FILE NOS. 333-83423
                                                                        811-9491

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [   ]
Pre-Effective Amendment No. ______ [   ]
Post-Effective Amendment No.   50 [X]

and/or

REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940
Amendment No.   51       [X]

(Check appropriate box or boxes.)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

               5701 Golden Hills Drive, Minneapolis, MN                                                                                                                          55416
_________________________________________________________________________     ___________________________
                 (Address of Principal Executive Offices)                                                                                   (Zip Code)

Registrant’s Telephone Number, including Area Code(763) 765-7453

Erik T. Nelson, Chief Legal Officer
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:   April 27, 2015

It is proposed that this filing will become effective (check appropriate box)

         [   ] immediately upon filing pursuant to paragraph (b)

         [X] on April 27, 2015 pursuant to paragraph (b)

         [   ] 60 days after filing pursuant to paragraph (a)(1)

         [   ] on (date) pursuant to paragraph (a)(1)

         [   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

         [   ] on (date)  pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         [   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A
PROSPECTUS

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL® BlackRock Capital Appreciation Fund
AZL® BlackRock Global Allocation Fund
AZL® Boston Company Research Growth Fund
(formerly AZL® Dreyfus Research Growth Fund)
AZL® Enhanced Bond Index Fund
AZL® Federated Clover Small Value Fund
AZL® Franklin Templeton Founding Strategy Plus Fund
AZL® Gateway Fund
AZL® International Index Fund
AZL® Invesco Equity and Income Fund
AZL® Invesco Growth and Income Fund
AZL® Invesco International Equity Fund
AZL® JPMorgan International Opportunities Fund
AZL® JPMorgan U.S. Equity Fund, Class 2
AZL® MetWest Total Return Bond Fund
AZL® MFS Investors Trust Fund
AZL® MFS Mid Cap Value Fund
AZL® MFS Value Fund
AZL® Mid Cap Index Fund
AZL® Money Market Fund
AZL® Morgan Stanley Global Real Estate Fund
AZL® Morgan Stanley Mid Cap Growth Fund
AZL® NFJ International Value Fund
AZL® Oppenheimer Discovery Fund
AZL® Pyramis® Total Bond Fund
(formerly AZL® Pyramis® Core Bond Fund)
AZL® Russell 1000 Growth Index Fund
AZL® Russell 1000 Value Index Fund
AZL® S&P 500 Index Fund, Class 1 and Class 2
AZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2
AZL® Small Cap Stock Index Fund
AZL® T. Rowe Price Capital Appreciation Fund, Class2
AZL® Wells Fargo Large Cap Growth Fund

PROSPECTUS DATED APRIL 27, 2015

Allianz Investment Management LLC (the “Manager”)

Shares of each Fund are sold exclusively to certain insurance companies in connection with particular variable annuity contracts and/or variable life insurance policies (each a “Contract” and collectively the “Contracts”) they issue. The insurance companies invest in shares of the Funds in accordance with instructions received from owners of the applicable Contracts.

This Prospectus must be accompanied or preceded by a current prospectus for the Contracts that invest in the Funds.

Questions?

Call toll free at 1-800-624-0197 or contact your investment representative.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may contain information on Funds not available under your Contract. Please refer to your Contract prospectus for information regarding the investment options available to you.

AZL® is a registered service mark of Allianz SE. Allianz SE is the ultimate owner of the Manager.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

TABLE OF CONTENTS

AZL® BlackRock Capital Appreciation Fund	3
AZL® BlackRock Global Allocation Fund	7
AZL® Boston Company Research Growth Fund	12
AZL® Enhanced Bond Index Fund	15
AZL® Federated Clover Small Value Fund	19
AZL® Franklin Templeton Founding Strategy Plus Fund	23
AZL® Gateway Fund	28
AZL® International Index Fund	31
AZL® Invesco Equity and Income Fund	34
AZL® Invesco Growth and Income Fund	38
AZL® Invesco International Equity Fund	41
AZL® JPMorgan International Opportunities Fund	44
AZL® JPMorgan U.S. Equity Fund, Class 2	48
AZL® MFS Investors Trust Fund	55
AZL® MFS Mid Cap Value Fund	58
AZL® MFS Value Fund	61
AZL® Mid Cap Index Fund	64
AZL® Money Market Fund	67
AZL® Morgan Stanley Global Real Estate Fund	71
AZL® Morgan Stanley Mid Cap Growth Fund	74
AZL® NFJ International Value Fund	77
AZL® Oppenheimer Discovery Fund	80
AZL® Pyramis® Total Bond Fund	83
AZL® Russell 1000 Growth Index Fund	87
AZL® Russell 1000 Value Index Fund	90
AZL® S&P 500 Index Fund, Class 1 and Class 2	93
AZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2	96
AZL® Small Cap Stock Index Fund	100
AZL T. Rowe Price Capital Appreciation Fund, Class 2	103
AZL® Wells Fargo Large Cap Growth Fund	107
Tax Information	110
Financial Intermediary Compensation	110
More about the Funds	111
Overview	111
Investment Strategies	115
Investment Risks	122
Fund Management	145
The Manager	145
The Subadvisers of the Funds	145
The Portfolio Managers of the Funds	149
More Information About Fund Management	159
Duties of the Manager and Subadvisers	159
Payments to Affiliated Insurance Companies	160
Management Fees	161
Legal Proceedings	162
The Administrator	164
The Distributor	164
The Custodian	164
Licensing Arrangements	164
Disclosure of Portfolio Holdings	166
The Commodity Exchange Act	166
Shareholder Information	167
Pricing of Fund Shares	167
Money Market Fund	167
Purchase and Redemption of Shares	167
Market Timing	168
Distribution (12b-1) Fees	169
Dividends, Distributions, and Taxes	169
Financial Highlights	170

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

2

Fund Summaries AZL® BlackRock Capital Appreciation Fund

AZL® BlackRock Capital Appreciation Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.10%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the Subadviser believes have exhibited above-average growth rates in earnings over the long term. In other words, the Subadviser tries to choose investments that will increase in value over the long term.

The Fund will generally invest at least 65% of its total assets in the following equity securities:

•     Common stock;
•     Convertible preferred stock;
•     Securities convertible into common stock; and
•     Rights to subscribe to common stock.

Of these securities the Fund generally seeks to invest primarily in common stock.

The Fund may invest in companies of any size but emphasizes investments in companies that have medium to large stock market capitalizations (currently, approximately $2 billion or more).

Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

3

Fund Summaries AZL® BlackRock Capital Appreciation Fund

stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

The Fund may invest up to 20% of its total assets in the securities of foreign companies, including in the form of European Depositary Receipts (“EDRs”) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored depositary receipts.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Growth Stocks Risk  Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Leveraging Risk  The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage.  The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•
Capitalization Risk  Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
Interest Rate Risk  Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.

•	Private Placed Securities Risk The Fund may invest in privately placed securities, which are subject to resale restrictions.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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Fund Summaries AZL® BlackRock Capital Appreciation Fund

•
Initial Public Offerings Risk  Securities purchased in initial public offerings (IPOs) may be issued by companies with limited operating histories or companies that are undercapitalized.  The trading market for these securities may be limited.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

•
ETF and Investment Company Risk  Investing in an exchange-traded fund (ETF) or another mutual fund exposes the Fund to all the risks of that ETF or mutual fund and also to a pro rata portion of its expenses.

•
Warrants Risk  If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.

•
When Issued and Delayed Delivery Securities and Forward Commitments Risk  The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the fund at an established price with payment and delivery taking place in the future.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	16.20%
Lowest (Q4, 2008)	-19.81%

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

5

Fund Summaries AZL® BlackRock Capital Appreciation Fund

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Since Inception (4/29/2005)
AZL® BlackRock Capital Appreciation Fund	9.11%	12.40%	7.99%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	13.05%	15.81%	9.48%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Capital Management, Inc. serves as the subadviser to the Fund.

The Fund’s portfolio manager is: Lawrence Kemp, Managing Director, since January 2013.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

6

Fund Summaries AZL® BlackRock Global Allocation Fund

AZL® BlackRock Global Allocation Fund

Investment Objective

The Fund seeks high total investment return.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.10%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.11%
(1)         Acquired Fund Fees and Expenses include 0.01% of acquired fund fees and expenses associated with the AZL Cayman Global Allocation Fund I, Ltd.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 years
$113	$353	$612	$1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund invests in a portfolio of equity, debt and money market securities. Generally, the Fund’s portfolio will include both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock. At any given time, however, the Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Fund mainly seeks securities that the Fund’s subadviser believes are undervalued. The Fund may buy debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, and debt securities of any kind, including by way of example, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, mortgage-backed or other asset-backed securities, debt securities convertible into equity securities, inflation-indexed bonds, structured notes, credit-linked notes, loan assignments and loan participations. The Fund may invest up to 35% of its net assets in “junk bonds,” corporate loans and distressed securities. The Fund may also invest in real estate investment trusts (“REITs”) and securities related to real assets (like real estate- or precious metals-related securities) such as stocks, bonds or convertible bonds issued by REITs or companies that mine precious metals.

When choosing investments, the subadviser considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Fund generally seeks diversification across

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

7

Fund Summaries AZL® BlackRock Global Allocation Fund

markets, industries and issuers as one of its strategies to reduce volatility. The Fund has no geographic limits on where it may invest. This flexibility allows the subadviser to look for investments in markets around the world, including emerging markets, that it believes will provide the best asset allocation to meet the Fund’s objective. The Fund may invest in the securities of companies of any market capitalization.

Generally, the Fund may invest in the securities of corporate and governmental issuers located anywhere in the world. The Fund may emphasize foreign securities when the subadviser expects these investments to outperform U.S. securities. When choosing investment markets, the subadviser considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies. The Fund may underweight or overweight a currency based on the subadviser’s outlook.

Under normal circumstances, the Fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) — of its net assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States, or have at least 50% of their sales or assets outside the United States. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles, and are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Commodities-Related Investments Risk Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

8

Fund Summaries AZL® BlackRock Global Allocation Fund

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Distressed Securities Risk  Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Distressed securities involve the substantial risk that principal will not be repaid and may present a substantial risk of default or may be in default at the time of investment.

•
Interest Rate Risk  Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•
Security Quality Risk  The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as “high yield risk” or “junk bond risk.”

•
Capitalization Risk  Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Initial Public Offerings Risk  Securities purchased in initial public offerings (IPOs) may be issued by companies with limited operating histories or companies that are undercapitalized.  The trading market for these securities may be limited.

•
ETF and Investment Company Risk  Investing in an exchange-traded fund (ETF) or another mutual fund exposes the Fund to all the risks of that ETF or mutual fund and also to a pro rata portion of its expenses.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Sovereign Debt Risk  Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•	Corporate Loans Risk The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

•	Extension Risk If interest rates rise, debt securities may be paid in full more slowly than anticipated.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•
Mortgage-Related and Other Asset-Backed Risk  Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•
Leveraging Risk  The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage.  The use of leverage may require the Fund to liquidate a portfolio position at a

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

9

Fund Summaries AZL® BlackRock Global Allocation Fund

disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•
Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date.  The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Repurchase Agreements and Purchase and Sale Contracts Risk  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•	Private Placed Securities Risk The Fund may invest in privately placed securities, which are subject to resale restrictions.

•
Precious Metal Related Securities Risk  Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals.

•
Structured Notes Risk  Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”).

•
Warrants Risk  If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.

•
Short Sales Risk  The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

•
When Issued and Delayed Delivery Securities and Forward Commitments Risk  The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.

•
Indexed and Inverse Securities Risk  Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline signiﬁcantly in value if interest rates or index levels move in a way Fund management does not anticipate.

•
Standby Commitment Agreements Risk  Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it

•
Subsidiary Risk  By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act and is not subject to all the investor protections of the Investment Company Act.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance, the FTSE World Index. The Fund's performance also is compared to the returns of the S&P 500 Index, the FTSE World (ex US) Index, the BofA Merrill Lynch Current 5-Year US Treasury Index, the Citigroup Non-US Dollar World Government Bond Index and the Reference Benchmark, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

10

Fund Summaries AZL® BlackRock Global Allocation Fund

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2013)	4.87%
Lowest (Q3, 2014)	-1.23%

Average Annual Total Returns

	One Year Ended December 31, 2014	Since Inception (1/10/12)
AZL® BlackRock Global Allocation Fund	1.95%	7.68%
Balanced Composite Index (reflects no deduction for fees, expenses, or taxes)	4.18%	9.18%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	19.50%
FTSE World ex U.S. Index (reflects no deduction for fees, expenses, or taxes)	-3.74%	9.43%
FTSE World Index (reflects no deduction for fees, expenses, or taxes)	4.77%	14.48%
BofA Merrill Lynch 5-year U.S. Treasury Bond Index (reflects no deduction for fees, expenses, or taxes)	2.93%	0.92%
Citigroup Non-U.S. Dollar World Government Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.68%	-1.67%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The Fund’s portfolio managers since January 2012 are: Dennis Stattman, CFA, Dan Chamby, CFA, and Aldo Roldan, PhD, each a Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

11

Fund Summaries AZL® Boston Company Research Growth Fund

AZL® Boston Company Research Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and income.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.76%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.06%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

To pursue its objective, the Fund invests primarily in common stocks of large, well-established and mature companies. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks that are included in a widely recognized index of stock market performance.  The Fund invests primarily in large capitalization companies, which it defines as companies with market capitalizations within the range of the Russell 1000 Growth Index.  While a significant portion of these stocks normally would be expected to pay regular dividends, the Fund may invest in non-dividend paying companies if they offer better prospects for capital appreciation. The Fund defines large capitalization as companies with market capitalizations within the range of the Russell 1000 Growth Index, which is the large cap Russell index used by the Fund for comparative purposes. At times, the Fund may overweight or underweight certain industry sectors relative to its benchmark index. The Fund may also invest up to 30% of its total assets in foreign securities. The Fund will not invest more than 5% of its net assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade.

The subadviser manages the Fund using a “growth style” of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The subadviser uses a consistent, bottom-up approach to build equity portfolios which emphasizes individual stock selection. The subadviser goes beyond Wall Street analysis and performs intensive qualitative and quantitative in-house research to determine whether companies meet its investment criteria.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

12

Fund Summaries AZL® Boston Company Research Growth Fund

The subadviser continually monitors the securities in the Fund’s portfolio, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive. The subadviser also may sell a security if an event occurs that contradicts the subadviser’s rationale for owning it, such as a deterioration in the company’s financial fundamentals. In addition, the subadviser may sell a security if better investment opportunities emerge elsewhere. The subadviser also may liquidate a security if the subadviser changes the Fund’s industry or sector weightings.

The Fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Growth Stocks Risk  Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•
Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Dividend Risk Stocks that are expected to pay dividends may pay lower dividends or no dividends at all.  Distributions on debt securities with variable or floating interest rates will vary with fluctuations in market interest rates.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future. Prior to April 27, 2015, the Fund was subadvised by The Dreyfus Corporation, an affiliate of The Boston Company Asset Management LLC, and named the AZL Dreyfus Research Growth Fund.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

13

Fund Summaries AZL® Boston Company Research Growth Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	16.65%
Lowest (Q4, 2008)	-24.68%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® Boston Company Research Growth Fund	8.45%	15.63%	7.64%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	13.05%	15.81%	8.49%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

The Boston Company Asset Management LLC serves as the subadviser to the Fund.

Elizabeth Slover, Senior Managing Director, has been the portfolio manager of the Fund since January 2009.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

14

Fund Summaries AZL® Enhanced Bond Index Fund

AZL® Enhanced Bond Index Fund

Investment Objective

The Fund seeks to exceed the total return of the Barclays Capital U.S. Aggregate Bond Index.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 564% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund generally invests in a combination of securities with an overall weighting close to the capitalization weights of the Barclays Capital U.S. Aggregate Bond Index (the “Index”); however, the Fund’s investments may not replicate the portfolio weights of the Index at all times. Instead, the subadviser may overweight or underweight securities in the Fund (relative to their weightings in the Index) in order to emphasize securities which have quantitative characteristics (such as above-average yield or below-average valuation) the subadviser believes may enhance performance. The Fund may not invest in all of the bonds in the Index, or in the same weightings as in the Index. Because the Index typically includes securities not readily available in the market, the Fund may invest in bonds that are not included in the Index but that are selected to reflect as closely as practicable characteristics, such as maturity, duration, or credit quality, of bonds in the Index. This may result in different levels of interest rate, credit or other risks from the levels of risks on the securities included in the Index. The Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the Index.

Under normal market conditions, the Fund invests at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The subadviser uses the Index as a guide in structuring the Fund and selecting its investments and manages the Fund to have similar overall interest rate risk to the index.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

15

Fund Summaries AZL® Enhanced Bond Index Fund

The Fund usually will invest a portion of its assets in mortgage-backed securities. Most mortgage-backed securities are issued by Federal government agencies, such as the Government National Mortgage Association (“Ginnie Mae”), or government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal National Mortgage Association (“Fannie Mae”). Principal and interest payments on mortgage-backed securities issued by the Federal government agencies may be guaranteed by either the Federal government or the government agency, but not all such securities issued by certain government agencies and by government sponsored enterprises are guaranteed by the U.S. government or backed by the full faith and credit of the United States.

The Fund also may invest in U.S. Treasury bills, notes and bonds and other “full faith and credit” obligations of the U.S. Government. The Fund may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. “Agency” securities may not be backed by the “full faith and credit” of the U.S. Government. U.S. Government agencies may include the Federal Farm Credit Bank, the Resolution Trust Corporation and the Government National Mortgage Association. “Agency” obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

Eligible investments for the Fund also include:

•	Agency and non-agency mortgage-backed securities back by loans secured by residential, multifamily, and commercial properties;

•      Obligations of U.S. and foreign corporations;

•      Obligations of foreign governments and supranational entities, such as the World Bank;

•      Asset-backed securities;

•      Municipal bonds, both taxable and tax-exempt;

•      Preferred stock, including non-convertible preferred stock ; and

•	Cash equivalent securities (any security that has an effective duration under one year, a weighted average life of less than one year, and spread duration less than one year).

Securities must be rated investment grade or better at the time of purchase. The Fund will have a targeted duration within a band of ±10% around the duration of the Index. Except for Treasury or agency debentures, pass through securities, or REMICs (real estate mortgage investment conduits), no more than 3% of the Fund’s assets may be invested in the securities of a single issuer.

The Fund may use futures, options, and/or swaps to manage duration and other characteristics of its portfolio. The Fund is permitted to purchase securities in private placements or Rule 144A transactions and to purchase securities on a when-issued basis or for forward delivery. The Fund may also enter into repurchase agreements and covered dollar rolls on mortgage securities.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•     Market Risk  The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor bond performance.  In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

16

Fund Summaries AZL® Enhanced Bond Index Fund

•
Interest Rate Risk  Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•
Leveraging Risk  The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage.  The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•	Credit risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date.  The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Extension Risk If interest rates rise, debt securities may be paid in full more slowly than anticipated.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Mortgage-Related and Other Asset-Backed Risk  Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

•	Private Placed Securities Risk The Fund may invest in privately placed securities, which are subject to resale restrictions.

•
Repurchase Agreements and Purchase and Sale Contracts Risk  If the other party to a repurchase agreement or purchase and sale contract defaults on it obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Sovereign Debt Risk  Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
U.S. Government Obligations Risk  Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

17

Fund Summaries AZL® Enhanced Bond Index Fund

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2011)	3.36%
Lowest (Q2, 2013)	-2.34%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Year Ended December 31, 2014	Since Inception (7/10/2009)
AZL® Enhanced Bond Index Fund	5.35%	3.98%	3.70%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.57%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Financial Management, Inc. serves as the subadviser to the Fund.

The portfolio manager of the Fund is:  Akiva Dickstein, Managing Director, since June 30, 2014.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

18

Fund Summaries AZL® Federated Clover Small Value Fund

AZL® Federated Clover Small Value Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	1.03%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund primarily invests in common stocks and other equity securities of U.S. companies with small market capitalizations. The Fund seeks to achieve its investment objective by investing in common stocks and other equity securities of U.S. companies with small market capitalizations that the subadviser believes are undervalued relative to the market or their historic valuations.

Under normal market conditions the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investments of small capitalization companies.  Small capitalization companies are companies with market capitalizations at the time of purchase included in the Russell 2000 Index.

The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting securities for the Fund, the subadviser will seek to identify companies whose stock is out-of-favor with investors. In searching for undervalued companies in which to invest, the subadviser seeks companies with the fundamental strength to capitalize on change agents, such as internal changes (e.g., management changes, restructuring or merger and acquisition activity or sales mix shifts), external changes (e.g., regulatory changes, marketplace shifts or technological advances) or companies with deep seated advantages (e.g., captive customers, pricing power, patents or strong brand names) that are undergoing short-term challenges. The subadviser generally will consider selling a security when its price target for the security has been achieved, its investment thesis has been invalidated or if it finds a more compelling investment alternative.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

19

Fund Summaries AZL® Federated Clover Small Value Fund

Under normal market conditions, the Fund invests its assets in a diversified portfolio of equity securities which may include common stocks, preferred stocks which are convertible into common stock, and American Depositary Receipts (ADRs) and other domestically traded securities of foreign issuers which may constitute up to 20% of the Fund’s assets. The Fund may also invest in debt securities convertible into common stocks, may invest up to 5% of its net assets in warrants and rights to purchase common stocks and up to 20% of its net assets in equity interests issued by real estate investment trusts (REITs). The Fund also may invest in money market funds, exchange-traded funds and repurchase agreements.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid in an attempt to benefit from changes in the value of the underlying investment(s). The Fund also may use derivative contracts in an attempt to obtain premiums from the sale of a derivative contract, realize gains from trading a derivative contract, and hedge against potential losses.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•     Issuer Risk  The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Capitalization Risk  Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•     Liquidity Risk  An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.

•
Leveraging Risk  The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

20

Fund Summaries AZL® Federated Clover Small Value Fund

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
ETF and Investment Company Risk  Investing in an exchange-traded fund (ETF) or another mutual fund exposes the Fund to all the risks of that ETF or mutual fund and also to a pro rata portion of its expenses.

•
Technology Risk  Proprietary and third party data and systems are utilized to support decision making for the Fund.  Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	24.52%
Lowest (Q4, 2008)	-28.55%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® Federated Clover Small Value Fund	7.54%	14.66%	7.32%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	4.22%	14.26%	6.89%

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Fund Summaries AZL® Federated Clover Small Value Fund

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Federated Global Investment Management Corp., operating primarily through its Federated Clover Investment Advisors division, serves as the subadviser to the Fund.

The Fund’s portfolio managers are:  Stephen K. Gutch, Senior Portfolio Manager and Lawrence R. Creatura, Portfolio Manager, since February 2012; and Martin A. Jarzebowski, Portfolio Manager, since June 2014.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

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Fund Summaries AZL® Franklin Templeton Founding Strategy Plus Fund

AZL® Franklin Templeton Founding Strategy Plus Fund

Investment Objective

The Fund seeks long-term capital appreciation, with income as a secondary goal.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.70%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	1.04%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund seeks to achieve its goal by investing in a combination of subportfolios, or strategies, each of which is managed by an asset manager that is part of Franklin Templeton. Two of the strategies invest primarily in U.S. and foreign equity securities and the other two invest in U.S. and foreign fixed-income securities. The Fund generally makes equal allocations (approximately 25%) of its assets to each of the following four strategies:

•	Mutual Shares Strategy

•	Templeton Growth Strategy

•	Franklin Income Strategy

•	Templeton Global Bond Strategy

The investment results of the individual strategies will vary. As a result, the percentage allocations to the strategies will be monitored daily by the Manager. The allocations to each strategy will generally not exceed plus or minus 3% of the pre-determined fixed allocation percentages. The Manager may recommend additional or different strategies for investment, without seeking the approval of shareholders.

Each of the strategies may use various derivative strategies seeking to protect assets, implement cash or tax management strategies or enhance returns.

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Fund Summaries AZL® Franklin Templeton Founding Strategy Plus Fund

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investment held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Interest Rate Risk  Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner or at all may have an adverse impact on the Fund’s earnings.

•
Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date.  The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Security Quality Risk  The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities.  Security quality risk is sometimes known as “high yield risk” or “junk bond risk.”

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Convertible Securities Risk The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
Special Situations Risk  The Fund may use investment strategies that are intended to take advantage of mergers, reorganizations, or other unusual events.  If the change or event does not occur, the Fund may not receive the anticipated benefit or may incur a loss.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•	Income Risk Falling interest rates may cause the Fund’s income to decline.

•	Private Placed Securities Risk The Fund may invest in privately placed securities, which are subject to resale restrictions.

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Fund Summaries AZL® Franklin Templeton Founding Strategy Plus Fund

•	Extension Risk If interest rates rise, debt securities may be paid in full more slowly than anticipated.

•
Dividend Risk Stocks that are expected to pay dividends may pay lower dividends or no dividends at all.  Distributions on debt securities with variable or floating interest rates will vary with fluctuations in market interest rates.

•
Distressed Securities Risk  Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Distressed securities involve the substantial risk that principal will not be repaid and may present a substantial risk of default or may be in default at the time of investment.

•
Inflation-Indexed Securities Risk  Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation.

•	Country/Regional Risk Political events, financial troubles, or natural disasters may have an adverse affect on the securities markets of a country or region.

•
Structured Notes Risk  Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”).

•
Sovereign Debt Risk  Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance, the S&P 500® Index. The Fund’s performance also is compared to the Barclays Capital U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to a Balanced Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500® Index (60%) and Barclay’s Capital U.S. Aggregate Bond Index (40%) in proportions similar to the equity to fixed income allocation of the Fund.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries AZL® Franklin Templeton Founding Strategy Plus Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	8.87%
Lowest (Q3, 2011)	-13.34%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Year Ended December 31, 2014	Since Inception (10/23/2009)
AZL® Franklin Templeton Founding Strategy Plus Fund	2.14%	8.38	8.57%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	15.67%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.33%
Balanced Composite Index (reflects no deduction for fees, expenses, or taxes)	10.56%	11.29%	11.36%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund. As of November 12, 2010, Brian Muench, President of the Manager, is primarily responsible for determining allocations to each strategy.

Mutual Shares Strategy:  Franklin Mutual Advisers, LLC serves as the subadviser to the Fund for the Mutual Shares Strategy.  The portfolio managers for the Mutual Shares Strategy, since October 2009, are: Peter A. Langerman, Chairman, President and Chief Executive Officer; F. David Segal, CFA, Portfolio Manager; and Deborah A. Turner, CFA, Assistant Portfolio Manager.

Franklin Income Strategy:  Franklin Advisers Inc. serves as the subadviser to the Fund for the Franklin Income Strategy.  The portfolio managers for the Franklin Income Strategy, since October 2009, are:  Edward D. Perks, CFA, Executive Vice President; Matt Quinlan, Vice President and Portfolio Manager; and Alex W. Peters, CFA, Vice President and Portfolio Manager.

Templeton Global Bond Strategy:  Franklin Advisers Inc. serves as the subadviser to the Fund for the Templeton Global Bond Strategy.  The portfolio managers for the Templeton Global Bond Strategy are Michael Hasenstab, Ph.D., Executive Vice President, since October 2009; and Christine Zhu, Portfolio Manager, since May 2014.

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Fund Summaries AZL® Franklin Templeton Founding Strategy Plus Fund

Templeton Growth Strategy:  Templeton Global Advisers Limited serves as the subadviser to the Fund for the Templeton Growth Strategy.  The portfolio managers for the Templeton Growth Strategy are:  Norman J. Boersma, CFA, President, Lead Portfolio Manager, since March 2011; Lisa F. Myers, CFA, Executive Vice President, Portfolio Manager/Research Analyst, since October 2009; and Tucker Scott, CFA, Executive Vice President, Portfolio Manager/Research Analyst, since October 2009.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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Fund Summaries AZL® Gateway Fund

AZL® Gateway Fund

Investment Objective

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.10%
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The combination of the diversified stock portfolio, the cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. The Fund may invest in companies with small, medium or large market capitalizations. Equity securities purchased by the Fund may include U.S.-exchange-listed common stocks, American Depositary Receipts (ADRs), and interests in real estate investment trusts (REITs).

From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline. The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may also invest in other investment companies, including money market funds, to the extent permitted by the Investment Company Act of 1940. The Fund may enter into repurchase agreements and/or hold cash and cash equivalents. The Fund may purchase U.S. government securities, certificates of deposit, commercial paper, bankers’ acceptance, and/or repurchase agreements or hold cash (U.S. Dollars, foreign currencies or multinational currency units) for temporary defensive purposes in response to adverse market, economic or political conditions, or, under normal

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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Fund Summaries AZL® Gateway Fund

circumstances, for purposes of liquidity. These investments may prevent the Fund from achieving its investment objective.

The Fund not only strives for the majority of the returns associated with equity market investments, but also returns in excess of those available from other investments comparable in volatility. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments, although the Fund expects to generally have lower long-term returns than a portfolio consisting solely of equity securities. The Fund intends that its index option-based risk management strategy will limit the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Correlation Risk  The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the performance of the Fund’s equity portfolio does not correlate to the index underlying its option positions.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Options Risk  The value of the Fund’s positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

29

Fund Summaries AZL® Gateway Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2011)	5.45%
Lowest (Q3, 2011)	-4.62%

Average Annual Total Returns

	One Year Ended December 31, 2014	Since Inception (4/30/2010)
AZL® Gateway Fund	3.09%	4.41%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	14.95%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Gateway Investment Advisers, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund, since April 2010, are Paul R. Stewart, president and chief executive officer of Gateway; Michael T. Buckius, senior vice president and chief investment officer of Gateway; and since February 2013, Kenneth H. Toft, a senior vice president of Gateway.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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Fund Summaries AZL® International Index Fund

AZL® International Index Fund

Investment Objective

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Distribution (12b-1) Fees	0.25%
Other Expenses
Recoupment(1)	0.02%
Other Operating Expenses	0.13%
Total Annual Fund Operating Expenses	0.75%
(1)
The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.77% through April 30, 2016.  After April 30, 2016, the Manager may terminate the contract for any reason on 30 days written notice to the Fund. Amounts contractually waived or reimbursed in a particular fiscal year may be recouped by the Manager.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It reflects the expense reimbursement arrangement for the first year. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative market capitalization of each of the countries in the MSCI EAFE Index.

The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings as the securities have in the index. The Fund's subadviser chooses investments so that the market capitalizations, industry

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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Fund Summaries AZL® International Index Fund

weightings, and other fundamental characteristics of the securities chosen are similar to those of the MSCI EAFE Index as a whole.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Leveraging Risk  The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Repurchase Agreements and Purchase and Sale Contracts Risk  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

•
Sovereign Debt Risk  Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
ETF and Investment Company Risk  Investing in an exchange-traded fund (ETF) or another mutual fund exposes the Fund to all the risks of that ETF or mutual fund and also to a pro rata portion of its expenses.

•
Short Sales Risk  The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

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Fund Summaries AZL® International Index Fund

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	17.43%
Lowest (Q3, 2011)	-20.27%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Year Ended December 31, 2014	Since Inception (5/1/2009)
AZL® International Index Fund	-6.18%	4.66%	9.48%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	-4.48%	5.81%	10.97%

Management

Allianz Investment Management LLC (the “Manager”) serves as the investment manager to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund are: since May 2011, Christopher Bliss, and Greg Savage, Managing Directors, and, since February 2014, Alan Mason, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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Fund Summaries AZL® Invesco Equity and Income Fund

AZL® Invesco Equity and Income Fund

Investment Objective

The Fund seeks the highest possible income consistent with safety of principal, with long-term growth of capital as an important secondary objective.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.05%
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities, and in derivatives and other instruments that have economic characteristics similar to such securities.

The Fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which the Fund invests are large-capitalization issuers.

The Fund invests, under normal conditions, at least 65% of its net assets in income-producing equity investments.

The Fund may invest in income-producing equity instruments (subject to the 65% policy above), debt securities and warrants or rights to acquire such securities, in such proportions as economic conditions indicate would best accomplish the Fund's objectives. It is the current operating policy of the Fund to invest in debt securities rated investment grade. This operating policy does not apply to convertible securities, which are selected primarily on the basis of their equity characteristics. It is also the operating policy of the Fund to invest not more than 10% of its net assets in debt securities rated Baa by Moody's or BBB by S&P, or in unrated securities determined by the subadviser to be of comparable quality at the time of purchase. These operating policies do not apply to convertible securities, which are selected primarily on the basis of their equity characteristics.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

34

Fund Summaries AZL® Invesco Equity and Income Fund

The Fund may invest up to 15% of its net assets in REITs.

The Fund may invest up to 25% of its net assets in securities of foreign issuers or depositary receipts.

The Fund can invest in derivative instruments including forward foreign currency contracts, futures contracts and options.

The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can use futures contracts to seek exposure to certain asset classes and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can use options to seek alpha (return on investments in excess of the Russell 1000 Value Index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

In selecting securities, the subadviser focuses on a security's potential for income with safety of principal and long-term growth of capital. The subadviser emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The Fund may dispose of a security when the security reaches the subadviser's estimate of fair value or when the Adviser identifies a more attractive investment opportunity.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Convertible Securities Risk The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Mortgage-Related and Other Asset-Backed Risk  Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

35

Fund Summaries AZL® Invesco Equity and Income Fund

rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•	Income Risk Falling interest rates may cause the Fund’s income to decline.

•
Interest Rate Risk  Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•
Preferred Securities Risk  There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

•
Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date.  The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance, the S&P 500 index. The Fund’s performance also is compared to the Barclay’s Capital U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment grade fixed-rate issues.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

36

Fund Summaries AZL® Invesco Equity and Income Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	16.83%
Lowest (Q4, 2008)	-13.29%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® Invesco Equity and Income Fund	8.50%	10.60%	6.71%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Invesco Advisers, Inc. serves as the subadviser to the Fund.

The portfolio managers of the Fund, since May 2004, are: Thomas Bastian, Lead Portfolio Manager, Mary Jayne Maly, James Roeder, and Sergio Marcheli, each a Portfolio Manager, since June 2010, Chuck Burge, Portfolio Manager, and, since April 2015, Brian Jurkash, Portfolio Manager.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

37

Fund Summaries AZL® Invesco Growth and Income Fund

AZL® Invesco Growth and Income Fund

Investment Objective

The Fund seeks income and long-term growth of capital.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.05%
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund’s subadviser seeks to achieve the Fund's investment objective by investing primarily in income-producing equity securities, which include common stocks and convertible securities.

The Fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which the Fund invests are large-capitalization issuers.

The Fund may invest up to 15% of its net assets in REITs.

The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include depositary receipts.

The Fund can invest in derivative instruments including forward foreign currency contracts, futures contracts and options.

The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can use futures contracts to seek exposure to certain asset classes and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can use options to seek alpha (return on investments in excess of the Russell 1000® Index), to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

38

Fund Summaries AZL® Invesco Growth and Income Fund

The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations.  In selecting securities for the Fund, the Fund’s subadviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company.

The Fund may dispose of a security whenever, in the opinion of the Fund’s subadviser, the security reaches the Fund’s subadviser's estimate of fair value or when the Fund’s subadviser identifies a more attractive investment opportunity.

Principal Investment Risks

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date.  The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•	Income Risk Falling interest rates may cause the Fund’s income to decline.

•
Convertible Securities Risk The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
Interest Rate Risk  Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

39

Fund Summaries AZL® Invesco Growth and Income Fund

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	21.78%
Lowest (Q4, 2008)	-20.18%

 Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® Invesco Growth and Income Fund	10.00%	13.12%	7.17%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.45%	15.42%	7.30%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Invesco Advisers, Inc. serves as the subadviser to the Fund.

The portfolio managers of the Fund, since May 2001, are: Thomas Bastian, Lead Portfolio Manager, Mary Jayne Maly, James Roeder, Sergio Marcheli, and, since April 2015, Brian Jurkash, each a Portfolio Manager.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

40

Fund Summaries AZL® Invesco International Equity Fund

AZL® Invesco International Equity Fund

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fees and Expenses

Fees and expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	1.24%
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$126	$393	$681	$1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of equity securities of foreign issuers that are considered by the Fund’s subadviser to have strong earnings  and revenue growth.

The Fund invests primarily in equity securities and depositary receipts of foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stock.

The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries outside of the U.S.  The Fund can invest up to 20% of total net assets in emerging markets. Emerging markets countries are those countries that are in the initial stages of their industrial cycles.

The Fund invests primarily in the securities of large-capitalization issuers; however, the Fund may invest a significant amount of its net assets in the securities of mid-capitalization issuers.

The Fund can invest in derivative instruments, including forward foreign currency contracts and futures contracts.

The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can use futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

41

Fund Summaries AZL® Invesco International Equity Fund

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research to identify quality growth companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. The portfolio managers' strategy primarily focuses on identifying issuers that they believe have sustainable above-average earnings growth, efficient capital allocation, and attractive prices.

The Fund's portfolio managers may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Growth Stocks Risk Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Currency Risk   Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Interest Rate Risk Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance, the MSCI EAFE Index. The Fund’s performance also is compared to the MSCI ACWI Ex-US Growth Index, which shows how the Fund’s performance compares with the returns of a broad index of large- and mid-cap securities exhibiting overall growth-style characteristics across 22 developed markets and 21 emerging markets countries.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

42

Fund Summaries AZL® Invesco International Equity Fund

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	18.20%
Lowest (Q4, 2008)	-20.57%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® Invesco International Equity Fund	0.25%	7.49%	6.69%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	-4.48%	5.81%	4.91%
MSCI ACWI Ex-US Growth Index (reflects no deduction for fees, expenses, or taxes)	-2.29%	5.54%	5.77%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Invesco Advisers, Inc. serves as the subadviser to the Fund.

The Fund’s portfolio managers are: Clas Olsson, Lead Portfolio Manager, since May 2002; Matthew Dennis, Portfolio Manager, since 2003; Mark Jason, Portfolio Manager, since 2011; Brent Bates, Portfolio Manager, since 2013; and Richard Nield, Portfoilio Manager, since 2013.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

43

Fund Summaries AZL® JPMorgan International Opportunities Fund

AZL® JPMorgan International Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	1.29%
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$131	$409	$708	$1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries primarily include those in the MSCI EAFE Index, which is the Fund’s benchmark; emerging markets include most other countries in the world not in the MSCI EAFE Index or Canada. The equity securities in which the Fund may invest include, but are not limited to, common and preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities, and warrants and rights. Under normal market conditions, the Fund invests at least 80% of its net assets in equity investments.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to and manage currency risk where appropriate through managing currency exposure.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

44

Fund Summaries AZL® JPMorgan International Opportunities Fund

In managing the Fund, the subadviser employs a three-step process that combines research, valuation and stock selection.

The subadviser selects securities for the Fund’s portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The subadviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The subadviser may adjust currency exposure to manage risks and reduce currency deviations relative to its benchmark, where practical.

Through its extensive global equity research and analytical systems, the subadviser seeks to generate an information advantage. Using fundamental analysis, the subadviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s subadviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including catalysts that could trigger a change in a stock’s price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund may also invest in real estate investment trusts (REITS) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate.

Principal Investment Risks

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•	Country/Regional Risk Political events, financial troubles, or natural disasters may have an adverse affect on the securities markets of a country or region.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
Capitalization Risk  Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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Fund Summaries AZL® JPMorgan International Opportunities Fund

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•	Private Placed Securities Risk The Fund may invest in privately placed securities, which are subject to resale restrictions.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	18.13%
Lowest (Q3, 2011)	-22.24%

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Fund Summaries AZL® JPMorgan International Opportunities Fund

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® JPMorgan International Opportunities Fund	-7.39%	4.28%	5.16%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	-4.48%	5.81%	4.91%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

J.P. Morgan Investment Management Inc. serves as the subadviser to the Fund.

Since May, 2011, the portfolio managers for the Fund are Jeroen Huysinga, Gerd Woort-Menker, and Georgina Perceval Maxwell, each a Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

47

Fund Summaries AZL® JPMorgan U.S. Equity Fund, Class 2

AZL® JPMorgan U.S. Equity Fund, Class 2

Investment Objective

The Fund seeks to provide high total return from a portfolio of selected equity securities.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.10%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund’s subadviser may moderately underweight or overweight sectors when it believes doing so will benefit performance.

Within each sector, the Fund focuses on those equity securities that the subadviser considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the subadviser seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the S&P 500 Index, the subadviser seeks to limit the Fund’s volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund primarily invests include common stocks, depositary receipts, exchange-traded funds (ETFs), and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad market indexes, but also more specific indexes as well, including those relating to particular sectors, markets, regions, and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

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Fund Summaries AZL® JPMorgan U.S. Equity Fund, Class 2

Derivatives, which are instruments that have a value based on another instrument, exchange rate, or index, may be used as substitutes for securities in which the Fund can invest. The subadviser may use futures contracts, options, swaps, and other derivatives as tools in the management of portfolio assets. The subadviser may use derivatives to hedge various investments and for risk management.

In managing the Fund, the subadviser employs a three-step process that combines research, valuation, and stock selection.

The subadviser takes an in-depth look at company prospects over a relatively long period – often as much as five years – rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the subadviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

The subadviser then buys and sells equity securities for the Fund according to its own policies, using the research and valuation rankings as a basis. In general, the subadviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the subadviser often considers a number of other criteria:

•	Catalysts that could trigger a rise in a stock’s price;

•	High potential reward compared to potential risk; and

•	Temporary mispricings cause by apparent market overreactions.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
ETF and Investment Company Risk  Investing in an exchange-traded fund (ETF) or another mutual fund exposes the Fund to all the risks of that ETF or mutual fund and also to a pro rata portion of its expenses.

•
Convertible Securities Risk The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

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Fund Summaries AZL® JPMorgan U.S. Equity Fund, Class 2

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

 Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	16.84%
Lowest (Q4, 2008)	-22.09%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® JPMorgan U.S. Equity Fund	14.18%	15.13%	7.60%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

50

Fund Summaries AZL® JPMorgan U.S. Equity Fund, Class 2

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.

J.P. Morgan Investment Management Inc. serves as the subadviser to the Fund.

The portfolio managers of the Fund, since January 2009, are Thomas Luddy, Managing Director, and Susan Bao, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

51

Fund Summary AZL® MetWest Total Return Bond Fund

AZL® MetWest Total Return Bond Fund

Investment Objective

The Fund seeks to maximize long-term total return.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%
Distribution (12b-1) Fees	0.25%
Other Expenses(1)	0.06%
Total Annual Fund Operating Expenses	0.91%
Management Fee Waiver	-0.05%
Total Annual Fund Operating Expenses After Management Fee Waiver(2)	0.86%
(1)	Other expenses are based on the estimated amounts for the current fiscal year.

(2)
The Manager and the Fund have entered into a written agreement reducing the Fund’s Management Fee to 0.55%, through at least April 30, 2016. After April 30, 2016, this Management Fee reduction may be terminated by the Manager for any reason.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$93	$290

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in investment grade fixed income securities or unrated securities that are determined by the subadviser to be of similar quality. Up to 20% of the Fund’s net assets may be invested in securities rated below investment grade. The Fund also invests at least 80% of its net assets plus borrowings for investment purposes in fixed income securities it regards as bonds. Under normal conditions, the portfolio duration is two to eight years and the dollar-weighted average maturity ranges from two to fifteen years. The Fund invests in the U.S. and abroad, including emerging markets and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. The subadviser will focus the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the subadviser believes to be relatively undervalued.

Investments include various types of bonds and other securities, typically corporate bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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Fund Summary AZL® MetWest Total Return Bond Fund

securities, swaps, futures, municipal securities, options, credit default swaps, private placements and restricted securities. These investments may have interest rates that are fixed, variable or floating.

The Fund may sell short up to 25% of the value of its total assets.

Derivatives will be used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques such as reverse repurchase agreements.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Interest Rate Risk  Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•
Security Quality Risk  The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as “high yield risk” or “junk bond risk.”

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Extension Risk If interest rates rise, debt securities may be paid in full more slowly than anticipated.

•
Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date.  The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•	Income Risk Falling interest rates may cause the Fund’s income to decline.

•
Mortgage-Related and Other Asset-Backed Risk  Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

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Fund Summary AZL® MetWest Total Return Bond Fund

•
Short Sales Risk  The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

•
Repurchase Agreements and Purchase and Sale Contracts Risk  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

•	Private Placed Securities Risk The Fund may invest in privately placed securities, which are subject to resale restrictions.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Performance Information

Performance information is not presented because the Fund has not had a full calendar year of operations.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Metropolitan West Asset Management, LLC serves as the subadviser to the Fund.

The Fund’s portfolio managers since November, 2014, are: Tad Rivelle, Portfolio Manager, Steve Kane, CFA, Portfolio Manager, Laird Landmann, CFA, Portfolio Manager, and Bryan Whalen, Portfolio Manager.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

54

Fund Summaries AZL® MFS Investors Trust Fund

AZL® MFS Investors Trust Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.05%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Massachusetts Financial Services Company (“MFS”), the Fund’s subadviser, normally invests the Fund’s assets primarily in equity securities.  Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for such securities.

In selecting investments for the Fund, MFS is not constrained to any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

While MFS may invest the Fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations.

MFS may invest the Fund’s assets in foreign securities.

MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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Fund Summaries AZL® MFS Investors Trust Fund

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•
Growth Stocks Risk  Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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Fund Summaries AZL® MFS Investors Trust Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	21.27%
Lowest (Q4, 2008)	-25.31%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Since Inception (4/29/2005)
AZL® MFS Investors Trust Fund	10.75%	13.51%	10.58%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	8.40%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Massachusetts Financial Services Company (“MFS”) serves as the subadviser to the Fund.

The portfolio managers for the Fund are: since October 2009, T. Kevin Beatty, Chief Investment Officer – Global Equity, and since April 2012, Edward Maloney, Investment Officer.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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Fund Summaries AZL® MFS Mid Cap Value Fund

AZL® MFS Mid Cap Value Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.05%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 136% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Massachusetts Financial Services Company (“MFS”), the Fund’s subadviser, normally invests at least 80% of the Fund’s net assets in issuers with medium market capitalizations. MFS generally defines medium market capitalization issuers as issuers with market capitalizations similar to those of issuers included in the Russell Midcap® Value Index over the last 13 months at the time of purchase. As of December 31, 2014, the range of the market capitalizations of the issuers in the Russell Midcap® Value Index was between $275 million and $33.6 billion. Issuers whose market capitalizations fall outside this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy.

MFS normally invests the Fund’s primarily in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.

MFS focuses on investing the Fund’s in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS may invest the Fund’s assets in foreign securities.

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Fund Summaries AZL® MFS Mid Cap Value Fund

MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•	Selection Risk Because this fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•     Liquidity Risk  An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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59

Fund Summaries AZL® MFS Mid Cap Value Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	20.85%
Lowest (Q4, 2008)	-35.44%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Since Inception (5/1/2006)
AZL® MFS Mid Cap Value Fund	10.90%	15.48%	3.73%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	14.75%	17.43%	8.43%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Massachusetts Financial Services Company (“MFS”) serves as the subadviser to the Fund.

The portfolio managers of the Fund, since January 2014, are: Brooks A. Taylor, Investment Officer; and Kevin J. Schmitz, Investment Officer.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

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Fund Summaries AZL® MFS Value Fund

AZL® MFS Value Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.74%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.04%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Massachusetts Financial Services Company (“MFS”), the Fund’s subadviser, normally invests the Fund’s assets primarily in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for such securities.

MFS focuses on investing the Fund’s assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, and other financial measures.

While MFS may invest the Fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations.

MFS may invest the Fund’s assets in foreign securities.

MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

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Fund Summaries AZL® MFS Value Fund

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries AZL® MFS Value Fund

Performance Bar Chart and Table
Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	18.83%
Lowest (Q4, 2008)	-23.07%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® MFS Value Fund	10.26%	12.82%	5.67%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.45%	15.42%	7.30%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Massachusetts Financial Services Company (“MFS”) serves as the subadviser to the Fund.

The portfolio managers for the Fund are: since September 2012, Nevin P. Chitkara, Investment Officer, and Steven R. Gorham, Investment Officer.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

63

Fund Summaries AZL® Mid Cap Index Fund

AZL® Mid Cap Index Fund

Investment Objective

The Fund seeks to match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.57%
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$714

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 400 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.

The S&P 400 Index is a market-weighted index composed of approximately 400 common stocks of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2013, the market capitalizations of companies in the S&P 400 Index ranged from $800 million to $3 billion.

The Fund does not necessarily invest in all of the securities in the S&P 400 Index or in the same weightings as the securities have in the index. The Fund's subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to the S&P 400 Index as a whole.

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64

Fund Summaries AZL® Mid Cap Index Fund

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries AZL® Mid Cap Index Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2010)	13.31%
Lowest (Q3, 2011)	-19.96%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Year Ended December 31, 2014	Since Inception (5/1/2009)
AZL® Mid Cap Index Fund	9.21%	15.65%	19.21%
S&P 400 Midcap Index (reflects no deduction for fees, expenses, or taxes)	9.77%	16.54%	20.12%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund are: since May 2011, Christopher Bliss, and Greg Savage, Managing Directors, and, since February 2014, Alan Mason, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

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66

Fund Summaries AZL® Money Market Fund

AZL® Money Market Fund

Investment Objective

The Fund seeks current income consistent with stability of principal.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

In pursuit of its goal, the Fund invests in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.

Specifically, the Fund may invest in:

1)
U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2)
High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3)	Unrated notes, paper and other instruments that are determined by the subadviser to be of comparable quality to the instruments described above.

4)	Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5)	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6)	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7)	Repurchase agreements relating to the above instruments.

8)	Funding agreements, issued by highly rated U.S. Insurance Companies.

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Fund Summaries AZL® Money Market Fund

9)	State and local debt issues.

10)	Municipal securities guaranteed by the U.S. government.

The Fund will invest at least 97% of its total assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating.

The Fund seeks to maintain a net asset value of $1.00 per share.

Principal Risks of Investing in the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Fund may become extremely low and possibly negative.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Asset-Backed Securities Risk  Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held trust.  Asset-backed securities are subject to credit, interest rate, prepayment and extension risks.  These securities also are subject to risk of default of the underlying asset, particularly during periods of economic downturn.

•
Interest Rate Risk  Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Income Risk Falling interest rates may cause the Fund’s income to decline.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•	Extension Risk If interest rates rise, debt securities may be paid in full more slowly than anticipated.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date.  The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Repurchase Agreements and Purchase and Sale Contracts Risk  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

•
U.S. Government Obligations Risk  Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United states.

•
Money Market fund Regulatory Risk  In July 2014, the SEC adopted amendments to money market fund regulations, which will change significantly the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes

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Fund Summaries AZL® Money Market Fund

may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2007)	1.20%
Lowest (Q4, 2014)	0.00%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® Money Market Fund	0.01%	0.00%	1.43%
Three-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.03%	0.08%	1.43%

The seven-day yield for the period ended December 31, 2014 was 0.01%. For the Fund’s current 7-day yield, telephone 800-624-0197 toll-free.

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Fund Summaries AZL® Money Market Fund

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Advisors, LLC serves as the subadviser to the Fund.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

70

Fund Summaries AZL® Morgan Stanley Global Real Estate Fund

AZL® Morgan Stanley Global Real Estate Fund

Investment Objective

The Fund seeks to provide income and capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	1.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$131	$409	$708	$1,556

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The subadviser seeks a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (REOCs), real estate investment trusts (REITs) and similar entities established outside the United States (foreign real estate companies). The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The subadviser’s approach emphasizes a bottom-up stock selection with a top-down global allocation.

The subadviser actively manages the Fund using a combination of top-down and bottom-up methodologies. The Subadviser’s proprietary models drive the bottom-up value-driven approach for stock selection.  The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation.  The bottom-up research process strongly influences the subadviser’s perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects its decision to overweight or underweight a given region, sector and/or country.  The subadviser generally considers selling a portfolio holding if the holding’s share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

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Fund Summaries AZL® Morgan Stanley Global Real Estate Fund

Under normal circumstances, at least 80% of the Fund’s assets, plus any borrowings for investment purposes, will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies.

A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

The equity securities in which the Fund may invest include common stocks, preferred stock, convertible securities, depositary receipts, rights and warrants and limited partnership interests.

Principal Investment Risks

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Convertible Securities Risk The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•
Warrants Risk  If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If

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Fund Summaries AZL® Morgan Stanley Global Real Estate Fund

they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	38.85%
Lowest (Q4, 2008)	-30.62%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Since Inception (5/1/2006)
AZL® Morgan Stanley Global Real Estate Fund	13.77%	10.62%	3.94%
FTSE EPRA/NAREIT Developed Real Estate Index (reflects no deduction for fees, expenses, or taxes)	15.89%	12.03%	4.75%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Morgan Stanley Investment Management, Inc. serves as the subadviser to the Fund.

The portfolio managers of the Fund, since May 2006, are: Theodore R. Bigman, since 2006, Michiel te Paske, since 2006, Sven van Kemenade, since 2006, Angeline Ho, since 2006, and Bill Grant, since May 2014, each a Managing Director, and Desmond Foong, since May 2015, Executive Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

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Fund Summaries AZL® Morgan Stanley Mid Cap Growth Fund

AZL® Morgan Stanley Mid Cap Growth Fund

Investment Objective

The Fund seeks capital growth.

Fees and Expenses

Annual Fund Operating Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.10%
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in common stocks and other equity securities of mid capitalization growth companies. The Fund considers mid capitalization companies to be those that, at the time of purchase, have market capitalizations within the range of the Russell Midcap Growth Index, which as of December 31, 2014, was between $203.5 million and $32.7 billion. The Fund may also invest in preferred stocks and securities convertible into common stocks or other equity securities.

The Fund seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Fund typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Fund generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

The Fund may invest up to 25% of its total assets in securities of foreign companies, including emerging market securities.  The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

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Fund Summaries AZL® Morgan Stanley Mid Cap Growth Fund

The Fund may invest up to 10% of its total assets in real estate investment trusts (REITs).  The Fund may also invest in privately-placed and restricted securities.

Principal Investment Risks

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Growth Stocks Risk  Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Capitalization Risk Investing in mid-capitalization companies creates risk because mid-capitalization companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Convertible Securities Risk The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Private Placed Securities Risk The Fund may invest in privately placed securities, which are subject to resale restrictions.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries AZL® Morgan Stanley Mid Cap Growth Fund

Performance Bar Chart and Table
Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	25.30%
Lowest (Q4, 2008)	-28.50%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® Morgan Stanley Mid Cap Growth Fund	0.82%	13.45%	9.11%
Russell MidCap® Growth Index (reflects no deduction for fees and expenses)	11.90%	16.94%	9.43%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Morgan Stanley Investment Management, Inc. serves as the subadviser to the Fund.

The portfolio managers for the Fund are:  Dennis P. Lynch, since 2003, David S. Cohen, since 2003, Sam G. Chainani, since 2004, Jason C. Yeung, since 2007, and Armistead B. Nash, since 2008, Managing Directors, and Alexander T. Norton, since 2005, Executive Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

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Fund Summaries AZL® NFJ International Value Fund

AZL® NFJ International Value Fund

Investment Objective

The Fund seeks long-term growth of capital and income.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	1.24%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$126	$393	$681	$1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing normally at least 65% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in equity securities that the Fund’s subadviser expects will generate income by paying dividends. The Fund may invest up to 50% of its assets in emerging market securities. The Fund typically achieves its exposure to equity securities through investing in American Depositary Receipts (ADRs) and/or foreign ordinaries.

The Fund’s subadviser uses a value investing style focusing on equity securities of companies whose stocks the Fund’s portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund's initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (changes in stock price relative to changes in overall market prices), earnings estimate revisions (changes in analysts' earnings-per-share estimates), and transactions in an issuer’s securities by its insiders. The portfolio managers also classify the Fund's selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund. The portfolio managers consider selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative

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Fund Summaries AZL® NFJ International Value Fund

stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield, or other favorable qualitative metrics.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Focused Investment Risk  Investing in a relatively small number of issuers, industries, or regions involves added risk.  Changes in the value of a single security or a single economic, political, or regulatory event may have a large impact on the value of the Fund’s portfolio.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance, the MSCI EAFE Index. The Fund’s performance also is compared to the MSCI ACWI Ex-US Index, which shows how the Fund’s performance compares with the returns of a broad index of large- and mid-cap securities across 22 developed markets and 21 emerging markets countries.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If

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Fund Summaries AZL® NFJ International Value Fund

they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	14.41%
Lowest (Q3, 2011)	-19.45%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Year Ended December 31, 2014	Since Inception (5/1/2009)
AZL® NFJ International Value Fund	-5.26%	4.49%	9.89%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	-4.48%	5.81%	10.97%
MSCI ACWI Ex-US Index (reflects no deduction for fees, expenses, or taxes)	-3.44%	4.89%	10.62%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

NFJ Investment Group LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund, since May 2009, are:  Ben Fischer, CFA, Managing Director, Portfolio Manager/Analyst; Paul Magnuson, Managing Director, Portfolio Manager/Analyst; Thomas Oliver, CPA, CFA, Managing Director, Portfolio Manager/Analyst; R. Burns McKinney, CFA, Managing Director, Portfolio Manager/Analyst; L. Baxter Hines,CFA, Managing Director, Portfolio Manager/Analyst, and since 2012, John Mowrey, CFA, Director, Portfolio Manager/Analyst.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

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RISK/RETURN SUMMARY AZL® Oppenheimer Discovery Fund

AZL® Oppenheimer Discovery Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.85%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	1.16%
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund mainly invests in common stocks of U.S. companies that the subadviser believes have favorable growth prospects. The Fund emphasizes stocks of small−capitalization (or "small−cap") companies, which are defined as companies with market capitalization of less than $3 billion when the Fund buys them. A company’s “market capitalization” is the value of its outstanding common stock relative to that of other companies. Companies are generally classified as small-cap, mid-cap or large-cap. The Fund's target capitalization range may change over time. These stocks may be traded on stock exchanges or over−the−counter.

The subadviser looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The subadviser also evaluates research on particular industries, market trends and general economic conditions.

The subadviser currently seeks companies with proven management records that are able to handle rapid growth, companies with innovative products or services, and companies that have above average growth profiles and have what the subadviser believes are sustainable growth rates. These criteria can vary.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of U.S. companies with small market capitalizations. Small capitalization

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RISK/RETURN SUMMARY AZL® Oppenheimer Discovery Fund

companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of the market capitalizations of companies included in the Russell 2000 Growth Index.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•
Growth Stocks Risk  Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Cyclical Opportunities  At times, the Fund might seek to take advantage of short-term market movements or changes in the business cycle by investing in companies or industries that are sensitive to those changes.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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RISK/RETURN SUMMARY AZL® Oppenheimer Discovery Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	20.27%
Lowest (Q4, 2008)	-26.57%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Since Inception (4/29/2005)
AZL® Oppenheimer Discovery Fund	-2.30%	15.11%	7.40%
Russell 2000® Growth Index (reflects no deduction for fees, expenses and taxes)	5.60%	16.80%	10.39%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

OppenheimerFunds, Inc. serves as the subadviser to the Fund.

The Fund’s lead portfolio manager, since February 2012, is Ronald J. Zibelli, Jr., CFA, Vice President, and the Fund’s co-portfolio manager, since February 2014, is Ash Shah, Vice President.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

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Fund SummariesAZL® Pyramis® Total Bond Fund

AZL® Pyramis® Total Bond Fund

Investment Objective

The Fund seeks a high level of current income.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.81%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 421% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The subadviser uses the Barclays U.S. Aggregate Bond Index as a guide in structuring the Fund and selecting its investments and manages the Fund to have similar overall interest rate risk to the index.

The subadviser considers other factors when selecting the Fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the Fund's exposure to various risks, including interest rate risk, the subadviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the Fund's competitive universe and internal views of potential future market conditions.

The Fund's assets may be allocated among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on the subadviser’s view of the relative value of each sector or maturity.

The Fund's assets may be invested in securities of foreign issuers in addition to securities of domestic issuers, including issuers located in emerging markets.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

83

Fund SummariesAZL® Pyramis® Total Bond Fund

The Fund may engage in transactions that have a leveraging effect on the Fund, including investments in derivatives, regardless of whether the Fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. The Fund may invest a significant portion of its assets in these types of investments. The Fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on the subadviser’s outlook and market conditions, the Fund may engage in these transactions to increase or decrease its exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

The Fund also may invest up to 20% of its assets in lower-quality debt securities.

To earn additional income for the Fund, the subadviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•     Market Risk  The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Interest Rate Risk  Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•	Private Placed Securities Risk The Fund may invest in privately placed securities, which are subject to resale restrictions.

•
Call Risk  If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date.  The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•	Extension Risk If interest rates rise, debt securities may be paid in full more slowly than anticipated.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Leveraging Risk  The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

84

Fund SummariesAZL® Pyramis® Total Bond Fund

•
Asset-Backed Securities Risk  Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust.  Asset-backed securities are subject to credit, interest rate, prepayment and extension risks.  These securities also are subject to risk of default of the underlying asset, particularly during periods of economic downturn.

•
Security Quality Risk  The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as “high yield risk” or “junk bond risk.”

•	Income Risk Falling interest rates may cause the Fund’s income to decline.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Mortgage-Related and Other Asset-Backed Risk  Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that back the security.

•
U.S. Government Obligations Risk  Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•
Real Estate Investments Risk  The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
Sovereign Debt Risk  Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future. Prior to April 27, 2015, the Fund was named the AZL Pyramis® Core Bond Fund.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

85

Fund SummariesAZL® Pyramis® Total Bond Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q1, 2014)	2.25%
Lowest (Q2, 2013)	-2.79%

Average Annual Total Returns

	One Year Ended December 31, 2014	Since Inception (9/5/12)
AZL® Pyramis® Total Bond Fund	5.37%	1.57%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	1.81%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Pyramis Global Advisors, LLC serves as the subadviser to the Fund.

The Fund’s portfolio managers since September 2012, are: Ford O’Neil, Portfolio Manager, Pramod Atluri, CFA, Portfolio Manager, and Michael Plage, Portfolio Manager.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

86

Fund Summaries AZL® Russell 1000 Growth Index Fund

AZL® Russell 1000 Growth Index Fund

Investment Objective

The Fund seeks to match the total return of the Russell 1000 Growth Index.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.44%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.78%
Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 years	10 Years
$80	$249	$433	$966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund normally invests in all stocks in the Russell 1000® Growth Index (the “Index”) in proportion to their weighting in the Index. The subadviser attempts to have a correlation between the Fund’s performance and that of the Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the Index were perfectly correlated.

The Index is an unmanaged index composed of companies on the Russell 1000® Index which exhibit higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is itself composed of approximately 1,000 of the largest securities on the Russell 3000® Index, based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

In seeking to match the performance of the Index, the subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the Index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.

Principal Risks of Investing in the Fund

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

87

Fund Summaries AZL® Russell 1000 Growth Index Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•
Growth Stocks Risk  Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q1, 2012)	14.41%
Lowest (Q3, 2011)	-13.18%

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

88

Fund Summaries AZL® Russell 1000 Growth Index Fund

Average Annual Total Returns

	One Year Ended December 31, 2014	Since Inception (4/30/2010)
AZL® Russell 1000 Growth Index Fund	12.21%	14.69%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	13.05%	15.63%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund are: since May 2011, Christopher Bliss, and Greg Savage, Managing Directors, and, since February 2014, Alan Mason, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

89

Fund Summaries AZL® Russell 1000 Value Index Fund

AZL® Russell 1000 Value Index Fund

Investment Objective

The Fund seeks to match the total return of the Russell 1000 Value Index.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.44%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.76%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund normally invests in all stocks in the Russell 1000® Value Index (the “Index”) in proportion to their weighting in the Index. The subadviser attempts to have a correlation between the Fund’s performance and that of the Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the Index were perfectly correlated.

The Index is an unmanaged index composed of companies on the Russell 1000® Index which exhibit lower price-to-book ratios and lower expected growth values. The Russell 1000® Index is itself composed of approximately 1,000 of the largest securities on the Russell 3000® Index, based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

In seeking to match the performance of the Index, the subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the Index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

90

Fund Summaries AZL® Russell 1000 Value Index Fund

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•
Value Stocks Risk Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2011)	12.85%
Lowest (Q3, 2011)	-16.24%

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

91

Fund Summaries AZL® Russell 1000 Value Index Fund

Average Annual Total Returns

	One Year Ended December 31, 2014	Since Inception (4/30/2010)
AZL® Russell 1000 Value Index Fund	12.59%	13.50%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.45%	14.36%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund are: since May 2011, Christopher Bliss, and Greg Savage, Managing Directors, and, since February 2014, Alan Mason, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

92

Fund Summaries AZL® S&P 500 Index Fund, Class 1 and Class 2

AZL® S&P 500 Index Fund, Class 1 and Class 2

Investment Objective

The Fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500®).

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.17%	0.17%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.24%	0.49%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$25	$77	$135	$306
Class 2	$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The subadviser normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.

The subadviser attempts to have a correlation between the Fund’s performance and that of the S&P 500® Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P® adjusts each company’s stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones.

In seeking to match the performance of the index, the subadviser uses a passive management approach and generally purchases all of the stocks comprising the benchmark index. However, in certain circumstances the subadviser may find it advantageous to purchase a representative sample of the stocks comprising the index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

93

Fund Summaries AZL® S&P 500 Index Fund, Class 1 and Class 2

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•
Leveraging Risk  The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

94

Fund Summaries AZL® S&P 500 Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	15.75%
Lowest (Q4, 2008)	-22.35%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Year Ended December 31, 2014	Since Inception (Class 1 – 5/14/2007 and Class 2 – 5/1/2007)
AZL® S&P 500 Index Fund (Class 1)	13.41%	15.15%	6.07%
AZL® S&P 500 Index Fund (Class 2)	13.12%	14.87%	5.97%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)(1)	13.69%	15.45%	6.63%
(1)The since inception performance data for the S&P 500 Index is calculated from 5/1/2007

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund are: since May 2011, Christopher Bliss, and Greg Savage, Managing Directors, and, since February 2014, Alan Mason, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

95

Fund SummariesAZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2

AZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	1.23%	1.23%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	1.46%	1.71%
Expense Reimbursement(1)	-0.06%	-0.06%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	1.40%	1.65%

(1)
The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 1.40% and 1.65%, respectively, through April 30, 2016.  After April 30, 2016, the Manager may terminate the contract for any reason on 30 days written notice to the Fund. Amounts contractually waived or reimbursed in a particular fiscal year may be recouped by the Manager.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It reflects the expense reimbursement agreement for the first year. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$143	$456	$792	$1,741
Class 2	$168	$533	$923	$2,014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund’s subadviser believes to be “emerging market” issuers. The Fund may use derivatives for purposes of complying with this policy. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world.

The Fund may invest in common and preferred stocks, units of common and preferred stocks, securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, and index-linked warrants. The Fund may also invest in sponsored or unsponsored American Depositary Receipts, Global Depository Receipts, European Depository Receipts or other similar securities representing ownership of foreign securities. The Fund may also invest in

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Fund SummariesAZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2

securities of closed-end investment companies and exchange-traded funds (“ETFs”), including securities of emerging market issuers. An investment in a domestic closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of emerging market issuers, and has “emerging market” or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of emerging market issuers for purposes of determining if the Fund has invested at least 80% of its net assets in such securities.

The Fund invests in equity securities of issuers domiciled or doing business in “emerging market” countries in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund’s subadviser currently considers “emerging market” issuers to be issuers domiciled in or deriving a substantial portion of their revenues from countries not included at the time of investment in the MSCI World Index. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong SAR, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. At times, the Fund’s subadviser may determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund’s investments. The Fund’s subadviser has determined that Chinese companies listed in Hong Kong will be considered emerging market issuers for this purpose. There is no limit on the amount of the Fund’s assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund will typically seek to allocate its investments among a number of different emerging market countries.

The Fund invests in issuers and countries that its subadviser believes offer the potential for capital growth. In identifying investments for the Fund, the Fund’s subadviser considers a variety of factors, including the issuer’s likelihood of above average earnings growth, the securities’ attractive relative valuation, and whether the issuer enjoys proprietary advantages. The Fund may invest in securities of companies of any size, including companies with large, medium, and small market capitalizations, including micro-cap companies. The Fund may also purchase securities issued in initial public offerings. In addition, the Fund’s subadviser considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when the Fund’s subadviser believes they are fully priced or to take advantage of other investments the Fund’s subadviser considers more attractive.

The Fund may purchase or sell structured notes, or enter into swap transactions, for hedging or as an alternative to purchasing or selling securities. The Fund’s subadviser may hedge some of the Fund’s foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so. The Fund may also purchase or sell futures on indices, including country specific or overall emerging market indices. The Fund may use derivatives to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

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Fund SummariesAZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2

•
Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•	Country/Regional Risk Political events, financial troubles, or natural disasters may have an adverse affect on the securities markets of a country or region.

•
Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.  In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
ETF and Investment Company Risk  Investing in an exchange-traded fund (ETF) or another mutual fund exposes the Fund to all the risks of that ETF or mutual fund and also to a pro rata portion of its expenses.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Initial Public Offerings Risk  Securities purchased in initial public offerings (IPOs) may be issued by companies with limited operating histories or companies that are undercapitalized.  The trading market for these securities may be limited.

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund SummariesAZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	31.94%
Lowest (Q3, 2008)	-27.35%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Since Inception (Class 1 – 5/6/2007 and Class 2 – 5/1/2006)
AZL® Schroder Emerging Markets Equity Fund (Class 1)	-4.96%	1.12%	0.61%
AZL® Schroder Emerging Markets Equity Fund (Class 2)	-5.22%	0.87%	2.02%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)(1)	-1.82%	2.11%	4.21%
(1)The since inception performance data for the MSCI Emerging Markets Index is calculated from 5/1/2006

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Schroder Investment Management North America Inc. serves as the subadviser to the Fund.

The portfolio managers for the Fund, since December 2007, are:  Allan Conway, Head of Emerging Market Equities; Robert Davy, Fund Manager, Equities; James Gotto, Fund Manager, Equities; Waj Hashmi, Fund Manager, Equities, and since November 2014, Tom Wilson, Fund Manager, Equities.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

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99

Fund Summaries AZL® Small Cap Stock Index Fund

AZL® Small Cap Stock Index Fund

Investment Objective

The Fund seeks to match the performance of the Standard & Poor’s (S&P) SmallCap 600 Index®.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.26%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.59%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The subadviser normally invests in all of the stocks in the S&P SmallCap 600® Index in proportion to their weighting in the index.

Under normal market conditions, the Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in investments of small capitalization companies, which for this purpose are companies with market capitalizations (the total market value of a company’s outstanding stock) at the time of purchase included in the S&P SmallCap 600 Index.

The subadviser attempts to have a correlation between the Fund’s performance and that of the index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The S&P SmallCap 600® Index is an unmanaged index composed of 600 domestic stocks with market capitalizations ranging between approximately $300 million and $2.0 billion, depending on index composition. S&P® adjusts each company’s stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the total shares outstanding of the company, which means larger companies with more available float shares have greater representation in the index than smaller ones.

In seeking to match the performance of the index, the subadviser uses a passive management approach and generally purchases all of the stocks comprising the benchmark index. However, in certain circumstances the subadviser may find it

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Fund Summaries AZL® Small Cap Stock Index Fund

advantageous to purchase a representative sample of the stocks comprising the index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Index Fund Risk  The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance.  In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Initial Public Offerings Risk  Securities purchased in initial public offerings (IPOs) may be issued by companies with limited operating histories or companies that are undercapitalized.  The trading market for these securities may be limited.

•
Leveraging Risk  The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries AZL® Small Cap Stock Index Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	20.83%
Lowest (Q4, 2008)	-25.21%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Since Inception (5/1/2007)
AZL® Small Cap Stock Index Fund	5.23%	16.62%	7.58%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	5.76%	17.27%	8.01%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund are: since May 2011, Christopher Bliss, and Greg Savage, Managing Directors, and, since February 2014, Alan Mason, Managing Director.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

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102

Fund Summaries AZL® T. Rowe Price Capital Appreciation Fund, Class 2

AZL T. Rowe Price Capital Appreciation Fund, Class 2

Investment Objective

The Fund seeks long term capital appreciation with preservation of capital as an important intermediate-term objective.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts.  The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.05%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund will normally invest at least 50% of its total assets in the common stocks of established U.S. companies that the subadviser believes has above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and foreign securities, in keeping with the Fund’s objective. The Fund may invest up to 25% of its total assets in foreign securities.

The Fund’s investments in common stocks generally fall into one of two categories: the larger category comprises long-term core holdings whose prices when the subadviser buys them are considered low in terms of company assets, earnings, or other factors; the smaller category comprises opportunistic investments whose prices the subadviser expects to rise in the short term but not necessarily over the long term. There are no limits on the market capitalization of the issuers of the stocks in which the Fund invests. Since the subadviser attempts to prevent losses as well as achieve gains, the subadviser typically uses a value approach in selecting investments. The subadviser’s research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor but the subadviser believes has good prospects for capital appreciation. The subadviser may establish relatively large positions in companies the subadviser finds particularly attractive.

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Fund Summaries AZL® T. Rowe Price Capital Appreciation Fund, Class 2

The subadviser works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the subadviser searches for attractive risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund’s cash reserves may reflect the portfolio manager’s ability to find companies that meet valuation criteria rather than his market outlook.

The Fund may purchase bonds, convertible securities, mortgage and asset backed securities, and bank loans for their income or other features or to gain additional exposure to a company. Maturity and quality are not necessarily major considerations and there are no limits on the maturities or credit ratings of the debt instruments in which the Fund invests. The Fund may invest up to 25% of its total assets in below investment-grade debt securities (“junk bonds”) and bank loans. The Fund also writes (i.e., sells) call options, primarily in an effort to protect against downside risk or to generate additional income.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Value Stocks Risk  Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations.  Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Capitalization Risk  Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Focused Investment Risk  Investing in a relatively small number of issuers, industries, or regions involves added risk.  Changes in the value of a single security or a single economic, political, or regulatory event may have a large impact on the value of the Fund’s portfolio.

•
Bank Loan Risk  To the extent the fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower, and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price.

•
Convertible Securities Risk  The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
Interest Rate Risk  Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Security Quality Risk  The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as “high yield risk” or “junk bond risk.”

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Fund Summaries AZL® T. Rowe Price Capital Appreciation Fund, Class 2

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, reduced liquidity, and differences in social and economic developments or policies.

•
Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•
Mortgage-Related and Other Asset-Backed Risk  Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•
Options Risk  To the extent the fund uses options, it is exposed to additional volatility and potential losses. Writing call options exposes the fund to the risk that the underlying security may not move in the direction anticipated by the portfolio manager, requiring the fund to buy or sell the security at a price that is disadvantageous to the fund.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance, the S&P 500 Index. The Fund's performance also is compared to the Barclays Capital U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to a Balanced Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500® Index (60%) and Barclay’s Capital U.S. Aggregate Bond Index (40%) in proportions similar to the equity to fixed income allocation of the Fund. The Fund's performance previously was compared to the Russell 1000 Value Index.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries AZL® T. Rowe Price Capital Appreciation Fund, Class 2

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	20.68%
Lowest (Q4, 2008)	-25.23%

Average Annual Total Returns

	One Year Ended December 31, 2014	Five Years Ended December 31, 2014	Ten Years Ended December 31, 2014
AZL® T. Rowe Price Capital Appreciation Fund	11.77%	11.86%	5.98%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%
Balanced Composite Index (reflects no deduction for fees, expenses, or taxes)	10.56%	11.29%	6.87%

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

T. Rowe Price Associates, Inc. serves as the subadviser to the Fund.

The portfolio manager of the Fund, since November 2013, is: David R. Giroux, Portfolio Manager.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

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106

Fund Summaries AZL® Wells Fargo Large Cap Growth Fund

AZL® Wells Fargo Large Cap Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses.  Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	1.09%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$111	$347	$601	$1,329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large-capitalization companies.

The Fund invests principally in equity securities of large-capitalization companies that the subadviser believes offers the potential for robust and sustainable growth of revenue, cash flow and earnings. The Fund defines large-capitalization companies as those with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The market capitalization range of the Russell 1000® Index was approximately $244.4 million to $633.4 billion, as of October 31, 2014, and is expected to change frequently.

The subadviser focuses on securities who exhibit a market capitalization of five billion USD or greater.  Many of those companies are also generally found within the Russell 1000 Growth Index.  The subadviser invests in common stock and foreign securities traded on a U.S. exchange.  This will also include ADRs and ADS’s, but it is rare for that exposure to exceed 10% (these types of foreign securities may comprise a maximum of 25% of a typical portfolio). The subadviser will employ the use of a suitable index ETF for cash management purposes only; however, it is rare for that weighting to comprise more than 2% of the portfolio.  Futures, options, and other derivatives are typically not employed as a component of the team’s portfolio construction process.

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Fund Summaries AZL® Wells Fargo Large Cap Growth Fund

The subadviser invests principally in equity securities of companies that it believes have prospects for robust and sustainable growth of revenues, earnings, and cash flows, and opportunities to invest in these companies arise when the market underestimates one or both of these characteristics.  The characteristics of these companies exhibiting robust growth include top-half revenue, as well as cash-flow growers typically identified within the top half of their industry or peer group.  The sustainability of these companies’ growth attributes is another critical measurement of evaluation.  The characteristics that the subadviser will consider in measuring sustainability include the company’s operating margins and market share, as well as others. The key to finding companies with these attributes is all cap research along with continuous risk management. By researching companies across the market cap spectrum the subadviser is able to gain unique insight and an informational advantage over other subadvisers that focus on one market cap range. This informational advantage helps the subadviser determine if growth is robust, sustainable and underappreciated.

The subadviser’s process seeks out the most fertile growth companies, with many of these found in the technology, health care, and consumer discretionary sectors. The Fund may invest in any sector, and at times the subadviser may emphasize one or more particular sectors. However, the subadviser is focused on its discipline to go where the investment process leads, rather than taking a top-down sector-focused approach.  The subadviser pays particular attention to the gap between what its fundamental research is saying a company’s growth will be vs. consensus expectations for growth. The more robust and sustainable the subadviser’s expectations are, relative to the market’s expectations, the better the investment opportunity. Conversely, as this gap narrows, the risk/return trade-off of owning the stock becomes less favorable. When the gap becomes too narrow or when consensus expectations for growth exceed the subadviser’s expectations, the stock is sold or avoided.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject.  As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Growth Stocks Risk  Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole.  Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Industry Sector Risk  Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•
Regulatory Risk  Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Performance Information

Performance information is not presented because the Fund has not had a full calendar year of operations.

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Fund Summaries AZL® Wells Fargo Large Cap Growth Fund

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Wells Capital Management Incorporated serves as the subadviser to the Fund.

The Fund’s portfolio managers since April, 2014, are: Thomas C. Ognar, CFA, Bruce C. Olson, CFA, and Joseph M. Eberhardy, CFA, CPA.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 110 in this prospectus.

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Fund SummariesTax Information and Financial Intermediary Compensation

TAX INFORMATION

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”).  Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract.  You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

FINANCIAL INTERMEDIARY COMPENSATION

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary's website for more information.

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MORE ABOUT THE FUNDS

Overview

The Allianz Variable Insurance Products Trust (the “VIP Trust”) consists of 36 separate investment portfolios (together, the “Funds,” “VIP Funds” or “Allianz VIP Funds,” and each individually, a “Fund,” “VIP Fund,” or “Allianz VIP Fund”). Each Fund is a diversified open-end fund and a series of the VIP Trust. Within the scope of an investment program approved by the Board of Trustees to the VIP Funds (the “Board,” the “Trustees” or the “Board of Trustees”), the Funds are managed by Allianz Investment Management LLC (the “Manager”), which in turn has retained certain asset management firms (the “subadvisers”) to make investment decisions on behalf of the Funds. The Manager selected each subadviser based on the subadviser’s experience with the investment strategy for which it was selected. The VIP Trust provides investment vehicles for variable annuity contracts and variable life insurance policies (the “Contracts”) offered by the separate accounts of various life insurance companies affiliated with the Manager. The separate accounts buy, and own, shares of the Funds on behalf of Contract owners who direct purchase payments to subaccounts of the separate accounts that invest in the Funds. Therefore, you cannot directly purchase, nor will you directly own, shares of the Funds.

This prospectus is designed to help you make informed decisions about certain investment options available under your Contract. You will find details about how your Contract works in the related Contract prospectus.

This prospectus summarizes key information about the Funds, including information regarding the investment objectives, strategies and risks and performance and fees for all the Funds. “You” and “your” refer to both direct shareholders (including the insurance company separate accounts that invest assets on behalf of their contract holders) and contract holders who invest in the Funds indirectly through the Contracts.

The Funds have the flexibility to make portfolio investments and engage in investment techniques that differ from the strategies discussed in this prospectus.

Unless otherwise indicated, any percentage limitation on a Fund’s holdings set forth in the summaries above is applied only when that particular type of security is purchased. In the case of illiquid securities, if the limitation is exceeded, the Funds will take appropriate steps to bring the aggregate amount of illiquid securities below the limit as soon as practicable.

Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a Fund.

Certain of the Funds may have names, investment objectives, strategies, portfolio manager(s), and characteristics that are substantially similar to other mutual funds managed by the subadvisers. However, the asset size, portfolio composition, fees, and expenses of a Fund may be different from those of any similar fund, and performance may be better or worse. No representation is made that the Funds will perform in an equivalent manner to the similar funds. Funds may be added or removed from the VIP Trust from time to time.

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The following Funds have (or previously had) names that suggest a focus on a particular type of investment:

AZL Boston Company Research Growth Fund (previously, AZL Dreyfus Equity Growth Fund)
AZL Enhanced Bond Index Fund
AZL Federated Clover Small Value Fund
AZL Invesco Equity and Income Fund
AZL Invesco International Equity Fund
AZL JPMorgan International Opportunities Fund (previously, AZL Morgan Stanley International Equity Fund)
AZL JPMorgan U.S. Equity Fund
AZL MetWest Total Return Bond Fund
AZL MFS Mid Cap Value Fund
AZL Mid Cap Index Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL Oppenheimer Discovery Fund (previously, AZL Turner Quantitative Small Cap Growth Fund)
AZL Pyramis® Total Bond Fund (previously, AZL Pyramis® Core Bond Fund)
AZL Schroder Emerging Markets Equity Fund
AZL Small Cap Stock Index Fund
AZL Wells Fargo Large Cap Growth Fund

In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets (exclusive of collateral received in connection with securities lending) in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments, or derivatives, such as futures and options, may be included in the 80% basket. Only the market value of derivatives instruments will be used for purposes of meeting the 80% policy. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” policy, which means that it may be changed without the vote of a majority of a Fund’s outstanding shares as defined in the 1940 Act. The name of each of these Funds may be changed at any time by a vote of the Trustees. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

The investment objective of each Fund, except the AZL Money Market Fund, may be changed by the Trustees without shareholder approval.

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The following chart identifies each Fund, its subadviser(s), and certain affiliates of the subadvisers:

Fund	Subadviser
AZL BlackRock Capital Appreciation Fund	BlackRock Capital Management, Inc. (affiliated with BlackRock Advisors, LLC, BlackRock Financial Management, Inc., and BlackRock Investment Management, LLC)
AZL BlackRock Global Allocation Fund	BlackRock Investment Management, LLC (affiliated with BlackRock Advisors, LLC, BlackRock Capital Management, Inc., and BlackRock Financial Management, Inc.)
AZL Boston Company Research Growth Fund	The Boston Company Asset Management LLC (affilated with the Custodian)
AZL Enhanced Bond Index Fund	BlackRock Financial Management, Inc. (affiliated with BlackRock Advisors, LLC, BlackRock Capital Management, Inc., and BlackRock Investment Management, LLC)
AZL Federated Clover Small Value Fund	Federated Global Investment Management Corp. operating primarily through its Federated Clover Investment Advisors division
AZL Franklin Templeton Founding Strategy Plus Fund	Franklin Mutual Advisers, LLC (Mutual Shares)/ Templeton Global Advisors Limited (Templeton Growth)/ Franklin Advisers, Inc. (Franklin Income Securities and Templeton Global Bond)
AZL Gateway Fund	Gateway Investment Advisers, LLC
AZL International Index Fund	BlackRock Investment Management, LLC (affiliated with BlackRock Advisors, LLC, BlackRock Capital Management, Inc., and BlackRock Financial Management, Inc.)
AZL Invesco Equity and Income Fund	Invesco Advisers, Inc.
AZL Invesco Growth and Income Fund	Invesco Advisers, Inc.
AZL Invesco International Equity Fund	Invesco Advisers, Inc.
AZL JPMorgan International Opportunities Fund	J.P. Morgan Investment Management Inc.
AZL JPMorgan U.S. Equity Fund	J.P. Morgan Investment Management Inc.
AZL MetWest Total Return Bond Fund	Metropolitan West Asset Management, LLC
AZL MFS Investors Trust Fund	Massachusetts Financial Services Company
AZL MFS Mid Cap Value Fund	Massachusetts Financial Services Company
AZL MFS Value Fund	Massachusetts Financial Services Company
AZL Mid Cap Index Fund	BlackRock Investment Management, LLC (affiliated with BlackRock Advisors, LLC, BlackRock Capital Management, Inc., and BlackRock Financial Management, Inc.)
AZL Money Market Fund	BlackRock Advisors, LLC (affiliated with BlackRock Capital Management, Inc., BlackRock Financial Management, Inc., and BlackRock Investment Management, LLC )
AZL Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Mid Cap Growth Fund	Morgan Stanley Investment Management Inc.
AZL NFJ International Value Fund	NFJ Investment Group LLC (affiliated with the Manager)
AZL Oppenheimer Discovery Fund	OppenheimerFunds, Inc.
AZL Pyramis® Total Bond Fund	Pyramis Global Advisors, LLC
AZL Russell 1000 Growth Index Fund	BlackRock Investment Management, LLC (affiliated with BlackRock Advisors, LLC, BlackRock Capital Management, Inc., and BlackRock Financial Management, Inc.)
AZL Russell 1000 Value Index Fund	BlackRock Investment Management, LLC (affiliated with BlackRock Advisors, LLC, BlackRock Capital Management, Inc., and BlackRock Financial Management, Inc.)
AZL S&P 500 Index Fund	BlackRock Investment Management, LLC (affiliated with BlackRock Advisors, LLC, BlackRock Capital Management, Inc., and BlackRock Financial Management, Inc.)
AZL Schroder Emerging Markets Equity Fund	Schroder Investment Management North America Inc.
AZL Small Cap Stock Index Fund	BlackRock Investment Management, LLC (affiliated with BlackRock Advisors, LLC, BlackRock Capital Management, Inc., and BlackRock Financial Management, Inc.)
AZL T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.
AZL Wells Fargo Large Cap Growth Fund	Wells Capital Management Incorporated

The following chart identifies Funds which have changed name or subadvisers during the last year:

Date	Current Fund name (subadviser)	Previous Fund name (subadviser)
April 27, 2015	AZL Boston Company Research Growth Fund (The Boston Company Asset Management LLC)	AZL Dreyfus Research Growth Fund (The Dreyfus Corporation)
	AZL Pyramis® Total Bond Fund (Pyramis Global Advisors, LLC)	AZL Pyramis® Core Bond Fund (Pyramis Global Advisors, LLC)

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Fund Operating Expense Limitation Agreements

The Manager and each of the following Funds have entered into a written agreement, through April 30, 2016, limiting the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to the amount set forth below. After April 30, 2016, the Manager may terminate the agreement for any reason on 30 days written notice to the Fund. Each Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of expenses previously paid by the Manager pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that a Fund makes such reimbursements to the Manager, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

Name of Fund	Operating Expense Limitation (through April 30, 2016)
	Class 1	Class 2
AZL BlackRock Capital Appreciation Fund	N/A	1.20%
AZL BlackRock Global Allocation Fund	N/A	1.19%
AZL Boston Company Research Growth Fund	N/A	1.20%
AZL Enhanced Bond Index Fund	N/A	0.70%
AZL Federated Clover Small Value Fund	N/A	1.35%
AZL Franklin Templeton Founding Strategy Fund	N/A	1.20%
AZL Gateway Fund	N/A	1.25%
AZL International Index Fund	N/A	0.77%
AZL Invesco Equity and Income Fund	N/A	1.20%
AZL Invesco Growth and Income Fund	N/A	1.20%
AZL Invesco International Equity Fund	N/A	1.45%
AZL JPMorgan International Opportunities Fund	N/A	1.39%
AZL JPMorgan U.S. Equity Fund	0.95%	1.20%
AZL MetWest Total Return Bond Fund	NA	0.91%
AZL MFS Investors Trust Fund	N/A	1.20%
AZL MFS Mid Cap Value Fund	N/A	1.30%
AZL MFS Value Fund	N/A	1.20%
AZL Mid Cap Index Fund	N/A	0.71%
AZL Money Market Fund	N/A	0.87%
AZL MS Global Real Estate Fund	N/A	1.35%
AZL MS Mid Cap Growth Fund	N/A	1.30%
AZL NFJ International Value Fund	N/A	1.45%
AZL Oppenheimer Discovery Fund	N/A	1.35%
AZL Pyramis® Total Bond Fund	N/A	0.95%
AZL Russell 1000 Growth Fund	N/A	0.84%
AZL Russell 1000 Value Fund	N/A	0.84%
AZL S&P 500 Index Fund	0.46%	0.71%
AZL Schroder Emerging Markets Equity Fund	1.40%	1.65%
AZL Small Cap Stock Index Fund	N/A	0.71%
AZL T. Rowe Price Capital Appreciation Fund	0.95%	1.20%
AZL Wells Fargo Large Cap Growth Fund	NA	1.20%

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Investment Strategies

Temporary Defensive Positions

For temporary defensive purposes or when cash is temporarily available, each of the Funds may invest in investment grade, short term debt instruments, including government, corporate, and money market securities. If a Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

Frequent Trading

Each of the following Funds may engage in frequent trading in order to achieve its investment objectives. Frequent trading may result in higher transaction costs, which adversely affects a Fund’s performance.

•	AZL BlackRock Global Allocation Fund
•	AZL Enhanced Bond Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MetWest Total Return Bond Fund
•	AZL NFJ International Value Fund
•	AZL Oppenheimer Discovery Fund
•	AZL Pyramis® Total Bond Fund
•	AZL Schroder Emerging Markets Equity Fund

AZL BlackRock Global Allocation Fund

In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the subadviser’s outlook.

The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including, but not limited to such as the S&P 500 Index and The VIX. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

For temporary defensive purposes the Fund may deviate very substantially from the allocations described in this prospectus.

Subsidiary

The Fund may seek exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals, which are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing in the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”). The Subsidiary invests primarily in commodity-related instruments. BlackRock Investment Management, LLC (“BlackRock”) is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its total assets. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in material respect, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to its management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board of Trustees regarding the Subsidiary’s compliance with the policies and procedures.

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The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary, but does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays the Manager (and the Manager pays the subadviser) based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus.

AZL Franklin Templeton Founding Strategy Plus Fund

The following briefly describes the investment goals and strategies of the four strategies currently utilized by the Fund. The Manager may recommend additional or different strategies for investment, without seeking the approval of shareholders.

Mutual Shares Strategy

The investment objective of the Mutual Shares Strategy is capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the strategy invests primarily in equity securities (including securities convertible into, or that the subadviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the subadviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented approach, the strategy invests primarily in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the strategy invests are primarily common stock. To a lesser extent, the strategy also invests in merger arbitrage securities and distressed companies.

The strategy is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the strategy currently invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations greater than $5 billion, with a portion or significant amount in smaller companies.

The strategy may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts and currency futures contracts (including currency index futures contracts) when, in the subadviser’s opinion, it would be advantageous to the strategy to do so.

The strategy may also enter into various other transactions involving derivatives, including put and call options on equity securities and swap agreements (which may include total return and credit default swaps).

The strategy may invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Templeton Growth Strategy

The investment objective of the Templeton Growth Strategy is long-term capital growth. Under normal market conditions, the strategy invests primarily in the equity securities, primarily common stock, of companies located anywhere in the world, including emerging markets. Although the strategy seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the strategy may have significant positions in particular countries or sectors.

When choosing equity investments for the strategy, the subadviser applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the subadviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadviser also considers a company’s price/ earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Franklin Income Strategy

The investment objective of the Franklin Income Strategy is to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the strategy invests in a diversified portfolio of debt and equity securities.

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The strategy may shift its investments from one asset class to another based on the subadviser’s analysis of the best opportunities for the strategy’s portfolio in a given market. The equity securities in which the strategy invests consist primarily of common stocks. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage and asset-backed securities, debentures, and shorter term instruments. The strategy seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields the subadviser believes are attractive. The strategy may invest up to 100% of its total assets in debt securities that are rated below investment grade (also known as “junk bonds”), including a portion in defaulted securities. The strategy maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the strategy may have significant investments in particular sectors. The strategy also may invest up to 25% of its assets in foreign securities, either directly or through depositary receipts.

The strategy may, from time to time, seek to hedge (protect) against currency risks, using principally forward foreign currency exchange contracts and currency futures contracts. The strategy may also, from time to time, seek to hedge against market risk, using a variety of derivative instruments, which may include purchasing or selling call and put options. The strategy may invest up to 10% of its net assets in all types of equity-linked notes.

The strategy’s subadviser searches for securities it believes offer the most attractive opportunities for income today and significant growth tomorrow. It generally performs independent analysis of the debt securities being considered for the strategy’s portfolio, rather than relying principally on the ratings assigned by rating organizations. In analyzing debt and equity securities, the subadviser considers a variety of factors, including:

•	a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

•	the experience and strength of the company’s management;

•	the company’s changing financial condition and market recognition of the change;

•	the company’s sensitivity to changes in interest rates and business conditions; and

•	the company’s debt maturity schedules and borrowing requirements.

When choosing equity investments for the strategy, the subadviser applies a “bottom-up,” long-term approach, focusing on the market price of a company’s securities relative to the subadviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadviser also considers a company’s price/earnings ratio, profit margins and liquidation value.

Templeton Global Bond Strategy

The investment objective of the Templeton Global Bond strategy is current income with capital appreciation and growth of income. Under normal market conditions, the strategy generally invests at least 80% of its net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

The strategy may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation.

The strategy invests predominantly in bonds issued by governments and government agencies located around the world, including inflation-indexed securities. In addition, the strategy’s assets will be invested in issuers located in at least three countries (including the U.S.).

Although the strategy may buy bonds rated in any category, it focuses on ―investment grade bonds. These are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor’s (S&P®) or Moody’s Investors Service (Moody’s) or, if unrated, determined by the strategy’s subadviser to be comparable. The strategy may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The strategy may invest without limit in developing markets.

For purposes of pursuing its investment goals, the strategy regularly uses various currency transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts. The strategy maintains significant positions in currency related derivative instruments as a hedging

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technique or to implement a currency investment strategy, which could expose a large amount of the strategy’s assets to obligations under the instruments. The result of such transactions may represent, from time to time, a large component of the Fund’s investment returns the strategy may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures); swap agreements (which may include interest rate, credit default and inflation-index swaps); options on interest rate or bond futures, and options on interest rate swaps. The use of these derivatives may be used for hedging purposes, to enhance returns, or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries or durations. The subadviser allocates the strategy’s assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

AZL Gateway Fund

Writing index call options reduces the Fund’s volatility, provides a steady cash flow and is an important source of the Fund’s return, although it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price.

Because the Fund writes index call options and purchases index put options in addition to investing in equity securities, the Fund’s volatility is expected to be closer to intermediate- to long-term fixed income investments (intermediate-term are those with approximately five-year maturities and long-term are those with maturities of ten or more years) and hybrid investments (blends of equity and short-term fixed income securities) than to equity investments.

The Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

Purchasing Stocks

The Fund invests in a diversified stock portfolio, generally consisting of approximately 200 to 400 stocks, designed to support the Fund’s index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s total return. The subadviser uses a multi-factor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 equity securities to construct a portfolio of U.S.-exchange-traded equities that meets criteria and constraints established by the subadviser. Generally, the subadviser tries to minimize the difference between the performance of the stock portfolio and that of the index or indexes underlying the Fund’s option strategies while also considering other factors, such as predicted dividend yield. The subadviser monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. The subadviser expects the portfolio to generally represent the broad U.S. equity market.

Writing Index Call Options

The Fund continuously writes index call options, typically on broad-based securities market indices, on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.

Purchasing Index Put Options

The Fund may buy index put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. The Fund may not spend at any time more than 5% of its assets to purchase index put options.

Other Investments

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The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may also invest in other investment companies, including money market funds, to the extent permitted by the 1940 Act. The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.

AZL Morgan Stanley Mid Cap Growth Fund

Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments.  Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable U.S. Securities and Exchange Commission (the “Commission”) rules and regulations, or may cause a Fund to be more volatile than if the Fund had not been leveraged.  Although the subadviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps.  Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty.  Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

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Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

IPOs

The Fund may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition. The Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Fund’s total returns during any period that the Fund has a small asset base. As the Fund’s assets grow, any impact of IPO investments on the Fund’s total return may decline.

Real Estate Investment Trusts and Foreign Real Estate Companies

Investing in REITs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a the Fund may indirectly bear management expenses along with the direct expenses of the Fund. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type.

REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended, in order to qualify for the tax-free pass through of income. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders.

AZL T. Rowe Price Capital Appreciation Fund

The Fund’s attempt to cushion the effects of market declines on the share price could reduce the fund’s overall risk (volatility) relative to that of the broad stock market. In addition, the Fund’s ability to seek appreciation opportunities outside the stock market may also aid performance when stocks are declining. The Fund’s significant investment in common stocks could allow it to participate in favorable stock market trends.

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The Fund’s subadviser generally uses a value approach, which means looking for companies whose stocks and other securities appear to be undervalued or out of favor with investors. Possible indicators of an undervalued stock include:

•	above-average dividend yield relative to the S&P 500;

•	low price/earnings ratio relative to the S&P 500;

•	low price/book ratio relative to the market, competitors, or historic norms; and

•	low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises.

The Fund’s value emphasis may lead to a contrarian approach, resulting in purchases of stocks or other securities shunned by investors due to earnings setbacks, unfavorable industry or economic conditions, or negative publicity. Such investments may be attractive to the Fund if their prices appear to be excessively discounted and prospects for appreciation are considered favorable. Numerous situations exist in which a company’s intrinsic value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized in some other manner, the company’s stock price could rise. In another example, a company’s management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.

Sometimes new management can revitalize companies that have grown too large or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buy back outstanding shares of common stock, or raise the dividend.

While most assets will be invested in common stocks, bonds, convertible securities, bank loans, and options, other strategies may be employed that are not considered part of the Fund’s principal investment strategies. The Fund may invest in bonds and debt securities of any type, including municipal securities, and mortgage and asset backed securities without restrictions on quality or rating. Investments in a company also may be made through a privately negotiated note or loan, including loan assignments and participations. The Fund may invest, to a limited extent, in derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to help protect the Fund’s holdings from unfavorable changes in foreign currency exchange rates. To the extent the Fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contract’s underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

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Investment Risks

The following provides additional information regarding the principal risks of investing in the Funds:

Asset-Backed Securities Risk
•AZL Money Market Fund •AZL Pyramis® Total Bond Fund
Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust.  Asset-backed, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.  The Fund’s investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets.  These securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.  Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities.  In addition, certain asset-backed securities are based on loans that are unsecurued, which means that there is no collateral to seize if the underlying borrower defaults.

Bank Loan Risk
•AZL T. Rowe Price Capital Appreciation Fund
The loans in which the Fund invests represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, they are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings, and the borrowing companies tend to have more debt than equity. Most, if not all, of the bank loans in which the fund invests will have a below investment-grade credit rating or not be rated by a major credit rating agency. The Fund may acquire bank loans directly through the lending agent, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan.

Call Risk
•AZL BlackRock Global Allocation Fund
•AZL Enhanced Bond Index Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL MetWest Total Return Bond Fund
•AZL Money Market Fund
•AZL Pyramis® Total Bond Fund

If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

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Capitalization Risk
•AZL BlackRock Capital Appreciation Fund
•AZL BlackRock Global Allocation Fund
•AZL Federated Clover Small Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Invesco Growth and Income Fund
•AZL Invesco International Equity Fund
•AZL JPMorgan International Opportunities Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MFS Mid Cap Value Fund
•AZL Mid Cap Index Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL NFJ International Value Fund
•AZL Oppenheimer Discovery Fund
•AZL Schroder Emerging Markets Equity Fund
•AZL Small Cap Stock Index Fund
•AZL T. Rowe Price Capital Appreciation Fund

To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies’ securities and the Fund’s ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Small-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. The value of some of the Fund’s investments will rise and fall based on investor perception rather than economic factors.

Commodities-Related Investment Risk
•AZL BlackRock Global Allocation Fund
Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

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Convertible Securities Risk
•AZL BlackRock Capital Appreciation Fund
•AZL BlackRock Global Allocation Fund
•AZL Federated Clover Small Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL Invesco International Equity Fund
•AZL JPMorgan International Opportunities Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MFS Investors Trust Fund
•AZL MFS Mid Cap Value Fund
•AZL MFS Value Fund
•AZL Morgan Stanley Global Real Estate Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL Schroder Emerging Markets Equity Fund
•AZL T. Rowe Price Capital Appreciation Fund

The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

Corporate Loans Risk
•AZL BlackRock Global Allocation Fund
Commerical banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Correlation Risk
•AZL Gateway Fund	The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the Fund’s equity portfolio does not correlate to the index underlying its option positions.

Country/ Regional Risk
•AZL Franklin Templeton Founding Strategy Plus Fund •AZL JPMorgan International Opportunities Fund •AZL Schroder Emerging Markets Equity Fund
Local events, such as political upheaval, financial troubles, or natural disasters, may weaken a country’s or a region’s securities markets. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

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Credit Risk
•AZL BlackRock Capital Appreciation Fund
•AZL BlackRock Global Allocation Fund
•AZL Enhanced Bond Index Fund
•AZL Federated Clover Small Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL JPMorgan International Opportunities Fund
•AZL MetWest Total Return Bond Fund
•AZL NFJ International Value Fund
•AZL Pyramis® Total Bond Fund
•AZL T. Rowe Price Capital Appreciation Fund

Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the Fund’s return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund’s shares.

•AZL Money Market Fund	Although credit risk is low because the Fund invests only in high quality obligations, if an issuer fails to pay interest or repay principal, the value of the Fund’s assets could decline.

Currency Risk
•AZL BlackRock Global Allocation Find
•AZL Boston Company Research Growth Fund
•AZL Enhanced Bond Index Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL International Index Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL Invesco International Equity Fund
•AZL JPMorgan International Opportunities Fund
•AZL MFS Investors Trust Fund
•AZL MFS Mid Cap Value Fund
•AZL MFS Value Fund
•AZL Morgan Stanley Global Real Estate Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL NFJ International Value Fund
•AZL Pyramis® Total Bond Fund
•AZL Schroder Emerging Markets Equity Fund

Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.

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Cyclical Opportunities
•AZL Oppenheimer Discovery Fund
At times, the Fund might seek to take advantage of short-term market movements or changes in the business cycle by investing in companies or industries that are sensitive to those changes. For example, when the economy is expanding, companies in consumer durables and the technology sector might benefit. There is a risk that, if a cyclical event does not have the anticipated effect or when the issuer or industry is out of phase in the business cycle, the value of the Fund’s investment could fall.

Depositary Receipt Risk
•AZL BlackRock Capital Appreciation Fund
•AZL BlackRock Global Allocation Fund
•AZL Federated Clover Small Value Fund
•AZL Gateway Fund
•AZL International Index Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL Invesco International Equity Fund
•AZL JPMorgan International Opportunities Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MFS Investors Trust Fund
•AZL MFS Mid Cap Value Fund
•AZL MFS Value Fund
•AZL Morgan Stanley Global Real Estate Fund
•AZL NFJ International Value Fund
•AZL Schroder Emerging Markets Equity Fund

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

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Derivatives Risk
•AZL BlackRock Capital Appreciation Fund
•AZL BlackRock Global Allocation Fund
•AZL Boston Company Research Growth Fund
•AZL Enhanced Bond Index Fund
•AZL Federated Clover Small Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL International Index Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL Invesco International Equity Fund
•AZL JPMorgan International Opportunities Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MetWest Total Return Bond Fund
•AZL Mid Cap Index Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL Pyramis® Total Bond Fund
•AZL Russell 1000 Growth Index Fund
•AZL Russell 1000 Value Index Fund
•AZL S&P 500 Index Fund
•AZL Schroder Emerging Markets Equity Fund
•AZL Small Cap Stock Index Fund
•AZL T. Rowe Price Capital Appreciation Fund

The Funds listed may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to “cash settle”) are not covered through ownership of the underlying security, financial instrument, or currency.

Distressed Securities Risk
•AZL BlackRock Global Allocation Fund •AZL Franklin Templeton Founding Strategy Plus Fund
Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

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Dividend Risk
•AZL Boston Company Research Growth Fund •AZL Franklin Templeton Founding Strategy Plus Fund	There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.
Emerging Markets Risk
•AZL BlackRock Global Allocation Fund
•AZL Enhanced Bond Index Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL Invesco International Equity Fund
•AZL JPMorgan International Opportunities Fund
•AZL MetWest Total Return Bond Fund
•AZL Morgan Stanley Global Real Estate Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL NFJ International Value Fund
•AZL Pyramis® Total Bond Fund

In addition to the risks described under “Foreign Risk”, issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

•AZL Schroder Emerging Markets Equity Fund
Emerging markets may have less developed trading markets and exchanges. Emerging countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions of withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. These investments may be substantially more volatile than stocks of issuers in the U.S. and other developed countries and may be very speculative.

ETF and Investment Company Risk
•AZL BlackRock Capital Appreciation Fund
•AZL BlackRock Global Allocation Fund
•AZL Federated Clover Small Value Fund
•AZL International Index Fund
•AZL JPMorgan U.S. Equity Fund
•AZL Schroder Emerging Markets Equity Fund

The Fund may invest in ETFs or shares of open-end or closed-end investment companies, including single country funds. Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

Extension Risk
•AZL BlackRock Global Allocation Fund
•AZL Enhanced Bond Index Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL MetWest Total Return Bond Fund
•AZL Money Market Fund
•AZL Pyramis® Total Bond Fund
When interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, cause the value of the securities to fall.

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Focused Investment Risk
•AZL NFJ International Value Fund •AZL T. Rowe Price Capital Appreciation Fund
Focusing investments in a small number of issuers, industries, or regions increases risk. Funds that invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. The Fund may from time to time have greater risk if it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, that may share common characteristics and are often subject to similar business risks and regulatory burdens. The securities of companies in similar industries may react similarly to economic, market, political, or other developments.

Foreign Risk
•AZL BlackRock Capital Appreciation Fund
•AZL BlackRock Global Allocation Fund
•AZL Boston Company Research Growth Fund
•AZL Enhanced Bond Index Fund
•AZL Federated Clover Small Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Gateway Fund
•AZL International Index Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL Invesco International Equity Fund
•AZL JPMorgan International Opportunities Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MetWest Total Return Bond Fund
•AZL MFS Investors Trust Fund
•AZL MFS Mid Cap Value Fund
•AZL MFS Value Fund
•AZL Morgan Stanley Global Real Estate Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL NFJ International Value Fund
•AZL Pyramis® Total Bond Fund
•AZL Schroder Emerging Markets Equity Fund
•AZL T. Rowe Price Capital Appreciation Fund
•AZL Wells Fargo Large Cap Growth Fund

Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

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Foreign Risk
•AZL Money Market Fund
The Fund may invest in obligations of foreign banks and other foreign issuers that involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Growth Stocks Risk
•AZL BlackRock Capital Appreciation Fund
•AZL Boston Company Research Growth Fund
•AZL Invesco International Equity Fund
•AZL MFS Investors Trust Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL Oppenheimer Discovery Fund
•AZL Russell 1000 Growth Index Fund
•AZL Wells Fargo Large Cap Growth Fund

The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

Income Risk
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL MetWest Total Return Bond Fund
•AZL Money Market Fund
•AZL Pyramis® Total Bond Fund
Income risk is the chance that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term bonds.

Index Fund Risk
•AZL Enhanced Bond Index Fund
•AZL International Index Fund
•AZL Mid Cap Index Fund
•AZL Russell 1000 Growth Index Fund
•AZL Russell 1000 Value Index Fund
•AZL S&P 500 Index Fund
•AZL Small Cap Stock Index Fund

The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund’s expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.

Indexed and Inverse Securities Risk
•AZL BlackRock Global Allocation Fund
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline signiﬁcantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Industry Sector Risk
• AZL Invesco Equity and Income Fund • AZL Wells Fargo Large Cap Growth Fund
At times, the Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

•AZL Boston Company Research Growth Fund •AZL Federated Clover Small Value Fund •AZL Franklin Templeton Founding Strategy Plus Fund •AZL Oppenheimer Discovery Fund •AZL S&P 500 Index Fund
At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

•AZL Money Market Fund
Because of its concentration in the financial services industry, the fund will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counter-parties experience financial problems and/or cannot repay their obligations.

Inflation-Indexed Securities
•AZL Franklin Templeton Founding Strategy Plus Fund
Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

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Initial Public Offerings Risk
•AZL BlackRock Capital Appreciation Fund •AZL BlackRock Global Allocation Fund •AZL Schroder Emerging Markets Equity Fund •AZL Small Cap Stock Index Fund
The Fund may invest in initial public offerings (IPOs). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. There may be only a limited number of shares available for trading, the market for those securities may be unseasoned, and the issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Interest Rate Risk
•AZL BlackRock Capital Appreciation Fund
•AZL BlackRock Global Allocation Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL Invesco International Equity Fund
•AZL MetWest Total Return Bond Fund
•AZL Pyramis® Total Bond Fund
•AZL T. Rowe Price Capital Appreciation Fund

Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

•AZL Money Market Fund
This is the risk that changes in nominal interest rates, which consist of a real interest rate and the expected rate of inflation, will affect the value of the Fund’s investments in income-producing or debt securities. Although the value of money market investments is less sensitive to interest rate risk than longer-term securities, increases in nominal interest rates may cause the value of the Fund’s investments to decline. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

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Interest Rate Risk
•AZL Enhanced Bond Index Fund •AZL Franklin Templeton Founding Strategy Plus Fund
As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Issuer Risk
•All of the Funds
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Leveraging Risk
•AZL BlackRock Capital Appreciation Fund
•AZL BlackRock Global Allocation Fund
•AZL Enhanced Bond Index Fund
•AZL Federated Clover Small Value Fund
•AZL International Index Fund
•AZL Pyramis® Total Bond Fund
•AZL S&P 500 Index Fund
•AZL Small Cap Stock Index Fund

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

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Liquidity Risk
•AZL BlackRock Capital Appreciation Fund
•AZL BlackRock Global Allocation Fund
•AZL Enhanced Bond Index Fund
•AZL Federated Clover Small Value Fund
•AZL International Index Fund
•AZL JPMorgan International Opportunities Fund
•AZL MetWest Total Return Bond Fund
•AZL MFS Investors Trust Fund
•AZL MFS Mid Cap Value Fund
•AZL MFS Value Fund
•AZL Morgan Stanley Global Real Estate Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL NFJ International Value Fund
•AZL Pyramis® Total Bond Fund
•AZL S&P 500 Index Fund
•AZL Schroder Emerging Markets Equity Fund
•AZL T. Rowe Price Capital Appreciation Fund
•AZL Wells Fargo Large Cap Growth Fund

Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to the lack of liquidity and, in some cases, of publicly available information, it may in some circumstances be difficult to arrive at a fair value for certain illiquid securities.

•AZL Money Market Fund	The Fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

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Market Risk
•All of the Funds
The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund’s portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund’s portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities. Preferred stock generally holds preference as to dividends and liquidation over an issuer's common stock but ranks junior to an issuer's debt securities. Preferred stock dividends are payable only if declared by the issuer's board, and preferred stock also may be subject to optional or mandatory redemption provisions.

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Money Market Fund Regulatory Risk
•AZL Money Market Fund
In July 2014, the SEC adopted amendments to money market fund regulations, which will change significantly the way that certain money market funds will be required to operate. The effect of these amendments on an individual money market fund will depend on the type of investors (e.g., retail or institutional) and the principal investments of the fund. For example, “institutional” money market funds will be required to sell and redeem fund shares using a floating net asset value and may, at the discretion of the fund’s board of trustees, impose fees on shareholder redemptions and temporarily suspend redemptions if the fund’s weekly liquid assets fall below a certain threshold. “Retail” money market funds may impose fees and suspend redemptions, but may continue to sell and redeem shares at a constant net asset value. “Government” money market funds will be exempt from these floating net asset value and redemption fee/suspension requirements. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes likely will affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.

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Mortgage-Related and Other Asset-Backed Risk
•AZL BlackRock Global Allocation Fund
•AZL Enhanced Bond Index Fund
•AZL Invesco Equity and Income Fund
•AZL MetWest Total Return Bond Fund
•AZL Pyramis® Total Bond Fund
•AZL T. Rowe Price Capital Appreciation Fund

The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Options Risk
•AZL Gateway Fund •AZL T. Rowe Price Capital Appreciation Fund
The value of the Fund’s positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.

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Portfolio Turnover
•AZL BlackRock Capital Appreciation Fund
•AZL Enhanced Bond Index Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MetWest Total Return Bond Fund
•AZL NFJ International Value Fund
•AZL Oppenheimer Discovery Fund
•AZL Pyramis® Total Bond Fund
•AZL Schroder Emerging Markets Equity Fund
•AZL Wells Fargo Large Cap Growth Fund

The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund’s performance.

Preferred Securities Risk
•AZL Invesco Equity and Income Fund
There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even through it may not have received this income. Further, preferred securities may lose substantial value due to omission or deferment of dividend payments.

Precious Metal Related Securities Risk
•AZL BlackRock Global Allocation Fund
Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Some precious metals mining operation companies may hedge, to varying degrees, their exposure to falls in precious metals prices by selling forward future production. This may limit the company’s ability to beneﬁt from future increases in the price of precious metals, thereby lowering returns to the Fund. Hedging techniques also have their own risk, including the possibility that a mining company or other party will be unable to meet its contractual obligations and potential margin requirements.
Other factors that may affect the prices of precious metals and securities related to them include changes in inﬂation, the outlook for inﬂation and changes in industrial and commercial demand for precious metals. Additionally, increased environmental or labor costs may depress the value of mining and metal investments.

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Private Placed Securities Risk
•AZL BlackRock Capital Appreciation Fund
•AZL BlackRock Global Allocation Fund
•AZL Enhanced Bond Index Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL JPMorgan International Opportunities Fund
•AZL MetWest Total Return Bond Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL Pyramis® Total Bond Fund

The Fund may invest in privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of the Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or in the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

Real Estate Investments Risk
•AZL BlackRock Global Allocation Fund
•AZL Federated Clover Small Value Fund
•AZL Gateway Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL JPMorgan International Opportunities Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MFS Mid Cap Value Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL Pyramis® Total Bond Fund

The performance of real estate investments (REITs) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

•AZL Morgan Stanley Global Real Estate Fund
Because of the Fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs. Investing in companies operating in the real estate industry also exposes investors to the way in which these real estate companies are organized and operated. In addition to investing directly in real estate, these companies may engage directly in real estate management or development activities. Operating these companies requires specialized management skills and the Fund indirectly bears the management expenses of these companies along with the direct expenses of the Fund. Individual real estate companies may own a limited number of properties and may concentrate in a particular region or property type.

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Regulatory Risk
•AZL Wells Fargo Large Cap Growth Fund
Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Repurchase Agreements and Purchase and Sale Contracts Risks
•AZL BlackRock Global Allocation Fund •AZL Enhanced Bond Index Fund •AZL International Index Fund •AZL MetWest Total Return Bond Fund •AZL Money Market Fund
If the other party to a repurchase agreement or purchase and sale contract defaults on it obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

Security Quality Risk (also known as “High Yield Risk”)
•AZL BlackRock Global Allocation Fund •AZL Franklin Templeton Founding Strategy Plus Fund •AZL MetWest Total Return Bond Fund •AZL Pyramis® Total Bond Fund •AZL T. Rowe Price Capital Appreciation Fund
The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

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Selection Risk
•AZL BlackRock Capital Appreciation Fund
•AZL BlackRock Global Allocation Fund
•AZL Boston Company Research Growth Fund
•AZL Enhanced Bond Index Fund
•AZL Federated Clover Small Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Gateway Fund
•AZL International Index Fund
•AZL Invesco Equity and Income Fund
•AZL Invesco Growth and Income Fund
•AZL Invesco International Equity Fund
•AZL JPMorgan International Opportunities Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MetWest Total Return Bond Fund
•AZL MFS Investors Trust Fund
•AZL MFS Mid Cap Value Fund
•AZL MFS Value Fund
•AZL Mid Cap Index Fund
•AZL Money Market Fund
•AZL Morgan Stanley Global Real Estate Fund
•AZL Morgan Stanley Mid Cap Growth Fund
•AZL NFJ International Value Fund
•AZL Oppenheimer Discovery Fund
•AZL Pyramis® Total Bond Fund
•AZL S&P 500 Index Fund
•AZL Schroder Emerging Markets Equity Fund
•AZL Small Cap Stock Index Fund
•AZL T. Rowe Price Capital Appreciation Fund
•AZL Wells Fargo Large Cap Growth Fund

The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund’s assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.

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Short Sales Risk
•AZL BlackRock Global Allocation Fund •AZL International Index Fund •AZL MetWest Total Return Bond Fund
The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. However, the fund may make short sales “against the box” without being subject to this limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical securities at no additional cost.
Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Sovereign Debt Risk
•AZL BlackRock Global Allocation Fund •AZL Enhanced Bond Index Fund •AZL Franklin Templeton Founding Strategy Plus Fund •AZL International Index Fund •AZL Pyramis® Total Bond Fund
Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Special Situations Risk
•AZL Franklin Templeton Founding Strategy Plus Fund
Periodically, the Fund might use aggressive investment techniques. These might include seeking to benefit from what the subadviser perceives to be “special situations”, such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the issuer’s securities. The Fund’s investment might not produce the expected gains or could incur a loss for the portfolio.

Standby Commitment Agreements Risk
•AZL BlackRock Global Allocation Fund
Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Structured Notes Risk
•AZL BlackRock Global Allocation Fund •AZL Franklin Templeton Founding Strategy Plus Fund
Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difﬁcult to price accurately than less complex securities and instruments or more traditional debt securities.

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Subsidiary Risk
•AZL BlackRock Global Allocation Fund
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities-Related Investment Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund is subadvised, and the Subsidiary is managed, by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Technology Risk
•AZL Federated Clover Small Value Fund
Proprietary and third party data and systems are utilized to support decision making for the Fund.  Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

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U.S. Government Obligations Risks
•AZL Enhanced Bond Index Fund •AZL Money Market Fund •AZL Pyramis® Total Bond Fund
Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Value Stocks Risk
•AZL Federated Clover Small Value Fund
•AZL Franklin Templeton Founding Strategy Plus Fund
•AZL Invesco Equity and Income Fund
•AZL JPMorgan U.S. Equity Fund
•AZL MFS Investors Trust Fund
•AZL MFS Mid Cap Value Fund
•AZL MFS Value Fund
•AZL NFJ International Value Fund
•AZL Russell 1000 Value Index Fund
•AZL T. Rowe Price Capital Appreciation Fund

The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. These stocks may remain undervalued because value stocks, as a category, may lose favor with investors compared to other categories of stocks or because the valuations of these stocks do not improve in response to changing market or economic conditions.

Warrants Risk
•AZL BlackRock Capital Appreciation Fund •AZL BlackRock Global Allocation Fund •AZL Morgan Stanley Global Real Estate Fund
If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

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When Issued and Delayed Delivery Securities and Forward Commitments Risk
•AZL BlackRock Capital Appreciation Fund •AZL BlackRock Global Allocation Fund
The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what considered an advantageous price to the fund at the time of entering into the transaction.

Transfer Supported Features of Certain Annuity Contracts

The Funds may be offered under certain variable annuities that have guaranteed value or benefit features that are supported by automatic transfers between investment choices available under the product (the “Transfer Supported Features”). If the Transfer Supported Features are available to you, they are described in the prospectus for your Contract. These features may be known as the Guaranteed Account Value Benefit, Guaranteed Principal Value Benefit, the PRIME Plus Benefit, the Lifetime Plus Benefit, the Lifetime Plus II Benefit, Target Date Retirement Benefit, Income Protector, Investment Protector, or another name. Under the Transfer Supported Features, contract values may be rebalanced periodically. This rebalancing can cause a fund, including the Funds, to incur transactional expenses as it buys or sells securities to manage asset inflows or outflows. During periods of market volatility, brokerage fees resulting from such transfers could increase substantially. Also, large outflows from a fund may increase expenses attributable to the assets remaining in the fund. These increased expenses can have an adverse impact on the performance of an affected fund and on contract or policy owners who have assets allocated to it. Even if you do not participate in the Transfer Supported Programs you may be impacted if you allocate assets to a fund, including the Funds, that is affected by transfers under the Transfer Supported Features.

Cyber Security Risk

Like other business enterprises, the use of the Internet and other electronic media and technology exposes a Fund, and the Fund’s service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from computer viruses or other malicious software code, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Funds and its shareholders and cause the Funds to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause a Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, cyber-events affecting issuers in which a Fund invests could cause a Fund’s investments to lose value. The Funds’ Subdvisers, affiliates and principal service providers have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Subadvisers, affiliates, or other service providers, will succeed, either entirely or partially, among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Funds’ Subadvisers, affiliates and affiliates and principal service providers, cannot control the cyber systems and cyber security systems of issuers or third-party service providers.

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FUND MANAGEMENT

The Manager

Allianz Investment Management LLC serves as the Manager for the Funds pursuant to the terms of an investment management agreement. The Manager has signed subadvisory agreements or portfolio management agreements (“Subadvisory Agreements”) with various subadvisers for portfolio management functions for the Funds. The subadvisers manage the portfolio securities of the Funds and provide additional services including research, selection of brokers and similar services. The Manager compensates the subadvisers for their services as provided in the Subadvisory Agreements. A discussion of the Board of Trustees’ basis for approving the Funds’ Investment Management Agreement with the Manager and the Subadvisory Agreements with the subadvisers is available in the Funds’ Annual Reports for the year ended December 31, 2014.

The Manager was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Manager evaluates and selects subadvisers for the Trust, subject to the oversight of the Board of Trustees, and to a more limited extent, provides investment advice with regard to selection of individual portfolio securities. In addition, the Manager constantly evaluates possible additional or alternative subadvisers for the Trust. The Manager currently acts as Manager of all of the Funds of the Trust. The Manager’s other clients are the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and various affiliated entities. As of December 31, 2014, the Manager had aggregate assets under management of $29.07 billion. The Manager monitors and reviews the activities of each of the subadvisers.

Brian Muench is the president of the Manager and of the Trust and ultimately responsible for evaluating and selecting subadvisers for the Trust.  Mr. Muench joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 1998.  Mr. Muench served as vice president of the Manager from 2005 until he was elected president in 2010.  Mr. Muench is also a vice president of Allianz Life.

The Manager’s address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

The Subadvisers of the Funds

Subadviser	Fund(s)
BlackRock Advisors, LLC (“BlackRock Advisors”) was organized in 1994 to perform advisory services for investment companies.  BlackRock Advisors, which and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 has served as the Fund’s investment adviser since July 1, 2011. Prior thereto, BlackRock Institutional Management Corporation (“BIMC”), an affiliate of BlackRock Advisors, served as the Fund’s investment adviser. BlackRock Advisors is a wholly-owned indirect subsidiary of BlackRock, Inc. (“BlackRock”). BlackRock and its affiliates had approximately $4.32 trillion in assets under management as of December 31, 2014.  BlackRock is an affiliate of The PNC Financial Services Group, Inc.
AZL Money Market Fund
BlackRock Capital Management, Inc. (“BlackRock Capital”) was organized in 1994 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock Capital is a wholly-owned, indirect subsidiary of BlackRock, Inc. BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $4.32 trillion in investment company and other assets under management as of December 31, 2014. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
AZL BlackRock Capital Appreciation Fund

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BlackRock Financial Management, Inc. (“BlackRock Financial”) has its principal offices at 55 East 52nd Street, New York, NY 10055. BlackRock Financial is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $4.32 trillion in investment company and other assets under management as of December 31, 2014. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
AZL Enhanced Bond Index Fund
BlackRock Investment Management, LLC (“BlackRock Investment”) has its principal offices at 1 University Square Drive, Princeton, NJ 08540. BlackRock Investment is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $4.32 trillion in investment company and other assets under management as of December 31, 2014. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

AZL BlackRock Global Allocation Fund
AZL International Index Fund
AZL Mid Cap Index Fund
AZL S&P 500 Index Fund
AZL Small Cap Stock Index Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund

The Boston Company Asset Management LLC (“The Boston Company”) is located at 200 Park Avenue, New York, NY 10166. Founded in 1947, The Boston Company manages approximately $277 billion in 181 mutual fund portfolios. The Boston Company is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating 34 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  As of December 31, 2014, BNY Mellon has more than $47.6 trillion in assets under custody and administration and $1.3 trillion in assets under management, and it services more than $11.4 trillion in outstanding debt.
AZL Boston Company Research Growth Fund

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Federated Global Investment Management Corp. (“Federated”) manages the Fund primarily through Federated Clover Investment Advisors, a division of Federated. Federated manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated. The fee for these services provided by FASC is paid by Federated and not by the Fund.
Federated, and other subsidiaries of Federated Investors, Inc., advise approximately 131 equity, fixed-income and money market mutual funds as well as a variety of other customized separately managed accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds) which totaled approximately $362.9 billion in assets as of December 31, 2014.  Federated Investors, Inc. was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees.  Federated Investors, Inc. provides comprehensive investment management to approximately 7,000 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks, and broker/dealers.
The subadviser, Federated, advises approximately 22 equity mutual funds (including subadvised funds) as well as a variety of separately managed accounts, institutional separate accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds) which totaled approximately $10.1 billion in assets as of December 31, 2014.
The address of Federated is 101 Park Avenue, Suite 4100, New York, NY 10178-0002. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and FASC are subsidiaries of Federated Investors, Inc.
AZL Federated Clover Small Value Fund
Franklin Advisers, Inc. (“Franklin Advisers”) is located at One Franklin Parkway, San Mateo, CA 94403-1906. Together, Franklin Advisers and its affiliates manage, as of December 31, 2014, over $880.1 billion in assets, and have been in the investment management business since 1947.
AZL Franklin Templeton Founding Strategy Plus Fund (Franklin Income Strategy and Templeton Global Bond Strategy)
Franklin Mutual Advisers, LLC (“Franklin Mutual”) is located at 101 John F. Kennedy Parkway, Short Hills, NJ 07078. Together, Franklin Mutual and its affiliates manage, as of December 31, 2014, over $880.1 billion in assets, and have been in the investment management business since 1947.
AZL Franklin Templeton Founding Strategy Plus Fund (Mutual Shares Strategy)
Gateway Investment Advisers, LLC (“Gateway”) is located at 312 Walnut Street, 35th Floor, Cincinnati, OH 45202, serves as the subadviser of the Fund.  Gateway is a subsidiary of Natixis Global Asset Management, L.P. Gateway had approximately $12.2 billion in assets under management at December 31, 2014.
AZL Gateway Fund

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Invesco Advisers, Inc. (“Invesco”) is located at 1555 Peachtree, N.E., Atlanta, GA 30309, is the subadviser to the AZL Invesco International Equity Fund, AZL Invesco Equity and Income Fund, and AZL Invesco Growth and Income Fund.  Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.  Today, Invesco advises or manages investment portfolios, including the Funds, encompassing a broad range of investment objectives.  Invesco is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, GA.  Total net assets under the management of Invesco Ltd. And its affiliates was approximately $792.4 billion as of December 31, 2014.
AZL Invesco Equity and Income Fund AZL Invesco Growth and Income Fund AZL Invesco International Equity Fund
J.P. Morgan Investment Management Inc. (“JPMIM”) is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017. As of December 31, 2014, JPMIM and its affiliates had $1.7 trillion in assets under management.
AZL JPMorgan International Opportunities Fund AZL JPMorgan U.S. Equity Fund
Massachusetts Financial Services Company (“MFS”) is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $430 billion as of December 31, 2014.
AZL MFS Investors Trust Fund AZL MFS Mid Cap Value Fund AZL MFS Value Fund
Metropolitan West Asset Management, LLC (“MetWest”), has its principal offices at 865 South Figueroa Street, Los Angeles, California 90017. MetWest was founded in 1996, and, together with the TCW Group, Inc. and its other subsidiaries, which provide a variety of trust, investment management and investment advisory services, had approximately $163.4 billion under management or committed to management, including $117.8 billion of U.S. fixed income investments, as of December 31, 2014.
AZL MetWest Total Return Bond Fund
Morgan Stanley Investment Management Inc. (“MSIM”) is a wholly-owned subsidiary of Morgan Stanley.  MSIM, together with its affiliated asset management companies, had approximately $403 billion under management or supervision as of December 31, 2014. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036. The following affiliates of MSIM serve as sub-subadvisers to the AZL Morgan Stanley Global Real Estate Fund, and are responsible for day-to-day management of the Fund’s assets:  (i) Morgan Stanley Investment Management Limited, with headquarters located at 25 Cabot Square, Canary Wharf, London E144QA, England, and (ii) Morgan Stanley Investment Management Company, with headquarters located at 23 Church Street, #16-01 Capital Square, Singapore 049481.
AZL Morgan Stanley Global Real Estate Fund AZL Morgan Stanley Mid Cap Growth Fund
NFJ Investment Group LLC (“NFJ”) is a Delaware limited liability company and is a registered investment adviser under the Advisers Act.  Its principal place of business is 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. As of December 31, 2014, NFJ had aggregate assets under management of $40.1 billion. NFJ is affiliated with the Manager.
AZL NFJ International Value Fund

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OppenheimerFunds, Inc. (“Oppenheimer”) has been an investment adviser since 1960. Oppenheimer manages open-end mutual funds, and is the parent company of several other companies that provide investment advisory services for institutional clients and distribution and shareholder services for other investment companies. Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company. Oppenheimer is located at 225 Liberty Street, 11th Floor, New York, NY 10281-1008.
AZL Oppenheimer Discovery Fund
Pyramis Global Advisors, LLC (“Pyramis”) has its principal offices at 900 Salem Street, Smithfield, RI 02917.  Pyramis and its Pyramis® Group affiliates managed approximately $213.7 billion in assets worldwide as of December 31, 2014. Pyramis is an indirectly-held, wholly-owned subsidiary of FMR LLC (Fidelity Investments).
AZL Pyramis® Total Bond Fund
Schroder Investment Management North America Inc. (“Schroder”), 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, is a registered investment advisor that is part of a worldwide group of financial services companies that are together known as Schroders, with assets under management as of December 31, 2014 of approximately $467.8 billion. Schroder currently serves as investment advisor to other mutual funds, and a broad range of institutional investors. Schroder Investment Management North America Ltd (Schroder Ltd), an affiliate of Schroder with headquarters located at 31 Gresham Street, London EC2V 7QA, England, serves as the sub-subadviser to the Fund and is responsible for day-to-day management of the Fund’s assets.
AZL Schroder Emerging Markets Equity Fund
T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2014, the Firm managed approximately $746.8 billion for more than 10 million individual and institutional investor accounts.
AZL T. Rowe Price Capital Appreciation Fund
Templeton Global Advisors Limited (“Global Advisors”) is located in Lyford Cay, Nassau, Bahamas. Together, Global Advisors and its affiliates manage, as of December 31, 2014, over $880.1 billion in assets, and have been in the investment management business since 1947.
AZL Franklin Templeton Founding Strategy Plus Fund (Templeton Growth Strategy)
Wells Capital Management Incorporated (“WellsCap”), a registered investment adviser located at 525 Market Street, San Francisco, CA 94105, serves as a sub-adviser and provides portfolio management services to the Fund. WellsCap, indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients. As of December 31, 2014, Wells Capital Management Inc. managed approximately $351.1 billion.
AZL Wells Fargo Large Cap Fund

The Portfolio Managers of the Funds

AZL BlackRock Capital Appreciation Fund

Lawrence Kemp has been a Managing Director of BlackRock, Inc. since joining BlackRock in 2012.  He previously served as a Managing Director with UBS Global Asset Management. Mr. Kemp is primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.

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AZL BlackRock Global Allocation Fund

Dennis Stattman, CFA, Managing Director of BlackRock, Inc. since 2006 and Head of BlackRock Global Allocation Team; Managing Director of Merrill Lynch Investment Manager, L.P. (“MLIM”) from 2000 to 2006; Director of MLIM from 1989 to 2000.

Dan Chamby, CFA, Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Director of MLIM from 2000 to 2006; Vice President of MLIM from 1993 to 2000.

Aldo Roldan, PhD, Managing Director of BlackRock, Inc. since 2008; Director of BlackRock, Inc. from 2006 to 2007; and Director of MLIM from 1998 to 2006.

AZL Boston Research Growth Fund

Elizabeth Slover has been the portfolio manager of the Fund since January 2009. Ms. Slover is Senior Managing Director at The Boston Company Asset Management, LLC (“The Boston Company”), and is the director of The Boston Company’s global research team.

AZL Enhanced Bond Index Fund

Akiva Dickstein, Managing Director, is Head of Customized Core Portfolios within BlackRock's Americas Fixed Income Alpha Strategies and a member of the Americas Fixed Income Executive Team.  Mr. Dickstein has been the lead portfolio manager on BlackRock's mortgage portfolios since joining BlackRock in 2009. Prior to that, Mr. Dickstein spent eight years at Merrill Lynch, where he served as Managing Director and head of the U.S. Rates & Structured Credit Research Group. He was responsible for the team that produced MBS, ABS, CMBS, Treasuries, swaps, and interest rate derivatives research. Mr. Dickstein's publications on MBS strategy included the weekly Mortgage Investor as well as numerous lengthier articles on topics such as optimal loan modifications, the valuation of credit-sensitive MBS and ABS, and the pricing of mortgage derivatives, options, and pass-throughs. In addition, he developed Merrill's prepayment models for fixed rate and hybrid MBS. From 1993 to 2001, Mr. Dickstein was with Lehman Brothers, most recently as a Senior Vice President in Mortgage Derivatives Trading. In this role, he traded mortgage derivatives and developed Lehman's credit default model. He joined Lehman as a mortgage and asset-backed securities analyst and was named to Institutional Investor's All American Fixed Income Research Team in pass-throughs, non-agency mortgages, and asset-backed securities.  Mr. Dickstein earned a BA degree in economics, summa cum laude, from Yale University in 1990, and an MA degree in physics from Princeton University in 1993.

AZL Federated Clover Small Value Fund

Stephen K. Gutch and Lawrence R. Creatura have been the portfolio managers of the Fund since February 2012, and Martin A. Jarzebowski has been a portfolio manager of the Fund since June 2014.

Stephen Gutch is Senior Vice President of the Fund’s subadviser. Mr. Gutch develops investment strategy for the Fund, leads the fundamental research team, conducts investment research in the Financial Services sector and is jointly responsible for the day-to-day management of the Fund. Prior to joining Federated Investors, Inc., Mr. Gutch was employed with Clover Capital Management, Inc. (“Clover”) where he served as Director of Research, overseeing the firm’s portfolio management effort, and co-manager of Clover’s small-cap value strategy. Prior to joining Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm’s financial services hedge fund. Previous to this, Mr. Gutch managed the financial services portfolio at Fulcrum Investment Group, LLC in Chicago for five years. Mr. Gutch earned a B.A. in Economics from the University of Rochester and an M.B.A. from the William E. Simon Graduate School of Business Administration, also at the University of Rochester. Mr. Gutch has received the Chartered Financial Analyst designation.

Lawrence Creatura is Vice President of the Fund’s subadviser. Mr. Creatura conducts equity research in the Consumer Discretionary and Technology sectors and is jointly responsible for the day-to-day management of the Fund. Prior to joining Federated Investors, Inc., Mr. Creatura was employed with Clover where he co-managed the small-cap value and small-mid-cap value investment strategies. Prior to joining Clover in 1994, Mr. Creatura worked in laser research and development for industrial and medical applications. He received a B.S. from the University of Rochester, Institute of Optics and earned his M.B.A. in Finance and International Management, also from the University of Rochester. Mr. Creatura has received the Chartered Financial Analyst designation.

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Martin A. Jarzebowski is Assistant Vice President of the Fund’s subadviser.  Mr. Jarzebowski conducts equity research in the Health Care and Consumer Staples sectors and is jointly responsible for the day-to-day management of the Fund. Prior to joining Federated, Mr. Jarzebowski was employed with Clover serving as an Analyst. Prior to joining Clover in 2007, Mr. Jarzebowski worked as a Senior Operations Manager for McMaster-Carr. Mr. Jarzebowski earned a B.S. in Applied Economics & Management from Cornell University and an M.S. in Corporate Law and Accounting from the London School of Economics. Mr. Jarzebowski has received the Chartered Financial Analyst designation.

AZL Franklin Templeton Founding Strategy Plus Fund

Mutual Shares Strategy:

Peter Langerman is the chairman, president and CEO of Franklin Mutual Advisers, LLC (referred to as Mutual Series). He is a co-portfolio manager of Mutual Shares Fund and co-portfolio manager of the Mutual Global Discovery products, which include: Mutual Global Discovery Fund, FTVIP Franklin Mutual Global Discovery Securities Fund, the Luxembourg-registered FTIF Franklin Mutual Global Discovery Fund and the Canadian Mutual Discovery Fund. He is also a portfolio manager of the Luxembourg-registered FTIF Franklin Mutual Beacon Fund.

Mr. Langerman initially joined Heine Securities Corporation (predecessor of Franklin Mutual Advisers, LLC) in June 1986. He served as CEO of Mutual Series beginning in 1998 and as the chairman of the fund boards beginning in 2001, before leaving in 2002 to serve as the director of New Jersey's Division of Investment, overseeing employee pension funds. He rejoined Mutual Series in 2005. Prior to 1986, Mr. Langerman was employed by Weil, Gotshal & Manges, one of the country's foremost specialists in large corporate bankruptcies and reorganizations. Mr. Langerman began his professional career in 1977 serving on the audit staff of Arthur Young and Company, where he earned his CPA designation.

Mr. Langerman graduated magna cum laude from Yale University, earning his bachelor of arts degree in Russian Studies. He holds a master's degree in accounting from New York University Graduate School of Business and received his Juris Doctor degree from Stanford University Law School. Mr. Langerman is a member of the Board and Executive Committee of UJC Metrowest (New Jersey) and heads its investment committee. He serves on the advisory board of the Weinberg Center for Corporate Governance at the University of Delaware. He recently completed a 10 year term on the board of trustees of Hopkins School (New Haven, CT) and also served as treasurer of the school. In 2010 Mr. Langerman was selected to serve  as one of three trustees of the AIG Credit Facility Trust, which held the U.S. government's controlling interest in American International Group. In 2011 the trust was terminated as part of the successful recapitalization of AIG.

F. David Segal is a research analyst and portfolio manager for Mutual Series. He is co-portfolio manager of Mutual Shares Fund and is also portfolio manager of the Luxembourg-registered FTIF Franklin Mutual Beacon Fund. He is an analyst specializing in the autos and auto parts, paper and forest products industries and special situations.

Prior to joining Mutual Series in 2002, Mr. Segal was an associate director in the structured finance group at MetLife. He began his career trading interest rate options at the Chicago Mercantile Exchange. He has 20 years of experience in the financial services industry.

Mr. Segal holds an M.B.A. from New York University's Stern School of Business and a B.A. from the University of Michigan, Ann Arbor. He is a Chartered Financial Analyst (CFA) Charterholder. Mr. Segal is a member of the New York Society of Security Analysts.

Debbie Turner is an assistant portfolio manager for Mutual Series. She has been in this role for the Mutual Shares Fund since 2001. Ms. Turner specializes in analyzing several consumer industries including food, beverage, tobacco, retail, gaming, lodging, leisure and restaurants companies in North America and Europe.

Ms. Turner has more than 21 years of experience in the investment management industry. Prior to joining Mutual Series in 1993, she was an associate analyst for Fred Alger Management.

Ms. Turner earned a B.A. in economics from Vassar College. She is a Chartered Financial Analyst (CFA) Charterholder.

Franklin Income Strategy:

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Edward Perks is executive vice president and chief investment officer of Franklin Equity Group. He is lead portfolio manager for Franklin Income Fund and related portfolios. He is also lead portfolio manager for Franklin Balanced Fund. Mr. Perks oversees investment strategies including US Core, Hybrid, Sector, and US Growth. He is lead portfolio manager for Franklin Income Fund and related portfolios. He is also lead portfolio manager for Franklin Balanced Fund. As the director of Portfolio Management, Mr. Perks oversees investment strategies including US Core, Hybrid, Sector, and US Growth.

Mr. Perks joined Franklin Templeton Investments in 1992. His prior responsibilities have included equity research across a wide range of industries and lead portfolio manager of convertible securities. He became portfolio manager of Franklin Income Fund in 2002.

Mr. Perks holds a B.A. in economics and political science from Yale University. He is a Chartered Financial Analyst (CFA) Charterholder, a member of the CFA Institute, and the Security Analysts of San Francisco (SASF).

Matt Quinlan is a vice president, research analyst and portfolio manager for Franklin Equity Group. He is a co-manager of the Franklin Income Fund, Franklin Equity Income Fund as well as the Franklin Convertible Securities Fund. Mr. Quinlan has research responsibilities for companies in the retail and consumer products sectors and analyzes debt and equity investments for the Core/Hybrid team.

Prior to joining Franklin Templeton in 2005, Mr. Quinlan worked in investment banking at Citigroup where he covered the retail and consumer products industries as well as private equity firms.

Mr. Quinlan holds a B.A. in history from UCLA and an M.B.A. in finance and strategy from The Anderson School at UCLA.

Alex W. Peters is a vice president, research analyst and portfolio manager with Franklin Equity Group. Mr. Peters specializes in research analysis of the commercial real estate industry and analyzes debt and equity investments for the Core/Hybrid team in San Mateo, California. He is also the co-manager of the FTVIP Large Cap Growth Fund and various institutional large cap separate accounts.

Mr. Peters previously managed the Franklin Real Estate Securities Fund and the Franklin Global Communications Fund. His previous research coverage includes the global communication and technology industries, the global utility sector, and the asset management industry.

Mr. Peters holds a B.A. from University of Washington and an M.B.A. from the University of San Francisco. He is a Chartered Financial Analyst (CFA) Charterholder and a member of the CFA Institute. He is also member of the Security Analysts of San Francisco (SASF) and the National Association of Securities Dealers (NASD).

Templeton Global Bond Strategy:

Dr. Michael Hasenstab, Ph.D., is executive vice president and chief investment officer, Templeton Global Macro for Franklin Templeton Fixed Income Group, overseeing the global fixed income portfolio management team. The group offers a variety of investment vehicles ranging from retail mutual funds to unregistered, privately offered hedge funds. Dr. Hasenstab is a member of the Fixed Income Policy Committee and is a portfolio manager for a number of funds, including Templeton Global Bond Fund and Templeton Global Total Return Fund.

Dr. Hasenstab has won numerous awards globally, including being named Morningstar's Fixed Income Manager of the Year in Canada in 2013 and in the U.S. in 2010. He was recognized as one of the most influential fund managers by Investment News in 2010. Bloomberg Markets named him Top Global Bond Fund Manager in 2010 and Top U.S. and Global Bond Fund Manager in 2009. Additionally, he was named Global Bond Manager of the Year by Investment Week in 2008, 2010 and 2011, and also Best Global Manager by Standard & Poor's BusinessWeek in 2006.

Dr. Hasenstab initially joined Franklin Templeton Investments in July 1995. After a leave of absence to obtain his doctor of philosophy (Ph.D.) degree, he rejoined the company in April 2001. He specializes in global macroeconomic analysis with a focus on currency, interest rate and sovereign credit analysis of developed and emerging market countries. Dr. Hasenstab has worked and traveled extensively abroad, with a special focus on Asia.

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Dr. Hasenstab holds a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University, a master's degree in economics of development from the Australian National University and a B.A. in international relations/political economy from Carleton College in the United States.

Christine Zhu is a portfolio manager and quantitative research analyst for Franklin Templeton Fixed Income Group's global bond group. She focuses on portfolio construction, derivatives/quantitative strategies in global market, performance attribution and risk management. Ms. Zhu joined Franklin Templeton in 2007.

Prior to joining Franklin Templeton, Ms. Zhu was a senior associate at MSCI Barra where her experience included fixed income analytics and risk exposure calculation. She also worked in the technology department at Oracle and at China Construction Bank.

Ms. Zhu holds an M.B.A. with investment focus from the University of California at Berkeley, and earned her M.S. in computer science and engineering from the University of Notre Dame. She is fluent in mandarin Chinese.

Templeton Growth Strategy:

Norman J. Boersma is the chief investment officer of Templeton Global Equity Group (TGEG) and president of Templeton Global Advisors. He is also lead portfolio manager for Templeton Growth Fund and Templeton Growth (Euro) Fund and related strategies, as well as co-portfolio manager for Templeton World Fund.

Previously, he served as TGEG's director of research, director of portfolio management, and again, as director of research. After working in the Toronto office for much of his career, Mr. Boersma transitioned to Nassau, Bahamas, in 2011 to take on the role of lead portfolio manager on the group's flagship fund, Templeton Growth Fund. He entered the financial services industry in 1986.

Prior to joining Franklin Templeton in 1991, Mr. Boersma was an investment officer with the Ontario Hydro Pension Fund.

Mr. Boersma holds a B.A. in economics and political science from York University and an M.B.A. from the University of Toronto. He is a Chartered Financial Analyst (CFA) Charterholder and a past treasurer and director of the Toronto Society of Financial Analysts.

Lisa F. Myers is the lead equity portfolio manager of Templeton Growth Fund and Templeton Global Income Fund in Canada. She is also the lead portfolio manager of Templeton Global Balanced Fund and Templeton Global Income Fund, and a co-portfolio manager of Templeton World Fund. Ms. Myers also manages institutional separate accounts with global mandates. In addition, she is the coordinator of the Global Consumer Team and has direct research responsibility for the global retail, textile and apparel industries.

Prior to joining Franklin Templeton in 1996, Ms. Myers practiced law with Wilkie, Farr & Gallagher, where she specialized in corporate/real estate law and was involved in initial public offerings, acquisitions and loan initiation and restructuring, among other securities-related transactions. She entered the financial services industry in 1996.

Ms. Myers holds a B.A. from the University of Pennsylvania, where she is on the Executive Board of The Penn Fund, and is the chairperson of Penn's Secondary School Committee for The Bahamas. She holds a JD from Georgetown University, where she also taught legal research and writing. She is on the board of the Friends of Women's World Banking and an advisor to YESI, a Bahamian nonprofit organization dedicated to empowering youth through soccer. Ms. Myers is a Chartered Financial Analyst (CFA) Charterholder and a member of CFA Institute.

Tucker Scott is an executive vice president for the Templeton Global Equity Group with responsibility for institutional and retail accounts. Mr. Scott is the lead portfolio manager of Templeton Foreign Fund and a co-manager of Templeton World Fund. He has global research responsibility for the diversified financials and capital markets industries.

Prior to joining Templeton in 1996, he worked for Aeltus Investment Management, where his industry coverage included telecommunication equipment and financial services.

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Mr. Scott holds a B.A. in history from the University of Virginia and an M.B.A. from the Amos Tuck School of Business at Dartmouth College. He is a Chartered Financial Analyst (CFA) Charterholder and a member of CFA Institute.

AZL Gateway Fund

Paul Stewart joined Gateway in 1995 and is currently the firm’s chief executive officer and president as well as a member of the firm’s board. He also serves as co-portfolio manager for several funds including the Gateway Fund. Mr. Stewart has served Gateway in various roles, including portfolio manager, treasurer of The Gateway Trust, chief financial officer and, most recently, as the firm’s chief investment officer until February 2013. Prior to joining Gateway, he was an audit manager at Price Waterhouse. Mr. Stewart earned his B.B.A. from Ohio University and is a CFA charterholder.

Michael T. Buckius joined Gateway in 1999 and currently holds the positions of chief investment officer and senior vice president. He is co-portfolio manager for several mutual funds and several closed-end funds advised or sub-advised by Gateway including the Gateway Fund. Prior to February 2013, Mr. Buckius served as portfolio manager and senior vice president of Gateway. Prior to joining Gateway, Mr. Buckius was an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company in New York.  Prior to his employment in New York, Mr. Buckius held a number of option-related research and trading positions at Alex. Brown & Sons Inc. in Baltimore. Mr. Buckius received his B.A. and M.B.A. in finance from Loyola University Maryland and is a CFA charterholder.

Kenneth H. Toft joined Gateway in 1992 and is a senior vice president and portfolio manager for the firm. He is co-portfolio manager for several mutual funds and several closed-end funds advised or sub-advised by Gateway. His responsibilities include managing portfolios using hedging strategies for growth-oriented, high-volatility indexes, trading and servicing individual client relationships.  Prior to joining Gateway, he served as a registered representative for Fidelity Investments. Mr. Toft earned his B.A. and M.B.A. from the University of Cincinnati and is a CFA Charterholder.

AZL International Index Fund, AZL Mid Cap Index Fund, AZL Russell 1000 Growth Index Fund, AZL Russell 1000 Value Index Fund, AZL S&P 500 Index Fund and AZL Small Cap Stock Index Fund

Alan Mason, Managing Director, is head of BlackRock’s Americas Beta Strategies Portfolio Management team, which combines BlackRock’s index equity and index asset allocation functions. He is a member of BlackRock’s Beta Strategies and US Defined Contribution leadership teams as well as the BlackRock’s Human Capital Committee. Prior to this role, he led the Beta Strategies Global Index Asset Allocation team. Mr. Mason's service with the BlackRock dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Mason served as head of portfolio management and strategy for US transitions, strategist for the Global Index and Markets Group, head of US Asset Allocation, and most recently as head of Global Portfolio Management, Client Solutions. Mr. Mason has led three key growth efforts: developing the US transition capability from a service to a business, growing the key asset allocation product for the BlackRock 's US DC platform, LifePath, and building the foundation for key dimensions of the BlackRock 's rapidly growing solutions business. Mr. Mason earned a BA in music from Baylor University in 1983, summa cum laude, an MA in musicology from the University of Louisville in 1989, with honors, and an MA in ethnomusicology from University of California Berkeley in 1991. In the same year that Mr. Mason became head of portfolio management for BGI's transitions business, he was advanced to Ph.D. candidacy in ethnomusicology at UC Berkeley, having completed all coursework for the degree and comprehensive doctoral oral examinations with distinction.

Christopher Bliss, Managing Director, has been responsible for the Fund since May 2011 and has been associated with BlackRock, Inc. since 2009; Principal of Barclays Global Investors (BGI) from 2005 to 2009.

Greg Savage, Managing Director, has been responsible for the Fund since May 2011 and has been associated with BlackRock, Inc. since 2009; Principal of Barclays Global Investors (BGI) from 2007 to 2009; Associate of BGI from 1999 to 2007.

AZL Invesco Equity and Income Fund

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:  Thomas Bastian, (lead manager) Portfolio Manager, who has been responsible for the Fund since inception, and has been associated with Invesco and/or affiliates since 2010.  Previously, Mr. Bastian was associated with Van Kampen Asset Management in an investment management capacity (2003 to 2010).  Chuck Burge, Portfolio Manager, who has been

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responsible for the Fund since 2010, and has been associated with Invesco and/or affiliates since 2002. Mary Jayne Maly, Portfolio Manager, who has been responsible for the Fund since inception, and has been associated with Invesco and/or affilities since 2010.  Previously, Ms. Maly was associated with Van Kampen Asset Management in an investment management capacity (1992 to 2010).  Sergio Marcheli, Portfolio Manager, who has been responsible for the Fund since inception, and has been associated with Invesco and/or affiliates since 2010.  Previously, Mr. Marcheli was associated with Van Kampen Asset Management in an investment management capacity (2002 to 2010).  James Roeder, Portfolio Manager, who has been responsible for the Fund since inception, and has been associated with Invesco and/or affiliates since 2010.  Previously, Mr. Roeder was associated with Van Kampen Asset Management in an investment capacity (1999 to 2010). Brian Jurkash, Portfolio Manager, who has been responsible for the Fund since 2015, and has been associated with Invesco and/or affiliates since 2000.

AZL Invesco Growth and Income Fund

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:  Thomas Bastian, (lead manager) Portfolio Manager, who has been responsible for the Fund since inception, and has been associated with Invesco and/or affiliates since 2010.  Previously, Mr. Bastian was associated with Van Kampen Asset Management in an investment management capacity (2003 to 2010). Mary Jayne Maly, Portfolio Manager, who has been responsible for the Fund since inception, and has been associated with Invesco and/or affilities since 2010.  Previously, Ms. Maly was associated with Van Kampen Asset Management in an investment management capacity (1992 to 2010).  Sergio Marcheli, Portfolio Manager, who has been responsible for the Fund since inception, and has been associated with Invesco and/or affiliates since 2010.  Previously, Mr. Marcheli was associated with Van Kampen Asset Management in an investment management capacity (2002 to 2010).  James Roeder, Portfolio Manager, who has been responsible for the Fund since inception, and has been associated with Invesco and/or affiliates since 2010.  Previously, Mr. Roeder was associated with Van Kampen Asset Management in an investment capacity (1999 to 2010). Brian Jurkash, Portfolio Manager, who has been responsible for the Fund since 2015, and has been associated with Invesco and/or affiliates since 2000.

AZL Invesco International Equity Fund

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:  Clas G. Olsson, Lead  Portfolio Manager, who has been responsible for the Fund since inception, and has been associated with Invesco and/or affiliates since 1994. Matthew W. Dennis, Portfolio Manager, who has been responsible for the Fund since 2003, and has been associated with Invesco and/or affiliates since 2000.  Mark Jason, Portfolio Manager, who has been responsible for the Fund since 2011, and has been associated with Invesco and/or affiliates since 2001. Brent Bates, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 1996. Richard Nield, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2000.

The lead managers generally have final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time.

AZL JPMorgan International Opportunities Fund

Jeroen Huysinga, managing director, is a portfolio manager in the Global Equities Team. An employee since 1997, he previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, he held positions with the British Steel pension fund as a UK analyst and latterly a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Jeroen obtained a BA in Economics and International Studies from the University of Warwick. Jeroen is an associate of the Institute of Investment Management and Research.

Gerd Woort-Menker, managing director, is a senior portfolio manager in the Global Equities Team. An employee since 1987, Gerd started his investing career as a research analyst following the European insurance industry, was later promoted to head of European research, and then named global head of research. Gerd currently manages international and global equity portfolios; he has also managed the International Value strategy since its inception. Gerd began his career at VARTA in Hanover, where he was a financial comptroller. Gerd obtained a business accounting degree from Muenster University and earned an MA in Economics from Freiburg University. He is a CFA charterholder.

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Georgina Perceval Maxwell, managing director, is a portfolio manager in the Global Equities Team in London.  An employee since 1997, Georgina was previously a senior investment manager with Lombard Odier Ltd. in London, where she managed Asia ex-Japan portfolios for North American and European institutional clients.  She was based in Hong Kong following the Asian markets with special responsibilities for Malaysia, Singapore and Indonesia for three years.  Prior to this, from 1986 to 1993, Georgina was a director of Kleinwort Benson International Investment. Before Kleinwort, Georgina was a Pacific Basin analyst with Capel-Cure Myers.  Georgina obtained an MA in history from Edinburgh University.

AZL JPMorgan U.S. Equity Fund

The portfolio management team is led by Thomas Luddy, Managing Director of JPMIM and a CFA charterholder, and Susan Bao, Managing Director of JPMIM and a CFA charterholder. Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research, and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997.

AZL MetWest Total Return Bond Fund

Tad Rivelle is the Chief Investment Officer and Group Managing Director of MetWest and has been with MetWest since 1996. Stephen M. Kane, CFA, is the Group Managing Director of MetWest, and has been with MetWest since 1996. Laird R. Landmann is the Group Managing Director of MetWest and has been with MetWest since August 1996. Bryan Whalen, CFA is the Group Managing Director of MetWest and has been with MetWest since 2004.

AZL MFS Investors Trust Fund

T. Kevin Beatty and Edward Maloney are the portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Mr. Beatty, Chief Investment Officer – Global Equity of MFS, has been employed in the investment area of MFS since 2002. Mr. Maloney, an Investment Officer of MFS, has been employed in the investment area of MFS since 2005.

AZL MFS Mid Cap Value Fund

Brooks A. Taylor and Kevin J. Schmitz are the portfolio managers for the Fund, and are primarily responsible for the day-to-day management of the Fund. Mr. Taylor, an Investment Officer of MFS, has been employed in the investment area of MFS since 1996. Mr. Schmitz, an Investment Officer of MFS, has been employed in the investment area of MFS since 2002.

AZL MFS Value Fund

Nevin P. Chitkara and Steven R. Gorham are the portfolio managers for the Fund, and are primarily responsible for the day-to-day management of the Fund. Mr. Chitkara, an Investment Officer of MFS, has been employed in the investment area of MFS since 1997. Mr. Gorham, an Investment Officer of MFS, has been employed in the investment area of MFS since 1992.

AZL Morgan Stanley Global Real Estate Fund

The Fund’s assets are managed within the Real Estate Team. The members of the team who are currently responsible for the day-to-day management of the Fund are Theodore R. Bigman, Michiel te Paske, Sven van Kemenade, Angeline Ho, and Bill Grant, each a Managing Director of the subadviser and Desmond Foong, Executive Director of the subadviser. Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

See below for more information about the portfolio managers.

AZL Morgan Stanley Mid Cap Growth Fund

The Fund’s portfolio is managed within the subadviser’s Growth Team. The Current members of the team include Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Jason C. Yeung, and Armistead B. Nash, Managing Directors of the subadviser, and Alexander T. Norton, Executive Director of the subadviser.

Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

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The composition of the team may change without notice from time to time. See below for more information about the portfolio managers.

The Morgan Stanley Portfolio Managers:

•	Theodore R. Bigman has worked for the subadviser since 1995 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.

•	Sam G. Chainani has worked for the subadviser since 1996 and has managed the AZL Morgan Stanley Mid Cap Growth since 2004.

•	David S. Cohen has worked for the subadviser since 1993 and has managed the AZL Morgan Stanley Mid Cap Growth Fund since 2003.

•	Angeline Ho has worked for the subadviser since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.

•	Bill Grant has worked for the subadviser since 2000 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2014.

•	Sven van Kemenade has worked for the subadviser since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.

•
Desmond Foong has worked for the subadviser since 2011 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2015. Previously, Mr. Foong was an investment analyst at the Government of Singapore from 2004 to 2011, primarily focusing on the Asian real estate and financial sectors.

•	Dennis P. Lynch has worked for the subadviser since 1998 and has managed the AZL Morgan Stanley Mid Cap Growth Fund since 2003.

•	Armistead B. Nash has worked for the subadviser since 2002 and has managed the AZL Morgan Stanley Mid Cap Growth Fund since September 2008.

•	Alexander T. Norton has worked for the subadviser since 2000 and has managed the AZL Morgan Stanley Mid Cap Growth Fund since July 2005.

•	Michiel te Paske has worked for the subadviser since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.

▪	Jason C. Yeung has worked for the subadviser since 2002 and has managed the AZL Morgan Stanley Mid Cap Growth Fund since September 2007

AZL NFJ International Value Fund

The NFJ Investment Group, LLC ("NFJ") portfolio managers work collaboratively on a team basis.  Each team supports one of NFJ's investment strategies and is led by a portfolio manager acting as team leader.  Each of the portfolio managers on the NFJ investment team participates in the investment decision process, serving as both a portfolio manager and a securities analyst.  This structure assures the seamless transfer of critically important investment information.

The International Value team is led by Ben J. Fischer, CFA, Managing Director.

Ben J. Fischer, CFA, Managing Director, CIO, NFJ Investment Group, is a Managing Director and Chief Investment Officer for NFJ Investment Group. He has over 40 years of experience in portfolio management, investment analysis and research. He is a member of the US Executive Committee and was a member of the Allianz Global Investors Capital Management Board from 2008 through 2012. Mr. Fischer is a founding partner of NFJ Investment Group, an advisory affiliate of Allianz Global Investors U.S. LLC. He is currently the product team lead for the NFJ Dividend Value and NFJ International Value investment strategies and product team co-lead for the NFJ All Cap Value investment strategy. Prior to founding NFJ in 1989, Mr. Fischer was Chief Investment Officer for Institutional and Fixed Income, Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a Securities Analyst at Chase Manhattan Bank and Clark Dodge Asset Management. He earned his MBA from New York University and graduated from Oklahoma University with a JD degree and a BA in economics. Mr. Fischer holds a Chartered Financial Analyst designation.

Paul A. Magnuson , Managing Director, Portfolio Manager/Analyst, has over twenty-seven years of experience in equity analysis and portfolio management. Mr. Magnuson is currently the product team lead for the NFJ Small Cap Value and NFJ Mid Cap Value 100 investment strategies. Prior to joining NFJ Investment Group, an advisory affiliate of AGI US, in

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1992, he was an assistant vice president at NationsBank which he joined in 1985. Mr. Magnuson earned his B.B.A. degree in Finance from the University of Nebraska

Thomas W. Oliver, CFA, CPA, Managing Director, Portfolio Manager/Analyst, has over seventeen years of experience in accounting, reporting, and financial analysis. Mr. Oliver is currently the product team lead for the NFJ Large Cap Value and NFJ Mid Cap Value investment strategies and a product team co-lead for the NFJ All Cap Value investment strategy. Prior to joining NFJ Investment Group, an advisory affiliate of AGI US, in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation which he joined in 1999. He began his career as an auditor with Deloitte & Touché in 1995. Mr. Oliver earned his M.B.A. and B.B.A. degrees from the University of Texas.

R. Burns McKinney, CFA, Managing Director, Portfolio Manager/Analyst, has over fifteen years of experience in equity research, financial analysis, and investment banking. Mr. McKinney is currently the product team lead for the NFJ Global Dividend Value investment strategy. Prior to joining NFJ Investment Group, an advisory affiliate of AGI US, in 2006, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston. He began his career as an investment banking analyst at Alex. Brown & Sons in 1996. Prior to attending business school, he served as a Vice President in equity research at Merrill Lynch in New York, and also worked as an equity analyst at Morgan Stanley. Mr. McKinney earned his M.B.A. from the Wharton School of the University of Pennsylvania and his B.A. in Economics from Dartmouth College.

L. Baxter Hines, CFA, Managing Director, Portfolio Manager/Analyst, has over seven years of experience in equity research and investment consulting. Mr. Hines is currently the product team lead for the NFJ International Value II and NFJ International Small Cap Value investment strategies. Prior to joining NFJ Investment Group, an advisory affiliate of AGI US, in 2008, he was with the Teacher Retirement System of Texas and worked as a market data specialist for Reuters. Mr. Hines earned his M.B.A. from the University of Texas, McCombs School of Business, and his B.A. degree in Economics from the University of Virginia.

John R. Mowrey, CFA, Director, Portfolio Manager/Analyst, has six years of experience in investment and financial analysis. Currently, he has research responsibilities for the NFJ International Value, NFJ Small Cap Value, NFJ Global Dividend Value, NFJ International Value II, NFJ International Small Cap Value and NFJ Emerging Markets Value investment strategies. He began his career at NFJ Investment Group, an advisory affiliate of AGI US, in 2007, as a quantitative research assistant and a product specialist. Mr. Mowrey earned his M.B.A. from Southern Methodist University and his B.A. in Political Science from Rhodes College.

AZL Oppenheimer Discovery Fund

The Fund’s portfolio is managed by Ronald J. Zibelli, Jr., CFA, and Ash Shah, CFA, CPA, who are primarily responsible for the day-to-day management of the Fund’s investments.

Mr. Zibelli has been a Senior Vice President of OppenheimerFunds, Inc. (“OppenheimerFunds”) since January 2014 and a Senior Portfolio Manager of OppenheimerFunds since May 2006. He was a Vice President of OppenheimerFunds from May 2006 to January 2014. Prior to joining OppenheimerFunds, Inc., he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. Mr. Zibelli is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Shah has been a Senior Portfolio Manager of OppenheimerFunds since January 2014 and a Vice President of OppenheimerFunds since February 2006. Mr. Shah was a Senior Research Analyst of OppenheimerFunds from February 2006 to January 2014. Prior to joining OppenheimerFunds, Mr. Shah was a Vice President and Senior Analyst with Merrill Lynch Investment Managers. Prior to that, he was a Vice President and Senior Analyst with BlackRock Financial Management.

AZL Pyramis® Total Bond Fund

Ford O’Neil, Portfolio Manager, manages retail and institutional assets.  Mr. O’Neil joined Fidelity as an analyst in 1990 and has been a portfolio manager since 1992.  Prior to joining Fidelity, he worked for Advest, Inc. as an associate in investment banking from 1985 to 1988.  Mr. O’Neil received a Bachelor of Arts degree in government from Harvard College and a Masters in Business Administration from The Wharton School at the University of Pennsylvania.

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Pramod Atluri, CFA, Portfolio Manager, manages retail and institutional assets. Mr. Atluri joined Fidelity as an analyst in 2004, assumed his current position in March 2012. Prior to joining Fidelity, he worked at McKinsey & Co. as a business analyst from 1998 to 2000.  Mr. Atluri received a Bachelor of Science Degree in biological chemistry and completed the requirements for Bachelor of Arts degrees in economics and chemistry from the University of Chicago.  He received a Masters of Business Administration degree from Harvard Business School.  He is a Chartered Financial Analyst charterholder.

Michael Plage, CFA, Portfolio Manager manages an array of credit related institutional portfolios and retail funds. Mr. Plage joined Fidelity as a trader in 2005 and has been managing portfolios since January 2010. Prior to joining Fidelity, he served as a trader at Travelers Insurance from 1997-2005. Mr. Plage received a Bachelor of Science degree in management from The Universtity of South Carolina and an MBA in finance from the The University of Connecticut. He is a Chartered Financial Analyst charterholder.

AZL Schroder Emerging Markets Equity Fund

The Fund is managed on a team basis and is co-led by Allan Conway and James Grotto. The Emerging Markets Equity Team has overall responsibility for the management of the Fund and also includes portfolio managers Robert Davy, Waj Hashmi and Tom Wilson.

Mr. Conway has been an employee of Schroder since 2004, prior to that, he was head of global emerging markets, West LB Asset Management (1998-2002) and Chief Executive Officer of WestAM (UK) Ltd. (2002-2004). Mr. Davy has been an employee of Schroder since 1986. Mr. Gotto has been an employee of Schroder since 1991. Mr. Hashmi has been an employee of Schroder since 2005. Mr. Wilson has been an employee of Schroder since 2001.

AZL T. Rowe Price Capital Appreciation Fund

David R. Giroux, CFA is president and chairman of the Investment Advisory Committee of the Capital Appreciation Strategy. He is a member of the Asset Allocation Committee and a vice president of T. Rowe Price Group, Inc.

Mr. Giroux has 17 years of investment experience, all of which have been with T. Rowe Price. He joined the firm in 1998 and, until 2006, had analytical responsibility for the firm's investments in the industrials and automotive sectors.

Mr. Giroux earned a B.A., magna cum laude, in finance and political economy from Hillsdale College. He also has earned the Chartered Financial Analyst designation. Mr. Giroux was recognized on Institutional Investor's All-America Research Team in its November 2005 article, "The Best of the Buy Side."

AZL Wells Fargo Large Cap Growth Fund

Joseph M. Eberhardy, CFA, CPA, joined WellsCap or one of its predecessor firms in 1994, where he currently serves as a Portfolio Manager. Thomas C. Ognar, CFA, joined WellsCap or one of its predecessor firms in 1998, where he currently serves as a Portfolio Manager. Bruce C. Olson, CFA, joined WellsCap or one of its predecessor firms in 1994, where he currently serves as a Portfolio Manager.

More Information About Fund Management

The Manager and NFJ Investment Group LLC., are subsidiaries of Allianz SE, one of the world’s largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany and has operations in more than 70 countries. As of December 31, 2014, Allianz SE had third-party assets under management of $2.19 trillion. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, banking, investment adviser, and mutual fund businesses.

The SAI has more detailed information about the Manager, the subadvisers and other service providers. The SAI also provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Duties of the Manager and Subadvisers

Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the AZL Funds and the selection of subadvisers and advises on the Funds’ investment policies. The subadvisers determine which securities

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are bought and sold, and in what amounts. The Manager is also responsible for allocation of assets among the four strategies in the AZL Franklin Templeton Founding Strategy Plus Fund. However, the subadvisers determine which securities are bought and sold, and in what amounts, for each of those strategies. The Manager continuously monitors the performance of various investment management organizations, including the subadvisers, and generally oversees the services provided to the VIP Funds by its administrator, custodian and other service providers. Further information about the subadvisers is included in the SAI.

The Manager is paid a fee as set forth under “Fees” below, by the Fund for its services, which includes any fee paid to the subadviser.

Each of these Funds and the Manager, under an order received from the Securities and Exchange Commission (“SEC”) on September 17, 2002, may enter into and materially amend agreements with unaffiliated subadvisers without obtaining shareholder approval. This type of structure is commonly known as a “Manager of Managers” structure. Because each of the Funds is relying on the order, the Manager may:

•	hire one or more subadvisers;

•	change subadvisers; and

•	reallocate management fees between itself and subadvisers.

The Manager continues to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee subadvisers and recommend their hiring, termination and replacement.

Payments to Affiliated Insurance Companies

Currently, the Funds are available as underlying investment options of Contracts offered by Allianz Life Insurance Company of North America and its affiliates (the “Affiliated Insurance Companies”), which are also affiliates of the Manager. In addition to the Funds, these Contracts include other funds for which the Manager is not the investment manager (the “Nonproprietary Funds”). The Affiliated Insurance Companies may receive payments from the sponsors of the Nonproprietary Funds as a result of including them as investment options in the Contracts. Similarly, the Affiliated Insurance Companies are allocated resources, including revenue earned by the Manager for providing investment management and other services to the Funds, as a result of including the Funds in the Contracts. The amount of payments from Nonproprietary Funds or allocations of resources from the Manager varies, and may be significant and may create an incentive for the Affiliated Insurance Companies regarding its decision of which funds to include in the Contracts.

Other Administrative Services

The Affiliated Insurance Companies provide administrative and other services to Contract owners on behalf of the funds, including the Funds and the Nonproprietary Funds, that are available under the Contracts. The Affiliated Insurance Companies may receive payment for these services.

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Management Fees

Each Fund paid the Manager a fee for advisory services (including subadvisory fees) during 2014 at the annual rate shown on the following table, before and after fee waivers:

	Percentage of Average Net Assets for the Period Ended 12/31/14 Before Fee Waivers	Percentage of Average Net Assets for the Period Ended 12/31/14 After Fee Waivers/Recoupments
AZL BlackRock Capital Appreciation Fund	0.80%	0.70%
AZL BlackRock Global Allocation Fund	0.75%	0.75%
AZL Boston Company Research Growth Fund	0.76%	0.70%
AZL Enhanced Bond Index Fund	0.35%	0.35%
AZL Federated Clover Small Value Fund	0.75%	0.75%
AZL Franklin Templeton Founding Strategy Plus Fund	0.70%	0.70%
AZL Gateway Fund	0.80%	0.80%
AZL International Index Fund+	0.35%	0.37%
AZL Invesco Equity and Income Fund	0.75%	0.66%
AZL Invesco Growth and Income Fund	0.75%	0.66%
AZL Invesco International Equity Fund	0.90%	0.85%
AZL JPMorgan International Opportunities Fund	0.95%	0.85%
AZL JPMorgan U.S. Equity Fund	0.80%	0.71%
AZL MetWest Total Return Bond Fund	0.60%	0.55%
AZL MFS Investors Trust Fund	0.75%	0.71%
AZL MFS Mid Cap Value Fund	0.75%	0.75%
AZL MFS Value Fund	0.74%	0.71%
AZL Mid Cap Index Fund+	0.25%	0.25%
AZL Money Market Fund	0.35%	NA
AZL Morgan Stanley Global Real Estate Fund	0.90%	0.90%
AZL Morgan Stanley Mid Cap Growth Fund	0.80%	0.80%
AZL NFJ International Value Fund	0.90%	0.90%
AZL Oppenheimer Discovery Fund	0.85%	0.85%
AZL Pyramis® Total Bond Fund	0.50%	0.50%
AZL Russell 1000 Growth Index Fund	0.44%	0.44%
AZL Russell 1000 Value Index Fund	0.44%	0.44%
AZL S&P 500 Index Fund+	0.17%	0.17%
AZL Schroder Emerging Markets Equity Fund	1.23%	1.23%
AZL Small Cap Stock Index Fund	0.26%	0.26%
AZL T. Rowe Price Capital Appreciation Fund	0.75%	0.70%
AZL Wells Fargo Large Cap Growth Fund	0.80%	0.70%
+     The percentage shown for the Fund reflects recoupment of the fee waiver.

AZL Money Market Fund

The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund’s expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

(1) the repayments will not cause the Fund’s net investment income to fall below 0.00%;

(2) the repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place; and

(3) any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or the Distributor to receive such repayments could negatively affect the Fund’s future yields.

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Legal Proceedings

The Manager is not aware of any material pending legal proceedings, other than routine litigation incidental to the conduct of their respective businesses, to which the Funds, the Manager or the principal underwriter is a party. However, some of the subadvisers currently are the subject of investigations or proceedings which relate to their management of other mutual funds. Brief descriptions thereof are set forth below. Terms that are defined in the following legal proceedings apply only to the sections in which they appear. Such proceedings would be material only to the extent that they are likely to have a material adverse effect on the ability of the subadviser to perform its agreement with the Manager.

BlackRock Advisors, LLC and BlackRock Investment Management, LLC

On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

BlackRock Capital Management, Inc.

BlackRock Capital Management, Inc. is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services BlackRock Capital Management, Inc. provides to its clients.

BlackRock Financial Management, Inc.

BlackRock Financial Management, Inc. is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services BlackRock Financial Management, Inc. provides to its clients.

The Boston Company Asset Management LLC

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

Federated Global Investment Management Corp.

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

Gateway Investment Advisers, LLC

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings.

Invesco Advisers, Inc.

Other than ordinary routine litigation incidental to the business, Invesco Advisers, Inc. is not subject of any pending material legal proceedings that are currently expected to be material to its business or to have a material impact on the services it provides to its clients.

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services J.P. Morgan Investment Management provides to its clients.

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Massachusetts Financial Services Company

Massachusetts Financial Services Company (“MFS”) is not a party to any pending legal proceedings that are currently expected to have a material adverse effect on the AZL MFS Investors Trust Fund, the AZL MFS Mid Cap Value Fund, the AZL MFS Value Fund or on the ability of MFS to perform services to the AZL MFS Investors Trust Fund, AZL MFS Mid Cap Value Fund, or the AZL MFS Value Fund.

Metropolitan West Asset Management, LLC

To the best of its knowledge, the subadviser is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services it provides to its clients.

Morgan Stanley Investment Management Inc.

Morgan Stanley discloses pending litigation that it believes is or may be material in its filings on Form 10-K and Forms 10-Q made with the U.S. Securities and Exchange Commission (the “Commission”). For information regarding such litigation, please refer to the information under Part I, Item 3 in Morgan Stanley’s Form 10-K (File No. 1-11758) with respect to the fiscal year ended December 31, 2014, as filed with the Commission.

NFJ Investment Group LLC

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

OppenheimerFunds, Inc.

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (the “Sub-Adviser”), OppenheimerFunds Distributor, Inc. (the “Distributor”)and certain Oppenheimer funds advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the "Defendant Funds"). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds' investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses. The Defendant Funds' Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the "California Fund Suit").

The Sub-Adviser believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that the Defendant Funds may bear in defending the California Fund Suit might not be reimbursed by insurance, the Sub-Adviser believes the California Fund Suit should not impair the ability of the Sub-Adviser or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

Pyramis Global Advisors, LLC

The subadvisor is not the subject of any litigation that is currently expected to be material to their respective businesses or have a material impact on the services they provide to their clients.

Schroder Investment Management North America Inc.

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

T. Rowe Price Associates, Inc.

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

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Templeton Global Advisors Limited

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

Wells Capital Management Incorporated

Wells Capital Management, Inc. is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services Wells Capital Management, Inc. provides to its clients.

The Administrator

Citi Fund Services Ohio, Inc. (“CFSO”), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds’ administrator, and fund accountant. Administrative services of CFSO include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

The Distributor

Allianz Life Financial Services, LLC (“ALFS”), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds’ distributor. ALFS is affiliated with the Manager.

Other Distribution Services

The Affiliated Insurance Companies may make payments for distribution services to other companies, including their affiliates, to provide certain distribution related services for the Funds. The companies that receive such payments may in turn, pay any or all of these fees to their registered representatives who have provided distribution services. The payments made for distribution services under these agreements are paid by the Affiliated Insurance Companies and are not paid out of Fund assets.

The Custodian

The Bank of New York Mellon (“BNY Mellon”), whose address is One Wall Street, New York, New York 10286, serves as custodian of the Fund. BNY Mellon. BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services. Fees paid by the Fund for these services are included under “Other Expenses” in the Fees and Expenses table for each Fund. BNY Mellon is affiliated with The Boston Company Asset Management LLC.

The SAI provides additional information about the services provided to the Funds.

Licensing Arrangements

AZL S&P 500 Index Fund, AZL Mid Cap Index Fund, and AZL Small Cap Stock Index Fund (the “AZL Index Funds”)

The AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the “AZL Index Funds”) are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the AZL Index Funds or any member of the public regarding the advisability of investing in securities generally or in the AZL Index Funds particularly or the ability of the S&P 500 Index, the S&P Mid Cap 400 Index and the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Manager (the “Licensee”) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, the S&P Mid Cap 400 Index and the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to the Licensee or the AZL Index Funds. S&P has no obligation to take the needs of the Licensee or the owners of the AZL Index Funds into consideration in determining, composing or calculating the S&P 500 Index, the S&P Mid Cap 400 Index and the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the AZL Index Funds or the timing of the issuance or sale of the AZL Index Funds or in the determination or calculation of the equation by which the AZL Index Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the AZL Index Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MID CAP 400 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE AZL INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MID

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CAP 400 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MID CAP 400 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

AZL Russell 1000 Growth Index Fund and AZL Russell 1000 Value Index Fund (the “AZL Russell Index Funds”)

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The AZL Russell Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments (“Russell”).  Russell is not responsible for and has not reviewed the AZL Russell Index Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

AZL International Index Fund

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER AND THE FUND. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

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ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is included in the SAI.

The Commodity Exchange Act

Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association on behalf of the Funds, neither the Trust nor any Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are excluded from registration or regulation as such under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules; a Fund seeking to claim the exclusion after the effectiveness of the amended rules will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. Each Fund currently expects to qualify for the exclusion. If a Fund were no longer able to claim the exclusion, the Manager would be required to register as a “commodity pool operator,” and the Fund and the Manager would be subject to regulation under the CEA. The Funds are not vehicles for trading in the commodity futures, commodity options, or swaps markets.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of each fund share is based on its Net Asset Value (NAV). The NAV is the current value of a share in a mutual fund. The NAV is calculated by adding the total value of a Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:

NAV = (Total Assets – Liabilities) ÷ Number of Shares Outstanding

Per share NAV for each Fund, other than the Money Market Fund, is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, on days the NYSE is open. Shares will not be priced on the days on which the NYSE is closed for trading.

The securities (other than short-term debt securities) of the Funds, with the exception of the AZL Money Market Fund, are generally valued at current market prices. The AZL Money Market Fund values its securities at amortized cost (see below). Also, if market quotations are not available, or if an event occurs after the pricing of a security has been established that would likely cause the value to change, the value of the security may be priced at fair value as determined in good faith by or at the direction of the Funds’ Trustees.

Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of the NYSE. The close of trading for some options exchanges may occur later than closing of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds’ Trustees.

Foreign securities held by the Funds are valued on a daily basis using a fair valuation program approved by the Funds’ Trustees. The fair valuation program includes processes administered by an independent pricing agent (based upon changes in certain markets, indices, and/or securities, if applicable) that may result in a value different from the last closing price of such foreign security on its principal overseas market or exchange.

The effect of using fair value pricing is that the Fund’s NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. In addition, foreign securities acquired by a Fund may be valued in foreign markets on days when the Fund’s NAV is not calculated. In such cases, the NAV of a Fund may be significantly affected on days when investors cannot buy or sell shares.

Money Market Fund

The Money Market Fund’s NAV, the offering price, is expected to be constant at $1.00 per share although this value is not guaranteed. The NAV is determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. The Money Market Fund values its securities at its amortized cost. The amortized cost method values a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

Purchase and Redemption of Shares

Investors may not purchase or redeem shares of the Funds directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company’s variable products for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Allianz VIP Funds as investment options for your contract or policy and how to redeem monies from the Funds.

Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value. Payment for redemption will be made by the Funds within 7 days after the request is received.

The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. The Funds do not assess any fees when they sell or redeem their shares.

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The right of purchase of Fund shares may also be restricted, and purchase orders may be rejected, in accordance with the market timing policy of the Trust as described under the “Market Timing” section below, and the market timing policy of the separate accounts of participating insurance companies. Please refer to your contract prospectus for the market timing policy of the separate account for your contract.

Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subaccount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount.

The Funds currently do not foresee any disadvantages to investors if the Funds serve as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Funds serve as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company investing in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

Market Timing

The Board of Trustees has adopted a policy that the Funds will not knowingly permit market timing or other abusive short-term trading practices. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in the same fund by taking advantage of pricing inefficiencies that can prevent a fund’s share price from accurately reflecting the value of its portfolio securities. For example, investors may engage in short-term trading in funds that invest in securities which trade on overseas securities markets to take advantage of the difference between the close of the overseas markets and the close of the U.S. markets. This type of short-term trading is sometimes referred to as “time-zone arbitrage.” Funds that invest in other securities which are less liquid, or are traded less often, may be vulnerable to similar pricing inefficiencies.

Market timing and other abusive short-term trading practices may adversely impact a fund’s performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund’s transaction costs. To the extent that certain of the Funds have significant holdings in foreign securities (including emerging markets securities), small cap stocks, or high yield bonds, or any combination thereof, the risks of market timing may be greater for those Funds than for other Funds. The Funds are offered only through variable annuity contracts and life insurance policies, and shares of the Funds are held in subaccounts of affiliated insurance companies. Because Fund transactions are processed by those insurance companies, rather than by the Trust, the Board of Trustees has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.

As required by SEC rules, the Funds have entered into agreements with their financial intermediaries, including the affiliated insurance companies, whereby the Funds or their agents may require the financial intermediaries to provide individual account level information about you and your trading activities in the Funds. If the Funds detect market timing activities either at the omnibus or individual account level, the Funds may require the financial intermediaries to take actions to curtail the activity, which may include restricting your trading activity in the Funds.

Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts.

The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain

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market timing activity. Market timing activity that is not identified, prevented, or restricted may adversely impact the performance of a Fund.

Distribution (12b-1) Fees

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. Distribution fees (“12b-1 fees”) under the plan compensate the Distributor and affiliates of Allianz Life Insurance Company of North America for services and expenses relating to the distribution of the Funds’ shares in connection with the variable products through which Fund shares are sold. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Each of the Funds (except Class 1 shares of the Multi-Class Funds as identified below) pays an annual 12b-1 fee in the maximum amount of 0.25% of their average daily net assets.

The Trustees have authorized the Trust to issue two classes of shares, Class 1 and Class 2, for the following Funds: AZL JPMorgan U.S. Equity Fund, AZL S&P 500 Index Fund, AZL Schroder Emerging Markets Equity Fund, and AZL T. Rowe Price Capital Appreciation Fund (the “Multi-Class Funds”). Class 1 and Class 2 shares of the Multi-Class Funds are substantially identical, except that Class 1 shares are not subject to a 12b-1 distribution fee, while Class 2 shares are subject to a 12b-1 distribution fee in the amount of 0.25% of average daily net assets attributable to Class 2 shares. Class 1 shares of the AZL S&P 500 Index Fund and AZL Schroder Emerging Markets Equity Fund are available as an investment option only for certain Contracts. Currently, only Class 2 shares of the AZL T. Rowe Price Capital Appreciation Fund, and AZL JPMorgan U.S. Equity Fund are available; Class 1 shares are not available.

Dividends, Distributions, and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends are usually paid annually. Income dividends on the AZL Money Market Fund are usually paid monthly. Capital gains for all Funds are distributed at least annually.

All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.

Each Fund is treated as a separate corporate entity for tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance policy.

Persons investing in variable annuity contracts or variable life insurance policies should refer to the prospectuses with respect to such contracts or policies for further information regarding the tax treatment of the contracts or policies and the separate accounts in which the contracts or policies are invested.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Funds for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent returns that you would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.

This information has been derived from information audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. Copies of such Annual Report are available without charge upon written request from the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.

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AZL BlackRock Capital Appreciation Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$18.97	$14.29	$12.57	$13.83	$11.73

Investment Activities:
Net Investment Income/(Loss)	(0.07)	(0.03)	0.09	0.01	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	1.70	4.80	1.64	(1.27)	2.24

Total from Investment Activities	1.63	4.77	1.73	(1.26)	2.23

Dividends to Shareholders From:
Net Investment Income	—	(0.09)	(0.01)	—	(0.01)
Net Realized Gains	(1.97)	—	—	—	(0.12)
Return of Capital	—	—	—	—	— (a)

Total Dividends	(1.97)	(0.09)	(0.01)	—	(0.13)

Net Asset Value, End of Period	$18.63	$18.97	$14.29	$12.57	$13.83

Total Return(b)	9.11%	33.44%	13.73%	(9.11)%	19.20%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$592,146	$711,133	$557,823	$477,619	$562,801
Net Investment Income/(Loss)	(0.34)%	(0.22)%	0.62%	0.05%	(0.06)%
Expenses Before Reductions(c)	1.10%	1.11%	1.11%	1.13%	1.13%
Expenses Net of Reductions	1.00%	1.00%	1.01%	1.02%	1.00%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.00%	1.01%	1.01%	1.02%	1.00%
Portfolio Turnover Rate(e)	101%	161%	62%	81%	80%(f)
(a)	Represents less than $0.005.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.
(f)
Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 81%.

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AZL BlackRock Global Allocation Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)

Net Asset Value, Beginning of Period	$12.05	$10.58	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.12	0.07	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	0.12	1.42	0.58

Total from Investment Activities	0.24	1.49	0.71

Dividends to Shareholders From:
Net Investment Income	(0.08)	—(b)	(0.13)
Realized Gains	(0.24)	(0.02)	—

Total Dividends	(0.32)	(0.02)	(0.13)

Net Asset Value, End of Period	$11.97	$12.05	$10.58

Total Return(c)	1.95%	14.11%	7.13%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$777,743	$646,689	$309,063
Net Investment Income/(Loss)(e)	1.14%	0.72%	1.09%
Expenses Before Reductions(e)(f)	1.11%	1.14%	1.15%
Expenses Net of Reductions(e)	1.11%	1.14%	1.14%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g)	1.11%	1.14%	1.15%
Portfolio Turnover Rate	74%	50%	74%(d)
(a)	Period from commencement of operations.
(b)	Less than $0.005.
(c)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.
(d)	Not annualized.
(e)	Annualized for periods less than one year.
(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(g)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, which is used to pay certain Fund Expenses. See Note 2 in Notes to Consolidated Financial Statements.

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AZL Boston Company Research Growth Fund
(formerly, the AZL Dreyfus Research Growth Fund)
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$14.75	$10.89	$9.28	$9.62	$7.86

Investment Activities:
Net Investment Income/(Loss)	0.03	0.03	0.05	0.03	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	1.19	3.88	1.60	(0.34)	1.75

Total from Investment Activities	1.22	3.91	1.65	(0.31)	1.80

Dividends to Shareholders From:
Net Investment Income	(0.02)	(0.05)	(0.04)	(0.03)	(0.04)
Net Realized Gains	(0.80)	—	—	—	—

Total Dividends	(0.82)	(0.05)	(0.04)	(0.03)	(0.04)

Net Asset Value, End of Period	$15.15	$14.75	$10.89	$9.28	$9.62

Total Return(a)	8.45%	36.00%	17.75%	(3.20)%	22.92%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$341,479	$360,774	$281,659	$219,720	$193,126
Net Investment Income/(Loss)	0.17%	0.20%	0.53%	0.43%	0.49%
Expenses Before Reductions(b)	1.06%	1.07%	1.07%	1.10%	1.11%
Expenses Net of Reductions	1.00%	1.00%	1.00%	1.00%	0.99%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.00%	1.00%	1.02%	1.03%	1.04%
Portfolio Turnover Rate	46%	48%	53%	109%	112%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

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AZL Enhanced Bond Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$10.67	$11.17	$11.02	$10.51	$10.04

Investment Activities:
Net Investment Income/(Loss)	0.14	0.05	0.09	0.11	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	0.43	(0.31)	0.38	0.65	0.41

Total from Investment Activities	0.57	(0.26)	0.47	0.76	0.56

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.12)	(0.13)	(0.13)	(0.03)
Net Realized Gains	—	(0.12)	(0.19)	(0.12)	(0.06)

Total Dividends	(0.11)	(0.24)	(0.32)	(0.25)	(0.09)

Net Asset Value, End of Period	$11.13	$10.67	$11.17	$11.02	$10.51

Total Return(a)	5.35%	(2.32)%	4.22%	7.28%	5.62%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$949,426	$788,913	$503,548	$341,219	$205,572
Net Investment Income/(Loss)	1.49%	1.14%	1.35%	1.69%	2.01%
Expenses Before Reductions(b)	0.65%	0.66%	0.68%	0.69%	0.71%
Expenses Net of Reductions	0.65%	0.66%	0.68%	0.69%	0.70%
Portfolio Turnover Rate(c)	564%	663%	385%	407%	700%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

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AZL Federated Clover Small Value Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$23.66	$18.14	$15.96	$16.72	$13.27

Investment Activities:
Net Investment Income/(Loss)	0.15	0.20	0.15	0.11	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	1.60	5.58	2.13	(0.77)	3.48

Total from Investment Activities	1.75	5.78	2.28	(0.66)	3.57

Dividends to Shareholders From:
Net Investment Income	(0.21)	(0.16)	(0.10)	(0.10)	(0.12)
Net Realized Gains	(3.01)	(0.10)	—	—	—

Total Dividends	(3.22)	(0.26)	(0.10)	(0.10)	(0.12)

Net Asset Value, End of Period	$22.19	$23.66	$18.14	$15.96	$16.72

Total Return(a)	7.54%	32.00%	14.32%	(3.92)%	27.11%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$422,550	$481,889	$261,731	$199,020	$234,305
Net Investment Income/(Loss)	0.53%	1.27%	0.96%	0.60%	0.59%
Expenses Before Reductions(b)	1.03%	1.08%	1.07%	1.09%	1.08%
Expenses Net of Reductions	1.03%	1.01%	0.99%	1.09%	1.08%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.03%	1.08%	1.07%	1.09%	1.08%
Portfolio Turnover Rate	74%	97%(d)	156%(e)	15%	23%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)
Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 140%.

(e)
Effective February 24, 2012, the Subadviser changed from Franklin Advisory Services LLC to Federated Global Investment Management Corp. Costs of purchase and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2012 as compared to prior years.

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AZL Franklin Templeton Founding Strategy Plus Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.86	$12.01	$10.75	$10.99	$10.20

Investment Activities:
Net Investment Income/(Loss)	0.32	0.15	0.27	0.23	0.20
Net Realized and Unrealized Gains/(Losses) on Investments	(0.01)	2.01	1.31	(0.43)	0.82

Total from Investment Activities	0.31	2.16	1.58	(0.20)	1.02

Dividends to Shareholders From:
Net Investment Income	(0.22)	(0.22)	(0.27)	(0.02)	(0.18)
Net Realized Gains	(0.23)	(0.09)	(0.05)	(0.02)	(0.05)

Total Dividends	(0.45)	(0.31)	(0.32)	(0.04)	(0.23)

Net Asset Value, End of Period	$13.72	$13.86	$12.01	$10.75	$10.99

Total Return(a)	2.14%	18.12%	14.78%	(1.83)%	10.02%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$795,513	$711,214	$409,883	$302,592	$156,980
Net Investment Income/(Loss)	2.51%	2.10%	2.80%	2.90%	3.13%
Expenses Before Reductions(b)	1.04%	1.05%	1.09%	1.16%	1.25%
Expenses Net of Reductions	1.04%	1.05%	1.09%	1.16%	1.19%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.04%	1.05%	1.09%	1.16%	1.19%
Portfolio Turnover Rate	23%	24%	19%	17%	17%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

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AZL Gateway Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	April 30, 2010 to December 31, 2010(a)

Net Asset Value, Beginning of Period	$11.65	$10.83	$10.44	$10.13	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.13	0.13	0.06	0.09	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	0.23	0.78	0.37	0.22	0.13

Total from Investment Activities	0.36	0.91	0.43	0.31	0.20

Dividends to Shareholders From:
Net Investment Income	(0.14)	(0.09)	(0.04)	—	(0.07)

Total Dividends	(0.14)	(0.09)	(0.04)	—	(0.07)

Net Asset Value, End of Period	$11.87	$11.65	$10.83	$10.44	$10.13

Total Return(b)	3.09%	8.44%	4.15%	3.06%	1.98%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$217,753	$212,164	$169,796	$52,116	$16,217
Net Investment Income/(Loss)(d)	1.14%	1.35%	1.74%	1.37%	1.38%
Expenses Before Reductions(d)(e)	1.10%	1.11%	1.14%	1.25%	1.59%
Expenses Net of Reductions(d)	1.10%	1.10%	1.11%	1.24%	1.25%
Expense Net of Reductions, excluding Expense Paid Indirectly(d)(f)	1.10%	1.11%	1.14%	1.25%	1.25%
Portfolio Turnover Rate	18%	16%	5%	12%	28%(c)
(a)	Period from commencement of operations.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

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AZL International Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$16.57	$13.93	$12.03	$13.99	$13.31

Investment Activities:
Net Investment Income/(Loss)	0.42	0.29	0.26	0.28	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	(1.43)	2.65	1.89	(2.07)	0.77

Total from Investment Activities	(0.99)	2.94	2.15	(1.79)	0.92

Dividends to Shareholders From:
Net Investment Income	(0.30)	(0.30)	(0.25)	(0.17)	(0.07)
Net Realized Gains	—	—	—	—	(0.17)

Total Dividends	(0.30)	(0.30)	(0.25)	(0.17)	(0.24)

Net Asset Value, End of Period	$15.28	$16.57	$13.93	$12.03	$13.99

Total Return(a)	(6.18)%	21.36%	18.04%	(12.78)%	7.12%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$863,302	$808,196	$567,238	$380,763	$340,781
Net Investment Income/(Loss)	2.88%	2.23%	2.66%	2.70%	2.07%
Expenses Before Reductions(b)	0.75%	0.76%	0.80%	0.83%	0.83%
Expenses Net of Reductions	0.75%	0.76%	0.77%	0.74%	0.70%
Portfolio Turnover Rate(c)	3%	2%	3%	12%	3%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

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AZL Invesco Equity and Income Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$15.73	$12.73	$11.54	$11.95	$10.83

Investment Activities:
Net Investment Income/(Loss)	0.23	0.11	0.15	0.14	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	1.10	3.02	1.22	(0.41)	1.14

Total from Investment Activities	1.33	3.13	1.37	(0.27)	1.26

Dividends to Shareholders From:
Net Investment Income	(0.13)	(0.13)	(0.18)	(0.14)	(0.14)
Net Realized Gains	(0.43)	—	—	—	—

Total Dividends	(0.56)	(0.13)	(0.18)	(0.14)	(0.14)

Net Asset Value, End of Period	$16.50	$15.73	$12.73	$11.54	$11.95

Total Return(a)	8.50%	24.67%	11.91%	(2.18)%(b)	11.74%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,317,095	$1,072,014	$575,068	$442,396	$351,159
Net Investment Income/(Loss)	1.57%	1.20%	1.46%	1.57%	1.49%
Expenses Before Reductions(c)	1.05%	1.06%	1.07%	1.09%	1.10%
Expenses Net of Reductions	0.96%	0.97%	0.98%	1.01%	1.02%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.96%	0.97%	0.99%	1.01%	1.02%
Portfolio Turnover Rate(e)	119%	52%	29%	28%	37%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)
During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $1,491 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

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FINANCIAL HIGHLIGHTS

AZL Invesco Growth and Income Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$15.51	$11.71	$10.39	$10.70	$9.61

Investment Activities:
Net Investment Income/(Loss)	0.33	0.16	0.14	0.15	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.21	3.77	1.35	(0.36)	1.11

Total from Investment Activities	1.54	3.93	1.49	(0.21)	1.18

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.13)	(0.17)	(0.10)	(0.09)
Net Realized Gains	(0.53)	—	—	—	—

Total Dividends	(0.69)	(0.13)	(0.17)	(0.10)	(0.09)

Net Asset Value, End of Period	$16.36	$15.51	$11.71	$10.39	$10.70

Total Return(a)	10.00%	33.69%	14.33%	(1.94)%(b)	12.37%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$422,307	$439,464	$328,685	$251,302	$267,458
Net Investment Income/(Loss)	1.91%	1.17%	1.43%	1.32%	1.03%
Expenses Before Reductions(c)	1.05%	1.05%	1.07%	1.09%	1.10%
Expenses Net of Reductions	0.96%	0.96%	0.97%	0.98%	0.99%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.96%	0.96%	0.98%	0.99%	1.00%
Portfolio Turnover Rate	29%	31%	32%	22%	34%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)
During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $1,687 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

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FINANCIAL HIGHLIGHTS

AZL Invesco International Equity Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$18.62	$15.87	$13.97	$15.24	$13.61

Investment Activities:
Net Investment Income/(Loss)	0.27	0.22	0.16	0.28	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	(0.21)	2.74	2.00	(1.40)	1.58

Total from Investment Activities	0.06	2.96	2.16	(1.12)	1.70

Dividends to Shareholders From:
Net Investment Income	(0.29)	(0.21)	(0.26)	(0.15)	(0.07)

Total Dividends	(0.29)	(0.21)	(0.26)	(0.15)	(0.07)

Net Asset Value, End of Period	$18.39	$18.62	$15.87	$13.97	$15.24

Total Return(a)	0.25%	18.78%	15.56%	(7.32)%(b)	12.52%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$547,434	$592,345	$509,885	$459,529	$556,045
Net Investment Income/(Loss)	1.31%	1.26%	1.12%	1.72%	1.04%
Expenses Before Reductions(d)	1.24%	1.24%	1.25%	1.27%	1.28%
Expenses Net of Reductions	1.19%	1.19%	1.20%	1.19%	1.15%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)	1.19%	1.19%	1.20%	1.19%	1.15%
Portfolio Turnover Rate	23%	28%	27%	30%	39%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)
During the year ended December 31, 2011, Invesco Advisers, Inc. reimbursed $13,257 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was less than 0.005%.

(c)
During the year ended December 31, 2010, Invesco Advisers, Inc. reimbursed $45,566 to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the return was 0.01%.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

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FINANCIAL HIGHLIGHTS

AZL JPMorgan International Opportunities Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$18.71	$15.85	$13.42	$15.62	$14.90

Investment Activities:
Net Investment Income/(Loss)	0.48	0.27	0.26	0.21	0.27
Net Realized and Unrealized Gains/(Losses) on Investments	(1.85)	2.98	2.44	(2.31)	0.61

Total from Investment Activities	(1.37)	3.25	2.70	(2.10)	0.88

Dividends to Shareholders From:
Net Investment Income	(0.25)	(0.39)	(0.27)	(0.10)	(0.07)
Net Realized Gains	—	—	—	—	(0.09)

Total Dividends	(0.25)	(0.39)	(0.27)	(0.10)	(0.16)

Net Asset Value, End of Period	$17.09	$18.71	$15.85	$13.42	$15.62

Total Return(a)	(7.39)%	20.69%	20.26%	(13.41)%	5.95%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$580,733	$671,572	$578,791	$398,683	$331,815
Net Investment Income/(Loss)	2.52%	1.49%	2.08%	1.88%	1.68%
Expenses Before Reductions(b)	1.29%	1.29%	1.30%	1.32%	1.33%
Expenses Net of Reductions	1.19%	1.19%	1.20%	1.21%	1.18%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.19%	1.19%	1.20%	1.21%	1.18%
Portfolio Turnover Rate	50%	42%	37%	128%(d)	35%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)
Effective May 1, 2011, the Subadviser changed from Morgan Stanley Management, Inc. to J.P. Morgan Investment Management, Inc. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2011 as compared to prior years.

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FINANCIAL HIGHLIGHTS

AZL JPMorgan U.S. Equity Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$14.54	$10.72	$9.22	$9.50	$8.46

Investment Activities:
Net Investment Income/(Loss)	0.18	0.11	0.11	0.09	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.88	3.83	1.47	(0.30)	1.02

Total from Investment Activities	2.06	3.94	1.58	(0.21)	1.09

Dividends to Shareholders From:
Net Investment Income	(0.12)	(0.12)	(0.08)	(0.07)	(0.05)

Total Dividends	(0.12)	(0.12)	(0.08)	(0.07)	(0.05)

Net Asset Value, End of Period	$16.48	$14.54	$10.72	$9.22	$9.50

Total Return(a)	14.18%	36.90%(d)	17.13%	(2.20)%	12.97%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$511,321	$507,810	$393,725	$312,277	$325,037
Net Investment Income/(Loss)	1.02%	0.83%	1.16%	0.90%	0.79%
Expenses Before Reductions(b)	1.10%	1.11%	1.12%	1.13%	1.13%
Expenses Net of Reductions	1.01%	1.01%	1.03%	1.08%	1.08%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.01%	1.02%	1.04%	1.08%	1.08%
Portfolio Turnover Rate	77%	81%	71%	81%	86%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	During the year ended December 31, 2013, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%.

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FINANCIAL HIGHLIGHTS

AZL MetWest Total Return Bond Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

November 17, 2014 to December 31, 2014(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	0.06

Total from Investment Activities	0.07

Net Asset Value, End of Period	$10.07

Total Return(b)	0.70%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$415,586
Net Investment Income/(Loss)(d)	0.56%
Expenses Before Reductions(d)(e)	0.91%
Expenses Net of Reductions(d)	0.86%
Portfolio Turnover Rate	27%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.
(e)Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

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FINANCIAL HIGHLIGHTS

AZL MFS Investors Trust Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$21.30	$16.29	$13.79	$14.20	$12.81

Investment Activities:
Net Investment Income/(Loss)	0.19	0.16	0.15	0.12	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	2.07	5.00	2.46	(0.44)	1.31

Total from Investment Activities	2.26	5.16	2.61	(0.32)	1.41

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.15)	(0.11)	(0.09)	(0.02)
Net Realized Gains	(0.45)	—	—	—	—

Total Dividends	(0.61)	(0.15)	(0.11)	(0.09)	(0.02)

Net Asset Value, End of Period	$22.95	$21.30	$16.29	$13.79	$14.20

Total Return(a)	10.75%	31.77%	18.95%	(2.22)%	11.01%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$371,325	$406,853	$326,492	$272,336	$314,596
Net Investment Income/(Loss)	0.72%	0.77%	1.01%	0.79%	0.62%
Expenses Before Reductions(b)	1.05%	1.06%	1.07%	1.09%	1.10%
Expenses Net of Reductions	1.02%	1.02%	1.03%	1.05%	1.06%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.02%	1.02%	1.03%	1.05%	1.06%
Portfolio Turnover Rate	21%	21%	31%	22%	21%(d)
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)
Effective October 26, 2010, the Subadviser changed from Jennison Associates LLC to Massachusetts Financial Services Company (“MFS”). Implementation of MFS’ investment strategy has contributed to a lower portfolio turnover rate for the year ended December 31, 2010 as compared to prior years.

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FINANCIAL HIGHLIGHTS

AZL MFS Mid Cap Value Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$11.85	$8.84	$7.66	$8.02	$6.58

Investment Activities:
Net Investment Income/(Loss)	0.10	0.04	0.07	0.05	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.18	3.04	1.16	(0.34)	1.41

Total from Investment Activities	1.28	3.08	1.23	(0.29)	1.48

Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.07)	(0.05)	(0.07)	(0.04)
Net Realized Gains	(0.54)	—	—	—	—

Total Dividends	(0.58)	(0.07)	(0.05)	(0.07)	(0.04)

Net Asset Value, End of Period	$12.55	$11.85	$8.84	$7.66	$8.02

Total Return(a)	10.90%	34.91%	16.03%	(3.57)%	22.66%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$231,443	$231,133	$169,131	$132,790	$133,340
Net Investment Income/(Loss)	0.76%	0.38%	0.88%	0.62%	1.12%
Expenses Before Reductions(b)	1.05%	1.06%	1.07%	1.08%	1.10%
Expenses Net of Reductions	1.05%	1.05%	1.05%	1.06%	1.04%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.05%	1.06%	1.07%	1.08%	1.10%
Portfolio Turnover Rate	136%(d)	59%	50%	53%	71%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)
Effective January 24, 2014, the subadviser changed from Columbia Management Investment Advisers, LLC to Massachusetts Financial Services Company. Cost of purchases and proceeds from sales of portfolio securities associated with the change in the subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2014 as compared to prior years.

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FINANCIAL HIGHLIGHTS

AZL MFS Value Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$11.98	$8.98	$7.79	$8.24	$7.59

Investment Activities:
Net Investment Income/(Loss)	0.28	0.16	0.15	0.13	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	0.94	3.00	1.15	(0.50)	0.67

Total from Investment Activities	1.22	3.16	1.30	(0.37)	0.74

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.16)	(0.11)	(0.08)	(0.09)

Total Dividends	(0.17)	(0.16)	(0.11)	(0.08)	(0.09)

Net Asset Value, End of Period	$13.03	$11.98	$8.98	$7.79	$8.24

Total Return(a)	10.26%	35.42%	16.67%	(4.45)%	9.83%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$524,262	$549,700	$423,789	$436,251	$484,333
Net Investment Income/(Loss)	2.01%	1.46%	1.59%	1.40%	1.02%
Expenses Before Reductions(b)	1.04%	1.05%	1.06%	1.07%	1.08%
Expenses Net of Reductions	1.01%	1.01%	1.02%	1.04%	1.05%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.01%	1.02%	1.02%	1.04%	1.05%
Portfolio Turnover Rate	12%	17%	95%(d)	49%	34%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)
Effective September 15, 2012, the Subadviser changed from Eaton Vance Management to Massachusetts Financial Services Company. Costs of purchases and proceeds from sales of portfolio securities associates with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2012 as compared to prior years.

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FINANCIAL HIGHLIGHTS

AZL Mid Cap Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$22.43	$17.27	$15.10	$16.17	$13.09

Investment Activities:
Net Investment Income/(Loss)	0.19	0.14	0.14	0.07	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	1.85	5.47	2.45	(0.47)	3.16

Total from Investment Activities	2.04	5.61	2.59	(0.40)	3.21

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.14)	(0.07)	(0.06)	(0.04)
Net Realized Gains	(0.82)	(0.31)	(0.35)	(0.61)	(0.09)

Total Dividends	(0.98)	(0.45)	(0.42)	(0.67)	(0.13)

Net Asset Value, End of Period	$23.49	$22.43	$17.27	$15.10	$16.17

Total Return(a)	9.21%	32.71%	17.22%	(2.32)%	24.67%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$554,440	$492,994	$311,979	$209,586	$154,995
Net Investment Income/(Loss)	0.88%	0.86%	1.04%	0.66%	0.71%
Expenses Before Reductions(b)	0.57%	0.58%	0.60%	0.63%	0.61%
Expenses Net of Reductions	0.57%	0.58%	0.60%	0.61%	0.60%
Portfolio Turnover Rate(c)	13%	12%	9%	15%	34%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

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FINANCIAL HIGHLIGHTS

AZL Money Market Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Activities:
Net Investment Income/(Loss)	—	—	—	—	—(a)
Net Realized and Unrealized Gains/(Losses) on Investments	—(a)	—(a)	—(a)	—(a)	—(a)

Total from Investment Activities	—(a)	—(a)	—(a)	—(a)	—(a)

Dividends to Shareholders From:
Net Investment Income	—	—	—	—	—(a)
Net Realized Gains	—(a)	—(a)	—(a)	—(a)	—(a)

Total Dividends	—(a)	—(a)	—(a)	—(a)	—(a)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	0.01%	—	—	—	—
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$700,335	$806,642	$872,062	$865,626	$861,070
Net Investment Income/(Loss)	—	—	—	—	—
Expenses Before Reductions(c)	0.65%	0.65%	0.66%	0.66%	0.70%
Expenses Net of Reductions(d)	0.20%	0.22%	0.29%	0.28%	0.33%
(a)	Represents less than $0.005.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

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FINANCIAL HIGHLIGHTS

AZL Morgan Stanley Global Real Estate Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$9.86	$9.99	$7.82	$8.99	$7.57

Investment Activities:
Net Investment Income/(Loss)	0.18	0.16	0.16	0.13	0.23
Net Realized and Unrealized Gains/(Losses) on Investments	1.17	0.14	2.16	(1.02)	1.34

Total from Investment Activities	1.35	0.30	2.32	(0.89)	1.57

Dividends to Shareholders From:
Net Investment Income	(0.10)	(0.43)	(0.15)	(0.28)	(0.15)

Total Dividends	(0.10)	(0.43)	(0.15)	(0.28)	(0.15)

Net Asset Value, End of Period	$11.11	$9.86	$9.99	$7.82	$8.99

Total Return(a)	13.77%	3.02%	29.86%	(9.94)%	20.86%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$187,892	$181,795	$183,841	$168,465	$185,485
Net Investment Income/(Loss)	1.67%	1.43%	1.69%	1.44%	2.91%
Expenses Before Reductions(b)	1.29%	1.29%	1.34%	1.35%	1.35%
Expenses Net of Reductions	1.28%	1.29%	1.34%	1.35%	1.34%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.29%	1.28%	1.34%	1.35%	1.35%
Portfolio Turnover Rate	32%	29%	34%	23%	27%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

192

FINANCIAL HIGHLIGHTS

AZL Morgan Stanley Mid Cap Growth Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$18.48	$13.73	$13.32	$14.31	$10.80

Investment Activities:
Net Investment Income/(Loss)	(0.07)	(0.05)	0.08	(0.04)	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	0.26	5.34	1.02	(0.90)	3.50

Total from Investment Activities	0.19	5.29	1.10	(0.94)	3.51

Dividends to Shareholders From:
Net Investment Income	—	(0.08)	—	(0.05)	—
Net Realized Gains	(1.73)	(0.46)	(0.69)	—	—

Total Dividends	(1.73)	(0.54)	(0.69)	(0.05)	—

Net Asset Value, End of Period	$16.94	$18.48	$13.73	$13.32	$14.31

Total Return(a)	0.82%	38.94%	8.36%	(6.57)%	32.50%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$471,097	$533,754	$413,777	$375,663	$456,423
Net Investment Income/(Loss)	(0.41)%	(0.32)%	0.62%	(0.20)%	0.07%
Expenses Before Reductions(b)	1.10%	1.11%	1.13%	1.14%	1.15%
Expenses Net of Reductions	1.10%	1.10%	1.12%	1.12%	1.09%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.10%	1.11%	1.13%	1.13%	1.10%
Portfolio Turnover Rate	46%	49%	32%	32%	42%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

193

FINANCIAL HIGHLIGHTS

AZL NFJ International Value Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$12.88	$11.74	$12.14	$14.65	$13.70

Investment Activities:
Net Investment Income/(Loss)	0.28	0.25	0.19	0.53	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	(0.89)	1.11	2.14	(2.13)	1.15

Total from Investment Activities	(0.61)	1.36	2.33	(1.60)	1.30

Dividends to Shareholders From:
Net Investment Income	(0.25)	(0.22)	(0.35)	(0.36)	(0.09)
Net Realized Gains	(0.51)	—	(2.38)	(0.55)	(0.26)

Total Dividends	(0.76)	(0.22)	(2.73)	(0.91)	(0.35)

Net Asset Value, End of Period	$11.51	$12.88	$11.74	$12.14	$14.65

Total Return(a)	(5.26)%	11.66%	20.55%	(10.92)%	9.67%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$147,054	$151,096	$135,156	$92,191	$167,175
Net Investment Income/(Loss)	2.35%	2.10%	2.25%	2.45%	2.01%
Expenses Before Reductions(b)	1.24%	1.23%	1.25%	1.24%	1.21%
Expenses Net of Reductions	1.24%	1.22%	1.24%	1.17%	1.10%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.24%	1.23%	1.25%	1.19%	1.11%
Portfolio Turnover Rate	20%	24%	21%	43%	29%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

194

FINANCIAL HIGHLIGHTS

AZL Oppenheimer Discovery Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$15.78	$10.94	$9.38	$9.92	$7.70

Investment Activities:
Net Investment Income/(Loss)	(0.11)	(0.10)	(0.01)	(0.04)	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	(0.29)	5.07	1.57	(0.50)	2.21

Total from Investment Activities	(0.40)	4.97	1.56	(0.54)	2.22

Dividends to Shareholders From:
Net Realized Gains	(0.97)	(0.13)	—	—(a)	—

Total Dividends	(0.97)	(0.13)	—	—(a)	—

Net Asset Value, End of Period	$14.41	$15.78	$10.94	$9.38	$9.92

Total Return(b)	(2.30)%	45.52%	16.63%	(5.39)%	28.83%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$307,422	$350,555	$123,750	$79,768	$91,473
Net Investment Income/(Loss)	(0.73)%	(0.86)%	(0.07)%	(0.40)%	0.11%
Expenses Before Reductions(c)	1.16%	1.16%	1.18%	1.19%	1.22%
Expenses Net of Reductions	1.16%	1.16%	1.18%	1.19%	1.22%
Portfolio Turnover Rate(d)	99%	79%(e)	161%	145%(f)	97%
(a)	Represents less than $0.005.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.
(e)
Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 128%.

(f)	The portfolio turnover rate for the year ended December 31, 2011 was higher than the prior year primarily due to the amount and timing of sales and purchases of fund shares during the period.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

195

FINANCIAL HIGHLIGHTS

AZL Pyramis® Total Bond Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	September 5, 2012 to December 31, 2012(a)

Net Asset Value, Beginning of Period	$9.78	$10.06	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.18	0.12	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	0.34	(0.34)	0.04

Total from Investment Activities	0.52	(0.22)	0.06

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.04)	—
Net Realized Gains	—	(0.02)	—

Total Dividends	(0.16)	(0.06)	—

Net Asset Value, End of Period	$10.14	$9.78	$10.06

Total Return(b)	5.37%	(2.20)%	0.60%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$457,287	$370,623	$357,699
Net Investment Income/(Loss)(d)	2.11%	1.24%	0.78%
Expenses Before Reductions(d)(e)	0.81%	0.81%	0.80%
Expenses Net of Reductions(d)	0.81%	0.81%	0.80%
Portfolio Turnover Rate(f)	421%	488%	303%(c)
(a)	Period from commencement of operations.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

196

FINANCIAL HIGHLIGHTS

AZL Russell 1000 Growth Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	April 30, 2010 to December 31, 2010(a)

Net Asset Value, Beginning of Period	$16.55	$12.63	$11.10	$10.95	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.17	0.18	0.12	0.08	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	1.80	3.90	1.48	0.13	0.90

Total from Investment Activities	1.97	4.08	1.60	0.21	0.95

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.16)	(0.07)	(0.06)	—
Net Realized Gains	(1.24)	—	—	—	—

Total Dividends	(1.41)	(0.16)	(0.07)	(0.06)	—

Net Asset Value, End of Period	$17.11	$16.55	$12.63	$11.10	$10.95

Total Return(b)	12.21%	32.48%	14.40%	1.92%	9.50%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$130,259	$144,335	$145,865	$111,887	$105,577
Net Investment Income/(Loss)(d)	0.83%	0.89%	1.09%	0.72%	0.87%
Expenses Before Reductions(d)(e)	0.78%	0.78%	0.80%	0.84%	0.87%
Expenses Net of Reductions(d)	0.78%	0.78%	0.80%	0.84%	0.84%
Portfolio Turnover Rate	13%	13%	16%	24%	29%(c)
(a)	Period from commencement of operations.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

197

FINANCIAL HIGHLIGHTS

AZL Russell 1000 Value Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	April 30, 2010 to December 31, 2010 (a)

Net Asset Value, Beginning of Period	$14.70	$11.84	$10.36	$10.49	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.24	0.31	0.20	0.16	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	1.55	3.35	1.52	(0.19)	0.39

Total from Investment Activities	1.79	3.66	1.72	(0.03)	0.49

Dividends to Shareholders From:
Net Investment Income	(0.23)	(0.29)	(0.15)	(0.10)	—
Net Realized Gains	(1.44)	(0.51)	(0.09)	—	—

Total Dividends	(1.67)	(0.80)	(0.24)	(0.10)	—

Net Asset Value, End of Period	$14.82	$14.70	$11.84	$10.36	$10.49

Total Return(b)	12.59%	31.52%	16.63%	(0.25)%	4.90%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$219,158	$205,807	$224,382	$182,515	$169,075
Net Investment Income/(Loss)(d)	1.60%	1.54%	1.85%	1.59%	1.68%
Expenses Before Reductions(d)(e)	0.76%	0.77%	0.78%	0.79%	0.84%
Expenses Net of Reductions(d)	0.76%	0.77%	0.78%	0.79%	0.84%
Portfolio Turnover Rate	16%	11%	18%	20%	25%(c)
(a)	Period from commencement of operations.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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FINANCIAL HIGHLIGHTS

AZL S&P 500 Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Class 1
Net Asset Value, Beginning of Period	$12.96	$9.95	$8.71	$8.68	$7.71

Investment Activities:
Net Investment Income/(Loss)	0.24(a)	0.21(a)	0.19(a)	0.16(a)	0.14(a)
Net Realized and Unrealized Gains/(Losses) on Investments	1.49	2.96	1.17	—(b)	0.98

Total from Investment Activities	1.73	3.17	1.36	0.16	1.12

Dividends to Shareholders From:
Net Investment Income	(0.19)	(0.16)	(0.12)	(0.13)	(0.13)
Net Realized Gains	—	—	—	—	(0.02)

Total Dividends	(0.19)	(0.16)	(0.12)	(0.13)	(0.15)

Net Asset Value, End of Period	$14.50	$12.96	$9.95	$8.71	$8.68

Total Return(c)	13.41%	32.02%	15.66%	1.88%	14.75%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$21,304	$19,334	$14,828	$13,488	$15,506
Net Investment Income/(Loss)	1.76%	1.81%	2.00%	1.79%	1.79%
Expenses Before Reductions(d)	0.24%	0.24%	0.26%	0.27%	0.29%
Expenses Net of Reductions	0.24%	0.24%	0.26%	0.26%	0.24%
Portfolio Turnover Rate(e)	3%	4%	3%	2%	14%
Class 2
Net Asset Value, Beginning of Period	$12.88	$9.90	$8.67	$8.65	$7.68

Investment Activities:
Net Investment Income/(Loss)	0.20(a)	0.18(a)	0.17(a)	0.14(a)	0.12(a)
Net Realized and Unrealized Gains/(Losses) on Investments	1.48	2.94	1.17	(0.01)	0.98

Total from Investment Activities	1.68	3.12	1.34	0.13	1.10

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.14)	(0.11)	(0.11)	(0.11)
Net Realized Gains	—	—	—	—	(0.02)

Total Dividends	(0.16)	(0.14)	(0.11)	(0.11)	(0.13)

Net Asset Value, End of Period	$14.40	$12.88	$9.90	$8.67	$8.65

Total Return(c)	13.12%	31.66%	15.42%	1.55%	14.57%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,743,919	$1,547,689	$1,019,853	$732,892	$594,350
Net Investment Income/(Loss)	1.51%	1.56%	1.77%	1.56%	1.51%
Expenses Before Reductions(d)	0.49%	0.49%	0.51%	0.52%	0.54%
Expenses Net of Reductions	0.49%	0.49%	0.51%	0.51%	0.49%
Portfolio Turnover Rate(e)	3%	4%	3%	2%	14%
(a)	Average shares method used in calculation.
(b)	Represents less than $0.005.
(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between classes of shares issued.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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FINANCIAL HIGHLIGHTS

AZL Schroder Emerging Markets Equity Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Class 1
Net Asset Value, Beginning of Period	$7.81	$8.05	$7.08	$8.76	$7.84

Investment Activities:
Net Investment Income/(Loss)	0.10	0.09	0.08	0.12	0.10(a)
Net Realized and Unrealized Gains/(Losses) on Investments	(0.48)	(0.25)	1.39	(1.61)	0.88

Total from Investment Activities	(0.38)	(0.16)	1.47	(1.49)	0.98

Dividends to Shareholders From:
Net Investment Income	(0.07)	(0.08)	(0.08)	(0.08)	(0.06)
Net Realized Gains	(0.01)	—	(0.42)	(0.11)	—

Total Dividends	(0.08)	(0.08)	(0.50)	(0.19)	(0.06)

Net Asset Value, End of Period	$7.35	$7.81	$8.05	$7.08	$8.76

Total Return(b)	(4.96)%	(1.96)%	21.52%	(17.09)%	12.61%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$26,194	$31,711	$36,970	$34,046	$47,962
Net Investment Income/(Loss)	1.14%	1.04%	0.99%	1.28%	1.19%
Expenses Before Reductions(c)	1.46%	1.45%	1.43%	1.45%	1.45%
Expenses Net of Reductions	1.31%	1.30%	1.28%	1.25%	1.17%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.31%	1.30%	1.28%	1.25%	1.17%
Portfolio Turnover Rate	58%	49%	51%	66%	101%
Class 2
Net Asset Value, Beginning of Period	$7.80	$8.03	$7.07	$8.74	$7.82

Investment Activities:
Net Investment Income/(Loss)	0.08	0.07	0.05	0.09	0.08(a)
Net Realized and Unrealized Gains/(Losses) on Investments	(0.48)	(0.24)	1.39	(1.59)	0.89

Total from Investment Activities	(0.40)	(0.17)	1.44	(1.50)	0.97

Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.06)	(0.06)	(0.06)	(0.05)
Net Realized Gains	(0.01)	—	(0.42)	(0.11)	—

Total Dividends	(0.06)	(0.06)	(0.48)	(0.17)	(0.05)

Net Asset Value, End of Period	$7.34	$7.80	$8.03	$7.07	$8.74

Total Return(b)	(5.22)%	(2.10)%	21.04%	(17.27)%	12.40%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$225,276	$266,951	$298,895	$266,106	$376,825
Net Investment Income/(Loss)	0.90%	0.79%	0.74%	1.03%	0.91%
Expenses Before Reductions(c)	1.71%	1.70%	1.68%	1.70%	1.70%
Expenses Net of Reductions	1.56%	1.55%	1.53%	1.50%	1.42%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.56%	1.55%	1.53%	1.50%	1.42%
Portfolio Turnover Rate	58%	49%	51%	66%	101%
(a)	Average shares method used in calculation.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

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FINANCIAL HIGHLIGHTS

AZL Small Cap Stock Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$15.65	$11.39	$9.87	$9.90	$7.94

Investment Activities:
Net Investment Income/(Loss)	0.12	0.09	0.13	0.05	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	0.65	4.50	1.43	(0.03)	1.94

Total from Investment Activities	0.77	4.59	1.56	0.02	2.01

Dividends to Shareholders From:
Net Investment Income	(0.09)	(0.14)	(0.04)	(0.05)	(0.05)
Net Realized Gains	(0.90)	(0.19)	—	—	—

Total Dividends	(0.99)	(0.33)	(0.04)	(0.05)	(0.05)

Net Asset Value, End of Period	$15.43	$15.65	$11.39	$9.87	$9.90

Total Return(a)	5.23%	40.62%	15.82%	0.29%	25.49%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$381,585	$383,152	$267,053	$203,895	$199,967
Net Investment Income/(Loss)	0.81%	0.71%	1.33%	0.46%	0.62%
Expenses Before Reductions(b)	0.59%	0.59%	0.61%	0.63%	0.65%
Expenses Net of Reductions	0.59%	0.59%	0.61%	0.62%	0.58%
Portfolio Turnover Rate	14%	17%	10%	21%	24%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

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FINANCIAL HIGHLIGHTS

AZL T. Rowe Price Capital Appreciation Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$15.84	$12.29	$10.98	$11.57	$10.59

Investment Activities:
Net Investment Income/(Loss)	0.11	0.07	0.13	0.09	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	1.69	3.60	1.22	(0.58)	1.10

Total from Investment Activities	1.80	3.67	1.35	(0.49)	1.24

Dividends to Shareholders From:
Net Investment Income	(0.06)	(0.12)	(0.04)	(0.10)	(0.26)
Net Realized Gains	(1.68)	—	—	—	—

Total Dividends	(1.74)	(0.12)	(0.04)	(0.10)	(0.26)

Net Asset Value, End of Period	$15.90	$15.84	$12.29	$10.98	$11.57

Total Return(a)	11.77%	29.94%(c)	12.32%	(4.20)%	12.05%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$787,570	$519,248	$420,994	$364,642	$425,305
Net Investment Income/(Loss)	0.93%	0.44%	1.14%	0.71%	0.55%
Expenses Before Reductions(b)	1.05%	1.06%	1.07%	1.10%	1.08%
Expenses Net of Reductions	1.00%	1.01%	1.02%	1.06%	1.03%
Portfolio Turnover Rate	72%	122%(d)	24%	11%	14%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	During the year ended December 31, 2013, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%.
(d)
Effective November 15, 2013, the Subadviser changed from Davis Selected Advisors, LP to T. Rowe Price Associates, Inc. Costs of purchase and proceeds from sales of portfolio securities associated with the change in the Subadviser contributed to a higher portfolio turnover rate for the year ended December 31, 2013 as compared to prior years.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

202

FINANCIAL HIGHLIGHTS

AZL Wells Fargo Large Cap Growth Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

April 28, 2014 to December 31, 2014(a)

Net Asset Value, Beginning of Period	$10. 00

Investment Activities:
Net Investment Income/(Loss)	—(b)
Net Realized and Unrealized Gains/(Losses) on Investments	1.27

Total from Investment Activities	1.27

Net Asset Value, End of Period	11.27

Total Return(c)	12.70%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$101,740
Net Investment Income/(Loss)(e)	0.01%
Expenses Before Reductions(e) (f)	1.09%
Expenses Net of Reductions(e)	0.99%
Portfolio Turnover Rate	24%(d)

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.
(f)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust ♦ Prospectus ♦ April 27, 2015

203

This Prospectus is intended for use only when accompanied or preceded by a variable product prospectus.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports (Shareholder Reports):

Each Fund’s annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance, except the AZL Money Market Fund, during its last fiscal year.

Proxy Voting Records

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Shareholder Inquiries:

Shareholders in the Fund may make inquiries to the Fund by contacting the Fund at the address or the toll-free number set forth in the table below.

Your request for free documents may be made in the following ways:
Shareholder Reports and the SAI	Contact a broker or investment adviser that sells products that offer the Funds.	Contact the Funds at: 3435 Stelzer Road, Columbus, Ohio 43219 (toll-free) 1-800-624-0197	Access the Allianz Life website at: www.allianzlife.com/VariableInvestments (for the SAI) www.allianzlife.com/shareholderreports (for the shareholder reports)
Proxy Voting Records	Access the Allianz Life website at: www.allianzlife.com/VariableInvestments

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can review information about the Funds (including the SAI), and obtain copies, after paying a duplicating fee, from the SEC as follows:

In Person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

By Mail:

Securities and Exchange Commission
Public Reference Section
100 F Street NE
Washington, D.C. 20549

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov.

The SEC charges a fee to copy any documents.

Investment Company Act file no. 811-09491

 PART B - SAI

STATEMENT OF ADDITIONAL INFORMATION

AZL® BlackRock Capital Appreciation Fund
AZL® BlackRock Global Allocation Fund
AZL® Boston Company Research Growth Fund
(formerly AZL® Dreyfus Research Growth Fund)
AZL® Enhanced Bond Index Fund
AZL® Federated Clover Small Value Fund
AZL® Franklin Templeton Founding Strategy Plus Fund
AZL® Gateway Fund
AZL® International Index Fund
AZL® Invesco Equity and Income Fund
AZL® Invesco Growth and Income Fund
AZL® Invesco International Equity Fund
AZL® JPMorgan International Opportunities Fund
AZL® JPMorgan U.S. Equity Fund, Class 2
AZL® MetWest Total Return Bond Fund
AZL® MFS Investors Trust Fund
AZL® MFS Mid Cap Value Fund
AZL® MFS Value Fund
AZL® Mid Cap Index Fund
AZL® Money Market Fund
AZL® Morgan Stanley Global Real Estate Fund
AZL® Morgan Stanley Mid Cap Growth Fund
AZL® NFJ International Value Fund
AZL® Oppenheimer Discovery Fund
AZL® Pyramis® Total Bond Fund
(formerly AZL® Pyramis® Core Bond Fund)
AZL® Russell 1000 Growth Index Fund
AZL® Russell 1000 Value Index Fund
AZL® S&P 500 Index Fund, Class 1 and Class 2
AZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2
AZL® Small Cap Stock Index Fund
AZL® T. Rowe Price Capital Appreciation Fund, Class2
AZL® Wells Fargo Large Cap Growth Fund

EACH A “FUND” OF

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST (THE “TRUST”)

April 27, 2015

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated April 27, 2015, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus and Shareholder Reports may be obtained without charge, upon request, by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.

This Statement of Additional Information may contain information on Funds not available under your Contract. Please refer to your Contract prospectus for information regarding the investment options available to you.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

TABLE OF CONTENTS

History of the Trust	4
Investment Strategies and Policies	5
The Funds	5
Additional Information on Portfolio Instruments
and Investment Policies	8
Asset-Backed Securities	8
Asset-Based Securities	8
Bank Loans	9
Bank Obligations	10
Commercial Paper	10
Common Stocks	10
Contracts for Difference ("CFDs")	10
Convertible Securities	11
Corporate Debt Securities	11
Delayed Funding Loans and Revolving Credit Facilities	12
Derivative Instruments	13
Distressed Securities	14
Event-Linked Exposure	14
Exchange Traded Notes (“ETNs”)	15
Foreign Currency Options and Futures Transactions	15
Foreign Securities	16
Forward Foreign Currency Exchange Contracts	18
Futures	19
Futures and Options Investment Risks	19
Guaranteed Investment Contracts	19
Limited Partnership Interests	19
Illiquid Securities	19
Inflation-Indexed Bonds	20
Inflation-Indexed Securities	21
Initial Public Offerings	22
Investment Company Securities	22
Lending of Portfolio Securities	23
Loan Participations and Assignments	23
Mortgage - Related Securities	23
Options	25
Preferred Stocks	26
Private Investments in Public Equity	27
Real Estate Investment Trusts (REITs)	27
Repurchase Agreements	27
Reverse Repurchase Agreements
and Dollar Roll Agreements	27
Risks of Techniques Involving Leverage	28
Short Sales Against the Box	29
Small Company Stocks	29
Special Situation Companies	29
Structured Notes	30
Swap Agreements	30
Taxable and Tax Exempt Municipal Securities	31
U.S. Government Obligations	32
Variable and Floating Rate Demand
and Master Demand Notes	32
Warrants and Rights	32
When-Issued and Delayed Delivery Securities	32
Zero Coupon and Pay-In-Kind Securities	33
AZL BlackRock Global Allocation Fund – Investments in the Subsidiary	33
Investment Restrictions	35
Portfolio Turnover	37
Other Fund Policies	37
Disclosure of Portfolio Holdings	37
Additional Purchase and Redemption Information	39
Net Asset Value	39
Valuation of the Money Market Fund	40
Valuation of the Non-Money Market Funds	40
Redemption in Kind	41
Management of the Trust	42
Trustees and Officers	42
Trustee Holdings	48
Control Persons and Principal Holders of Securities	49
The Manager	50
The Subadvisers	56
BlackRock Advisors, LLC	60
BlackRock Capital Management, Inc.	61
BlackRock Financial Management, Inc.	61
BlackRock Investment Management, LLC	61
The BOSTON COMPANY	61
Federated Global Investment Management Corp.	61
Franklin Advisers, Inc.	62
Franklin Mutual Advisers, LLC	62
Gateway Investment Advisers, LLC	62
Invesco Advisers, Inc.	62
J.P. Morgan Investment Management Inc.	62
Massachusetts Financial Services Company	62
Morgan Stanley Investment Management Inc.	62
NFJ Investment Group LLC	63
OppenheimerFunds, Inc.	63
Pyramis Global Advisors, LLC	63
Schroder Investment Management North America Inc.	63
T. Rowe Price Associates, Inc.	63
Templeton Global Advisors Limited	63
Wells Capital Management Incorporated	63
Other Managed Accounts	63
Potential Material Conflicts of Interest	69
Portfolio Manager Compensation	70
Portfolio Manager Ownership of Securities in the Funds	87
Affiliated Persons	87
Portfolio Transactions	87
Affiliated Brokers	88
Administrator and Fund Accountant	91
Distributor	93
Custodian	96
Transfer Agent	96
Independent Registered Public Accounting Firm	97
Legal Counsel	97
Codes of Ethics	97

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Licensing Arrangements	97
Additional Information	100
Description of Shares	100
Vote of a Majority of the Outstanding Shares	101
Additional Tax Information	101
Performance Information	105
Yields of the Money Market Fund	105
Yields of the Non-Money Market Funds	106
Calculation of Total Return	106
Miscellaneous	106
Financial Statements	107
Proxy Voting Policies and Procedures	107
Appendix A	108
Commercial Paper Ratings	108
Corporate and Long-Term Debt Ratings	109
Appendix B – Proxy Voting Policies	113
Allianz Variable Insurance Products Trust	113
Allianz Investment Management LLC	116
BlackRock	123
The Boston Company – Mellon Financial Corporation	130
Federated Global Investment Management Corp.	131
Franklin Templeton	133
Gateway Investment Advisers, LLC	142
Invesco Advisers, inc.	144
J.P. Morgan Investment Management inc.	149
Massachusetts Financial Services Company	152
Metropolitan West Asset Management, LLC	157
NFJ Investment Group LLC	168
OppenheimerFunds, Inc.	171
Pyramis Global Advisors, LLC	196
Schroder Investment Management North America, Inc.	201
T. Rowe Price Associates, Inc.	204
Wells Capital Management Incorporated	209

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

HISTORY OF THE TRUST

The Trust is an open-end investment management company organized in July 1999 as a Delaware business trust comprised of 36 separate investment portfolios, which are classified as “diversified” within the meaning of the 1940 Act.  The Trust currently offers 35 variable net asset value funds and one money market fund.

The Trust is established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies (the “Participating Insurance Companies”). Shares of the Trust are not offered to the general public but solely to such separate accounts (the “Separate Accounts”).

Much of the information contained in this Statement of Additional Information (“SAI”) expands upon subjects discussed in the Prospectus of the Trust described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Trust’s Prospectus.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

INVESTMENT STRATEGIES AND POLICIES

THE FUNDS

AZL BlackRock Capital Appreciation Fund

AZL BlackRock Global Allocation Fund

AZL Boston Company Research Growth Fund

AZL Enhanced Bond Index Fund

AZL Federated Clover Small Value Fund

AZL Franklin Templeton Founding Strategy Plus Fund

AZL Gateway Fund

AZL International Index Fund

AZL Invesco Equity and Income Fund

AZL Invesco Growth and Income Fund

AZL Invesco International Equity Fund

AZL JPMorgan International Opportunities Fund

AZL JPMorgan U.S. Equity Fund

AZL MetWest Total Return Bond Fund

AZL MFS Investors Trust Fund

AZL MFS Mid Cap Value Fund

AZL MFS Value Fund

AZL Mid Cap Index Fund

AZL Money Market Fund

AZL Morgan Stanley Global Real Estate Fund

AZL Morgan Stanley Mid Cap Growth Fund

AZL NFJ International Value Fund

AZL Oppenheimer Discovery Fund

AZL Pyramis® Total Bond Fund

AZL Russell 1000 Growth Index Fund

AZL Russell 1000 Value Index Fund

AZL S&P 500 Index Fund

AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund

AZL T. Rowe Price Capital Appreciation Fund

AZL Wells Fargo Large Cap Growth Fund

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Temporary, Defensive Investments

As described in the Prospectus, each Fund, except the Money Market Fund, may hold uninvested cash reserves or invest without limit in money market instruments (i.e., short term debt instruments) for temporary defensive purposes when the Subadviser has determined that market or economic conditions so warrant.

These debt obligations may include U.S. Government securities; certificates of deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $100,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See “Additional Information on Portfolio Instruments and Investment Policies – Bank Obligations,” “– Commercial Paper,” “– Variable and Floating Rate Demand and Master Demand Notes,” “– U.S. Government Obligations,”  “– Corporate Debt Securities” and “– Repurchase Agreements”).

Specific Non-Fundamental Investment Restrictions

In addition to the information shown under “Additional Information on Portfolio Instruments and Investment Policies” and the information in the section “Investment Restrictions” in this SAI, the following sets forth specific non-fundamental investment restrictions for certain Funds.

AZL BlackRock Capital Appreciation Fund. The Fund may invest up to 20% of its net assets in securities that are not issued by mid- or large-sized companies, including debt securities and stocks issued by small-sized companies.

AZL Boston Company Research Growth Fund. The Fund may invest up to 30% of its total assets in foreign securities. The Fund will not invest more than 5% of its total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade, either at the time of purchase or as a result of a rating reduction after purchase, or in unrated securities believed to be equivalent in quality to securities rated below investment grade; this 5% limitation does not apply to preferred stocks.

AZL Invesco Equity and Income Fund. The Fund may invest up to 10% of its net assets in illiquid and certain restricted securities. The Fund may not borrow money except for a temporary purpose and then not in excess of 10% of its net assets. The Fund may not purchase securities on margin, sell securities short, purchase or sell commodities or commodities futures contracts, or make loans to any individual. The Fund may not purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Fund’s assets would be invested in such securities.

AZL Invesco International Equity Fund. The Fund may invest in equity and debt securities issued by REITs. The Fund’s investment in REITs will not exceed 15% of the total assets of the Fund. The Fund may pledge no more than 10% of its total assets as collateral for short sales against the box. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund’s total assets. The Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund’s total assets.

AZL JPMorgan International Opportunities Fund. The Fund may invest up to 5% of its assets in convertible securities that have been rated below investment grade (see “Additional Information on Portfolio Instruments and Investment Policies – Convertible Securities”).

AZL Money Market Fund. The Fund may invest in a broad range of short-term, high quality, U.S. Dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Fund may invest in: (a) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks); (b)high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch Investors Service, Inc. (“Fitch”), as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies; (c) unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Subadviser; (d) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables); (e) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts; (f) dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities; (g) funding agreements issued by highly-rated U.S. insurance companies; (h) securities issued or guaranteed by state or local governmental bodies; (i) repurchase agreements relating to the above

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

instruments; and (j) municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

All securities acquired by the Fund will be determined at the time of purchase by the Funds’ Subadviser, under guidelines established by the Fund’s Board of Trustees, to present minimal credit risks and will be “Eligible Securities” as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

AZL Morgan Stanley Global Real Estate Fund.  The Fund shall not concentrate its investment in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.  The Fund shall not write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in futures contracts and options on futures contracts transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in regulations of the Commodities Futures Trading Commission), and provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund’s total assets.  The Fund may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures contracts, foreign currency futures contracts or related options.

AZL Oppenheimer Discovery Fund. The Fund may invest up to 20% of its net assets for investment purposes in equity securities of companies whose market capitalizations exceed the market capitalization of companies included in the Russell 2000 Growth Index. The Fund may invest up to 15% of its total assets in equity securities of foreign issuers; the subadviser interprets this to include foreign securities listed on U.S. exchanges and ADRs.

AZL S&P 500 Index Fund. The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.

AZL Small Cap Stock Index Fund. The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.

AZL T. Rowe Price Capital Appreciation Fund. The Fund may not sell short more than 5% of its total assets. The Fund may not invest 25% or more of its investments in the securities of issuers primarily engaged in any particular industry group. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund‘s total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund‘s total assets.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
INVESTMENT POLICIES
The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques, and risks for each Fund. As noted in the Prospectus, the Funds may also employ other investment practices and may be subject to other risks, which are described below.  Because the following is a combined description of the investment strategies of all of the Funds, certain matters described in this section may not apply to your Fund or Funds.  Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below without limit.

ASSET-BACKED SECURITIES

Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

ASSET-BASED SECURITIES

Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” Generally, a Fund will purchase asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the subadviser has determined to be of similar creditworthiness. Fund may purchase asset-based securities that are below investment grade. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, a Fund generally would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Precious Metal-Related Securities. A Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

BANK LOANS

A Fund may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of setoff against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund’s manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Funds may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future.

A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Funds’ manager that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.

The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position. The Funds may invest in leveraged inverse floating rate debt instruments (“inverse floaters”).

BANK OBLIGATIONS

Funds may invest in bank obligations consisting of bankers’ acceptances, certificates of deposit and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Certain Funds may also invest in Eurodollar certificates of deposit (“Euro CDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit (“Yankee CDs”) which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits (“ETDs”) which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or foreign bank; and Canadian time deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

COMMERCIAL PAPER

Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certain Funds may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see Appendix A. The Funds may also invest in U.S. dollar denominated commercial paper, including U.S. dollar denominated commercial paper issued by a foreign corporation.

COMMON STOCKS

Certain Funds may invest in equity securities including common stocks. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

CONTRACTS FOR DIFFERENCE ("CFDS")

A Fund may invest in CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

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As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund's shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

CONVERTIBLE SECURITIES

Certain Funds may invest in convertible securities. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock, the cash value of common stock or some other equity security. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock – i.e., they have a prior claim against the issuer’s assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

Certain Funds may invest in synthetic convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund's investments in synthetic convertible securities will be consistent with the Fund's investment objectives and investment strategies, including any limitations imposed on the credit quality of the Fund's permissible investments, and upon the Fund’s investments in illiquid securities.

CORPORATE DEBT SECURITIES

Depending upon the prevailing market conditions, the Subadviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value the yield will be lower than the coupon rate. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

Certain Funds may invest in securities which are rated in the fourth highest rating group assigned by an NRSRO (e.g., securities rated BBB by S&P or Baa by Moody’s) or lower, or, if not rated, are of comparable quality as determined by the Subadviser. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. A split rated security, i.e., rated in the fourth highest category by one NRSRO and also rated below the fourth highest category by another NRSRO,may be considered to fall in the higher category.

As with other fixed-income securities, debt securties are subject to credit risk and market risk. Market risk relates to changes in a security’s value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Fixed income securities with ratings below Baa (Moody’s) or BBB (S&P) are considered below investment grade and are commonly referred to as high yield or “junk” bonds and are considered by Moody’s to have speculative characteristics.

Lower rated securities (“junk” bonds) generally offer higher interest payments because the company that issues the bond – the issuer – is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, the issuer has financial difficulties, or the issuer has a greater amount of debt.

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Some risks of investing in lower rated securities include:

•
Greater credit risk – Because of their more precarious financial position, issuers of high yield bonds may be more vulnerable to changes in the economy or to interest rate changes that might affect their ability to repay debt.

•
Reduced liquidity – There may be fewer investors willing to buy high yield bonds than there are for higher rated, investment grade securities. Therefore, it may be more difficult to sell these securities or to receive a fair market price for them.

Particular types of lower rated securities may present special concerns. The prices of payment-in-kind or zero-coupon securities react more strongly to changes in interest rates than the prices of other debt securities. Some lower rated securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that such Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by Moody’s and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of debt securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, Subadvisers typically conduct their own independent credit analysis of such securities.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pools of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Collateralized mortgage obligations (“CMOs”) are another type of CDO in which some Funds may invest. For more information on CMOs, see the discussion under “Mortgage-Related Securities” later in this section.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Certain Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance

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additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

Certain Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. For a further discussion of the risks involved in investing in Loan Participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

DERIVATIVE INSTRUMENTS

Certain Funds may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts and swaps, to hedge a Fund’s portfolio or for risk management or for any other permissible purposes consistent with that Fund’s investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

Generally, any Fund that invests in derivative instruments is required to segregate cash and/or liquid securities to the extent that its obligations under the instrument are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency.  As an investment company registered with the SEC, the Trust is subject to the federal securities laws, the 1940 Act, related regulations, and published positions of the SEC and the staff of the SEC.  Further, in accordance with these positions, with respect to certain kinds of derivatives, the Trust must “set aside” (sometimes referred to as “asset segregation”) liquid assets or engage in other SEC or SEC staff approved measures while the derivative contracts are still open.  For example, with respect to forward contracts and futures that are not legally required to “cash settle,” the Trust must cover the open position by setting aside liquid assets in an amount equal to the contract’s full notional value.  With respect to forward contracts and futures that are required to “cash settle,” however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust’s daily marked to market (net) obligation, if any, (in other words, the Trust’s daily net liability, if any) rather than the notional value.

Hybrid instruments: A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity

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shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Certain Funds will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

DISTRESSED SECURITIES

A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks. A Fund may make such investments when the subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Except to the extent otherwise permitted by a Fund’s prospectus or SAI, a Fund will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

EVENT-LINKED EXPOSURE

Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the

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geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

EXCHANGE TRADED NOTES (“ETNS”)

Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

FOREIGN CURRENCY OPTIONS AND FUTURES TRANSACTIONS

Certain Funds may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of an option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against the decline of the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had

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depreciated in value between the date of the purchase and the settlement date, the Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.

Certain Funds may invest in foreign currency futures transactions. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives it may achieve through forward foreign currency exchange contracts more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery, and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FOREIGN SECURITIES

Certain Funds may invest in securities of foreign issuers. Investing in foreign securities (including through the use of depository receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Many European countries have adopted a single European currency, commonly referred to as the “euro.” The long-term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund(s), are still uncertain.

Securities of companies with a foreign jurisdiction of legal organization may be deemed domestic securities if they are either headquartered in the U.S., their equity securities (or ADRs) trade primarily in the U.S., or their total revenues are derived primarily from the U.S.

Investment in Companies in Developing Countries/Emerging Markets

Certain Funds may invest from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization.

Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. For example, certain countries, including, China, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

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The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% (10% for certain Funds) of its net assets in illiquid securities. Conversely, the Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries. In addition, developing countries may have or enact restrictions on the right of foreign investors to repatriate their capital and to remit profits abroad.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Depositary Receipts

For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent an interest in the securities of a foreign issuer deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. Certain Funds may also invest in EDRs and GDRs which are receipts evidencing an arrangement with European and other banks similar to that for ADRs and are designed for use in European and other securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those categorized as unsponsored, require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Foreign Sovereign Debt

Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation, new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may invest in forward foreign currency exchange contracts. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund’s portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes a foreign currency will increase in value relative to the U.S. dollar, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships.

The Subadvisers believe that it is important to have the flexibility to enter into such forward contracts when they determine that to do so is in the best interests of a Fund. They may use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.  A Fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Funds may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or expects to have portfolio exposure. The Funds may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Fund’s entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Fund to earmark or hold liquid securities or cash equal to the Fund’s obligations in a segregated account throughout the duration of the contract.  To the extent that the currency is not being used for hedging purposes, the Fund will segregate or “earmark” cash or assets determined to be liquid in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the segregated securities declines, the Fund will add additional assets so that the amount is not less than the Fund’s commitments under the Contracts.

If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss to the extent that there has been a movement in forward currency contract prices. If the Fund engages in an offsetting transaction it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although

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foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

FUTURES

Certain Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. The technique may also be used for risk management or other permissible purposes. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contract, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price to sell or to purchase the underlying futures contract, upon exercising the option any time during the option period.

Futures transactions involve broker costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations to cover its performance under such contracts. A Fund may lose the expected benefit of futures contracts if interest rates, securities or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund’s futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting the Fund’s ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FUTURES AND OPTIONS INVESTMENT RISKS

A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund’s portfolio.

GUARANTEED INVESTMENT CONTRACTS

A Guaranteed Investment Contract (“GIC”) is a pure investment product in which a life insurance company agrees, for a single premium, to pay the principal amount of a predetermined annual crediting (interest) rate over the life of the investment, all of which is paid at the maturity date. GICs typically guarantee the interest rate paid but not the principal.

LIMITED PARTNERSHIP INTERESTS

A limited partnership interest entitles a Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership. Certain Funds may invest in limited liability company interests to the same extent they invest in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

ILLIQUID SECURITIES

Subject to the limitations in a Fund’s prospectus or this SAI, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in illiquid securities if, as a result, more than 15% (10% in the case of certain Funds, and 5% in the case of the Money Market Fund) of the market value of its net assets would be invested in illiquid securities. If for any reason this limitation is exceeded, the

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Fund will take appropriate steps to bring the aggregate amount of illiquid securities below 15% (or such lower limit as may be applicable) as soon as reasonably practicable; however, the Fund will not liquidate any illiquid securities if the Subadviser determines that doing so would not be in the best interests of the Fund.

Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) Securities”). Section 4(2) Securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Funds, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) Securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) Securities, thus providing liquidity. The Trust’s Board of Trustees has delegated to the Subadvisers the day-to-day authority to determine whether a particular issue of Section 4(2) Securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to “qualified institutional buyers” as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

The Subadvisers may deem Section 4(2) Securities liquid if they believe that, based on the trading markets for such security, such security can be disposed of within seven (7) days in the ordinary course of business at approximately the amount at which a Fund has valued the security. In making such determination, the Subadvisers generally consider any and all factors that they deem relevant, which may include: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

Treatment of Section 4(2) Securities as liquid could have the effect of decreasing the level of a Fund’s liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

INFLATION-INDEXED BONDS

Certain Funds may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

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In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INFLATION-INDEXED SECURITIES

Inflation-indexed securities are debt securities, the value of which is periodically adjusted to reflect a measure of inflation. Two structures are common for inflation-indexed securities. The U.S. Treasury and some other issuers use a structure that reflects inflation as it accrues by increasing the U.S. dollar amount of the principal originally invested. Other issuers pay out the inflation as it accrues as part of a semiannual coupon. Any amount accrued on an inflation-indexed security, regardless whether paid out as a coupon or added to the principal, is generally considered taxable income to the Fund. Where the accrued amount is added to the principal and no cash income is received until maturity, the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.

An investor could experience a loss of principal and income on investments in inflation-indexed securities. In a deflationary environment, the value of the principal invested in an inflation-indexed security will be adjusted downward, just as it would be adjusted upward in an inflationary environment. Because the interest on an inflation-indexed security is calculated with respect to the amount of principal which is smaller following a deflationary period, interest payments will also be reduced, just as they would be increased following an inflationary period.

In the case of U.S. Treasury inflation-indexed securities, the return of at least the original U.S. dollar amount of principal invested is guaranteed, so an investor receives the greater of its original principal or the inflation-adjusted principal. If the return of principal is not guaranteed, the investor may receive less than the amount it originally invested in an inflation-indexed security following a period of deflation. Any guarantee of principal provided by a party other than the U.S. government will increase the Fund's exposure to the credit risk of that party.

The value of inflation-indexed securities is generally expected to change in response to changes in "real" interest rates. The real interest rate is the rate of interest that would be paid in the absence of inflation. The actual rate of interest, referred to as the nominal interest rate, is equal to the real interest rate plus the rate of inflation. If inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

While inflation-indexed securities are designed to provide some protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. For example, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, the Fund's investment in inflation-indexed securities will forego the additional return that could have been earned on a floating rate debt security.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable consumer inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the actual rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. To the extent that the Fund invests in inflation-indexed securities as a hedge against inflation, an imperfect hedge will result if the cost of living (as represented in the CPI-U) has a different inflation rate than the Fund's interests in industries and sectors minimally affected by changes in the cost of living.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

INITIAL PUBLIC OFFERINGS

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer.  A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets.  IPO securities are subject to market risk and liquidity risk.  The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, and limited information about the issuer. A Fund may hold IPO securities for a period of time or may sell them soon after the purchase.  Investments in IPOs could have an increased impact, either positive or negative, on a Fund’s performance if the Fund’s assets are relatively small.  The impact of an IPO on a Fund’s performance may tend to diminish as the Fund grows.  In circumstances where investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

INVESTMENT COMPANY SECURITIES

The Funds may not invest in shares of other mutual funds in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. However, as permitted by the 1940 Act, a Fund may invest in securities issued by other investment companies, so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Fund’s total assets will be invested in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. The foregoing restrictions do not apply to investments by the Funds in investment companies that are money market funds, including the Money Market Fund or another money market fund that has an affiliate of the Manager as an investment adviser. As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.

Exchange Traded Funds

The Funds may invest in investment companies in the form of various exchange traded funds (“ETFs”), subject to the Fund’s investment objectives, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs include:

•
“SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

•
“Qubes” (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies quoted through Nasdaq. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•	“iShares” which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

•
“HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund’s investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

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LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Funds may, from time to time, lend up to 33 1/3% of their portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive cash collateral equal to 102% of the market value of domestic securities (105% for foreign securities). This collateral must be valued daily by the Fund and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy by the Manager.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies).  Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on its Subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

MORTGAGE - RELATED SECURITIES

Certain Funds may, consistent with their investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, certain Funds may invest in mortgage-related securities issued by non-governmental entities, including collateralized mortgage obligations structured as pools of mortgage pass-through certificates or mortgage loans, subject to the rating limitations described in the Prospectus.

Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and the FHLMC, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for pass-through securities purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination.  The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In addition to bonds with customary settlement periods, the Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.

There are a number of important differences among the agencies and the instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guaranty is backed by the full-faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates are also supported by the authority of the GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC mortgage participation certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, organized pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Collateralized Mortgage Obligations

Mortgage-related securities in which the Funds may invest may also include collateralized mortgage obligations (“CMOs”). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

CMOs are issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

Stripped Mortgage Securities

Certain Funds may invest in stripped mortgage securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

Certain Funds may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

OPTIONS

Certain Funds may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Certain Funds may also purchase put and call options.

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A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

In order to close out a call option it has written, the Fund will enter into a “closing purchase transaction” (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When the portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out an existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price.

A Fund may sell “covered” put and call options as a means of hedging the price risk of securities in the Fund’s portfolio, or for risk management or other permissible purposes. The sale of a call option against an amount of cash equal to the put’s potential liability constitutes a “covered put.”

Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Subadviser and verified in appropriate cases. OTC options which are illiquid or not readily marketable will be subject to a Fund’s limitation on investments in illiquid securities. OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a “repurchase formula” will not be subject to such 15% limit.

Certain Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

PREFERRED STOCKS

Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate, when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt

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obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

PRIVATE INVESTMENTS IN PUBLIC EQUITY

A Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time, and subject to a Fund’s limitation on investments in illiquid securities. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

REAL ESTATE INVESTMENT TRUSTS (REITs)

Certain Funds may invest in equity or debt REITs. Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interests in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code of 1986, as amended (the “Code”) and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

REPURCHASE AGREEMENTS

Securities held by certain Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which a Subadviser deems creditworthy, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures normally in effect for the custody of a Fund’s securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust’s Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Certain Funds may borrow money by entering into reverse repurchase agreements or dollar roll agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased under a dollar roll agreement. The Funds do not consider a TBA (to be announced) trade, which is a forward mortgage-backed securities trade, to be a dollar roll since a TBA is a commitment to make a future purchase and does not involve deliverable securities. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will segregate assets such as U.S. government securities or other liquid high-grade debt securities consistent with the Fund’s investment restrictions having a value equal to the Fund's obligation. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

obligated to repurchase the securities. Although reverse repurchase agreements and dollar roll agreements are excluded from the Funds’ fundamental restriction against borrowing, they may, to some extent, involve the risk of leverage.  See “Risks of Techniques Involving Leverage” below. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund’s liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

RISKS OF TECHNIQUES INVOLVING LEVERAGE

Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter into reverse repurchase agreements or dollar roll agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of “leverage” when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when the Subadvisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

The risks of leverage include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SHORT SALES

To the extent consistent with its investment objective and strategies, the AZL BlackRock Global Allocation Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund is required to deposit similar collateral with the Custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

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Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. The Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

SHORT SALES AGAINST THE BOX

Certain Funds may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the Fund will segregate or “earmark” cash or assets determined to be liquid equal to the amount of the commitment. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Subadviser to be creditworthy. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

SMALL COMPANY STOCKS

Funds that invest significantly in securities issued by small-cap companies are subject to capitalization risk. These securities may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and are less liquid than securities issued by large-cap companies. These securities may also fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

SPECIAL SITUATION COMPANIES

Certain Funds may invest in “special situation companies.” Special situation companies include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Subadviser of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

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STRUCTURED NOTES

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt  securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent a Fund invests in these securities, they will be analyzed in the overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

SWAP AGREEMENTS

Certain Funds may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or cash equivalents (such as U.S government securities, or high grade debt obligations), to limit any potential leveraging of the Fund’s portfolio.

Credit Default Swaps: Certain Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation or “earmarking” will not limit the Fund's exposure to loss.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Subadviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid, and thus subject to a Fund’s limitation on illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit the Fund’s ability to use swap agreements in a desired tax strategy. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

TAXABLE AND TAX EXEMPT MUNICIPAL SECURITIES

Certain Funds may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Subadviser will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

U.S. GOVERNMENT OBLIGATIONS

Certain Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer’s right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES

Certain Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity.

Variable amount master demand notes in which certain Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns) must satisfy the same criteria set forth above for commercial paper. The Subadviser will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar weighted average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WARRANTS AND RIGHTS

Certain Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

Rights are similar to warrants in they represent the right to buy common shares, however, in contrast, rights have a subscription price lower than the current market of the common stock and a life of two to four weeks.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

Certain Funds may purchase securities on a “when-issued” or “delayed delivery” basis. A Fund will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

When a Fund agrees to purchase securities on a “when-issued” or “delayed delivery” basis, the Fund will segregate or “earmark” cash or assets determined to be liquid equal to the amount of the commitment.

Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause such Fund to miss a price or yield considered to be advantageous. If a Fund sells a “when-issued” or “delayed delivery” security before a delivery, any gain would be taxable.

ZERO COUPON AND PAY-IN-KIND SECURITIES

Certain Funds may invest in zero coupon bonds and pay-in-kind securities. Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends.

AZL BLACKROCK GLOBAL ALLOCATION FUND – INVESTMENTS IN THE SUBSIDIARY

The Fund’s primary vehicle for gaining exposure to the commodities markets is expected to be through investments in the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Fund may invest up to 25% of its total assets in the shares of the Subsidiary. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and recent Internal Revenue Service (the “IRS”) revenue rulings, as discussed below.

The Subsidiary’s assets are managed by BlackRock Investment Management, LLC (“BlackRock”). The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.

The Subsidiary is a company organized under the laws of the Cayman Islands. Its registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands. The Subsidiary is overseen by its own board of directors, comprised of Brian Muench, who is President and Chair of the Trust and of the Manager, and Michael Scriver, who is a Vice President of the Manager. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.

The Subsidiary invests primarily in commodity-related instruments. Although the Fund may enter into these commodity-related instruments directly, the Fund will likely gain exposure to these commodity- related instruments indirectly by investing in the Subsidiary. To the extent that BlackRock believes that these commodity-related instruments provide suitable exposure to the commodities market, the Fund’s investment in the Subsidiary will likely increase.

BlackRock manages the assets of the Subsidiary, but receives no additional compensation for doing so. However, the Fund pays the Manager (and the Manager pays BlackRock) based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will enter into separate contracts for the provision of services, such as accounting, custody, and transfer agency, with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders. Copies of the Fund’s Reports are provided without charge upon request as indicated on the front cover of this Statement of Additional Information.

The Subsidiary is not registered under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, the Subsidiary’s board consists of individuals who are affiliated with the Trust or the Manager, and the assets of both the Fund and the Subsidiary are managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary and the Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

The Fund has consented to service of process and examination of the Subsidiary by the Securities and Exchange Commission.

Changes in the laws of the United States or the Cayman Islands could result in the inability of the Fund or the Subsidiary to operate as described in the Fund’s prospectus and this Statement of Additional Information and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The Fund, as a regulated investment company (“RIC”) under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded partnerships (referred to as qualifying income). Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. In a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly-owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes, commodity-linked notes and fixed income securities serving as collateral for the contracts would constitute qualifying income.

The Fund has not obtained a private letter ruling from the IRS regarding its investments in the Subsidiary. Further, the IRS recently has indicated that it is actively reviewing the position established in the prior private letter rulings. If there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, including the tax treatment of the Fund’s investment in the Subsidiary, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

The Subsidiary will not be subject to Federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Furthermore, the Fund will be subject to a distribution requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Manager, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this Statement of Additional Information. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures.

The AZL Blackrock Global Allocation Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

INVESTMENT RESTRICTIONS

Fundamental Restrictions

The investment objective of any Fund, except the AZL Money Market Fund, may be changed by the Board of Trustees without shareholder approval. The investment objective of the Money Market Fund may not be changed without a vote of the holders of a majority of the Fund’s outstanding shares. In addition, the following fundamental investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under “Additional Information – Vote of a Majority of the Outstanding Shares” in this Statement of Additional Information). All other investment restrictions described in the Prospectus or this Statement of Additional Information may be changed by the Board of Trustees.

No Fund may:

1.
Act as an underwriter of securities within the meaning of the 1933 Act except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

2.
Invest in commodities, including commodity contracts, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities.  This restriction shall not prohibit the funds, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws. The AZL BlackRock Global Allocation Fund may invest in commodities in accordance with applicable law and its prospectus and statement of additional information and without registering as a commodity pool operator under the Commodity Exchange Act.

3.	Purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate (including REITs).

4.
Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that the AZL Morgan Stanley Global Real Estate Fund may concentrate in equity securities of companies in the real estate industry, and with respect to all other Funds:

a)
there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

b)	wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

d)	personal credit and business credit businesses will be considered separate industries.

5.
Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and securities issued by other investment companies, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

NOTE: The AZL Morgan Stanley Global Real Estate Fund technically is not subject to these limitations since it was classified at inception as a non-diversified investment company.  However, because the Fund in fact has been operated in a manner consistent with these limitations, it is the position of the SEC staff that it must continue to operate consistent with these limitations until shareholders of the Fund vote to return the Fund to a non-diversified status.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

6.
Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and polices and may lend portfolio securities in an amount not exceeding one-third of its assets.

7.	Issue senior securities except to the extent permitted under the 1940 Act or any rule, order or interpretation thereunder.

8.	a)
Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that a Fund may borrow from banks for temporary or emergency purposes, and then only up to 30% of its total assets at the time of borrowing, and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund’s total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements at the time of borrowing.

b)	Mortgage, pledge, hypothecate, or remove any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund’s net assets.

As a non-fundamental policy, the following funds have more restrictive limits as follows:

AZL Invesco Equity and Income Fund	5%

AZL Money Market Fund	10% (with respect to 8a only)

AZL Morgan Stanley Global Real Estate Fund	10% (with respect to 8b only)

NOTE: As a non-fundamental policy which may be changed without the vote of shareholders, no Fund will purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities which are segregated, held in escrow, or in separate accounts in connection with a Fund’s investment practices described in the Funds’ Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

For purposes of the above investment restrictions, the Funds treat all supranational organizations as a single industry and each foreign government (all of its agencies) as a separate industry.  In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

Non-Fundamental Restrictions

In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders. No Fund may:

1.
Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with a Fund’s investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

2.
Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund’s investment objective and policies, (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) the Funds may engage in short sales against the box. The AZL BlackRock Global Allocation Fund may make short sales of securities or maintain a short position as and to the extent permitted by its Prospectus or this SAI and by applicable law.

3.
Purchase securities of companies for the purpose of exercising control (this limitation does not apply to the AZL Franklin Templeton Founding Strategy Plus Fund). For AZL BlackRock Global Allocation Fund, investments in wholly-owned investment entities (for example, the Subsidiary) will not be deemed to be the making of investments for the purpose of exercising control.

4.
Except as noted otherwise elsewhere in this SAI, invest more than 15% (5% with respect to the AZL Money Market Fund, and 10% with respect to the AZL JPMorgan U.S. Equity Fund and AZL Invesco Equity and Income Fund) of its net assets in illiquid securities.

5.	Invest in shares of other mutual funds in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Except for the Funds’ policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

PORTFOLIO TURNOVER

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose maturities at the time of acquisition are one year or less. The portfolio turnover rates for the Funds of the Trust may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions. Portfolio turnover rates are set forth in the Financial Highlights of the Prospectus.

If a particular Fund changes subadvisers in any given year, the fund may experience a significant variation in the turnover rate due to the replacement of existing holdings by the new subadviser. For the year ended December 31, 2014, as reflected in the Financial Highlights section of the prospectus: (i) AZL BlackRock Capital Appreciation Fund experienced significant variation in turnover rates due to repositioning of the Fund’s portfolio; (ii) AZL Enhanced Bond Index Fund experienced significant variation in turnover rates due to the nature of a bond fund which include bond maturities and repurchases; (iii) AZL Invesco Equity and Income Fund experienced significant variation in turnover rates due to repositioning of the Fund’s portfolio; (iv) AZL MFS Mid Cap Value Fund experienced significant variation in turnover rates due to repositioning of the Fund’s portfolio; and (v) AZL Pyramis® Total Bond Fund experienced significant variation in turnover rates due to the nature of a bond fund which include bond maturities and repurchases.

OTHER FUND POLICIES

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures regarding the disclosure of portfolio holdings in order to assist the Funds in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The chief compliance officer of the Trust oversees application of the policies and provides the Board with periodic reports regarding the Funds’ compliance with the policies.

In general, the Trust has instructed all third-party service providers and Allianz Investment Management LLC its investment adviser, that no information regarding portfolio holdings may be disclosed to any unaffiliated third party except as follows.

Complete portfolio holdings will be included in the Funds’ annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. The Funds file their complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters on Form N-Q. Copies of the Funds’ annual and semi-annual reports and Forms N-Q are available: 1) free on the EDGAR Database on the SEC’s website at www.sec.gov; 2) for review or copying, copies subject to a duplication fee, at the SEC’s Public Reference Room in Washington, D.C.; 3) by e-mailing your request to publicinfo@sec.gov; or 4) by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Approximately 21 to 45 days after the end of each quarter, the Funds’ distributor posts on the Funds’ website (www.allianzlife.com) and publishes a fact sheet on each of the Funds which lists the Fund’s top holdings (generally, the top 10 to 15 holdings) at quarter-end.  On or before the fifth business day of each month, a schedule of investments for the AZL Money Market Fund, as of the last business day of the prior month, will be posted on the Funds’ website in accordance with Rule 2a-7.  Information concerning the Funds’ portfolio holdings that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials, provided that the information is posted on the Funds’ website one day prior to the use of such printed materials.

The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar) on a quarterly basis, but no sooner than 30 days after the end of the relevant quarter.  The disclosure of portfolio holdings to databases and rating services is generally made for the purpose of obtaining ratings for the Funds and making available to the public the same portfolio holdings information as is typically provided for other rated mutual funds.  Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or provisions limiting the use of such information to the approved purposes.

In order to assure that any disclosure of portfolio holdings is in the best interests of shareholders, and to prevent any conflicts of interest between the Funds’ shareholders, investment adviser, principal underwriter, or any affiliated person

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

of the Funds, the Funds’ policies regarding the disclosure of portfolio holdings include the provision that the Funds’ investment adviser (Allianz Investment Management LLC), subadvisers, and affiliates have access to portfolio composition and performance on a real-time basis, but only for legitimate business purposes. Any recipient of such information is subject to a duty of confidentiality, including a duty not to trade on the non-public information Any recipient of such information is subject to a duty of confidentiality, including a duty not to trade on the non-public information portfolio holdings also may be provided to the Participating Insurance Companies, or to their parent companies, affiliates or service providers, on a quarterly, monthly or more frequent basis, for purposes of financial reporting, risk management, regulatory compliance, or for other legitimate business purposes.

The Funds’ administrator, fund accountant, transfer agent, custodian, proxy voting service, and certain consultants and providers of software used to analyze portfolio performance may be given access to portfolio information, on a current basis, in connection with services provided by them. All of these latter entities are subject to confidentiality and non-use agreements and may not disclose (or use information on) portfolio holdings without the express written approval of the Chief Compliance Officer of the Trust.  The Fund’s independent registered public accountant, KPMG LLP, also has access from time to time to the Fund’s portfolio holdings in connection with performing the audit and related functions. In addition, the President of the Trust, in consultation with the Chief Compliance Officer of the Trust, may authorize the release of information regarding portfolio holdings upon a determination that such release is in the best interests of the shareholders of the relevant Fund or Funds.

Set forth below is a list of those parties with whom the Funds have authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Recipient (holdings)	Frequency	Delay before dissemination
Abel Noser Corp.	Daily	1 Day
Bank of New York Mellon (Fund Custodian), The	Daily	No delay
Barclays Point	Daily	1 Day
Barra Argis System	Daily	1 Day
BBH	Daily	No delay
Bloomberg	Daily	1 Day
Broadridge Investor Communications Solutions, Inc. (proxy voting services)	As necessary	None
ByAllAccounts, Inc.	Daily	1 Day
Charles River	Daily	1 Day
Citi Fund Services Ohio, Inc. (Fund Accountant and Administrator)	Daily	None
Cogent Consulting	Daily	1 Day
Electra	Monthly	Ten days
EVARA/SS&C	Daily	No delay
Factset	Daily	1 Day
Glass Lewis & Co., LLC (proxy voting services)	Weekly	1 Day
Global Trading Analytics, LLC	Monthly	Sent second business day for the prior month’s activity
Institutional Shareholder Services (“ISS”) (proxy voting services)	Daily	1 Day
Hedgemark	Daily	1 Day
ITG, Inc.	Daily	1 Day
Lipper	Quarterly	31 Calendar days after quarter end
Markit ClearPar	Monthly	Ten days
Morningstar Inc.	Quarterly	31 Calendar days after quarter end
Omego	Daily	No delay
Performance Attribution System	Daily	1 Day
RiskMetrics	Daily	1 Day
S&P	Quarterly	31 Calendar days after quarter end
SmartStream Technologies LTD.	Daily	1 Day
State Street Bank and Trust Company (State Street)	Daily	No delay
Style Research	Monthly	25th calendar day
SunGard Data Systems Inc.	Daily	1 Day
Thomson/Vestek	Quarterly	31 Calendar days after quarter end
Trade Informatics	Daily	1 Day

No compensation or any other consideration is received by the Funds, the Manager, or any other party in connection with disclosure of portfolio holdings.

On a quarterly basis, the Board will receive a report of portfolio holdings disclosures and will monitor such disclosures to ascertain that no conflicts exist and that any disclosures of information about portfolio holdings are in the best interests of Fund shareholders.

There is no assurance that the Funds’ policies on holdings information will protect the fund from the potential misuse of holdings by individuals or firms in possession of that information.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The shares of the Trust’s Funds are sold on a continuous basis by the Trust’s distributor, Allianz Life Financial Services, LLC (the “Distributor “or “ALFS”), an affiliate of the Manager, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

NET ASSET VALUE

As indicated in the Prospectus, the net asset value of each class of each Fund is determined and the shares of each Fund are priced as of the valuation times defined in the Prospectus (see “Shareholder Information – Pricing of Fund Shares”) on each Business Day of the Trust. A “Business Day” is a day on which the New York Stock Exchange (the “NYSE”) is open for trading. Currently, the NYSE will not be open in observance of the following holidays: New Year’s Day, Martin

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

VALUATION OF THE MONEY MARKET FUND

The AZL Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the AZL Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the AZL Money Market Fund will maintain a dollar weighted average maturity appropriate to the Fund’s objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (thirteen months) or less from the date of purchase in the case of securities in the NRSROs' highest short-term rating categories, and that mature in 45 calendar days or less from the date of purchase in the case of securities in the NRSROs' second highest short-term rating categories.  The AZL Money Market Fund must maintain an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.

The AZL Money Market Fund must also hold at least 10% of its total assets in "daily liquid assets" and at least 30% of its total assets in "weekly liquid assets."  Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day.  Weekly liquid assets are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within five business days.  In addition, the AZL Money Market Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.  This general liquidity obligation may require the AZL Money Market Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements described above.

The AZL Money Market Fund’s board of trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the board of trustees promptly consider what action, if any, should be initiated. If the trustees believe that the extent of any deviation from the AZL Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar weighted average maturity, withholding or reducing dividends, reducing the number of the Fund’s outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF THE NON-MONEY MARKET FUNDS

Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available then such securities will be valued in good faith at their respective fair market values using methods by or under the supervision of the Board of Trustees. Portfolio securities of sufficient credit quality with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of the NYSE. The close of trading for some options exchanges may occur later than the closing of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds’ Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees.  Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day; however securities that are traded on NASDAQ are valued at the official closing price reported by NASDAQ. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith under the general supervision of the Board of Trustees.

REDEMPTION IN KIND

Although the Funds intend to pay share redemptions in cash, the Funds reserve the right to make payment in whole or in part in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than $250,000 or 1% of a Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subaccount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”).  The Trustees elect the officers of the Trust to supervise its day-to-day operations. Subject to the provisions of the Declaration of Trust, the Board of Trustees manages the business of the Trust and the Trustees have all powers necessary or convenient to carry out this responsibility including the power to engage in transactions of all kinds on behalf of the Trust. The Board of Trustees is responsible for oversight of the officers and may elect and remove, with or without cause, such officers as they consider appropriate.

The chairman of the Board of Trustees is Brian Muench who is an “interested person” of the Trust, as defined under the 1940 Act, by virtue of his employment with Allianz Life Insurance Company of North America (“Allianz”) and the Manager. Since October 2014, the Trust has a Lead Independent (non-“interested”) Trustee, who is Peggy Ettestad. The Lead Independent Trustee was established to enable the independent members of the Board of Trustees to have a single point of contact with Fund management and the Manager, to coordinate the independent trustees' control and influence over fund governance. The Lead Independent Trustee is a member of the Board, who plays an active role in setting agendas, facilitating discussions, and serving as an interface between the Board and Fund management. The Lead Independent Trustee's responsibilities include (i) serving as leader of the independent trustees (keeping members focused on the objectives at hand, helping to shape meeting agendas, leading discussions, serving as spokesperson for the independent trustees, overseeing the quality, quantity, and timeliness of information received from Fund management, and seeking to improve the governance process); (ii) communicating regularly with other members of the Board of Trustees and with the Chairman; and (iii) conducting evaluations of the members of the Board of Trustees. The independent trustees believe that they have adequate control and influence over the governance of the Board and the Trust.

The Board of Trustees presently is composed of nine members, seven of whom are independent. As described further below, each of the independent trustees is sophisticated and experienced in business matters. Each has prior senior management or board experience. Many of the independent trustees have significant prior experience in the financial services industry. All of the independent trustees have served on the Board of Trustees for at least eight years; two independent trustees have served for over fifteen years.

As reflected below, the chairs and membership of the Audit, Investment and Nominating and Corporate Governance Committees are composed entirely of independent trustees. Through these committees, the independent trustees have direct oversight of accounting, auditing and financial matters affecting the Trust, the evaluation and supervision of the Trust’s Manager and subadvisers and the selection and nomination of candidates to the Board of Trustees.

The independent trustees, through the Lead Independent Trustee, regularly communicate with Brian Muench, President and Chair of the Trust, regarding matters of interest or concern to them, and the independent trustees, through the Lead Independent Trustee, participate in developing agenda items for Board meetings. The Board of Trustees meets in person approximately five times each year and by telephone at other times. At each in-person meeting, the Board holds one or more executive sessions at which the independent trustees are free to discuss any matter of interest or concern to them and obtain information directly from officers, employees and other agents of the Trust.

The Board of Trustees is actively involved in the risk oversight of the Trust. The Board, as a whole and through its Audit and Investment committees, supervises the Trust’s accounting and audit functions, as well as other financial matters affecting the Trust, and evaluates and supervises the Trust’s Manager and subadvisers. The Board of Trustees regularly receives detailed reports from, and has opportunity to question representatives of, the Trust’s Chief Compliance Officer, the Trust’s independent audit firm, and the Trust’s administrator. The Chief Compliance Officer’s reports include a quarterly risk assessment outlining all identified compliance risks, all identified exceptions and their resolution. The Board of Trustees also periodically receives reports, in person or by telephone, from various subadvisers.

The Board of Trustees has established certain standing committees to assist in the oversight of the Trust.

•
The Audit Committee, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met two times during the last fiscal year.  Mr. Reeds serves as chair of the Audit Committee.  The functions of the Audit Committee include advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

•
The Investment Committee, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met four times during the last fiscal year. Mr. Gelfenbien and Mr. McClean serve as co-chair of the Investment Committee. The functions of the Investment Committee include evaluating and supervising the Manager and Subadvisers to the various investment portfolios of the Trust.

•
The Nominating and Corporate Governance Committee, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met one time during the last fiscal year.  Ms. Leonardi serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee advises the Board of Trustees with respect to the selection and nomination of candidates for election to the Board of Trustees.  The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders of the Trust.

•
The Investment Policy Committee consists of Darin Egbert, Brian Muench, Michael J. Tanski, Bradley K. Quello, Jeremy Smith, Brian Mong, and Timothy Meyer.  The Investment Policy Committee monitors the Trust’s investment policies and advisory issues, including commission recapture, securities lending, proxy voting and subadviser compliance, and provides recommendations to the Board.  This committee met 12 times during the last fiscal year.

•
The Valuation Policy Committee consists of Brian Muench, Darin Egbert, Bradley K. Quello, Jeremy Smith, Neil C. Gonzales, Morris Engel, Jeremy German, Stacy Jenniges, Charlie W. Schaub, Neil D. Tobiason, Erik Vang, Chris Kerslake, Gregory Walter, Brian Mong, and Timothy Meyer.  The Valuation Policy Committee monitors the assets of the Trust and, when necessary, determines the fair value of securities held by the Funds of the Trust.  This committee met 12 times during the last fiscal year.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

NON-INTERESTED TRUSTEES(1)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., Feburary 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012	49	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.

INTERESTED TRUSTEES(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Robert DeChellis, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

INTERESTED TRUSTEES(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the Fund Complex During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	49	None

The following briefly describes specific experiences, qualifications, attributes or skills each trustee brings to his or her service on the Board of Trustees of the Trust:

Mr. Burnim brings to the Board of Trustees over 40 years of experience in management and director positions in the financial services industry. Mr. Burnim’s management experience includes over 25 years in various senior management positions for Citibank/Citicorp’s Corporate and Investment banking sectors and approximately ten years as Managing Director or Executive Vice President at various privately owned investment firms. Mr. Burnim also has substantial prior board experience, including service on the boards of The Bank of Bermuda and various hedge funds and insurance companies, as well as various nonprofits. Mr. Burnim offers the Board of Trustees his considerable knowledge of the securities and insurance industries in which the Trust functions and in Board governance matters.

Ms. Ettestad brings to the Board of Trustees over 20 years of senior management experience, including over ten years of experience in senior management positions specifically at insurance providers and other financial service firms. Ms. Ettestad’s subject matter expertise includes creation and analysis of financial systems and design and implementation of Sarbanes Oxley compliance and control processes, both directly applicable to the Board’s supervision of the Trust’s finance and compliance functions.

Mr. Gelfenbien brings to the Board of Trustees nearly 20 years of experience as partner and managing partner at Anderson Consulting (now Accenture), where his clients included governments, insurance companies and banks. Mr. Gelfenbien also has substantial board experience, including service on the boards of the Virtus Funds, Phoenix Companies, Edge Series Mutual Funds, and Webster Bank, as well as on the University of Connecticut Board of Trustees. Mr. Gelfenbien therefore brings to the Board of Trustees his considerable knowledgeable of the mutual fund and insurance industries in which the Trust functions and his knowledge of Board governance matters.

Ms. Leonardi brings to the Board of Trustees more than 30 years of senior management experience, including approximately 20 years of experience as senior vice president, managing director or general partner of two private equity fund-of-funds managers and experience launching a new insurance subsidiary of Phoenix Home Life Mutual Insurance Co. Ms. Leonardi has substantial prior board experience, including service on the boards of the University of Connecticut Health Center (14 years), the University of Connecticut (10 years) and the Connecticut Children’s Medical Center (3 years). Ms. Leonardi therefore brings considerable knowledgeable of the securities and insurance industries in which the Trust functions and in Board governance matters.

Mr. Lewis brings to the Board of Trustees over 35 years of management experience at various companies, including nearly 10 years in senior management positions at Fortis Financial Group and IDS Financial Services, Inc. Mr. Lewis brings to the Board of Trustees considerable experience in a variety of business functions, including sales and marketing, strategic planning, new product development and financial management. Mr. Lewis also has significant prior board experience with for profit and nonprofit organizations, including nearly 20 years on the Orono, Minnesota Board of Education. Mr. Lewis therefore also brings considerable knowledgeable of Board governance matters.

Mr. McClean brings to the Board of Trustees approximately 30 years of experience in senior management positions at various companies, including, most recently, as Managing Director at a private firm providing risk management and strategic planning advice to clients, including major financial services firms. Mr. McClean also has significant prior board experience with a variety of companies, including Cyrus Reinsurance, PNMAC Mortgage Opportunity Fund LLC and Energy Capital, LLC. Mr. McClean therefore brings considerable knowledgeable of Board governance matters.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Mr. Reeds brings to the Board of Trustees over 30 years of experience in the investment department of CIGNA (and its predecessors), including nine years as Chief Investment Officer. Mr. Reeds also served as Chief Executive Officer of Conning Corporation (an investment bank) for the six months before its sale to Metropolitan Life. Mr. Reeds’ prior board service includes Conning Corporation, Connecticut Water Service and Lyme Academy College of Fine Arts. Mr. Reeds therefore brings to the Board, and to his role as the Board’s audit committee financial expert, considerable experience in the securities industry and Board governance matters and considerable knowledge in investments.

Mr. DeChellis is employed as President and of the Trust’s distributor, which is also the distributor of the Allianz Life variable insurance products through which the Trust is offered and sold. Mr. DeChellis has served in senior management positions for several years at various other insurance companies. Mr. DeChellis brings to the Board of Trustees not only his significant expertise in variable insurance product and mutual fund distribution, but also his day-to-day working knowledge of the strategic direction of Allianz Life and its variable insurance products.

Mr. Muench, as President is responsible for the day-to-day functions of the investment advisor, including management of the investment research process and the investment analytical group which monitors and makes recommendations regarding the retention of existing subadvisers and addition of new subadvisers within the investment option line-up. Mr. Muench brings to the Board of Trustees not only his expertise in investment management, but also his day-to-day working knowledge of the strategic direction of the Trust and the performance of the various funds of the Trust.

OFFICERS
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10
President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.

Michael Radmer, Age 70 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Partner, Dorsey and Whitney LLP since 1976.
Steven Rudden, Age 46 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14
Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)
The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.  The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2014.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Peter R. Burnim 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Peggy L. Ettestad 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Roger A. Gelfenbien 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Claire R. Leonardi 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Dickson W. Lewis 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Peter W. McClean 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Arthur C. Reeds III 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Robert DeChellis 5701 Golden Hills Drive Minneapolis, MN 55416
AZL Boston Company Research Growth Fund - $50,001 - $100,000
AZL JPMorgan International Opportunties Fund - $50,001 - $100,000
AZL MFS Value Fund - $50,001 - $100,000
AZL Morgan Stanley Mid Cap Growth Fund - $50,001 - $100,000
AZL Oppenheimer Discovery Fund - $10,001 - $50,000
Over $100,000
Brian Muench 5701 Golden Hills Drive Minneapolis, MN 55416	None	None

The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust as of December 31, 2014.

Name	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Peter R. Burnim	N/A	N/A	None	N/A	N/A
Peggy L. Ettestad	N/A	N/A	None	N/A	N/A
Roger A. Gelfenbien	N/A	N/A	None	N/A	N/A
Arthur C. Reeds III	N/A	N/A	None	N/A	N/A
Claire R. Leonardi	N/A	N/A	None	N/A	N/A
Dickson W. Lewis	N/A	N/A	None	N/A	N/A
Peter W. McClean	N/A	N/A	None	N/A	N/A

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

The following table sets forth total compensation paid to Trustees for the fiscal year ended December 31, 2014. No executive officer or person affiliated with the Trust, other than the Trustees, received compensation from any Fund for the fiscal year ended December 31, 2014, in excess of $60,000. Trustees who are affiliated with the Distributor or the Manager do not receive compensation from the Trust but all Trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

COMPENSATION TABLE 1/1/2014 THROUGH 12/31/2014

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trusts
NON-INTERESTED TRUSTEES
Peter R. Burnim	$100,397	$-	N/A	$163,000
Peggy L. Ettestad	$109,300	$-	N/A	$177,670
Roger A. Gelfenbien	$100,397	$-	N/A	$163,000
Arthur C. Reeds III	$100,397	$-	N/A	$163,000
Peter W. McClean	$100,397	$-	N/A	$163,000
Claire R. Leonardi	$100,397	$-	N/A	$163,000
Dickson W. Lewis	$100,397	$-	N/A	$163,000
INTERESTED TRUSTEE
Robert DeChellis	$-	$-	N/A	$-
Brian Muench	$-	$-	N/A	$-

TRUSTEE HOLDINGS

As of March 31, 2015, the Trustees and Officers of the Trust, individually and as a group, owned none of the shares of any Fund of the Trust.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2015, the following persons were known by the Trust to own beneficially, 5% or more shares of the Funds:

Fund/Shareholder	Percent of the Class Total Assets Held by Allianz Life Insurance Company of North America*	Percent of the Class Total Assets Held by Allianz Life Insurance Company of New York**
AZL BlackRock Capital Appreciation Fund	95.01%	–
AZL BlackRock Global Allocation Fund	100.00%	–
AZL Boston Company Research Growth Fund	96.57%	–
AZL Enhanced Bond Index Fund	85.64%	14.36%
AZL Federated Clover Small Value Fund	95.72%	–
AZL Franklin Templeton Founding Strategy Plus Fund	91.72%	8.28%
AZL Gateway Fund	88.97%	11.03%
AZL International Index Fund	92.42%	7.58%
AZL Invesco Equity And Income Fund	94.86%	5.14%
AZL Invesco Growth and Income Fund	96.21%	–
AZL Invesco International Equity Fund	94.65%	5.35%
AZL JPMorgan International Opportunities Fund	95.42%	–
AZL JPMorgan U.S. Equity Fund	95.42%	–
AZL MetWest Total Return Bond Fund	100.00%	–
AZL MFS Investors Trust Fund	95.49%	–
AZL MFS Mid Cap Value Fund	92.73%	7.27%
AZL MFS Value Fund	96.50%
AZL Mid Cap Index Fund	95.03%	–
AZL Money Market Fund	94.39%	5.61%
AZL Morgan Stanley Global Real Estate Fund	95.74%	–
AZL Morgan Stanley Mid Cap Growth Fund	94.15%	5.85%
AZL NFJ International Value Fund	97.70%	–
AZL Oppenheimer Discovery Fund	96.10%	–
AZL Pyramis® Total Bond Fund	86.24%	13.76%
AZL Russell 1000 Growth Index Fund	92.33%	7.67%
AZL Russell 1000 Value Index Fund	92.60%	7.40%
AZL S&P 500 Index Fund (Class 1)	94.51%	5.49%
AZL S&P 500 Index Fund (Class 2)	96.79%	–
AZL Schroder Emerging Markets Equity Fund (Class 1)	95.18%	–
AZL Schroder Emerging Markets Equity Fund (Class 2)	95.78%	–
AZL Small Cap Stock Index Fund	96.57%	–
AZL T. Rowe Price Capital Appreciation Fund	95.80%	–
AZL Wells Fargo Large Cap Growth Fund	100.00%	–

*	Allianz Life Insurance Company of North America (Allianz Life Variable Account B), 5701 Golden Hills Drive, Minneapolis, MN 55440

**	Allianz Life Insurance Company of New York (Allianz Life of NY Variable Account C), One Chase Manhattan Plaza, 37th Floor, New York, NY 10005-1423

The Manager may be presumed to control both the Trust and each of the Funds because it and its affiliates possess or share investment or voting power with respect to more than 25% of the total shares outstanding of the Trust and the Funds. All of the outstanding shares of the Funds are owned, directly or indirectly, by Allianz Life Variable Account A, Allianz Life Variable Account B, and Allianz Life of NY Variable Account C (the “Separate Accounts”) or otherwise by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York. As a result, the Manager may have the ability to elect the Trustees, approve the investment management agreement and the distribution agreement for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification, subject to any pass-through voting rights of owners of variable insurance Contracts with an investment in a Fund.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

THE MANAGER

Subject to the general supervision of the Trust’s Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by the Manager. The Manager manages each Fund pursuant to an Investment Management Agreement (the “Management Agreement”) with the Trust in respect of each such Fund, and subject to the investment policies described herein and in the Prospectus for the Funds.

The Manager is a registered investment adviser and a Minnesota limited liability company located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Insurance Company of North America (“Allianz Life”) is the sole owner of the Manager.

For the services provided and the expenses assumed pursuant to the Management Agreement each of the Trust’s Funds pays a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund according to the following schedule:

Name of Fund	Gross Management Fee
AZL BlackRock Capital Appreciation Fund	0.80%
AZL BlackRock Global Allocation Fund	0.75%
AZL Boston Company Research Growth Fund	(1)
AZL Enhanced Bond Index Fund	0.35%
AZL Federated Clover Small Value Fund	0.75%
AZL Franklin Templeton Founding Strategy Plus Fund	0.70%
AZL Gateway Fund	0.80%
AZL International Index Fund	0.35%
AZL Invesco Equity and Income Fund	0.75%
AZL Invesco Growth and Income Fund	(2)
AZL Invesco International Equity Fund	0.90%
AZL JPMorgan International Opportunities Fund	0.95%
AZL JPMorgan U.S. Equity Fund	0.80%
AZL MetWest Total Return Bond Fund	0.60%
AZL MFS Investors Trust Fund	0.75%
AZL MFS Mid Cap Value Fund	0.75%
AZL MFS Value Fund	(2)
AZL Mid Cap Index Fund	0.25%
AZL Money Market Fund	0.35%
AZL Morgan Stanley Global Real Estate Fund	0.90%
AZL Morgan Stanley Mid Cap Growth Fund	(2)
AZL NFJ International Value Fund	0.90%
AZL Oppenheimer Discovery Fund	0.85%
AZL Pyramis® Total Bond Fund	0.50%
AZL Russell 1000 Growth Index Fund	0.44%
AZL Russell 1000 Value Index Fund	0.44%
AZL S&P 500 Index Fund	0.17%
AZL Schroder Emerging Markets Equity Fund	1.23%
AZL Small Cap Stock Index Fund	0.26%
AZL T. Rowe Price Capital Appreciation Fund	0.75%
AZL Wells Fargo Large Cap Growth Fund	0.80%

(1)	Average Net Assets in Millions (M)
	Up to $10M	$10M to $20M	$20M and More 0.750%
AZL Boston Company Research Growth Fund	1.00%	0.875%

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

(2)	Average Net Assets in Millions (M)
	Up to $100M	$100M to $250M	$250M to $500M	$500M and More
AZL Invesco Growth and Income Fund	0.775%	0.750%	0.725%	0.675%
AZL MFS Value Fund	0.775%	0.750%	0.725%	0.675%
AZL Morgan Stanley Mid Cap Growth Fund	0.850%	0.800%	0.775%	0.750%

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

The Manager and the Funds listed below have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to the rates shown below.  These reductions may be terminated at any time.

Name of Fund	Management Fee
AZL BlackRock Capital Appreciation Fund	0.70% on all assets
AZL Boston Company Research Growth Fund	0.70% on all assets
AZL Invesco Equity and Income Fund	0.70% on the first $100 million of assets, 0.675% on the next $100 million, and 0.65% on assets above $200 million
AZL Invesco Growth and Income Fund	0.675% on the first $100 million of assets and 0.65% on assets above $100 million
AZL Invesco International Equity Fund	0.85% on all assets
AZL JPMorgan International Opportunities Fund	0.85% on all assets
AZL JPMorgan U.S. Equity Fund	0.75% on the first $100 million of assets and 0.70% on assets above $100 million
AZL MetWest Total Return Bond Fund	0.55% on all assets
AZL MFS Investors Trust Fund	0.70% on assets above $100 million
AZL MFS Value Fund	0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $500 million
AZL Schroder Emerging Markets Equity Fund	1.08% on all assets
AZL T. Rowe Price Capital Appreciation Fund	0.70% on all assets
AZL Wells Fargo Large Cap Growth Fund	0.70% on all assets

The Manager may periodically elect to voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

The Manager separately has entered into an expense limitation agreement with certain of the Funds (each an “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreements, the Manager has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Fund to the limits described below.  The operating expenses covered by the Expense Limitation Agreement includes fees deducted from Fund assets such as audit fees and payments to independent trustees but does not include the operating expenses of other investment companies in which the Funds may invest (“acquired fund fees and expenses”).  Please note that the waiver of such fees will cause the total return and yield of a fund to be higher than they would otherwise be in the absence of such a waiver.

The Manager may request and receive reimbursement (“recoupment”) from the Fund for expenses previously paid by the Manager under the Expense Limitation Agreement, which may include waived management fees, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse the Manager in this manner only applies to expenses paid by the Manager within the three fiscal years prior to the date of such reimbursement.  Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Manager is not permitted.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

The Manager has contractually agreed to pay fund expenses, which may include waiving management fees, through April 30, 2016, in order to limit annual fund operating expenses for certain of the Funds of the Trust as follows:

Name of Fund	Expense Limitation for Fund
	Class 1	Class 2
AZL BlackRock Capital Appreciation Fund	N/A	1.20%
AZL BlackRock Global Allocation Fund	N/A	1.19%
AZL Boston Company Research Growth Fund	N/A	1.20%
AZL Enhanced Bond Index Fund	N/A	0.70%
AZL Federated Clover Small Value Fund	N/A	1.35%
AZL Franklin Templeton Founding Strategy Fund	N/A	1.20%
AZL Gateway Fund	N/A	1.25%
AZL International Index Fund	N/A	0.77%
AZL Invesco Equity and Income Fund	N/A	1.20%
AZL Invesco Growth and Income Fund	N/A	1.20%
AZL Invesco International Equity Fund	N/A	1.45%
AZL JPMorgan International Opportunities Fund	N/A	1.39%
AZL JPMorgan U.S. Equity Fund	0.95%	1.20%
AZL MetWest Total Return Bond Fund	NA	0.91%
AZL MFS Investors Trust Fund	N/A	1.20%
AZL MFS Mid Cap Value Fund	N/A	1.30%
AZL MFS Value Fund	N/A	1.20%
AZL Mid Cap Index Fund	N/A	0.71%
AZL Money Market Fund	N/A	0.87%
AZL Morgan StanleyGlobal Real Estate Fund	N/A	1.35%
AZL Morgan StanleyMid Cap Growth Fund	N/A	1.30%
AZL NFJ International Value Fund	N/A	1.45%
AZL Oppenheimer Discovery Fund	N/A	1.35%
AZL Pyramis® Total Bond Fund	N/A	0.95%
AZL Russell 1000 Growth Fund	N/A	0.84%
AZL Russell 1000 Value Fund	N/A	0.84%
AZL Schroder Emerging Markets Equity Fund	1.40%	1.65%
AZL S&P 500 Index Fund	0.46%	0.71%
AZL Small Cap Stock Index Fund	N/A	0.71%
AZL T. Rowe Price Capital Appreciation Fund	0.95%	1.20%
AZL Wells Fargo Large Cap Growth Fund	N/A	1.20%

Pursuant to the Management Agreement, the Funds will pay all expenses not assumed by the Manager. Among other expenses, each Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated trustees, and costs of shareholder meetings.

Unless sooner terminated, the Management Agreement continues in effect as to a particular Fund for an initial period of two years and thereafter for successive one-year periods if such continuance is approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund and (ii) by vote of a majority of the Trustees who are not parties to the Management Agreement, or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for such purpose. The Management Agreement is terminable as to a particular Fund at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of that Fund, or by the Manager as applicable. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to its receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager as applicable in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

The Funds’ management fees for the last 3 fiscal years that were earned, recouped, and waived were as follows:

Period Ended	December 31, 2014			December 31, 2013			December 31, 2012
Fund	Management Fees Earned	Recoupment*	Management Fees Waived	Management Fees Earned	Recoupment*	Management Fees Waived	Management Fees Earned	Recoupment*	Management Fees Waived
AZL BlackRock Capital Appreciation Fund	$4,963,456	$-	$620,426	$	$-	$624,792	$4,297,669	$-	$537,201
AZL BlackRock Global Allocation Fund	5,448,538	-	-	3,557,181	-	-	2,470,854	-	-
AZL Boston Company Research Growth Fund	2,648,258	-	211,556	2,425,264	-	196,690	1,961,153	-	165,741
AZL Enhanced Bond Index Fund	3,063,876	-	-	2,233,059	-	-	1,539,432	-	-
AZL Federated Clover Small Value Fund	3,348,139	-	-	2,344,434	-	-	1,684,905	-	-
AZL Franklin Templeton Founding Strategy Plus Fund	5,475,790	-	-	3,858,682	-	-	2,512,910	-	-
AZL Gateway Fund	1,713,999	-	-	1,527,217	-	-	756,198	3,980	-
AZL International Index Fund	2,956,173	162,211	-	2,360,348	202,224	-	1,665,544	-	126,982
AZL Invesco Equity and Income Fund	9,004,823	-	1,125,638	5,984,373	-	722,914	3,930,812	-	449,104
AZL Invesco Growth and Income Fund	3,198,821	-	384,361	2,920,963	-	355,617	2,176,349	-	278,584
AZL Invesco International Equity Fund	5,190,941	-	288,394	4,909,974	-	272,784	4,467,970	-	248,217
AZL JPMorgan International Opportunities Fund	6,020,060	-	633,684	5,879,411	-	618,879	4,500,691	-	473,750
AZL JPMorgan U.S. Equity Fund	4,029,373	-	453,669	3,616,528	-	402,064	2,937,920	-	317,236
AZL MetWest Total Return Bond Fund	307,769	-	25,648
AZL MFS Investors Trust Fund	2,850,388	-	140,030	2,789,861	-	135,995	2,310,098	-	104,005
AZL MFS Mid Cap Value Fund	1,731,287	-	-	1,518,668	-	-	1,144,156	-	-
AZL MFS Value Fund	3,930,262	-	170,569	3,658,672	-	160,794	3,471,968	-	154,259
AZL Mid Cap Index Fund	1,303,874	-	-	1,008,552	15,938	-	665,421	7,288	-
AZL Money Market Fund**	2,608,403	-	2,608,403	3,067,357	-	3,067,357	3,011,217	-	3,011,217
AZL Morgan Stanley Global Real Estate Fund	1,696,092	-	-	1,661,930	-	-	1,708,136	62,970	-
AZL Morgan Stanley Mid Cap Growth Fund	3,970,942	-	-	3,766,620	-	-	3,272,013	-	-
AZL NFJ International Value Fund	1,388,712	-	-	1,279,949	-	-	1,009,838	-	-
AZL Oppenheimer Discovery Fund	2,701,666	-	-	2,235,902	-	-	865,016	-	-
AZL Pyramis® Total Bond Fund	1,981,661	-	-	1,779,153	-	-	543,674	-	-
AZL Russell 1000 Growth Index Fund	579,788	-	-	616,114	-	-	592,195	-	-
AZL Russell 1000 Value Index Fund	939,140	-	-	913,864	-	-	927,586	-	-
AZL Schroder Emerging Markets Equity Fund	3,472,534	-	423,482	3,822,571	-	466,169	3,980,091	-	485,381

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

AZL S&P 500 Index Fund	2,832,281	53,390	-	2,198,562	19,565	-	1,564,975	-	-
AZL Small Cap Stock Index Fund	973,417	7,655	-	843,978	-	-	626,913	-	-
AZL T. Rowe Price Capital Appreciation Fund	4,740,351	-	316,033	3,665,064	-	244,345	3,025,662	-	201,708
AZL Wells Fargo Large Cap Growth Fund	545,733	-	68,216
*     Recoupment of prior expenses reimbursed by the Manager is included in the amount shown under Management Fees Earned.
**         For the last three fiscal years, the amounts of Management Fee Waived do not reflect the following amounts reimbursed to the Fund: For the period ended December 31, 2014 - $715,364; for the period ended December 31, 2013 - $708,871; and for the period ended December 31, 2012 - $213,590.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Pursuant to separate agreements effective July 1, 2014 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust.  Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC.  The fees are paid to the Operations as “Administrative and compliance service fees” in the Funds’ annual and semiannual reports.

THE SUBADVISERS

The Manager has entered into agreements (the “Subadvisory Agreements”) with various Subadvisers with respect to each Fund managed by the Manager.

Subadvisers are selected through a rigorous portfolio manager selection process which includes researching each potential Subadviser’s asset class, track record, organizational structure, management team, compliance philosophy and operational structure, consistency of performance, and assets under management. The Manager chooses a small group of potential Subadvisers it considers to be most qualified based on its evaluation, including a quantitative and qualitative analysis. Out of the small group of potential Subadvisers, the Manager then selects the firm it determines to be the most qualified. The Manager’s selection is then subject to approval by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust.

Each Subadviser’s performance on behalf of a Fund is monitored by the Manager, taking into consideration investment objectives and policies and level of risk. The Manager brings comprehensive monitoring and control to the investment management process.

The Trust and the Manager were issued an exemptive order from the Securities and Exchange Commission in September 2002 which permits the Funds to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of Subadvisory Agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a Subadvisory Agreement, in each case without shareholder approval if those changes or continuation are approved by the Trust’s Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified.

Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. The Manager’s investment committee gathers and analyzes performance data. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of subadviser visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the Fund is being managed in line with the stated objectives. Semiannually, the investment committee reviews the back-up subadviser selection, regression analysis and universe comparisons. In addition to ongoing compliance monitoring, the Manager’s compliance team performs quarterly compliance reviews and a more extensive annual compliance examination, including an on-site compliance visit.  A number of “red flags” signal a more extensive and frequent manager review. These red flags consist of returns inconsistent with the investment objective, changes in leadership, ownership or portfolio managers, large changes in assets under management, changes to or deficiencies in compliance policies, practices or procedures, and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the Subadviser’s ability to meet investment objectives. The Manager monitors “back-up” subadvisers for each investment class so that, should a subadviser change be warranted, the transition can be effected on a timely basis.

Under the Subadvisory Agreements, each Subadviser agrees to assume the obligations of the Manager to provide day-to-day investment decisions and other advisory services for a specific Fund or a portion of the assets of a specific Fund, as allocated by the Manager, if there is more than one Subadviser. For the AZL Morgan Stanley Global Real Estate Fund only, Morgan Stanley Investment Management has delegated some of its duties under the Subadvisory Agreement to certain of its affiliates. For the AZL Schroder Emerging Markets Equity Fund only, Schroder Investment Management North America has delegated some of its duties under the Subadvisory Agreement to certain of its affiliates.

For AZL Federated Clover Small Value Fund only, Federated Global Investment Management Corp. has delegated some of its duties to certain of its affliliates.

The following table shows each Fund, its Subadviser and the rate paid based on average daily net assets of each Fund for such subadvisory services during the last fiscal period ended December 31, 2014.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Fund	Subadviser	Subadvisory Fee*
AZL BlackRock Capital Appreciation Fund	BlackRock Capital Management, Inc.	.38%
AZL BlackRock Global Allocation Fund	BlackRock Investment Management, LLC	.42%
AZL Boston Company Research Growth Fund	The Boston Company	.36%(1)
AZL Enhanced Bond Index Fund	BlackRock Financial Management, Inc.	.10%
AZL Federated Clover Small Value Fund	Federated Global Investment Management Corp.	.53%
AZL Franklin Templeton Founding Strategy Plus Fund	Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, and Templeton Global Advisors Limited	.42%
AZL Gateway Fund	Gateway Investment Advisers, LLC	.45%
AZL International Index Fund	BlackRock Investment Management, LLC	.07%
AZL Invesco Equity and Income Fund	Invesco Advisers, Inc.	.39%
AZL Invesco Growth and Income Fund	Invesco Advisers, Inc.	.41%
AZL Invesco International Equity Fund	Invesco Advisers, Inc.	.45%
AZL JPMorgan International Opportunities Fund	J.P. Morgan Investment Management Inc.	.40%
AZL JPMorgan U.S. Equity Fund	J.P. Morgan Investment Management Inc.	.41%
AZL MetWest Total Return Bond Fund	Metropolitan West Asset Management, LLC
AZL MFS Investors Trust Fund	Massachusetts Financial Services Company	.37%
AZL MFS Mid Cap Value Fund	Massachusetts Financial Services Company	.45%
AZL MFS Value Fund	Massachusetts Financial Services Company	.29%
AZL Mid Cap Index Fund	BlackRock Investment Management, LLC	.02%
AZL Money Market Fund	BlackRock Advisors, LLC	.08%
AZL Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management, Inc.	.60%
AZL Morgan Stanley Mid Cap Growth Fund	Morgan Stanley Investment Management, Inc.	.45%
AZL NFJ International Value Fund	NFJ Investment Goup LLC (affiliated with the Manager)	.55%
AZL Oppenheimer Discovery Fund	OppenheimerFunds, Inc.	.49%
AZL Pyramis® Total Bond Fund	Pyramis Global Advisors, LLC	.18%
AZL Russell 1000 Growth Index Fund	BlackRock Investment Management, LLC	.04%
AZL Russell 1000 Value Index Fund	BlackRock Investment Management, LLC	.04%
AZL Schroder Emerging Markets Equity Fund	Schroder Investment Management North America Inc.	.65%
AZL S&P 500 Index Fund	BlackRock Investment Management, LLC	.02%
AZL Small Cap Stock Index Fund	BlackRock Investment Management, LLC	.02%
AZL T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.	.41%
AZL Wells Fargo Large Cap Growth Fund	Wells Capital Management Incorporated

*	The Subadvisory Fee represents the annual fee based on the net asset value of the Fund and is accrued daily and payable monthly.

(1)	As of April 27, 2015, The Boston Company replaced The Dreyfus Corporation as the subadvisor for this fund.

The Subadvisory Fee rates for the Funds are listed below. For those Funds with multiple rates, when average daily net assets exceed the first breakpoint, multiple rates will apply, resulting in a blended rate. For example, if a rate of 0.50% applies to the first $500 million, and a rate of 0.45% applies thereafter, and a fund had $600 million in average daily net assets, then 0.50% would apply to the first $500 million and 0.45% would apply to the remaining $100 million in assets.

Fund	Rate
	Average Daily Net Assets (for Breakpoints)
	First $150 million	Next $200 million	Next $1.75 billion	Thereafter
AZL BlackRock Capital Appreciation Fund	0.370%	0.340%	0.290%	0.200%

	First $500 million	Next $1 billion	Over $1.5 billion
AZL BlackRock Global Allocation Fund	0.420%	0.400%	0.375%

	First $50 million	Next $50 million	Thereafter
AZL Boston Company Research Growth Fund	0.500%	0.400%	0.300%

	First $100 million	Next $200 million	Next $200 million	Thereafter
AZL Enhanced Bond Index Fund	0.140%	0.090%	0.070%	0.050%

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

First $100 million	Next $100 million	Thereafter
AZL Federated Clover Small Value Fund	0.550%	0.500%	0.450%

First $50 million	Next $150 million	Next $300 million	Thereafter
AZL Franklin Templeton Founding Strategy Plus Fund (Income Strategy)**	0.625%	0.465%	0.375%	0.350%

AZL Franklin Templeton Founding Strategy Plus Fund (Global Bond Strategy/Templeton Growth Strategy)**	First $100 Million	Next $150 Million	Next $250 Million	Next $250 Million	Thereafter
0.410%	0.390%	0.380%	0.370%	0.360%

AZL Franklin Templeton Founding Strategy Plus Fund (Mutual Shares Strategy)	All Assets 0.510%

First $500 million	Next $500 million	Thereafter
AZL Gateway Fund	0.450%	0.425%	0.400%

First $300 million	Thereafter
AZL International Index Fund	0.080%	0.040%

First $100 million	Next $150 million	Next $250 million	Thereafter
AZL Invesco Equity and Income Fund	0.425%	0.400%	0.375%	0.325%

First $100 million	Next $150 million	Next $250 million	Thereafter
AZL Invesco Growth and Income Fund+	0.425%	0.400%	0.375%	0.325%

First $500 million	Next $500 million	Thereafter
AZL Invesco International Equity Fund	0.450%	0.400%	0.350%

First $1 billion 0.400%	Thereafter
AZL JPMorgan International Opportunities Fund	0.350%

First $100 million	Thereafter
AZL JPMorgan U.S. Equity Fund	0.450%	0.400%

First $500 million	Thereafter
AZL MetWest Total Return Bond Fund	0.180%	0.100%

First $250 million	Next $250 million	Thereafter
AZL MFS Investors Trust Fund	0.375%	0.350%	0.325%

First $250 million	Next $250 million	Thereafter
AZL MFS Mid Cap Value Fund	0.450%	0.425%	0.400%

First $250 million	Next $1 billion	Thereafter
AZL MFS Value Fund	0.350%	0.300%	0.250%

First $300 million	Thereafter
AZL Mid Cap Index Fund*	0.040%	0.020%

First $500 million	Next $500 million	Thereafter
AZL Money Market Fund	0.090%	0.070%	0.060%

First $200 million	Thereafter
AZL Morgan Stanley Global Real Estate Fund	0.600%	0.400%

First $100 million	Next $150 million	Next $250 million	Thereafter
AZL Morgan Stanley Mid Cap Growth Fund+	0.500%	0.450%	0.425%	0.400%

All Assets
AZL NFJ International Value Fund	0.550%

First $250 million	Next $250 million	Thereafter
AZL Oppenheimer Discovery Fund	0.500%	0.450%	0.400%

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

First $100 million	Next $400 million	Thereafter
AZL Pyramis® Total Bond Fund	0.250%	0.160%	0.120%

First $300 million	Thereafter
AZL Russell 1000 Growth Index Fund	0.040%	0.020%

First $300 million	Thereafter
AZL Russell 1000 Value Index Fund	0.040%	0.020%

All Assets
AZL Schroder Emerging Markets Equiity Fund	0.650%

First $300 million	Thereafter
AZL S&P 500 Index Fund*	0.040%	0.020%

First $300 million	Thereafter
AZL Small Cap Stock Index Fund*	0.040%	0.020%

AZL T. Rowe Price Capital Appreciation Fund
Assets under $500 million	Assets over $500 million	Assets over $2 billion	Assets over $3.0 billion
First $250 million	Next $250 million	First $1.0 billion	Over $1.0 billion	Next $500 million	Next $500 million	Thereafter
0.500%	0.400%	0.400%	0.350%	0.400%	0.350%	0.350%

First $150 million	Next $350 million	Thereafter
AZL Wells Fargo Large Cap Growth Fund	0.300%	0.250%	0.220%

+	The minimum fee payable per Fund is $100,000 per calendar year.
*	Assets in these funds are aggregated for purposes of computing Subadviser’s compensation for those funds.

**
To calculate the subadvisory fee paid to the subadviser of each strategy, the assets allocated to the strategy are combined with various other assets (listed below), and the combined assets are applied to the strategy’s breakpoints solely to calculate an effective subadvisory fee rate. The effective subadvisory fee rate is then multiplied by the assets allocated to the strategy to calculate the subadvisory fees payable with respect to that strategy. The effect of these arrangements is to reduce the amount of subadvisory fees paid to the subadviser because the larger, combined assets allow the Fund to reach higher breakpoints (and pay lower fees) than each strategy’s assets alone would allow.

For the Franklin Income strategy, the effective subadvisory fee rate is calculated by combining the following assets:

(a) assets allocated to the Franklin Income strategy; and

(b) assets of Class 1 and Class 2 of the Franklin Income Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust (“FTVIPT”), held of record by one or more separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York.

For the Templeton Global Bond strategy, the effective subadvisory fee rate is calculated by combining the following assets:

(a) assets allocated to the Templeton Global Bond strategy; and

(b) assets of Class 1 and Class 2 of the Templeton Global Bond Securities Fund, a series of FTVIPT, held of record by one or more separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York.

For the Templeton Growth strategy, the effective subadvisory fee rate is calculated by combining the following assets:

(a) assets allocated to the Templeton Growth strategy; and

(b) assets of Class 1 and Class 2 of the Templeton Growth Securities Fund, a series of FTVIPT, held of record by one or more separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

The table below presents the subadvisory fees earned by the subadvisers of each of the funds for the last 3 fiscal years.

For the fiscal year or period ended:	December 31, 2014	December 31, 2013	December 31, 2012
Fund	Subadvisory Fees Earned	Subadvisory Fees Earned	Subadvisory Fees Earned
AZL BlackRock Capital Appreciation Fund	2,019,492	2,078,532	2,031,086
AZL BlackRock Global Allocation Fund	3,005,898	1,986,756	1,379,609
AZL Boston Company Research Growth Fund(1)	1,194,289	1,106,004	919,713
AZL Enhanced Bond Index Fund	647,752	528,973	417,658
AZL Federated Clover Small Value Fund(2)	2,085,721	2,259,492	1,186,104
AZL Franklin Templeton Founding Strategy Fund	3,229,297	2,293,153	1,498,971
AZL Gateway Fund	964,173	859,980	425,587
AZL International Index Fund	457,788	389,946	310,429
AZL Invesco Equity and Income Fund	4,241,173	2,934,222	2,039,406
AZL Invesco Growth and Income Fund	1,696,966	1,554,731	1,168,309
AZL Invesco International Equity Fund	2,556,639	2,433,619	2,232,464
AZL JPMorgan International Opportunities Fund	2,533,693	2,477,199	1,896,063
AZL JPMorgan U.S. Equity Fund	2,065,229	1,860,304	1,519,878
AZL MetWest Total Return Bond Fund	92,347	NA	NA
AZL MFS Investors Trust Fund	1,392,614	1,365,471	1,141,015
AZL MFS Mid Cap Value Fund(3)	1,038,973	912,277	686,911
AZL MFS Value Fund(4)	1,721,737	1,606,009	1,354,206
AZL Mid Cap Index Fund	116,544	92,740	64,437
AZL Money Market Fund	621,341	713,347	702,250
AZL Morgan Stanley Global Real Estate Fund	1,130,879	1,108,075	1,137,659
AZL Morgan Stanley Mid Cap Growth Fund	2,227,297	2,117,526	1,845,346
AZL NFJ International Value Fund	848,442	782,787	617,168
AZL Oppenheimer Discovery Fund(5)	1,470,882	1,515,175	503,366
AZL Pyramis® Total Bond Fund	735,804	659,642	203,014
AZL Russell 1000 Growth Index Fund	52,722	56,078	53,859
AZL Russell 1000 Value Index Fund	85,392	83,167	84,361
AZL S&P 500 Index Fund	372,296	297,243	222,858
AZL Schroder Emerging Markets Equity Fund	1,833,963	2,019,285	2,103,861
AZL Small Cap Stock Index Fund	83,639	74,623	58,393
AZL T. Rowe Price Capital Appreciation Fund(6)	2,526,749	1,998,417	1,664,310
AZL Wells Fargo Large Cap Growth Fund	204,747	NA	NA

(1)
In current fiscal year, AZL Boston Company Research Growth Fund (formerly AZL Dreyfus Research Growth Fund) was subadvised by The Dreyfus Corporation. The current name change and subadviser change was effective as of April 27, 2015.

(2)
In the fiscal year ended December 31, 2012, AZL Federated Clover Small Value Fund (formerly AZL Franklin Small Cap Value Fund) was subadvised by Franklin Advisers, Inc. The current subadviser change was effective as of February 25, 2012.

(3)
In the fiscal year ended December 31, 2013, AZL MFS Mid Cap Value Fund (formerly AZL Columbia Cap Value Fund) was subadvised by Columbia Management Investment Advisers, LLC. The current name and current subadviser, Massachusetts Financial Services Company, change was effective as of January 24, 2014.

(4)
In the fiscal year ended December 31, 2012, AZL MFS Value Fund (formerly AZL Eaton Vance Large Cap Value Fund) was subadvised by Eaton Vance Management. The current subadviser change was effective as of September 14, 2012.

(5)
In the fiscal year ended December 31, 2012, AZL Oppenheimer Discovery Fund (formerly AZL Turner Quantitative Small Cap Growth Fund) was subadvised by Turner Investment Partners, Inc. The current subadviser change was effective as of February 25, 2012.

(6)
In the fiscal year ended December 31, 2013, AZL T. Rowe Price Capital Appreciation Fund (formerly AZL Davis New York Venture Fund) was subadvised by Davis Selected Advisers, L.P. The current subadviser change was effective as of November 15, 2013.

BLACKROCK ADVISORS, LLC

BlackRock Advisors, LLC ("BlackRock Advisors") was organized in 1994 to perform advisory services for investment companies.  BlackRock Advisors, which and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 has served as the Portfolio’s investment adviser since July 1, 2011. Prior thereto, BlackRock Institutional Management Corporation (“BIMC”), an affiliate of BlackRock Advisors, served as the Portfolio’s investment adviser.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

BlackRock Advisors is a wholly-owned indirect subsidiary of BlackRock, Inc. (“BlackRock”). BlackRock and its affiliates had approximately $4.32 trillion in assets under management as of December 31, 2013.  BlackRock is an affiliate of The PNC Financial Services Group, Inc.

BLACKROCK CAPITAL MANAGEMENT, INC.

BlackRock Capital Management, Inc. (“BlackRock Capital”) was organized in 1994 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock Capital is a wholly-owned, indirect subsidiary of BlackRock, Inc. BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $4.32 trillion in investment company and other assets under management as of December 31, 2013. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

BLACKROCK FINANCIAL MANAGEMENT, INC.
BlackRock Financial Management, Inc. (“BlackRock Financial”) has its principal offices at 55 East 52nd Street, New York, NY 10055. BlackRock Financial is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $4.32 trillion in investment company and other assets under management as of December 31, 2013. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

BLACKROCK INVESTMENT MANAGEMENT, LLC

BlackRock Investment Management, LLC (“BlackRock Investment”) has its principal offices at 1 University Square Drive, Princeton, NJ 08540. BlackRock Investment is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $4.32 trillion in investment company and other assets under management as of December 31, 2013. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

THE BOSTON COMPANY

The Boston Company (“Boston Company”) is located at 200 Park Avenue, New York, NY 10166. Founded in 1947, Boston Company manages approximately $277 billion in 181 mutual fund portfolios. Boston Company is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating 34 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  As of December 31, 2013, BNY Mellon has more than $47.6 trillion in assets under custody and administration and $1.3 trillion in assets under management, and it services more than $11.4 trillion in outstanding debt.

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

Federated Global Investment Management Corp. (“Federated”) manages the Fund primarily through Federated Clover Investment Advisors, a division of Federated. Federated manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated pursuant to a services agreement between FASC and Federated. The fee for these services provided by FASC is paid by Federated and not by the Fund.

The subadviser, Federated, and other subsidiaries of Federated Investors, Inc. advise approximately 131 equity, fixed-income and money market mutual funds as well as a variety of other customized separately managed accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds) which totaled approximately $362.9 billion in assets as of December 31, 2014.  Federated Investors, Inc. was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees.  Federated Investors, Inc. provides comprehensive investment management to approximately 7,000 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers.

The subadviser, Federated, advises approximately 22 equity mutual funds (including subadvised funds) as well as a variety of separately managed accounts, institutional separate accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds) which totaled approximately $10.1 billion in assets as of December 31, 2014.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

The address of Federated is 101 Park Avenue, Suite 4100, New York, NY 10178-0002. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and FASC are subsidiaries of Federated Investors, Inc.

FRANKLIN ADVISERS, INC.

Franklin Advisers, Inc. (“Advisors”) is located at One Franklin Parkway, San Mateo, CA 94403-1906. Together, Advisors and its affiliates manage, as of December 31, 2014, over $880.1 billion in assets, and have been in the investment management business since 1947.

FRANKLIN MUTUAL ADVISERS, LLC

Franklin Mutual Advisers, LLC (“Franklin Mutual”) is located at 101 John F. Kennedy  Parkway, Short Hills, NJ 07078. Together, Franklin Mutual and its affiliates manage, as of December 31, 2014, over $880.1 billion in assets, and have been in the investment management business since 1947.

GATEWAY INVESTMENT ADVISERS, LLC

Gateway Investment Advisers, LLC (“Gateway”) is located at 312 Walnut Street, 35th Floor, Cincinnati, OH 45202, serves as the subadvisor of the AZL Gateway Fund.  Gateway is a subsidiary of Natixis Global Asset Management, L.P..  Gateway had approximately $12.2 billion in assets under management at December 31, 2014.

INVESCO ADVISERS, INC.

Invesco Advisers, Inc. (“Invesco”) is located at 1555 Peachtree, N.E., Atlanta, GA 30309, is the Adviser to the AZL Invesco Equity and Income Fund, AZL Invesco Growth and Income Fund and AZL Invesco International Equity Fund.  Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.  Today, Invesco advises or manages investment portfolios, including the Fund, encompassing a broad range of investment objectives.  Invesco is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, GA.  Total net assets under the management of Invesco Ltd., and its affiliates were approximately $792.4 billion as of December 31, 2014.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

J.P. Morgan Investment Management Inc. (“JPMIM”) is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017. As of December 31, 2014, JPMIM and its affiliates had $1.7 trillion in assets under management.

METROPOLITAN WEST ASSET MANAGEMENT, LLC

Metropolitan West Asset Management, LLC ("MetWest"), has its principal offices at 865 South Figueroa Street, Los Angeles, California 90017. MetWest was founded in 1996, and, together with the TCW Group, Inc. and its other subsidiaries, which provide a variety of trust, investment management and investment advisory services, had approximately $163.4 billion under management or committed to management, including $117.8 billion of U.S. fixed income investments, as of December 31, 2014.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

Massachusetts Financial Services Company (“MFS”) is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $430 billion as of December 31, 2014.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

Morgan Stanley Investment Management Inc. (“MSIM”) is a wholly-owned subsidiary of Morgan Stanley.  MSIM, together with its affiliated asset management companies, had approximately $403 billion under management or supervision as of December 31, 2014. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036. The following affiliates of MSIM serve as sub-subadvisers to the AZL Morgan Stanley Global Real Estate Fund, and are responsible for day-to-day management of the Fund’s assets:  (i) Morgan Stanley Investment Management Limited, with headquarters located at 25 Cabot Square, Canary Wharf, London E144QA, England, and (ii) Morgan Stanley Investment Management Company, with headquarters located at 23 Church Street, #16-01 Capital Square, Singapore 049481.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

NFJ INVESTMENT GROUP LLC

NFJ Investment Group LLC (“NFJ”) is a Delaware limited liability company and is a registered investment adviser under the Advisers Act.  Its principal place of business is 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. As of December 31, 2014, NFJ had aggregate assets under management of $40.1 billion. NFJ is affiliated with the Manager.

OPPENHEIMERFUNDS, INC.

OppenheimerFunds, Inc. (“Oppenheimer”) has been an investment adviser since 1960. Oppenheimer manages open-end mutual funds, and is the parent company of several other companies that provide investment advisory services for institutional clients and distribution and shareholder services for other investment companies.  Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company. Oppenheimer is located at 225 Liberty Street, 11th Floor, New York, NY 10281-1008.

PYRAMIS GLOBAL ADVISORS, LLC

Pyramis Global Advisors, LLC (“Pyramis”) has its principal offices at 900 Salem Street, Smithfield, RI 02917.  Pyramis and its Pyramis® Group affiliates managed approximately $213.74 billion in assets worldwide as of December 31, 2014. Pyramis is an indirectly-held, wholly-owned subsidiary of FMR LLC (Fidelity Investments).

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

Schroder Investment Management North America Inc. has its offices at 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, is a registered investment advisor that is part of a worldwide group of financial services companies that are together known as Schroders, with assets under management as of December 31, 2014 of approximately $467.8 billion. Schroder currently serves as investment advisor to other mutual funds, and a broad range of institutional investors. Schroder Investment Management North America Ltd (Schroder Ltd), an affiliate of Schroder with headquarters located at 31 Gresham Street, London EC2V 7QA, England, serves as the sub-subadviser to the Fund and is responsible for day-to-day management of the Fund’s assets.

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2014, the Firm managed approximately $746.8 billion for more than 10 million individual and institutional investor accounts.

TEMPLETON GLOBAL ADVISORS LIMITED

Templeton Global Advisors Limited (“Global Advisors”) is located in Lyford Cay, Nassau, Bahamas. Together, Global Advisors and its affiliates manage, as of December 31, 2014, over $880.1 billion in assets, and have been in the investment management business since 1947.

WELLS CAPITAL MANAGEMENT INCORPORATED

Wells Capital Management Incorporated ("WellsCap"), a registered investment adviser located at 525 Market Street, San Francisco, CA 94105, serves as a sub-adviser and provides portfolio management services to the Fund. WellsCap, indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients. As of December 31, 2014, Wells Capital Management Inc. managed approximately $351.1 Billion.

OTHER MANAGED ACCOUNTS

Brian Muench, President of the Manager, is primarily responsible for evaluating and selecting the subadvisers of the Trust, and for the day-to-day management of the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust”). As of December 31, 2014, aggregate assets under management in the FOF Trust was $10.21 billion.

The following chart reflects information at December 31, 2014 regarding accounts other than the listed Fund for which each portfolio manager employed by the Fund’s subadviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rate as of the applicable date.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL BlackRock Capital Appreciation Fund	Lawrence Kemp	13 / $12.32 billion	3 / $1.18 billion	3 / $857.8 million
AZL BlackRock Global Allocation Fund	Dennis Stattman	6 / $72.55 billion	4 / $26.76 billion	1 / $975.7 million
	Dan Chamby	6 / $72.55 billion	4 / $26.76 billion	1 / $975.7 million
	Aldo Roldan	6 / $72.55 billion	4 / $26.76 billion	1 / $975.7 million
AZL Boston Company Research Growth Fund	Elizabeth Slover	16 / $6.2 billion	3 /$278.5 million	24 /$1.7 billion additional account with performance based fees: 1 / $9.2 million
AZL Enhanced Bond Index Fund	David Antonelli	2 / $494.9 million	19 / $6.75 billion	106 / $46.29 billion additional account with performance based fees: 3 / $1.27 billion
	Akiva Dickstein	8 / $3.67 billion	25 / $8.14 billion additional account with performance based fees: 1 / $243 million	106 / $46.30 billion additional account with performance based fees: 3 / $1.27 billion
AZL Federated Clover Small Value Fund	Stephen K. Gutch	3 / $1.9 billion	0 / $0	641 / $1.8 billion
	Lawrence R. Creatura	2 / $880.6 million	0 / $0	22 / $277.6 million
	Martin Jarzebowski	2 / $880.6 million	0 / $0	22 / $277.6 million
Mutual Shares Portfolio of: AZL Franklin Templeton Founding Strategy Plus Fund	Peter A. Langerman	12 / $50.1 billion	7 / $4.4 billion	0 / $0.00
	F. David Segal	8 / $26.4 billion	2 / $1.0 billion	0 / $0.00
	Deborah A. Turner	8 / $26.4 billion	3 / $1.0 billion	0 / $0.00
Income Fund Portfolio of: AZL Franklin Templeton Founding Strategy Plus Fund	Edward D. Perks	8 / $101.8 billion	5 / $2.7 billion	0 / $0.00
	Alex W. Peters	8 / $100.2 billion	3 / $3.2 billion	0 / $0.00
	Matt Quinlan	10 / $103.8 billion	3 / $2.7 billion	0 / $0.00
Templeton Growth Portfolio of: AZL Franklin Templeton Founding Strategy Plus Fund	Norman Boersma	10 / $41.9 billion	12 / $13.0 billion	8 / $1.2 billion
	Lisa F. Myers	11 / $42.3 billion	6 / $11.3 billion	11 / $2.1 billion
	Tucker Scott	12 / $39.9 billion	4 / $10.0 billion	4/ $2.2 billion

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
Global Bond Portfolio of: AZL Franklin Templeton Founding Strategy Plus Fund	Michael Hasenstab	17 /$92.9 billion	43 / $94.0 billion	17 / $4.9 billion
	Christine Zhu	1 / $ 10 million	1 / $ 10 million	0 /$ 0.00
AZL Gateway Fund	Kenneth H. Toft	5 / $9.9 billion	0 / $0	15 / $269.9 million
	Paul R. Stewart	2 / $8.5 billion	0 / $0	19 / $51.2 million
	Michael T. Buckius	5 / $9.9 billion	0 / $0	28 / $1.7 billion
AZL International Index Fund	Alan Mason	296 / $667.8 billion	406 / $500.7 billion	280 / $476.9 billion
	Christopher Bliss	62 / $68.56 billion	208 / $480.4 billion	164 / $447.8 billion
	Greg Savage	305 / $680.1 billion	89 / $36.17 billion	2 / $172.2 million
AZL Invesco Equity and Income Fund	Thomas Bastian	9 / $30.1 billion	0 / $0	727(1) / $74.6(1) million
	Mary Jayne Maly	9 / $30.1 billion	0 / $0	727(1) / $74.6(1) million
	Sergio Marcheli	16 / $35.6 billion	0 / $0	727(1) / $74.6(1) million
	James Roeder	9 / $30.1 billion	0 / $0	727(1) / $74.6(1) million
	Brian Jurkash	0 / $0(2)	0 / $0(2)	0 / $0(2)
	Chuck Burge	10 / $20.5 billion	16 / $7.8 billion	1 / $190.0 million
AZL Invesco Growth and Income Fund	Thomas Bastian	9 / $30.1 billion	0 / $0	12.0 (1) / $5.4(1) billion
	Mary Jayne Maly	9 / $30.1 billion	0 / $0	12.0 (1) / $5.4(1) billion
	Sergio Marcheli	16 / $35.6 billion	0 / $0	12.0 (1) / $5.4(1) billion
	Brian Jurkash	0 / $0(2)	0 / $0(2)	0 / $0(2)
	James Roeder	9 / $30.1 billion	0 / $0	12.0 (1) / $5.4(1) billion

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL Invesco International Equity Fund	Matthew Dennis	11 /$18.0 billion	5 /$1.1 billion	12.0 (1) / $5.4(1) billion
	Clas Olsson	10 /$17.6 billion	9 /$2.3 billion	12.0 (1) / $5.7(1) billion
	Mark Jason	12 /$20.9 billion	2 /$449.0 million	12.0 (1) / $5.4(1) billion
	Brent Bates	10 / $18.8 billion	1 / $369.6	12.0 (1) / $5.4(1) billion
	Richard Nield	9 / $15.9 billion	8 / $1.98 billion	12.0 (1) / $5.4(1) billion
AZL JPMorgan International Opportunities Fund	Jeroen Huysinga	12 / $5.3 billion	13 / $7.6 billion	26 / $6.8 billion performance Based fees: 4 / $4.9 billion
	Gerd Woort-Menker	11 / $11.1 billion	9 / $5.9 billion	3 / $568 million
	Georgina Maxwell	11 / $5.1 billion	4 / $1.0 billion	8 / $1.9 billion
AZL JPMorgan U.S. Equity Fund	Thomas Luddy	7 / $18.7 billion	7 / $10.1 billion performance Based fees: 1 / $3.7 bllion	22 / $3.8 billion performance Based fees: 4 / $3.6 billion
	Susan Bao	8 / $14.7 billion	4 / $2.2 billion performance Based fees: 3 / $10.9 bllion	31 / $13.7 billion performance Based fees: 5 / $2.6 billion
AZL MetWest Total Return Bond Fund	Tad Rivelle	28 / $80.6 billion performance Based fees: 2 / $168.6 million	31 / $4.1 billion performance Based fees: 26 / $2.6 billion	236 / $29.3 billion performance Based fees: 6 / $2.8 billion
	Stephen Kane	29 / $73.7 billion performance Based fees: 2 / $168.6 million	33 / $4.9 billion performance Based fees: 27 / $3.0 billion	236 / $29.3 billion performance Based fees: 6 / $2.8 billion
	Laird R. Landmann	27 / $73.7 billion performance Based fees: 1 / $160.3 million	31 / $4.1 billion performance Based fees: 26 / $2.6 billion	236 / $29.3 billion performance Based fees: 6 / $2.8 billion
	Bryan Whalen	25 / $80.6 billion performance Based fees: 1 / $160.3 million	31 / $4.1 billion performance Based fees: 26 / $2.6 billion	234 / $27.8 billion performance Based fees: 6 / $2.8 billion
AZL MFS Investors Trust Fund	T. Kevin Beatty	4 / $9.4 billion	2 / $845.1 million	14 / $2.4 billion
	Edward Maloney	4 / $9.4 billion	2 / $845.1 million	14 / $2.4 billion
AZL MFS Mid Cap Value Fund	Brooks A. Taylor	7 / $15.0 billion	0 / $0	0 / $0
	Kevin J. Schmitz	5 / $3.9 billion	0 / $0	0 / $0
AZL MFS Value Fund	Nevin P. Chitkara	17 / $61.7 billion	8 / $6.4 billion	42 / $17.7 billion
	Steven R. Gorham	16 / $61.6 billion	8 / $6.4 billion	42 / $17.7 billion

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL Mid Cap Index Fund	Alan Mason	296 / $668.2 billion	406 / $500.7 billion	280 / $476.9 billion
	Christopher Bliss	62 / $68.86 billion	208 / $480.4 billion	164 / $447.8 billion
	Greg Savage	305 / $680.4 billion	89 / $36.17 billion	2 / $172.2 million
AZL Morgan Stanley Global Real Estate Fund	Theodore R. Bigman	14 / $6.9 billion	20 / $9.3 billion	57 / $7.5 billion seperate accounts with performance based fees: 14 / $1.3 billion
	Michiel te Paske	7 / $3.9 billion	15 / $7.5 billion	47 / $4.8 billion seperate accounts with performance based fees: 9 / $364.1 million
	Sven van Kemenade	7 / $3.9 billion	15 / $7.5 billion	46 / $4.7 billion seperate accounts with performance based fees: 9 / $364.1 million
	Angeline Ho	7 / $3.9 billion	15 / $7.3 billion	46 / $4.7 billion seperate accounts with performance based fees: 9 / $364.1 million
	Bill Grant	11 / $6.46 billion	16 / $7.75 billion	52 / $6.2 billion seperate accounts with performance based fees: 11 / $757.8 million
	Desmond Foong	0 / $0	0 / $0	0 / $0
AZL Morgan Stanley Mid Cap Growth Fund	Dennis P. Lynch	25 / $20.3 billion	6 / $6.5 billion	12 / $2.0 billion seperate accounts with performance based fees: 2 / $536 million
	David S. Cohen	25 / $20.3 billion	6 / $6.5 billion	12 / $2.0 billion seperate accounts with performance based fees: 2 / $536 million
	Sam G. Chainani	25 / $20.3 billion	6 / $6.5 billion	12 / $2.0 billion seperate accounts with performance based fees: 2 / $536 million
	Alexander T. Norton	25 / $20.3 billion	6 / $6.5 billion	12 / $2.0 billion seperate accounts with performance based fees: 2 / $536 million
	Jason C. Yeung	25 / $20.3 billion	6 / $6.5 billion	12 / $2.0 billion seperate accounts with performance based fees: 2 / $536 million
	Armistead B. Nash	25 / $20.3 billion	6 / $6.5 billion	12 / $2.0 billion seperate accounts with performance based fees: 2 / $536 million

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL NFJ International Value Fund	Ben Fischer	20 / $26.8 billion	4 / $646.6 million	64 / $12.2 billion
	Paul Magnuson	17 / $26.6 billion	4 / $646.6 million	59 / $11.7 billion
	Thomas Oliver	16 / $18.7 billion	2 / $557.5 million	53 / $11.6 billion
	R. Burns McKinney	14 / $18.6 billion	2 / $557.5 million	50 / $11.3 billion
	L. Baxter Hines	13 / $17.7 billion	2 / $557.5 million	48 / $11.1 billion
	John R. Mowrey	9 / $5.5 billion	4 / $646.6 million	32 / $4.7 billion
AZL Oppenheimer Discovery Fund	Ronald J. Zibelli, Jr.	5 / $1.7 billion	1 / $32.41 million	0 / $0
	Ash Shah(2)	4 / $3.7 billion	1 / $36 million	0 / $0
AZL Pyramis® Total Bond Fund	Ford O’Neil	12 / $76.7 billion	84 / $6.7 billion	7 / $3.4 billion
	Pramod Atluri	3 / $14.0 billion	3 / $888 million	3 / $1.3 billion
	Michael Plage	3 / $1.09 billion	5 / $1.3 billion	17 / $9.9 billion
AZL Russell 1000 Growth Index Fund	Alan Mason	296 / $668.6 billion	406 / $500.7 billion	280 / $476.9 billion
	Christopher Bliss	62 / $69.29 billion	208 / $480.4 billion	164 / $447.8 billion
	Greg Savage	305 / $680.8 billion	89 / $36.17 billion	2 / $172.2 million
AZL Russell 1000 Value Index Fund	Alan Mason	296 / $668.5 billion	406 / $500.7 billion	280 / $476.9 billion
	Christopher Bliss	62 / $69.20 billion	208 / $480.4 billion	164 / $447.8 billion
	Greg Savage	305 / $680.7 billion	89 / $36.17 billion	2 / $172.2 million
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Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL Schroder Emerging Markets Equity Fund	Allan Conway	1 / $1.16 billion	18 / $11.42 billion	32 / $13.03 billion, of which subject to performance fees:5 / $2.9 billion
	Robert Davy	1 / $1.16 billion	8 / $6.2 billion	30 / $12.7 billion, of which subject to performance fees: 5 / $2.9 billion
	James Gotto	1 / $1.16 billion	8 / $6.2 billion	30 / $12.7 billion, of which subject to performance fees: 5 / $2.9 billion
	Waj Hashmi	1 / $1.16 billion	9 / $8.4 billion	31 / $12.9 billion, of which subject to performance fees: 5 / $2.9 billion
	Tom Wilson	1 / $1.16 billion	7 / $6.2 billion	30 / $12.7 billion, of which subject to performance fees: 5 / $2.9 billion
AZL S&P 500 Index Fund	Alan Mason	296 / $666.9 billion	406 / $500.7 billion	280 / $476.9 billion
	Christopher Bliss	62 / $67.65 billion	208 / $480.4 billion	164 / $447.8 billion
	Greg Savage	305 / $679.2 billion	89 / $36.17 billion	2 / $172.2 million
AZL Small Cap Stock Index Fund	Alan Mason	296 / $668.3 billion	406 / $500.7 billion	280 / $476.9 billion
	Christopher Bliss	62 / $69.04 billion	208 / $480.4 billion	164 / $447.8 billion
	Greg Savage	305 / $680.6 billion	89 / $36.17 billion	2 / $172.2 million
AZL T. Rowe Price Capital Appreciation Fund	David R. Giroux	6 / $34.5 billion	1 / $220.95 million	0 / $0
AZL Wells Fargo Large Cap Growth Fund	Thomas C. Ognar	8 / $19.4 billion	8 / $2.5 billion	78 / $3.2 billion performance Based fees: 2 / $525 million
	Bruce C. Olson	8 / $19.4 billion	8 / $2.5 billion	78 / $3.2 billion performance Based fees: 2 / $525 million
	Joseph M. Eberhardy	8 / $19.4 billion	8 / $2.5 billion	78 / $3.2 billion performance Based fees: 2 / $525 million

(1)
These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(2)	The portfolio manager began serving on the Fund effective April 30, 2015.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•
Time and attention.  The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Subadvisers seek to manage such competing interests for the time and attention of portfolio managers by having most portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

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•
Limited investment opportunities.  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

•
Brokerage allocation.  With respect to securities transactions for the Funds, the Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which a Subadviser or an affiliate of a Subadviser acts as Subadviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•
Pursuit of differing strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing, including potentially opposite, positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds and/or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

•
Variation in compensation.  Finally, the appearance of a conflict of interest may arise where a Subadviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Subadvisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

PORTFOLIO MANAGER COMPENSATION

The following section includes portfolio manager compensation information as of December 31, 2014, for the Manager and each of the Subadvisers.

The Manager

Allianz Investment Management LLC (“AIM LLC”)
The portfolio manager’s cash compensation consists of a fixed, market-based salary, an annual incentive bonus and compensation under a long-term performance incentive plan (known as ALT-PUP). The salary, and any annual salary increase, is determined based on relevant market considerations and the employee’s individual performance. The amount of any annual incentive bonus is determined based on the overall financial performance relative to business goals of the Manager and its parent, Allianz Life Insurance Company of North America, and on the employee’s individual performance. Eligibility for compensation under the ALT-PUP is based on the employee’s level in the organization and individual performance. The employee may be awarded ALT-PUP units based on the overall financial performance relative to business goals of the Manager and its parent, and on the employee’s individual performance. ALT-PUP units are valued and paid out over the three years following the award, with one-third of the award valued and paid each year. The actual value of the ALT-PUP units in any year is based primarily on the overall financial performance relative to business goals of the Manager and its parent.

Portfolio managers also may be eligible to participate in (i) a 401(k) retirement plan, (ii) a non-qualified employee stock purchase plan, which offers participants the opportunity to invest at a discount in shares of the publicly-traded stock of the Manager’s ultimate parent, Allianz SE, and (iii) a non-qualified deferred compensation plan, which offers participants the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Portfolio manager compensation is not based on the value of the assets held in the Funds’ portfolios and is not based directly on the performance of the Funds; the performance of the Funds is a factor in the evaluation of the portfolio managers’ performance, and the portfolio manager’s individual performance is a factor in the determination of cash compensation, as described above.

The Subadvisers

BlackRock Advisors, LLC
BlackRock Capital Management, Inc.

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BlackRock Financial Management, Inc.
BlackRock Investment Management, LLC

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Messrs. Antonelli and Dickstein

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
David Antonelli	A combination of market-based indices (e.g., Standard & Poor's Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Akiva Dickstein	A combination of market-based indices (e.g. Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation

Messrs. Bliss, Mason and Savage

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Bliss, Mason and Savage is not measured against a specific benchmark.

Discretionary Incentive Compensation

Messrs. Chamby, Roldan and Stattman

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Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program.  The team’s formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are a combination of S&P 500 Index, FTSE World ex-US Index, Bank of America Merrill Lynch Current 5-Year US Treasury Index and Citigroup Non-US Dollar World Government Bond Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.

Discretionary Incentive Compensation

Mr. Kemp

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program.  BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: Lipper Large Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.  Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Dickstein, Mason and Savage have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products.  Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

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Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.   It should also be noted that Messrs. Antonelli and Dickstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Messrs. Antonelli and Dickstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

The Boston Company

Our rewards program was designed to foster a culture of individual excellence and teamwork and to reward efforts toward these goals accordingly.  The primary mission of our firm is to deliver alpha utilizing a fundamental investment research and portfolio management approach, while being diligent risk managers.  We believe our rewards program provides the appropriate incentives to give us the ability to consistently deliver on that commitment to our clients.

Portfolio Managers:  With the exception of the most senior portfolio managers in the firm (described separately below), the portfolio managers' compensation is comprised primarily of a market-based salary and incentive compensation, including both annual cash and long-term incentive awards.  Portfolio managers are eligible to receive annual cash bonus awards, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks.  Additionally, most portfolio managers are also eligible to participate in any Franchise Dividend Pool (described separately below) created by their team.  Actual individual awards are determined based on The

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Boston Company's financial performance, individual investment performance, individual contribution and other qualitative factors.

Select Senior Portfolio Managers:  Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate our top investment professionals for superior investment performance and business results.  The base incentive is a two stage model: an opportunity range is determined based on the level of current business (AUM, revenue) and an assessment of long-term business value (growth, retention, development).  A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups.  Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed.  In addition to the base incentive, the senior portfolio managers and their teams are eligible for a Franchise Dividend award, whereby if the team meets a pre-established contribution margin, any excess contribution is shared between the team and The Boston Company and is paid out in both cash and long-term incentives. Lastly, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Research Analysts:  For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above.  Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.  Additionally, most research analysts are also eligible to participate in any Franchise Dividend Pool (described separately above) created by their team.

Incentive compensation awards are generally subject to management discretion and pool funding availability.  Funding for The Boston Company Annual Incentive Plan and Long-Term Retention Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability.  Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Long-Term Retention Incentive Plan:  All portfolio managers and analysts are also eligible to participate in The Boston Company Long-Term Retention Incentive Plan.  This plan provides for an annual award, payable in deferred cash and/or BNY Mellon restricted stock and/or Boston Company restricted shares (three-year cliff vesting period for all).  The final value of the deferred cash portion of the award will be determined by reference to the investment results of select Boston Company products (the "Measurement Funds").  The final award payment will include any appreciation/depreciation of the principal award over the measurement period.  The appreciation/depreciation will be determined by reference to the investment results of the Measurement Funds.

The final value of The Boston Company restricted shares will be based on any appreciation/depreciation of the fair value of The Boston Company over the measurement period, as determined by a third-party provider using both income and market approaches.  The valuation is based on input and information provided to them by The Boston Company and BNY Mellon Asset Management as well as the provider's assessment of the firm's growth, risk and profitability in relation to The Boston Company's industry peer group. Providing this diverse group of "currencies" within our long-term incentive plan allows for The Boston Company's professionals to be best aligned with our clients, our parent and all of their Boston Company colleagues.

All incentive awards made under our rewards program are subject to standard forfeiture and clawback provisions.

Federated Global Investment Management Corp.

Portfolio Managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the subadviser is categorized as reflecting one of several designated “Strategies.” The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling one, three and five calendar year pre-tax gross total return basis vs. the designated peer group of comparable accounts and vs. the Strategy's benchmark (i.e., Russell 2000® Value Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio

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manager may be excluded. As noted above, Messrs. Gutch, Creatura and Jarzrbowski are also the portfolio managers for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different peer groups, benchmarks and IPP weightings. For Mr. Gutch, the performance of the strategy to which the Fund is assigned represents a lesser portion of the calculation. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant. As a separate matter, pursuant to the terms of a business acquisition agreement, portfolio managers may receive additional consideration based on the achievement of specified revenue targets.

Potential Conflicts of Interest:  As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”).  The subadviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC
Templeton Global Advisors Limited

Conflicts

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to

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their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Compensation.   The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•
Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•
Non-investment performance. The more qualitative contributions of a portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

•	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Gateway Investment Advisers, LLC

The compensation of Messrs. Stewart, Toft, and Buckius (the “Portfolio Managers”) is composed of three parts: base salary and incentive compensation related to the financial results of Gateway Investment Adviser, LLC (“Gateway”) (and not based on the investment performance of the Fund or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.  The incentive compensation component, comprised of both a long-term incentive pool and a short-term incentive pool, is anticipated to be larger than the base salary component.  The portfolio managers are parties to employment agreements that provide for automatic renewals for successive one-year periods and, among other things, a specified base salary, and certain undertakings not to compete with Gateway or solicit its clients.  The noncompetition and non-solicitation undertakings will expire one year from the termination of employment.

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Invesco Advisers, Inc.

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

•
Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•
Annual bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

TABLE 1
Subadviser	Performance time period1
Invesco2,3	One-, Three- and Five-year performance against Fund peer group.

1	Rolling time periods based on calendar year end.

2
Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the portfolio manager at the time the award is granted.

3
Portfolio Managers for Invesco Van Kampen Equity and Income Fund, and Invesco Van Kampen Growth and Income Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group.  Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 4, they also have a ten-year performance measure.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

•
Deferred/Long-Term compensation. Portfolio managers granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as commons shares and/or restricted shares of certain Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of the Invesco Ltd’s Board of Directors. Awards of deferred/long-term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

J.P. Morgan Investment Management Inc.

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable discretionary performance based incentive consisting of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the

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funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage.  The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock.   When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Metropolitan West Asset Management, LLC

The overall objective of the Subadviser’s compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Subadviser’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of net income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is typically paid quarterly. In most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the Funds is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by the Subadviser or one of the other TCW-affiliated advisers (together, “the TCW Group”). Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the Funds, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and the TCW Group, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

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Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Subadviser’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2014 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Subadviser’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over a period of time and other awards are granted annually.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the Subadviser’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2014 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the Subadviser’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre—and post-tax compensation to the plan for investment on a tax-deferred basis.

Massachusetts Financial Services Company (“MFS”)

Portfolio manager compensation is reviewed annually.  As of December 31, 2014, portfolio manager total cash compensation at MFS is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2014, the following benchmark was used to measure the following portfolio manager’s performance for the following Funds:

Fund	Portfolio Manager	Benchmark(s)
MFS Investors Trust Fund	T. Kevin Beatty	Standard & Poor's 500 Index
	Edward Maloney	Standard & Poor's 500 Index
MFS Value Fund	Nevin P. Chitkara	Russell 1000 Value Index
	Steven R. Gorham	Russell 1000 Value Index
MFS Mid Cap Value Fund	Brooks Taylor	Russell Mid Cap Value Index
	Kevin Schmitz	Russell Mid Cap Value Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a

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cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Morgan Stanley Investment Management, Inc.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and Incentive Compensation which is paid partially as a cash bonus and partially as mandatory deferred compensation.  Deferred compensation may be granted as deferred cash under the subadviser’s Investment Management Alignment Plan (“IMAP”), as an equity-based awards or it may be granted under other plans as determined annually by Morgan Stanley’s Compensation, Management Development and Succession Committee subject to vesting and other conditions.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the subadviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

•
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

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•
IMAP is a mandatory program that defers a portion of incentive compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios.

All deferred compensation awards are subject to clawback provisions where awards can be cancelled, in whole or in part, if an employee takes any action, or omits to take any action which; causes a restatement of  Morgan Stanley’s consolidated financial results; constitutes a violation by the portfolio manager of Morgan Stanley’s Global Risk Management Principles, Policies and Standards; or constitutes violation of internal risk and control policies involving a subsequent loss.

Several factors determine incentive compensation, which can vary by portfolio management team and circumstances. These factors include:

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
• The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which is measured against the applicable benchmark(s) over one, three, and five year periods).
• Contribution to the business objectives of the subadviser.
• The dollar amount of assets managed by the portfolio manager.
• Market compensation survey research by independent third parties.
• Other qualitative factors, such as contributions to client objectives.
• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

NFJ Investment Group LLC

Our compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (investment professionals are encouraged to

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invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year's variable compensation (3x33%) as a deferred component 'in the bank'. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year's performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.

In addition to competitive compensation, the firm's approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee's progress and a full benefits package.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•     The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•
The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of the Fund as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter term investment horizon or different investment objective, policies or restrictions than the Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects

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of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.

The Fund’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for the Portfolio or other clients. NFJ’s investment personnel, including the Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Fund.

OppenheimerFunds, Inc.

Portfolio managers are employed and compensated by OppenheimerFunds, Inc. (the “Sub-Adviser”) or an affiliate, not by the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Sub-Adviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager's compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager's responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent, restricted shares of such common stock, as well as deferred cash

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investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers' interests are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager's compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The peer group category used with respect to the Oppenheimer Discovery Fund is Morningstar - Small Growth.

Pyramis Global Advisors, LLC

Ford O’Neil is portfolio manager of AZL Pyramis® Total Bond Fund and receives compensation for his services. Pramod Atluri is portfolio manager of AZL Pyramis® Total Bond Fund and receives compensation for his services. Michael Plage is portfolio manager of AZL Pyramis® Total Bond Fund and receives compensation for his services. As of December 31, 2014, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Pyramis or an affiliate or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other Pyramis or its affiliate’s taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of AZL Pyramis® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Barclays U.S. Aggregate Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Pyramis’ parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Schroder Investment Management North America Inc. (“Schroder”)

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. Schroders’ portfolio managers are compensated for their services to the accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder funds.  These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

T. Rowe Price Associates, Inc.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the “Portfolio Transactions” section of this SAI for more information on our brokerage and trade allocation policies.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Wells Capital Management Incorporated

The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys in order to provide Wells Capital Management with market-based compensation information to help support individual pay decisions. In addition to investment management compensations surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining their fixed base salary.  Incentive bonuses are typically tied to relative, pre-tax investment performance of the Funds or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution.  Eligibility for and participation in this plan is on the same basis for all employees.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES IN THE FUNDS

At December 31, 2014, none of the Portfolio Managers for any of the Funds beneficially owned shares of any Fund.

AFFILIATED PERSONS

The following table lists persons who are affiliated with the Trust and who are also affiliated persons of the Manager.

Name	Position with Trust	Position with the Manager
Brian J. Muench	Chairman, Trustee, and President	Governor and President
Christopher Pheiffer	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Corporate Compliance Director
Michael J. Tanski	Vice President, Operations	Assistant Vice President, Operations
Jeremy Smith	Vice President, Investments	Assistant Vice President, Asset Manager Selection

PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund’s Manager or Subadviser is to obtain the best overall terms. Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Manager or Subadviser, in its best judgment and in the manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Manager or Subadviser may receive orders for transactions on behalf of the Trust. The types of research services the Manager or Subadviser may receive includes economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analyses of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Manager or Subadvisers by, or through, broker-dealers. Research so received is in addition to and not in lieu of services required to be performed by the Manager or Subadviser and does not reduce the fees payable to such adviser by the Trust. Such information may be useful to the Manager or Subadviser in serving both the Trust and other clients and, conversely supplemental information obtained by the placement of business of other clients may be useful to the Manager or Subadviser in carrying out its obligations to the Trust.

Consistent with achieving best execution, a Fund may participate in so-called “commission recapture” programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Fund’s Board of Directors, either the Fund’s Manager or Subadviser, is responsible for the selection of brokers or dealers and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in such programs may have the effect of reducing overall expenses and increasing overall returns for certain Funds

While the Manager or Subadviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. Thus, a Fund may pay a higher brokerage commission in connection with a given portfolio transaction than it would have paid another broker for the same transaction in recognition of the value of brokerage or research services provided by the executing broker. The total brokerage commissions paid by each Fund for the last 3 fiscal years are listed in the following table.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Fund	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2014	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2013	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2012
AZL BlackRock Capital Appreciation Fund	$590,294	$981,730	$418,837
AZL BlackRock Global Allocation Fund	461,966	331,209	351,108
AZL Boston Company Research Growth Fund	133,561	127,747	158,037
AZL Enhanced Bond Index Fund	14,412	33,391	7,180
AZL Federated Clover Small Value Fund	1,256,576	1,235,594	943,794
AZL Franklin Templeton Founding Strategy Plus Fund	191,529	188,188	89,616
AZL Gateway Fund	140,580	117,181	92,796
AZL International Index Fund	45,321	45,672	65,942
AZL Invesco Equity and Income Fund	416,799	362,466	210,257
AZL Invesco Growth and Income Fund	206,746	204,857	180,075
AZL Invesco International Equity Fund	419,113	440,919	365,641
AZL JPMorgan International Opportunities Fund	389,644	395,172	327,743
AZL JPMorgan U.S. Equity Fund	256,644	358,052	343,024
AZL MetWest Total Return Bond Fund	-	NA	NA
AZL MFS Investors Trust Fund	88,191	99,167	115,949
AZL MFS Mid Cap Value Fund	302,141	151,692	158,612
AZL MFS Value Fund	85,251	88,678	376,535
AZL Mid Cap Index Fund	10,655	19,274	17,778
AZL Money Market Fund	-	-	-
AZL Morgan Stanley Global Real Estate Fund	163,887	166,881	189,946
AZL Morgan Stanley Mid Cap Growth Fund	272,503	291,042	232,512
AZL NFJ International Value Fund	82,416	75,896	66,316
AZL Oppenheimer Discovery Fund	362,889	427,132	262,813
AZL Pyrami®s Total Bond Fund	434	-	2,748
AZL Russell 1000 Growth Index Fund	5,755	9,537	3,482
AZL Russell 1000 Value Index Fund	4,791	25,554	5,835
AZL Schroder Emerging Markets Equity Fund	532,513	499,460	450,367
AZL S&P 500 Index Fund	21,447	39,506	52,553
AZL Small Cap Stock Index Fund	9,727	13,145	15,239
AZL T. Rowe Price Capital Appreciation Fund	188,846	251,701	119,672
AZL Wells Fargo Large Cap Growth Fund	33,078	-	-

Brokerage commissions paid by a Fund may vary significantly from year to year as a result of a variety of factors, including changing asset levels through the year, changes in portfolio turnover rates, varying market conditions, and changes in investment strategies and processes.

AFFILIATED BROKERS

The following table lists the amount of brokerage commissions paid during the last three years to any broker that is affiliated with the Trust, the Manager, or any Subadviser. All of the brokers listed are affiliates of the Manager or a Subadvisor.

Name of Affiliated Broker	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2014	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2013	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2012
BNY Mellon Securities LLC	$16,031	$37,760	$50,529

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Name of Affiliated Broker	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2014	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2013	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2012
Fidelity Brokerage Services, LLC	5,031	-	-
JPMorgan Securities, Inc.	380,734	-	20
Morgan Stanley & Co., Inc.	533,618	34	1,611
Oppenheimer & Co.	28,113	6,048	2,391
Pershing LLC	204	4,054	604
Wells Fargo Funds Distrubutor, LLC	42,500	-	-

The following table shows the percentage of aggregate brokerage commissions paid to the affiliated broker and the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through the affiliated broker during the fiscal year ended December 31, 2014.

Name of Affiliated Broker	Percentage of Aggregate Brokerage Commissions Paid for Fiscal Year Ended December 31, 2014	Percentage of Aggregate Dollar Amount of Transactions Involving the Payout of Commissions for the Fiscal Year Ended December 31, 2014
BNY Mellon Securities LLC	0.24%	0.22%
Fidelity Brokerage Services, LLC	0.08%	0.13%
JPMorgan Securities, Inc.	5.71%	8.78%
Morgan Stanley & Co., Inc.	8.00%	6.85%
Oppenheimer & Co.	0.42%	0.17%
Pershing LLC	-%	0.01%
Wells Fargo Funds Distributor, LLC	0.64%	0.32%

Except as permitted by applicable rules under the 1940 Act, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Manager or Subadviser or the Distributor, or their affiliates. Subject to the requirements of the 1940 Act and the oversight of the Board of Trustees, the Funds may borrow from the Manager or Subadviser for temporary or emergency purposes in order to meet unanticipated redemptions or to meet payment obligations when a portfolio transaction “fails” due to circumstances beyond a Fund’s control.

At December 31, 2014, the Funds listed below held the following securities of issuers, each of which derived more than 15% of its gross revenues from the business of a broker, dealer, underwriter, or an investment adviser:

Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/14
AZL BlackRock Global Allocation Fund	Bank of America Corp.	$5,087,084
AZL BlackRock Global Allocation Fund	Bank of New York Mellon Corp.	799,838
AZL BlackRock Global Allocation Fund	Citigroup, Inc.	3,788,361
AZL BlackRock Global Allocation Fund	Deutsche Bank AG	1,049,888
AZL BlackRock Global Allocation Fund	GMAC Capital Trust I	857,349
AZL BlackRock Global Allocation Fund	Goldman Sachs Group, Inc.	1,621,123
AZL BlackRock Global Allocation Fund	JPMorgan Chase & Co.	6,568,245
AZL BlackRock Global Allocation Fund	Morgan Stanley	807,767
AZL BlackRock Global Allocation Fund	UBS AG	2,048,137
AZL Enhanced Bond Index Fund	Bank of America Corp.	14,332,419
AZL Enhanced Bond Index Fund	Citigroup, Inc.	7,789,849
AZL Enhanced Bond Index Fund	Credit Suisse	2,402,504

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/14
AZL Enhanced Bond Index Fund	Goldman Sachs Group, Inc.	7,731,907
AZL Enhanced Bond Index Fund	JPMorgan Chase & Co.	9,424,547
AZL Enhanced Bond Index Fund	Morgan Stanley	12,101,735
AZL Franklin Templeton Founding Strategy Plus Fund	Bank of America Corp.	2,799,775
AZL Franklin Templeton Founding Strategy Plus Fund	Citigroup, Inc.	7,892,247
AZL Franklin Templeton Founding Strategy Plus Fund	Credit Suisse	3,596,619
AZL Franklin Templeton Founding Strategy Plus Fund	GMAC Capital Trust I	179,384
AZL Franklin Templeton Founding Strategy Plus Fund	Goldman Sachs Group, Inc.	1,066,980
AZL Franklin Templeton Founding Strategy Plus Fund	JPMorgan Chase & Co.	8,456,206
AZL Franklin Templeton Founding Strategy Plus Fund	Morgan Stanley	3,125,852
AZL Gateway Fund	Bank of America Corp.	2,367,294
AZL Gateway Fund	Citigroup, Inc.	2,155,093
AZL Gateway Fund	Goldman Sachs Group, Inc.	1,158,134
AZL Gateway Fund	JPMorgan Chase & Co.	2,841,445
AZL Gateway Fund	Morgan Stanley	923,634
AZL International Index Fund	Credit Suisse	2,635,704
AZL International Index Fund	Deutsche Bank AG	2,871,953
AZL International Index Fund	UBS AG	4,322,331
AZL Invesco Equity and Income Fund	Bank of America Corp.	21,204,898
AZL Invesco Equity and Income Fund	Citigroup, Inc.	43,570,715
AZL Invesco Equity and Income Fund	Credit Suisse	944,631
AZL Invesco Equity and Income Fund	Goldman Sachs Group, Inc.	17,502,823
AZL Invesco Equity and Income Fund	Jefferies Group	2,313,167
AZL Invesco Equity and Income Fund	JPMorgan Chase & Co.	41,459,318
AZL Invesco Equity and Income Fund	Morgan Stanley	22,765,481
AZL Invesco Equity and Income Fund	UBS AG	174,074
AZL Invesco Growth and Income Fund	Bank of America Corp.	9,419,228
AZL Invesco Growth and Income Fund	Citigroup, Inc.	18,811,774
AZL Invesco Growth and Income Fund	Goldman Sachs Group, Inc.	4,611,991
AZL Invesco Growth and Income Fund	JPMorgan Chase & Co.	19,113,622
AZL Invesco Growth and Income Fund	Morgan Stanley	11,195,895
AZL Invesco Growth and Income Fund	UBS AG	7,588,552
AZL JPMorgan International Opportunities Fund	UBS AG	8,645,831
AZL JPMorgan U.S. Equity Fund	Bank of America Corp.	8,854,208
AZL JPMorgan U.S. Equity Fund	Citigroup, Inc.	8,419,191
AZL JPMorgan U.S. Equity Fund	Goldman Sachs Group, Inc.	3,402,492
AZL JPMorgan U.S. Equity Fund	Morgan Stanley	7,767,332
AZL Metwest Total Return Bond Fund	Bank of America Corp.	7,992,172
AZL Metwest Total Return Bond Fund	Citigroup, Inc.	7,170,494
AZL Metwest Total Return Bond Fund	Credit Suisse	4,647,579
AZL Metwest Total Return Bond Fund	GMAC Capital Trust I	5,326,808
AZL Metwest Total Return Bond Fund	Goldman Sachs Group, Inc.	2,420,380
AZL Metwest Total Return Bond Fund	JPMorgan Chase & Co.	6,182,109
AZL Metwest Total Return Bond Fund	Morgan Stanley	5,727,458
AZL Metwest Total Return Bond Fund	LB-UBS Commercial Mortgage Trust	2,866,156
AZL MFS Investors Trust Fund	Bank of America Corp.	4,970,951
AZL MFS Investors Trust Fund	Goldman Sachs Group, Inc.	6,868,948
AZL MFS Investors Trust Fund	JPMorgan Chase & Co.	11,079,225
AZL MFS Investors Trust Fund	Morgan Stanley	3,459,330
AZL MFS Value Fund	Bank of New York Mellon Corp.	6,542,764

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/14
AZL MFS Value Fund	Citigroup, Inc.	1,889,575
AZL MFS Value Fund	Goldman Sachs Group, Inc.	10,157,273
AZL MFS Value Fund	JPMorgan Chase & Co.	22,454,894
AZL Money Market	Citigroup, Inc.	24,000,000
AZL Pyramis® Total Bond Fund	Bank of America Corp.	10,002,535
AZL Pyramis® Total Bond Fund	Citigroup, Inc.	9,999,954
AZL Pyramis® Total Bond Fund	Credit Suisse	46,720
AZL Pyramis® Total Bond Fund	Goldman Sachs Group, Inc.	6,463,917
AZL Pyramis® Total Bond Fund	JPMorgan Chase & Co.	5,274,068
AZL Pyramis® Total Bond Fund	Morgan Stanley	7,242,432
AZL Pyramis® Total Bond Fund	UBS AG	699,959
AZL Russell 1000 Value Index Fund	Bank of America Corp.	3,928,769
AZL Russell 1000 Value Index Fund	Bank of New York Mellon Corp.	966,215
AZL Russell 1000 Value Index Fund	Citigroup, Inc.	3,432,738
AZL Russell 1000 Value Index Fund	Goldman Sachs Group, Inc.	1,810,178
AZL Russell 1000 Value Index Fund	JPMorgan Chase & Co.	4,946,262
AZL Russell 1000 Value Index Fund	Morgan Stanley	1,242,842
AZL S&P 500 Index Fund	Bank of America Corp.	17,817,885
AZL S&P 500 Index Fund	Bank of New York Mellon Corp.	4,325,289
AZL S&P 500 Index Fund	Citigroup, Inc.	15,524,754
AZL S&P 500 Index Fund	Goldman Sachs Group, Inc.	7,435,707
AZL S&P 500 Index Fund	JPMorgan Chase & Co.	22,155,009
AZL S&P 500 Index Fund	Morgan Stanley	5,610,790
AZL T. Rowe Price Capital Appreciation Fund	Bank of New York Mellon Corp.	5,777,168
AZL T. Rowe Price Capital Appreciation Fund	JPMorgan Chase & Co.	6,877,542
AZL T. Rowe Price Capital Appreciation Fund	UBS AG	9,637,941

Investment decisions for each Fund of the Trust are made independently from those made for the other Funds or any other portfolio investment company or account managed by the Manager or Subadviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount, in a manner which the Manager or Subadviser believes to be equitable to the Fund(s) and such other portfolio, investment company, or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Manager or Subadviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies, or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Manager or Subadviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Manager, its parent, affiliates, or a Subadviser and, in dealing with its customers, the Manager, its parent and affiliates or a Subadviser will not inquire or take into consideration whether securities of such customers are held by the Trust.

ADMINISTRATOR AND FUND ACCOUNTANT

Citi Fund Services Ohio, Inc. (“CFSO”), whose principal location of business is 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator (the “Administrator”) and fund accountant (the “Fund Accountant”) to the Trust pursuant to an Amended Services Agreement dated January 1, 2015 (the “Services Agreement”), as amended.

As Administrator, CFSO has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-SAR and N-CSR or any comparable or replacement forms thereof; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Trust’s counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust’s operations other than

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

those performed by the Manager under the Investment Management Agreement, the Subadvisers under the Subadvisory Agreements, or by the Custodian under the Custody Agreement. Under the Services Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

As Fund Accountant, CFSO maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with Trust’s custodian, affirmation to the Trust’s custodian of all portfolio trades and cash settlements, verification and reconciliation with the Trust’s custodian of all daily trade activities; provides certain reports; obtains dealer quotations, prices from a pricing service matrix prices, or where necessary, fair value pricing information or adjustment factors from independent fair value pricing sources on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

Under the terms of the Services Agreement CFSO also provides a variety of compliance services utilized by the Chief Compliance Officer of the Trust.

CFSO receives a fee from each Fund for its services as Administrator and Fund Accountant and is reimbursed for certain expenses assumed pursuant to the Services Agreement, aggregated and paid monthly, including (a) an asset-based fee, calculated daily and paid monthly, at the annual rate of 0.05% of the combined average daily net assets of the Funds up to $4 billion; 0.04% of the combined average daily net assets of the Funds from $4 billion to $6 billion; 0.02% of the combined average daily net assets of the Funds from $6 billion to $8 billion; and 0.01% of the combined average daily net assets of the Funds over $8 billion; and (b) a fee of either $5,000 or $7,500 per Fund (depending on the number of securities held by the Fund) for fair value support services. The fees under (a) above are subject to a minimum fee of $60,000 per year for each Fund.  From time to time, CFSO may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. In addition, CFSO receives an annual fee of $85,000 from the Trust for compliance services provided under the terms of the Services Agreement.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

For the fiscal year ended December 31, 2014, CFSO was entitled to receive and waived administration fees from the Funds as follows:

Fund	Service Fees Earned	Service Fees Waived
AZL BlackRock Capital Appreciation Fund	$165,131	-
AZL BlackRock Global Allocation Fund	342,089	-
AZL Boston Company Research Growth Fund	93,396	-
AZL Enhanced Bond Index Fund	305,141	-
AZL Federated Clover Small Value Fund	116,926	-
AZL Franklin Templeton Founding Strategy Fund	279,946	-
AZL Gateway Fund	60,272	-
AZL International Index Fund	334,283	-
AZL Invesco Equity and Income Fund	357,559	-
AZL Invesco Growth and Income Fund	121,704	-
AZL Invesco International Equity Fund	176,073	-
AZL JPMorgan International Opportunities Fund	196,514	-
AZL JPMorgan U.S. Equity Fund	134,536	-
AZL MetWest Total Return Bond Fund	652	-
AZL MFS Investors Trust Fund	102,515	-
AZL MFS Mid Cap Value Fund	63,251	-
AZL MFS Value Fund	148,879	-
AZL Mid Cap Index Fund	142,973	-
AZL Money Market Fund	201,836	-
AZL Morgan Stanley Global Real Estate Fund	77,827	-
AZL Morgan Stanley Mid Cap Growth Fund	132,925	-
AZL NFJ International Value Fund	62,923	-
AZL Oppenheimer Discovery Fund	85,669	-
AZL Pyramis® Total Bond Fund	165,755	-
AZL Russell 1000 Growth Index Fund	42,467	-
AZL Russell 1000 Value Index Fund	63,432	-
AZL Schroder Emerging Markets Equity Fund	99,650	-
AZL S&P 500 Index Fund	443,266	-
AZL Small Cap Stock Index Fund	106,284	-
AZL T. Rowe Price Capital Appreciation Fund	184,513	-
AZL Wells Fargo Large Cap Growth Fund	5,820

The Services Agreement shall continue in effect until December 31, 2018, and thereafter renew for successive one-year terms unless terminated by either party not less than 60 days prior to the expiration of such term, provided that any such renewal is approved at least annually (i) by the Trust’s Board of Trustees and (ii) by vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Services Agreement cast in person at a meeting called for such purpose. The Services Agreement is terminable for cause with respect to a particular Fund at any time on 60 days’ written notice without penalty by the Trust or by CFSO. The Services Agreement provides that CFSO shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Services Agreement relates, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by CFSO of its obligations and duties thereunder.

DISTRIBUTOR

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, whose principal location of business is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as distributor to the Trust pursuant to a Distribution Agreement dated as of August 28, 2007 (the “Distribution Agreement”). The Distribution Agreement provides that the Distributor will use appropriate efforts to solicit orders for the sale of the Funds’ shares from bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds’ shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

The Distribution Agreement was last approved by the Trust’s Board of Trustee’s (including a majority of such Trustee’s who are not interested persons of the Trust or any party to such agreement within the meaning of the 1940 Act) on October 22, 2014. Unless otherwise terminated, the Distribution Agreement will continue in effect for successive one-year periods from the date of such Agreement if approved at least annually (i) by the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days’ written notice without penalty by the Trustees, by a vote of a majority of the shareholders of the Trust, or by ALFS on 90 days’ written notice. The Distribution Agreement will automatically terminate in the event of any assignment as defined in the 1940 Act.

Distribution Plan. A Distribution Plan (the “Plan”) has been adopted by each of the Funds pursuant to Rule 12b-1 of the Act. Pursuant to the Plan, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares of the Funds.

The Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.25% of the Fund’s average net assets. For the JPMorgan U.S. Equity Fund, Schroder Emerging Markets Equity Fund, S&P 500 Index Fund, and T. Rowe Price Capital Appreciation Fund (the “Multi-Class Funds”) payments to the Distributor may be made only on assets attributable to Class 2 Shares.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

For the fiscal year or period ended December 31, 2014, the following 12b-1 fees shown as earned and waived for the Funds were:

Fund	12b-1 Fees Earned	12b-1 Fees Waived
AZL BlackRock Capital Appreciation Fund	1,551,077	–
AZL BlackRock Global Allocation Fund	1,816,179	–
AZL Boston Company Research Growth Fund	870,252	–
AZL Enhanced Bond Index Fund	2,188,488	–
AZL Federated Clover Small Value Fund	1,116,046	–
AZL Franklin Templeton Founding Strategy Plus Fund	1,955,633	–
AZL Gateway Fund	535,624	–
AZL International Index Fund	2,111,557	–
AZL Invesco Equity and Income Fund	3,001,608	–
AZL Invesco Growth and Income Fund	1,072,867	–
AZL Invesco International Equity Fund	1,441,927	–
AZL JPMorgan International Opportunities Fund	1,584,223	–
AZL JPMorgan U.S. Equity Fund	1,259,177	–
AZL MetWest Total Return Bond Fund	128,236
AZL MFS Investors Trust Fund	950,129	–
AZL MFS Mid Cap Value Fund	577,096	–
AZL MFS Value Fund	1,330,677	–
AZL Mid Cap Index Fund	1,303,874	–
AZL Money Market Fund	1,863,149	–
AZL Morgan Stanley Global Real Estate Fund	471,136	–
AZL Morgan Stanley Mid Cap Growth Fund	1,245,485	–
AZL NFJ International Value Fund	385,753	–
AZL Oppenheimer Discovery Fund	794,605	–
AZL Pyramis® Total Bond Fund	990,830	–
AZL Russell 1000 Growth Index Fund	329,424	–
AZL Russell 1000 Value Index Fund	533,601	–
AZL Schroder Emerging Markets Fund (Class 2)	631,642	–
AZL S&P 500 Index Fund (Class 2)	4,116,340	–
AZL Small Cap Stock Index Fund	935,974	–
AZL T. Rowe Price Capital Appreciation Fund	1,580,117	–
AZL Wells Fargo Large Cap Growth Fund	170,541

Under the Plan, each Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain distribution activities. The above amounts represent payments to securities dealers and other financial institutions and organizations for certain distribution services. Amounts received by the Distributor may, additionally, subject to the Plan’s maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under a Plan for that Fund in that year.

The Plan provides that it may not be amended to increase materially the costs which the Funds may bear pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the Board of Trustees, and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees have been committed to the discretion of the Trustees who are not “interested persons” of the Trust.  The continuance of the Plan is subject to similar annual approval by the Trustees and the Plan Trustees. The Plan’s continuance was most recently approved by the Board of Trustees on October 22, 2014.

The Plan is terminable at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the Fund. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

The Plan was initially approved by the Board of Trustees, as described above, for each Fund on the dates shown in the table below:

Fund	Date
AZL BlackRock Capital Appreciation Fund	February 25, 2005
AZL BlackRock Global Allocation Fund	October 26, 2011
AZL Boston Company Research Growth Fund	September 6, 2001
AZL Enhanced Bond Index Fund	February 21, 2009
AZL Federated Clover Small Value Fund	March 1, 2003
AZL Franklin Templeton Founding Strategy Plus Fund	February 21, 2009
AZL Gateway Fund	February 20, 2010
AZL International Index Fund	February 21, 2009
AZL Invesco Equity and Income Fund	February 27, 2004
AZL Invesco Growth and Income Fund	April 11, 2001
AZL Invesco International Equity Fund	February 27, 2002
AZL JPMorgan International Opportunities Fund	March 1, 2003
AZL JPMorgan U.S. Equity Fund	February 27, 2004
AZL MetWest Total Return Bond Fund	September 10, 2014
AZL MFS Investors Trust Fund	February 25, 2005
AZL MFS Mid Cap Value Fund	February 25, 2006
AZL MFS Value Fund	April 11, 2001
AZL Mid Cap Index Fund	February 21, 2009
AZL Money Market Fund	October 6, 1999*
AZL Morgan Stanley Global Real Estate Fund	February 25, 2006
AZL Morgan Stanley Mid Cap Growth Fund	April 11, 2001
AZL NFJ International Value Fund	February 21, 2009
AZL Oppenheimer Discovery Fund	February 25, 2005
AZL Pyramis® Total Bond Fund	June 12, 2012
AZL Russell 1000 Growth Index Fund	February 20, 2010
AZL Russell 1000 Value Index Fund	February 20, 2010
AZL Schroder Emerging Markets Equity Fund	February 25, 2006
AZL S&P 500 Index Fund	February 23, 2007
AZL Small Cap Stock Index Fund	February 23, 2007
AZL T. Rowe Price Capital Appreciation Fund	September 6, 2001
AZL Wells Fargo Large Cap Growth Fund	February 19, 2014

*	Approved by the sole shareholder of each class of shares of each of the Fund on October 26, 1999.

CUSTODIAN

The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286, serves as custodian of the Fund.  BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services.  Fees paid by the Fund for these services are included under “Other Expenses” in the Fees and Expenses table for each Fund.  BNY Mellon is affiliated with The Dreyfus Corporation.

TRANSFER AGENT

As of April 1, 2015, SunGard Investor Services LLC, whose principal location of business is 3435 Stelzer Road, Suite 1000, Columbus, OH 43219, serves as the transfer agent to the Trust pursuant to a Transfer Agency Services Agreement with the Trust. SunGard also serves as the Transfer Agent to the FOF Trust. As Transfer Agent, SunGard performs the following services in connection with each Fund’s shareholders of record: maintains shareholder records, processes shareholder purchase and redemption orders, processes transfers and exchanges of shares of the Funds on the shareholder files and records, and processes dividend payments and reinvestments. Prior to April 1, 2015, CFSO served as transfer agent to the Trust and to the FOF Trust.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”), 191 West Nationwide Boulevard, Suite 500, Columbus, OH 43215, is the independent registered public accounting firm for the Trust. KPMG provides financial auditing services as well as certain tax return preparation services for the Trust.

LEGAL COUNSEL

Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis MN 55402, is the legal counsel to the Trust. Perkins Coie LLP, 700 Thirteenth Street N.W., Washington, D.C. 20005, is legal counsel to the Independent Trustees.

CODES OF ETHICS

Federal law requires the Trust, its investment advisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Each code of ethics is included as an exhibit to the Trust’s registration statement which is on file with, and available from, the Securities and Exchange Commission. Each Code has been adopted pursuant to Rule 17j-1 under the 1940 Act.

LICENSING ARRANGEMENTS

AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the “AZL Index Funds”)

The AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the “AZL Index Funds”) are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the AZL Index Funds or any member of the public regarding the advisability of investing in securities generally or in the AZL Index Funds particularly or the ability of the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index to track general stock market performance. S&P's only relationship to the Manager (the “Licensee”) is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index which are determined, composed and calculated by S&P without regard to the Licensee or the AZL Index Funds. S&P has no obligation to take the needs of the Licensee or the owners of the AZL Index Funds into consideration in determining, composing or calculating the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the AZL Index Funds or the timing of the issuance or sale of the AZL Index Funds or in the determination or calculation of the equation by which the AZL Index Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the AZL Index Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE AZL INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

AZL Russell 1000 Growth Index Fund and AZL Russell 1000 Value Index Fund (the “AZL Russell Index Funds”)

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The AZL Russell Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments (“Russell”).  Russell is not responsible for and has not reviewed the AZL Russell Index Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

AZL International Index Fund

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER AND THE FUND. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Trust is a Delaware business trust organized on July 13, 1999. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. The shares are offered on a continuous basis. Pursuant to such authority, the Board of Trustees has established 36 series, each previously named and defined collectively as the “Funds.” Each share of each Fund represents an equal proportionate interest with each other share of that series. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. No commissions are paid for distributing the Funds’ shares.

Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. Shareholder meetings for the purpose of electing Trustees will be held when required by law, when or at such time as less than a majority of Trustees holding office have been elected by shareholders, or at such other time as the Trustees then in office deem it appropriate to call a shareholders’ meeting for the election of Trustees. At meetings of shareholders, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect all of the Trustees to be elected at a meeting. The rights of shareholders cannot be modified other than by a vote of the majority of the outstanding shares.

The shareholders of the Trust are the Participating Insurance Companies, the Separate Accounts, and the FOF Trust, which hold the right to vote upon matters at any meeting of the shareholders of the Trust. However, the Trust understands that the Participating Insurance Companies generally will solicit voting instructions from Contract owners regarding matters submitted to shareholder vote and the Participating Insurance Companies will vote all outstanding shares of any Fund of the Trust in accordance with instructions timely given by the owners of the Contracts for which the Fund serves as a funding vehicle. Fund shares held by a Separate Account as to which no instructions have been received or that are not attributable to a Contract owner, Fund shares held by a Participating Insurance Company for its own account, and Fund shares held by the FOF Trust also will be voted for or against any proposition, or in abstention, in the same proportion as the shares as to which instructions have been received. Because most Contract owners do not provide instructions, the effect of this proportional voting is that a small number of Contract owners can determine the outcome of the voting. If, in the future, a Participating Insurance Company determines that it is permitted to vote any shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Certain VIP Funds have been renamed since their inception.  The following table includes each VIP Fund’s date of inception and any previous names:

Investment Options	Fund Inception	Previous Name	Dates	Previous Name	Dates
AZL BlackRock Capital Appreciation Fund	4/29/05	AZL Jennison Growth Fund	4/29/05 to 11/24/08
AZL BlackRock Global Allocation Fund	10/26/11
AZL Boston Company Research Growth Fund (1)	11/5/01	AZL Dreyfus Equity Growth Fund	4/30/12 to 4/27/2015	AZL Dreyfus Equity Growth Fund	5/1/09 to 4/30/12
AZL Enhanced Bond Index Fund	4/27/09
AZL Federated Clover Small Value Fund	5/1/03	AZL Franklin Small Cap Value Fund	4/3/05 to 2/25/12	USAZ PIMCO NFJ Small Cap Value Fund	5/1/03 to 4/3/05
AZL Franklin Templeton Founding Strategy Plus Fund	4/27/09
AZL Gateway Fund	4/30/10
AZL International Index Fund	4/27/09

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

Investment Options	Fund Inception	Previous Name	Dates	Previous Name	Dates
AZL Invesco Equity and Income Fund	5/3/04	AZL Van Kampen Equity and Income Fund	5/3/04 to 5/1/11
AZL Invesco Growth and Income Fund	5/1/01	AZL Van Kampen Growth and Income Fund	11/4/01 to 5/1/11	USAllianz Growth and Income Fund	5/1/01 to 11/4/01
AZL Invesco International Equity Fund	5/1/02	AZL AIM International Equity Fund	5/1/02 to 4/30/10
AZL JPMorgan International Opportunities Fund(3)	5/1/03	AZL Morgan Stanley International Equity Fund	6/1/10 to 5/1/2011	AZL Van Kampen International Equity Fund	10/26/09 to 6/1/10
AZL JPMorgan U.S. Equity Fund	5/3/04	AZL Oppenheimer Main Street Fund	5/3/04 to 1/26/09
AZL MetWest Total Return Bond Fund	11/14/14
AZL MFS Investors Trust Fund	4/29/05	AZL Jennison 20/20 Focus Fund	4/29/05 to 10/26/09
AZL MFS Mid Cap Value Fund	5/1/06	AZL Columbia Mid Cap Value Fund	11/25/08 to 1/24/14	AZL Neuberger Berman Regency Fund	5/1/06 to 11/24/08
AZL MFS Value Fund(5)	5/1/01	AZL Eaton Vance Large Cap Value Fund	10/26/09 to 9/14/12	AZL Van Kampen Comstock Fund	11/4/01 to 10/26/09
AZL Mid Cap Index Fund	4/27/09
AZL Money Market Fund	2/1/00	AZOA Money Market Fund	11/5/01 to 4/30/02	USAllianz VIP Money Market Fund	2/1/00 to 11/4/01
AZL Morgan Stanley Global Real Estate Fund	5/1/06	AZL Van Kampen Global Real Estate Fund	5/1/06 to 6/1/10
AZL Morgan Stanley Mid Cap Growth Fund(4)	5/1/01	AZL Van Kampen Mid Cap Growth Fund	4/28/05 to 6/1/10	USAZ VanKampen Growth Fund	11/5/01 to 4/28/05
AZL NFJ International Value Fund	4/27/09
AZL Oppenheimer Discovery Fund(6)	4/29/05	AZL Turner Quantitative Small Cap Growth Fund	6/25/07 to 2/25/12	AZL LMP Small Cap Growth Fund	11/7/06 to 6/25/07
AZL Pyramis® Total Bond Fund	9/5/12	AZL Pyramis® Core Bond Fund	9/5/12 to 4/27/15
AZL Russell 1000 Growth Index Fund	4/30/10
AZL Russell 1000 Value Index Fund	4/30/10
AZL Schroder Emerging Markets Equity Fund	5/1/06	AZL Oppenheimer Developing Markets Fund	5/1/06 to 12/7/07
AZL S&P 500 Index Fund	5/1/07
AZL Small Cap Stock Index Fund	5/1/07
AZL T. Rowe Price Capital Appreciation Fund(2)	11/5/01	AZL Davis New York Venture Fund	3/7/04 to 11/15/13	USAZ AllianceBernstein Growth and Income Fund	11/5/01 to 3/7/04
Wells Fargo Large Cap Growth Fund	4/28/2014

(1)	Previous Name: AZL Dreyfus Founders Equity Growth Fund 3/7/04 to 5/1/09
(2)	Previous Name: USAZ AllianceBernstein Large Cap Growth Fund 11/5/01 to 3/7/04.
(3)	Previous Name: AZL Van Kampen Global Franchise Fund 5/1/03 to 10/26/09.
(4)	Previous Name: USAllianz Capital Growth Fund 5/1/01 to 11/4/01.
(5)	Previous Name: USAllianz Comstock Fund 5/1/01 to 11/4/01
(6)	Previous Name: AZL Salomon Brothers Small Cap Growth Fund 4/29/05 to 11/6/06.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

As used in the Funds’ Prospectus and in this Statement of Additional Information, “vote of a majority of the outstanding shares” of the Trust or any Fund means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund, present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than fifty percent (50%) of the outstanding votes of shareholders of the Trust or the Fund.

ADDITIONAL TAX INFORMATION

Each Fund intends to qualify as a “regulated investment company” (a “RIC” under the Code). Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code. However, taxes may be imposed on the Funds by foreign countries with respect to income received on foreign securities. Depending on the extent of each Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends-received deduction for corporations.

A non-deductible excise tax is also imposed on regulated investment companies that do not make distributions to shareholders on a timely basis in accordance with calendar-year distribution requirements (regardless of whether they otherwise have a non-calendar taxable year). These rules require annual distributions equal to 98% of ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

As of the end of its tax year ended December 31, 2014, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

Fund	Amount	Expires
AZL Gateway Fund	$10,170	12/31/2018
AZL International Index Fund	42,234,498	12/31/2015
AZL International Index Fund	55,890,176	12/31/2016
AZL JPMorgan U.S. Equity Fund	3,091,596	12/31/2016
AZL JPMorgan U.S. Equity Fund	13,967,218	12/31/2017
AZL MFS Value Fund	25,265,828	12/31/2017
AZL MFS Value Fund	5,491,128	12/31/2018
AZL Morgan Stanley Global Real Estate Fund	25,142,640	12/31/2017
AZL S&P 500 Index Fund	57,858,950	12/31/2016

Post-effective CLCFs not subject to expiration:

Fund	Short Term Amount	Long Term Amount
AZL Gateway Fund	$22,222,306	$20,074,988
AZL International Index Fund	681,077	181,815
AZL Pyramis® Total Bond Fund	983,986	31,085
AZL Wells Fargo Large Cap Growth Fund	232,691	-

Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions paid to a shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to report properly payments of interest or dividends.

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon. Dividends, including capital gain dividends, declared in October, November, or December with a record date of such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

A portion of the difference between the issue price and the face amount of zero coupon securities (“Original Issue Discount”) will be treated as income to any Fund holding securities with Original Issue Discount each year although no current payments will be received by such Fund with respect to such income. This original issue discount will comprise a part of the investment company taxable income of such Fund which must be distributed to shareholders in order to maintain its qualification as a RIC and to avoid federal income tax at the level of the relevant Fund. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.

A Fund’s investment in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and certain equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing, a long-term or short-term capital gain or loss upon lapse of the option or sale of the underlying stock or security.

By contrast, a Fund’s treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These “Section 1256” positions generally include regulated futures contracts, foreign currency contracts, non-equity options and dealer equity options. Each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of that Fund’s fiscal year, and all gain or loss associated with fiscal year transactions and marked-to-market positions at fiscal year-end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within such Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of the Fund’s shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.

When a Fund holds options or contracts which substantially diminish its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by a Fund and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position, which may reduce or eliminate the operation of these straddle rules.

Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Fund as a RIC under Subchapter M of the Code.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

In order for a Fund to qualify as a RIC for any taxable year, at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, including gains from foreign currencies, and other income derived with respect to the business of investing in stock, securities or currencies. Future Treasury regulations may provide that foreign exchange gains may not qualify for purposes of the 90% limitation if such gains are not directly related to a Fund’s principal business of investing in stock or securities, or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund’s principal business of investing in stock or securities and related options or futures. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with the above requirements.

The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with this requirement.

Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a RIC satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. The Funds intend to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified if the Funds meet the foregoing requirements.

However, the failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year.

Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

Persons investing in a variable annuity contract or variable life insurance policy offered by a segregated asset account investing in a Fund should refer to the Prospectus with respect to such contract or policy for further tax information.

Information set forth in the prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation, including any application of foreign, state or local tax laws. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.

The Funds may invest in non-U.S. corporations, which may be treated as “passive foreign investment companies” (“PFICs”) under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of “excess distributions” with respect to, such equity investments. To the extent that each Fund invests in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may be excluded from PFIC treatment if they satisfy certain technical requirements under the Code. To the extent that each Fund invests in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to such Fund’s shareholders. Therefore, the payment of this tax would reduce such Fund’s economic return from its PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their standardized average annual total return, non-standardized return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Standardized average annual total return of a Fund will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Standardized average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Yield of a Fund will be computed by dividing a Fund’s net investment income per share earned during a recent one-month period by that Fund’s per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

In addition, from time to time the Funds may present their respective distribution rates in shareholder reports and in supplemental sales literature which is accompanied or preceded by a Prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Total return, whether standardized or non-standardized, and yield are functions of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by Allianz Life Insurance Co. of North America or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. Such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Manager or the Distributor voluntarily reduce all or a part of their respective fees, as further discussed in the Prospectus, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

Yields and total returns quoted for the Funds include the effect of deducting the Funds’ expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds may be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds’ yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and reviewed with, performance information for the insurance product which invests in the Funds.

YIELDS OF THE MONEY MARKET FUND

The standardized seven-day yield for the AZL Money Market Fund is computed: (1) by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in that Fund having a balance of one share at the beginning of the seven-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts; (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the account value of the AZL Money Market Fund includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any additional shares, and all fees, other than non-recurring account charges charged to all shareholder accounts in proportion to the length of the base period and assuming that Fund’s average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

YIELDS OF THE NON-MONEY MARKET FUNDS

Yields of each of the Non-Money Market Funds will be computed by analyzing net investment income per share for a recent thirty-day period and dividing that amount by a Fund share’s maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non-Money Market Funds will vary from time to time depending upon market conditions, the composition of a Fund’s portfolio and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

CALCULATION OF TOTAL RETURN

Standardized average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Standardized average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

MISCELLANEOUS

Individual Trustees are elected by the shareholders and, subject to removal by a vote of two-thirds of the Board of Trustees, serve until their successors are elected and qualified. Meetings of shareholders are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than two-thirds of the shares then outstanding.

The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management policies of the Trust.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC by payment of the prescribed duplicating fee.

Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies the Trust’s unaudited semi-annual financial statements and year-end financial statements audited by the Trust’s independent registered public accounting firm. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.

The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflict between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

FINANCIAL STATEMENTS

Audited financial statements as of December 31, 2014, are incorporated by reference to the Annual Report to shareholders, which has been previously sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report and the Funds’ latest Semi-Annual Report may be obtained without charge on the internet by accessing the Allianz Life website at https://www.allianzlife.com or upon written request from Allianz VIP Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.

PROXY VOTING POLICIES AND PROCEDURES

The proxy voting policies and procedures of the Trust, Allianz Investment Management LLC, and all of the Subadvisers are located in Appendix B to this Statement of Additional Information.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by accessing the Fund’s website at https://www.allianzlife.com or by accessing the SEC’s EDGAR database via the Internet at www.sec.gov.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

APPENDIX A

COMMERCIAL PAPER RATINGS

A Standard & Poor’s (“S&P”) commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” – Obligations are rated in the highest category indicating that the obligor’s capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated “A-1”. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” – Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

“D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” – Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” – Issuers do not fall within any of the rating categories.

The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are “D-1,” “D-2” and “D-3.” Duff & Phelps employs three designations, “D-1+,” “D-1” and “D-1-,” within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

“D-1+” – Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

“D-1” – Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

“D-1” – Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

“D-2” – Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

“D-3” – Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

“D-4” – Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

“D-5” – Issuer has failed to meet scheduled principal and/or interest payments.

Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated “F1.”

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D” – Securities are in actual or imminent payment default.

Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

“TBW-1” – This designation represents Thomson BankWatch’s highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

“TBW-2” – This designation represents Thomson BankWatch’s second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

“TBW-3” – This designation represents Thomson BankWatch’s lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

“TBW-4” – This designation represents Thomson BankWatch’s lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND LONG-TERM DEBT RATINGS

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” –An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Debt is regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – Debt is more vulnerable to non-payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to non-payment.

“C” – The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

“D” – An obligation rated “D” is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)– The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” – This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

“Ba,” “B,” “Caa,” “Ca” and “C” – Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” are of poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (-) – Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

“AAA” – Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

“AA” – Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

“A” – Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

“BBB” – Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

“BB,” “B,” “CCC,” “DD” and “DP” – Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated “BB” is deemed likely to meet obligations when due. Debt rated “B” possesses the risk that obligations will not be met when due. Debt rated “CCC” is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated “DD” is a defaulted debt obligation, and the rating “DP” represents preferred stock with dividend arrearages.

To provide more detailed indications of credit quality, the “AA,” “A,” “BBB,” “BB” and “B” ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

“AAA” – Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

“AA” – Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

“BBB” – Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

“BB” – Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

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“CCC,” “CC” and “C” – Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Bonds are in default. Securities are not meeting obligations and are extremely speculative. “DDD” designates the highest potential for recovery on these securities, and “D” represents the lowest potential for recovery.

To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

“AAA” – This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

“AA” – This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

“A” –This designation indicates that the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BBB” – This designation represents Thomson BankWatch’s lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BB,” “B,” “CCC” and “CC” – These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation.

“D” – This designation indicates that the long-term debt is in default.

PLUS (+) OR MINUS (-) – The ratings from “AAA” through “CC” may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

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APPENDIX B – PROXY VOTING POLICIES

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Proxy Voting Policy and Procedures

(effective December 1, 2010)

I.         Policy

A.  Basis for Proxy Voting. The Allianz Variable Insurance Products Trust (the “VIP Trust”) and the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust,” and together with the VIP Trust, the “Trusts”) seek to vote proxies received with respect to the securities held by one or more of their outstanding series (each, a “Fund”) in a manner that is most likely to maximize the monetary value of the holdings of the relevant Fund and to maximize the likelihood of a favorable investment return.

B.  Delegation of Proxy Voting. The Board of Trustees (the “Board”) of the Trusts recognizes that the right to vote a proxy with respect to the securities that each Fund holds is an asset of that Fund and that the oversight of the effective management of this asset is a part of the Board’s oversight responsibility and the obligations of the Trusts’ officers. The Board further recognizes that the voting of proxies is an integral part of the services provided by Allianz Investment Management LLC (“AZIM”) and by those investment advisers retained by AZIM to provide day-to-day investment management services to the Funds of the VIP Trust (each, a “Subadviser”). Accordingly, the Board hereby delegates to AZIM or to each Subadviser of a Fund of the VIP Trust, as the case may be, the responsibility for voting proxies on securities held by any Fund, the purchase and holding of which is a result of one or more investment decisions made by AZIM or such Subadviser, subject to the continuing oversight of the Board(1). In the remainder of this document, AZIM and the Subadvisers may, as appropriate, be referred to individually as a “Manager” or collectively as the “Managers.”

(1)	This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

C.  Monitoring of Proxy Voting by Subadvisers. The Board further delegates to AZIM, as an integral part of those services provided by AZIM to the VIP Trust pursuant to its agreement with the VIP Trust dated April 27, 2001, the responsibility for receiving appropriate representations that each Subadviser votes proxies received with respect to Fund securities in a manner that is consistent with such Subadviser’s fiduciary obligation to the VIP Trust and the proxy voting policies, procedures, and guidelines (“Proxy Voting Policies”) adopted by such Subadviser.

II.             Procedures

A.  Subadviser Voting Procedures; Board Oversight. The officers of the VIP Trust (or other designated agents of the VIP Trust) shall obtain from each Subadviser the Proxy Voting Policies adopted by such Subadviser. Generally, such Proxy Voting Policies shall be presented to the Board not later than the Board meeting at which the subadvisory agreement dealing with the services to be provided by the Subadviser is submitted for the Board’s review and approval. The proxy voting policies and procedures of the Managers are incorporated by reference herein. Proxy Voting Policies or a summary thereof shall be presented to the Board thereafter at least annually for its review and approval, and the officers of the VIP Trust shall use reasonable efforts to ensure that the Board is notified promptly of any material changes in the Proxy Voting Policies of each Subadviser.

B.  Specific Matters.

1.  Conflict of Interest. The Trusts recognize that there may be instances in which a Manager (or affiliated persons of a Manager) has a financial interest in a matter presented by a proxy. In reviewing the adequacy of Proxy Voting Procedures provided to the Trusts by Managers, the Trusts’ officers will evaluate the extent to which conflicts of interest have been addressed; including the extent to which the existence of pre-determined voting policies have been established such that the Manager has limited discretion in making a proxy voting decision in the event of a conflict of interest, or existence of other specific decision-making mechanisms to ensure that any decision with respect to a proposal representing a conflict between the interests of the Manager and the Trust would be effectively insulated from the conflict and the basis for such decision fully documented. In limited circumstances, a Manager may be unable to make a decision with regard to a particular proxy vote in accordance with its proxy voting policies and procedures, due to the existence of a conflict. In these circumstances, and where the Manager advises the Trust of such a conflict and its inability to vote, the Trust may direct the Manager how to vote. In

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directing a Manager how to vote, the Trust may rely on one or more of the following considerations: the advice of counsel, or an independent third party; any voting decisions being made by other Managers to the Trust on the same proxy voting decision, where a conflict does not exist; the policies and procedures of the Manager that is unable to vote due to the conflict; or any other consideration affecting the Trust.

2.  Differences Among Proxy Voting Policies. The Trusts recognize that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more Managers (such as, when more than one Fund, or two or more subportfolios of the same Fund that are managed by different Managers, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant Proxy Voting Policies will result in proxies being voted inconsistently. It is the position of the Trusts that such circumstance will not be deemed to suggest improper action on the part of any Manager.

3.  Proxy Voting for Loaned Securities. Portfolio securities of the Funds may, from time to time, be on loan through a securities lending program or securities lending arrangement with a third party (“Loaned Securities”). Voting rights that accompany Loaned Securities generally pass to the borrower of the securities. The Trusts will not attempt, or require Managers to attempt, to seek recalls of Loaned Securities solely for the purpose of voting routine proxies since such a practice could impact the returns received from a Fund’s securities lending activity and make the Fund a less desirable lender. However, when a Trust or the relevant Manager has knowledge that a proxy involves a “Material Event” (defined below) affecting Loaned Securities, the Trusts shall use or require the Managers to use reasonable efforts to recall the Loaned Security. For purposes of this provision, the term “Material Event” means a merger, acquisition, spin-off, or other similar corporate action. The Trusts’ Valuation and Investment Policy Committee (the “VIP Committee”) will review from time to time what constitutes a Material Event and shall adjust the standard as deemed necessary. The VIP Committee shall communicate its standard for what constitutes a Material Event, and any subsequent changes thereto, to the Funds’ Managers and to the Board. The Trusts, the Manager and/or the VIP Committee, as applicable, may utilize third-party service providers from time to time to assist in identifying and evaluating whether an event constitutes a Material Event, or may adopt standards found in the proxy voting policies of one or more Managers.

The Trusts recognize that the ability to timely recall shares for proxy voting purposes is not within the sole control of the Managers and requires the cooperation of the Trusts and other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting securities.

4.  Cost-Benefit Analysis Involving Voting Proxies. The Trusts recognize that there may be circumstances in which refraining from voting a proxy may be in a Fund’s best interest, such as when the Manager determines that the cost of voting a proxy exceeds any expected benefit to the Fund. For example, a Manager may refrain from voting a proxy on behalf of a Fund due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below) and timing issues related to the opening/closing of accounts. A Manager may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Manager’s ability to vote the proxy. These issues may include, but are not limited to:  (i) proxy statements and ballots being written in a foreign language; (ii) untimely notice of a shareholder meeting; (iii) requirements to vote proxies in person; (iv) restrictions on a foreigner’s ability to exercise votes; (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting; or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Managers are expected, however, to vote all such proxies on a best-efforts basis.

5.  Proxy Voting for Affiliated Underlying Funds. Certain Funds of the Trusts may invest in shares of other investment companies (“Underlying Funds”) which may be advised by the Fund’s Manager or its affiliates. In particular, the Funds of the FOF Trust, each of which is advised by AZIM, are expected to invest primarily in the shares of Underlying Funds which are advised by AZIM or its affiliates. It is the policy of the Trusts that any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in the same ratio as shares are voted by the investors of such Underlying Fund who are not affiliated with the Manager or the Trusts. In the event that the affiliated Underlying Fund has no investors who are not affiliated with the Manager or the Trusts, any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in accordance with the recommendation of the Underlying Fund’s board.

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C.  Voting Record Reporting.

1.  Maintenance of Manager Voting Records. No less than annually, the Trusts shall obtain from each Manager a record of each proxy voted with respect to portfolio securities of each Fund of the Trusts managed, in whole or in part, by that Manager during the year. This record may be provided directly by the Manager or accessed via an appropriate electronic means in the manner contemplated under relevant regulations promulgated by the Securities and Exchange Commission.

2.  Annual Filing on Form N-PX. Each of the Trusts shall file an annual report of each proxy voted with respect to securities of the Trust’s Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.

III.             Revocation

The delegation of the authority to vote proxies relating to portfolio securities of any Fund is entirely voluntary and may be revoked by either or both of the Trusts, acting by resolution of the Board, in whole or in part, at any time.

IV.             Disclosures

A.  Each of the Trusts shall include in its registration statement:

1.  A description of this policy and of the Proxy Voting Procedures, or summaries thereof, of each Manager; and

2.  A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B.  Each of the Trusts shall include in its Annual and Semi-Annual Reports to shareholders:

1.  A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to securities of the Trust’s Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

2.  A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

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ALLIANZ INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

(revised December 1, 2010)

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Allianz Investment Management LLC (“AZIM”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”)(1). AZIM serves as the investment adviser to various clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”)(2). These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of AZIM and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff.

(1)	These Policies and Procedures are adopted by AZIM pursuant to Rule 206(4)-6 under the Advisers Act. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

(2)	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

AZIM will implement these Policies and Procedures for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. AZIM’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. These Policies and Procedures also apply to any voting rights and/or consent rights of AZIM, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures(3).

(3)
For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of AZIM on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

Set forth below are AZIM’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which AZIM has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of AZIM’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

AZIM may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

AZIM seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, AZIM will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.     convening an ad-hoc committee to assess and resolve the conflict(4);

(4)	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

2.     voting in accordance with the policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client;

3.     voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.     suggesting that the client engage another party to determine how the proxies should be voted;

5.     delegating the vote to an independent third-party service provider; or

6.         voting in accordance with the factors discussed in these Policies and Procedures.

AZIM will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

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Except to the extent required by applicable law or otherwise approved by AZIM, AZIM will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, AZIM will disclose to its clients or the entity delegating the voting authority to AZIM for such clients (for example, trustees or consultants retained by the client), how AZIM voted such client’s proxy. In addition, AZIM provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by AZIM. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how AZIM voted that client’s proxies is available upon request.

Record Keeping

AZIM or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by AZIM on behalf of a client; (4) a copy of any document created by AZIM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from AZIM to any (written or oral) client request for such records. Additionally, AZIM or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by AZIM or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of AZIM or its agent.

Review and Oversight

AZIM’s proxy voting procedures are described below. AZIM’s compliance group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

1.	Receipt of Proxies by AZIM. AZIM’s operations group generally will receive notice of any proxy from registered owners of record (for example, custodian bank or other third-party service providers).

2.
Conflicts of Interest. AZIM’s operations group will engage the compliance group to review each proxy to determine whether there may be a material conflict between AZIM and its client. As part of this review, the compliance group will determine whether the issuer of the security or proponent of the proposal is a client or affiliate of AZIM, or if a client or affiliate has actively solicited AZIM to support a particular position. If no conflict exists, the operations group will forward each proxy to AZIM’s Valuation and Investment Policy Committee (the “VIP Committee”). However, if a conflict does exist, AZIM’s compliance group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3.	Vote. The VIP Committee will review the information, will vote the proxy in accordance with these Policies and Procedures, and will return the voted proxy to AZIM’s operations group.

4.
Transmittal to Third Parties. AZIM will document the VIP Committee’s decision for each proxy received in a format designated by the custodian bank or other third party service provider. AZIM will maintain a log of all corporate actions, including proxy voting, that indicates, among other things, the date the notice was received and verified, AZIM’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date, and any action taken.

5.
Information Barriers. Certain entities controlling, controlled by, or under common control with AZIM (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer, and investment banking activities. AZIM personnel and AZIM’s agents are prohibited from disclosing information regarding AZIM’s voting intentions to any Affiliate. Any AZIM personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which AZIM or its delegate intend to vote on a specific issue must terminate the contact and notify the compliance group immediately.

Certain personnel performing duties for AZIM also are employed by and perform duties for Allianz Life Insurance Company of North America (“AZL”), which owns AZIM. In certain circumstances, AZIM personnel involved in the process of voting proxies on behalf of AZIM’s client may also be involved in the process of voting the same proxies

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on behalf of AZL or other Affiliates. Any such circumstances should be reported to AZIM’s compliance group, which will be responsible to ensure that the interests of AZIM’s clients are protected and that any conflicts of interest are identified and resolved.

Categories of Proxy Voting Issues

In general, AZIM reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. AZIM considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. AZIM may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because AZIM believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of AZIM’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of AZIM, and a non-exhaustive list of factors that AZIM may consider in determining how to vote the client’s proxies.

Board of Directors

1.
Independence. AZIM may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation, and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2.
Director Tenure and Retirement. AZIM may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3.
Nominations in Elections. AZIM may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4.
Separation of Chairman and CEO Positions. AZIM may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5.
D&O Indemnification and Liability Protection. AZIM may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (for example, negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6.
Stock Ownership. AZIM may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his/her duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1.
Contested Director Nominations. AZIM may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2.
Reimbursement for Proxy Solicitation Expenses. AZIM may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3.	Ability to Alter the Size of the Board by Shareholders. AZIM may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

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4.
Ability to Remove Directors by Shareholders. AZIM may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5.
Cumulative Voting. AZIM may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6.
Supermajority Shareholder Requirements. AZIM may consider all relevant factors, including but not limited to, limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1.
Classified Boards. AZIM may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2.
Poison Pills. AZIM may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3.
Fair Price Provisions. AZIM may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (for example, supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1.
Stock Authorizations. AZIM may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2.
Issuance of Preferred Stock. AZIM may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3.
Stock Splits. AZIM may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4.
Reverse Stock Splits. AZIM may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1.
Stock Option Plans. AZIM may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

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2.
Director Compensation. AZIM may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3.
Golden and Tin Parachutes. AZIM may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. AZIM may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1.
Mergers and Acquisitions. AZIM may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. AZIM may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2.
Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, AZIM may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, AZIM may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, AZIM may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

Except as otherwise provided in the following paragraph, for a client that is invested in an investment company, AZIM votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by AZIM or its affiliates, if there is a conflict of interest that may be presented when voting for the client (for example, a proposal to approve a contract between AZIM and the investment company), AZIM will resolve the conflict by doing any one of the following: (i) voting in accordance with the written policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1.
Election of Directors or Trustees. AZIM may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2.
Converting Closed-End Fund to Open-End Fund. AZIM may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3.
Proxy Contests. AZIM may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4.
Investment Advisory Agreements. AZIM may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) total return performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

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5.
Policies Established in Accordance with the 1940 Act. AZIM may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6.
Changing a Fundamental Restriction to a Non-Fundamental Restriction. AZIM may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7.
Rule 12b-1 Plans. AZIM may consider the following when voting on a proposal to approve a Rule 12b-1 Plan: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8.
Names Rule Proposals. AZIM may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9.
Disposition of Assets/Termination/Liquidation. AZIM may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10.
Changes to Charter Documents. AZIM may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11.
Changing the Domicile of a Fund. AZIM may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12.
Change in Fund’s Subclassification. AZIM may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1.
Waivers and Consents. AZIM may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities that are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2.
Voting on Chapter 11 Plans of Liquidation or Reorganization. AZIM may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1.
Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” AZIM may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) AZIM’s responsibility to consider actions before supporting them.

2.
Equal Access. AZIM may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

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3.
Charitable Contributions. AZIM may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4.
Special Interest Issues. AZIM may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

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BLACKROCK

Proxy Voting Policies and Procedures

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world.  BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds.  Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients.  We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests.  Effective voting rights are central to the rights of ownership and there should be one vote for one share.  Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws.  Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure.  In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed.  The board should provide direction and leadership to the management and oversee management’s performance.  Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings.  Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions.  Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market.  However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally.  We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances.  We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship.  These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation.  Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures.  Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles.  The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations.  Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation.  We discuss below the principles under six key themes.  In our regional and market-specific voting guidelines we explain how

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these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

Boards and directors

Auditors and audit-related issues

Capital structure, mergers, asset sales and other special transactions

Remuneration and benefits

Social, ethical and environmental issues

General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders.  Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice.  In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed.  Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives.  There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests.  Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company.  For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by: establishing an appropriate corporate governance structure; supporting and overseeing management in setting strategy; ensuring the integrity of financial statements; making decisions regarding mergers, acquisitions and disposals; establishing appropriate executive compensation structures; and addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted.  Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders.  We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members.  Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis.  We assess directors nominated for election or re-election in the context of the composition of the board as a whole.  There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee.  We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders.  Common impediments to independence may include but are not limited to: current employment at the company or a subsidiary; former employment within the past several years as an executive of the company; providing substantial professional services to the company and/or members of the company’s management; having had a substantial business relationship in the past three years; having, or representing a shareholder with, a substantial shareholding in the company; being an immediate family member of any of the aforementioned; and interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it.  Where the chairman is also the CEO or is otherwise not independent the company should have an

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independent lead director.  The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations.  The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members.  BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning.  In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors.  We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors.  BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters.  In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition.  We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function.  We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management.  To that end, we believe it is important that auditors are, and are seen to be, independent.  Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained.  Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors.  Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders.  Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it.  We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value.  We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length.  We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own.  Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction.  In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights.  Such mechanisms can serve to protect and entrench interests other than those of the shareholders.  We believe that shareholders are broadly capable of making decisions in their own best interests.  We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns.  We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize.  We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice.  We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures.

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We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders.  We are not supportive of one-off or special bonuses unrelated to company or individual performance.  We support incentive plans that pay out rewards earned over multiple and extended time periods.  We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance.  Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract.  Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf.  It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed.  This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company.  The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place.  This helps shareholders assess how well management is dealing with the SEE aspects of the business.  Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately.  Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters.  In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients.  We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate.  They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest.  In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these.  The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management.  BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders. BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes.  This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function.  BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals.  All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused

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committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group.  The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines.  The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate.  The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance.  The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast.  The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.  BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority.  BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market.  The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees.  The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund's portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies.  These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.  We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis.  In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts.  In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment.  Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

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Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates.  Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context.  The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees.  The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities.  In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder.  Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met.  The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.  The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.  Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests.  The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes.  Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted.  Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions.  In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest.  These Guidelines are not intended to be exhaustive.  BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.  As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

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Reporting

We report our proxy voting activity directly to clients and publically as required.  In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

June 2014

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THE BOSTON COMPANY – MELLON FINANCIAL CORPORATION

Summary of the Proxy Voting Policy, Procedures and Guidelines

Adviser, through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon’s”) Proxy Policy Committee (“PPC”), applies BNY Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of client accounts over which it has been delegated the authority to vote proxies.

Adviser recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts.  An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best financial and economic interest of its clients and precludes the adviser from subrogating the clients’ interests to its own.  In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best financial and economic interests of the fund and its shareholders.

Adviser seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors.  Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Adviser or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Adviser’s and its affiliates’ discretion.

All proxies received by Adviser are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon’s or Adviser’s policies on specific issues.  Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information.  With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.  In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals.  The PPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote.  However, the PPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues.  Responsiveness will be measured by management’s efforts to address the particular social issue, including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company.  The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request.  Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

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FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

Proxy Voting Policies

Federated’s general policy is to cast proxy votes in favor of proposals that Federated anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that Federated believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether Federated supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally Federated will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  Federated will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally Federated will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  Federated will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally Federated will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, Federated will vote proxies relating to proposed mergers, capital reorganizations and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  Federated will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  Federated will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, Federated may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if Federated decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though Federated typically votes against such measures in other contexts.

Federated generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  Federated believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, Federated will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), Federated will not vote proxies for such shares.

Proxy Voting Procedures

Federated has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to Federated by the Board in accordance with the proxy voting policies.  Federated has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy

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Committee believes is consistent with Federated’s general policy.  GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions.  However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

Federated has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of Federated or Distributor.  This may occur where a significant business relationship exists between Federated (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

Federated has implemented the following procedures in order to avoid concerns that the conflicting interests of Federated have influenced proxy votes.  Any employee of Federated who is contacted by an Interested Company regarding proxies to be voted by Federated must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how Federated will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of Federated with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, Federated voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Fund holds shares of another investment company for which Federated (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of Federated at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on Form N-PX of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available from the EDGAR database on the SEC’s website at www.sec.gov.

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FRANKLIN TEMPLETON

Franklin Advisers, Inc.

Franklin Mutual Advisors, LLC

Templeton Global Advisors Limited

PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

[Insert Name of Franklin/Templeton Adviser Entity] (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940.  To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser.  The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

*Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service.  These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS's and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider

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recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. Rather, Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client(1) of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;(2)

3.
The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);(3)

4.	The issuer is a significant executing broker dealer;(4)

5.	An Access Person(5) of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.
A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member(6) of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

(1)
For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates.  Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

(2)	The top 50 vendors will be considered to present a potential conflict of interest.

(3)
The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest.  In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

(4)	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

(5)         “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

(6)         The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.  The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the

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Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting dateThe Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances:  (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law.  Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

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GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients.  These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.  The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests.  Investment Manager believes that executive compensation should be directly linked to the performance of the company.  Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

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Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.  The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Governance Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes Investment Manager’s approach to consideration of environmental, social and governance issues within Investment Manager’s processes and ownership practices.

In Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use

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of company resources. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets.  Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets.  As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers.  As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. Investment Manager may also enter a "withhold" vote on the election of certain

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directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

1.
The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager.  The Proxy Group will periodically review and update this list.  If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.
The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.
In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.
The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.
After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.
The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date.  However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.
With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.
The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.
If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities.  However, there can be no

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guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities.  Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue.  Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.
The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs.   The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster.  Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.
The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.
The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed.  Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of

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proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such investment company voting records with the SEC.

As of January 5, 2015

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GATEWAY INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY

1.1         Overview

This proxy voting policy and related procedures apply to clients who desire Gateway Investment Advisers, LLC (Gateway) to vote proxies on their behalf, including registered investment companies advised (or sub-advised) by Gateway.  Questions regarding this policy should be directed to Gateway’s CCO.

1.2         Introduction

Gateway recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as “Clients”.  Gateway, in turn, has retained Institutional Shareholder Services (“ISS”) as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway.

1.3         Role of Proxy Voting Agent

Gateway has engaged ISS, an independent proxy voting service, to assist in the voting of proxies.  ISS is responsible for coordinating with each Client’s custodian, to ensure that all proxy ballots relating to a Client’s portfolio are processed in a timely manner.  ISS, with its vast research capabilities, has developed its U.S. and global proxy voting guidelines, which provide vote recommendations for proxy voting that are designed to serve the best interests of investors.  These guidelines outline the rationale for determining how particular issues should be voted. Gateway’s CIO will, on an annual bases, determine whether ISS’ U.S. and global proxy guidelines continue to be in the best interest of Gateway’s Clients.  Gateway will instruct ISS to vote in accordance with these guidelines unless the following conditions apply:

1.
Gateway’s portfolio management team has decided to override the ISS vote recommendation for a Client(s) based on its own determination that the Client(s) would best be served with a vote contrary to the ISS recommendation based on Gateway’s analysis of ISS’s vote recommendation.  Such decision(s) will be documented by Gateway and communicated to ISS.  Gateway’s CIO will determine, on an annual basis, as to which classification level an ISS vote recommendation should be analyzed by Gateway;

2.
ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted.  In these instances, Gateway, through its portfolio management team, will document the reason(s) used in determining a vote and communicate Gateway’s voting instruction to ISS.  Gateway will generally seek to vote in accordance with ISS’s guidelines; or

3.
If voting on any particular security compromises Gateway’s ability to later transact in such security (e.g. shareblocking practices) or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote (e.g. non-U.S. security restrictions), then Gateway will abstain from voting on a particular security.

1.4         Conflicts of Interest

From time to time, Gateway or an employee or another affiliate of Gateway may have a conflict of interest with respect to a proxy vote.  A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Only in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine and record how the proxies in question shall be voted and such determinations shall be recorded with ISS.

1.5 Due Diligence of Proxy Adviser

Gateway will follow formalized procedures to undertake continuing due diligence of ISS, both in the areas of research and the administrative tasks of proxy voting.

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1.6         Record Retention Requirements

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:

1.        This Gateway proxy voting policy;
2.        Records of Clients’ written requests for this policy and/or their voting record;
3.        Gateway’s written response to such written or oral requests; and
4.
A copy of any document created by Gateway that was material to making a decision in those instances where ISS does not make a vote recommendation or where Gateway’s portfolio management team votes contrary to ISS’s recommendation.

ISS will make and retain, on Gateway’s behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request), the following documents:

1.        A copy of a proxy statement(3);
2.        A record of each vote cast by Gateway on behalf of a Client; and
3.	A copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision.

*Gateway may also rely on obtaining a copy from the EDGAR system

1.7         How to Obtain Voting Information

At any time, a Client may obtain this Proxy Voting Policy along with ISS’s Proxy Voting Guidelines Summary and his or her voting record upon the Client’s written or oral request to Gateway.

Effective Date:  February 15, 2008, revised December 11, 2008, revised February 18, 2015

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INVESCO ADVISERS, INC.

PROXY POLICIES AND PROCEDURES

I.1.           PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. ("Invesco").

A.  GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process.  Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints.  Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

•
maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

•
reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B.  OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration – In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”).  The IUPAC is an investments -driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or an investment professional has a personal conflict of interest with an issuer whose proxy he or she is charged with voting.  Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages.  In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration group performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages.  When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees.  IUPAC conducts semi-annual, in-person policy roundtables with key heads of research

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from ISS and GL to ensure transparency, dialogue and engagement with the firms.  These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.  Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors.  ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists.  The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement.  Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements.  Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues.  Investment professionals also use the platform to access third-party proxy research.

C. PROXY VOTING GUIDELINES (the “Guidelines”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues.  The guidelines are not intended to be exhaustive or prescriptive.  As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above.  Individual proxy votes therefore will differ from these guidelines from time to time.

I.           Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders.  Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability.  Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance. Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies.  In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors.  In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members. Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a

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company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors. Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements. Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors. Invesco generally withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Shareholder access. On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.  Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II.           Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth.  Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans. Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans. Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we generally oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, it is necessary to note that IUPAC can and does evaluate some severance agreements on a case-by-case basis.

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III.           Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.           Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.           Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.           Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value.  Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others.  While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.           Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports the board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.  EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional Clients or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless a Client, ERISA or non-ERISA, retains, in writing, the right to vote or the named fiduciary (e.g., the plan sponsor) of a Client retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”).  In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process.  Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.  In addition, there may be instances in which

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Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so.  Particular examples of such instances include, but are not limited to, the following:

•
When securities are participating in the securities lending program, Invesco makes a determination of whether to terminate the loan by weighing the benefit to the Clients of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.  In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with enough time and enough information to make a voting decision sometimes precludes Invesco’s ability to vote proxies.

•
A requirement of some non-U.S. companies that in order to vote a proxy a representative in person must attend the proxy meeting.  Invesco makes a determination as to whether the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable  and governance-minded practices of the local market.

E.           Resolving potential conflicts of interest

Firm Level Conflicts of Interest.                                                                           A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship.  Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting of Proxies Related to Invesco Ltd. In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal Conflicts of Interest. If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.           Recordkeeping

The Investments Administration team will be responsible for all Proxy Voting record keeping.

G.           Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

Updated: October 2014

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J.P. MORGAN INVESTMENT MANAGEMENT INC.

Global Proxy Voting

Procedures and Guidelines for North America

Global Proxy Voting

Procedures and Guidelines

for North America

2012 Edition

April 1, 2012

Part I:  JPMorgan Asset Management Global

Proxy Voting Guidelines.

The Board of Trustees has delegated to JPMIM and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated adviser have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote.  When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, JPMorgan Asset Management’s Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

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•
Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•
Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote.  In certain instances,  it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

•
Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•
JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•
JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•
JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	JPMIM will generally vote against anti-takeover devices.

•	Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•
JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) unilaterally adopt a litigation fee-shifting by-law without shareholder approval; (f) are insiders and affiliated outsiders on boards that are not at least majority independent; or (g) are CEOs of publically-traded companies who serve on more than three public boards or serve on more than four public company boards.  In addition, votes are generally withheld for directors who serve on committees in certain

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•
cases.  For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls.

•
JPMIM considers vote proposals with respect to compensation plans on a case-by-case basis.  The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies.  Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

•
JPMIM votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMIM votes against proposals for a super-majority vote to approve a merger.

•
JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•
JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

•
JPMIM generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMIM votes on a case by case basis.

•
JPMIM generally supports management disclosure practices for environmental issues except for those companies that have been involved in significant controversies, fines or litigation related to environmental issues.

JPMIM reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

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MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2015

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.           Voting Guidelines;

B.           Administrative Procedures;

C           Records Retention; and

D.	Reports.
A.      VOTING GUIDELINES

1.           General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings.  However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account.  From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

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MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.           ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments.  The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders(1). Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

(1) For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.
Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the

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e.
analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.

Except as described in the MFS Fund's prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies
Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS.  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.           Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.  The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive

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compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote.  In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.(2)  However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

(2)           From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.           Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending
From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.           Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting

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Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds.  These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.  Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

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METROPOLITAN WEST ASSET MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Summary of Subadviser’s Proxy Voting Policy: The Subadviser believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, the Subadviser has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include the Subadviser personnel from the investment, compliance, legal and marketing departments. The Subadviser also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates the Subadviser’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by the Subadviser’s clients) and helps maintain the Subadviser’s proxy voting records. All proxy voting and record keeping by the Subadviser is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. The Proxy Committee shall periodically review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with the Subadviser’s clients’ best interests. In certain limited circumstances, particularly in the area of structured financing, the Subadviser may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, the Subadviser will vote in accordance with its contractual obligations. In the event that the Subadviser inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for the Subadviser to determine the identity of the client, the Subadviser will promptly forward such materials to the client.

As a matter of firm policy, the Subadviser does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

Philosophy

When voting proxies, the Subadviser’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by the Subadviser’s clients. The Subadviser’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of the Subadviser’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of the Subadviser management, the Proxy Committee, and an Outside Service.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote will provide a written rationale for doing so and that rationale will be in the vote notes of the proxy when it is voted. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to the Subadviser’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in the Subadviser’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will obtain the approval of the Subadviser’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for the Subadviser’s clients, the primary means by which the Subadviser will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by the Subadviser’s clients, as outlined below. If a potential conflict of interest arises and

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there is no predetermined vote, or the Guidelines (or any applicable the Subadviser client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then the Subadviser will undertake the following analysis:

Where the issuer soliciting proxy votes is itself a client of the Subadviser’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of the Subadviser’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to the Subadviser based on the level of assets under management and other relevant facts and circumstances. Where the relationship is deemed material, the Subadviser will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Where an employee of the Subadviser sits on the Board of a public company, the Proxy Specialist will determine whether such Board member is the portfolio manager for the account holding the security, or whether the Board member has spoken with the portfolio managers for the account holding the security. If either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

Where the issuer is an affiliate of the Subadviser, the Subadviser will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast

Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

International Proxy Voting

While the Subadviser utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting.
Furthermore, the operational hurdles to voting proxies vary by country. As a result, the Subadviser considers whether or not to vote an international proxy based on the particular facts and circumstances. However, when the Subadviser believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, the Subadviser will make every reasonable effort to vote such proxies.

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MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

September 2014
I.           POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In addition to voting proxies at portfolio companies, MSIM routinely engages with the management and may also engage with the  board, of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.           GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein).  The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see

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Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.           Routine Matters.

We generally support routine management proposals.  The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•
Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported. Also, we do not support proposals that allow companies to call a special meeting with a short-time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.
1.
Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.
We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.
We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.
At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors

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ii.	including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.
iii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
c.
Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.
f.
We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.
In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.  We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
i.
We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.
We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.
We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.
Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.
Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.
5.
Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.
7.
Reimbursement for dissident nominees:  We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.
Proposals to elect directors more frequently:  In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this

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9.
change given particular circumstances at the company at the time of the vote on such proposal.  As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

10.
Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.)  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

11.
Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.  In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

12.
Director retirement age and term limits:  Proposals setting or recommending  director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

13.
Proposals to limit directors’ liability and/or broaden indemnification of officers and directors:  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.           Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.           Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account.  Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection.  We also analyze proxy contests on a case-by-case basis.

E.           Changes in capital structure.

1.	We generally support the following:
•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•
U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•
U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•
Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority.  We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

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•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•
Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•
Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•
Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.           Takeover Defenses and Shareholder Rights.

1.
Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.
Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.
Shareholders right to call a special meeting:  We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
5.
Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.
Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.           Auditors.   We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered

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from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.           Executive and Director Remuneration.

1.	We generally support the following:
•
Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•
Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•
Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3.
In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to add a double-trigger change-in-control provision. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.
Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
6.
We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.
Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.
Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.           Social, Political and Environmental Issues.  Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and

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environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value.  We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.           Funds of Funds. Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds.  If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III.           ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy.  The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”).  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.           Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.           Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

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1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
3.
Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.
If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.           Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years.  To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP or Private Investment Partners Inc. ("AIP"):  (i) closed-end funds registered under the Investment Company Act of 1940, as amended, (ii) discretionary separate accounts; (iii) unregistered funds; (iv) and non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service.

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team, the Private Equity Real Estate Fund of Funds investment team or the Hedge Funds Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.
Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and

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2.
collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

3.
Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then  AIP  may exercise  its voting rights with respect to such matter.

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NFJ INVESTMENT GROUP LLC

PROXY VOTING SUMMARY

ALLIANZ GLOBAL INVESTORS U.S. L.P.
PROXY VOTING POLICY AND PROCEDURES
NFJ INVESTMENT GROUP LLC VERSION
Version 1.3 -Effective August 1, 2003 Revised December 31, 2007

General Policy

NFJ Investment Group LLC (“NFJ”) votes proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself.  This policy is designed and implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interest of NFJ’s clients and in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940, other applicable rules of the Securities and Exchange Commission and NFJ’s fiduciary obligations.  When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby NFJ has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.  These include:

Exercising responsibility for voting decisions;

Resolving conflicts of interest;

Making appropriate disclosures to clients;

Creating and maintaining appropriate records;

Providing clients access to voting records; and

Outsourcing the proxy voting administrative process.

Responsibility for Voting Decisions

Exercise of shareholder voting rights is an investment decision.  Accordingly, it is the responsibility of NFJ’s senior management to ensure that voting decisions are organized and conducted in accordance with portfolio objectives and any applicable legal requirements. In order to ensure that this obligation is carried out, the senior management of NFJ has designated a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”).  The Proxy Committee is comprised of NFJ professionals as provided for in the charter of the Proxy Committee.  The Proxy Committee shall have the responsibility for oversight of the proxy voting process for all NFJ clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter.  To the extent a client instructs NFJ to direct voting on a particular issue, the Proxy Committee shall evaluate such request on a case-by-case basis.

The Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

Establish NFJ’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties.

To the extent the proxy guidelines do not cover potential proxy voting issues, discuss and determine the process for determining how to vote such issues.

Develop a process for the resolution of voting issues that require a case-by-case analysis or involve a conflict of interest (including the involvement of the appropriate investment professionals as necessary) and monitor such process.

Vote or engage a third party service provider to vote proxies in accordance with NFJ’s guidelines.

Document, in the form of a report, the resolution of any conflicts of interest between NFJ and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

Approve and monitor the outsourcing of voting obligations to third-parties.

Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

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The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote

When an investment management or client relationship is established, the obligation of NFJ to vote may be inherent in the relationship or, in some cases, implied as a matter of law.  In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.  To the extent a client wishes to retain voting authority, the client specifically must do so in writing.

Voting Proxies

Written Proxy Voting Guidelines

NFJ shall establish general voting guidelines for recurring proposals (“Voting Guidelines”). The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances. The Proxy Committee or its delegate (typically, an investment professional on the Proxy Committee) shall review the Voting Guidelines periodically. In addition, the Proxy Committee or its delegate (typically, an investment professional on the applicable strategy team) may make the determination regarding how to vote a proxy on a case-by-case basis.

Abstention from Voting Proxies

NFJ may abstain or refrain from voting a client proxy on behalf of its clients’ accounts under certain circumstances.  These include:

When the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant;

When voting the proxy would unduly impair the investment management process;

When the cost of voting the proxies outweighs the benefits or is otherwise impractical;

When the issuer whose management is soliciting the proxy (or other proponent of the proxy) is an affiliate of NFJ.

Logistical Considerations

NFJ may refrain from voting a proxy due to logistical or other considerations that may have a detrimental effect on NFJ’s ability to vote such a proxy.  These issues may include, but are not limited to:  (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on foreigner’s ability to exercise votes, (5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (e.g. share blocking) or (6) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

Securities on Loan

Registered investment companies that are advised or sub-advised by NFJ as well as certain other advisory clients may participate in securities lending programs.  Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote.  NFJ believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client.  NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program.  If a client has decided to participate in a securities lending program, NFJ will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace.  If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.

Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action.  The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary.  NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

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The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Resolving Conflicts of Interest

NFJ may have conflicts that can affect how it votes its clients’ proxies.  For example, NFJ may advise a pension plan whose management is sponsoring a proxy proposal.  NFJ’s clients that exercise voting rights themselves may also have conflicting views with NFJ on the appropriate manner of exercising shareholder voting rights in general or in specific circumstances. Regardless, votes shall only be cast in the best economic interests of clients in a manner intended to enhance the economic value of the underlying portfolio securities.  NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client. The Proxy Committee is responsible for addressing how NFJ resolves material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

NFJ shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement.  The delivery of this statement can be made in the Form ADV, Part 2A Brochure or under separate cover.

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law, NFJ will keep the following records:

Copies of NFJ’s Proxy Voting Policy and Procedures;

Copies or records of each proxy statement received with respect to clients’ securities for whom NFJ exercises voting authority; records of votes cast on behalf of clients;

Records of each vote cast as well as certain records pertaining to NFJ’s decision on the vote;

Records of written client requests for proxy voting information; and

Records of written responses from NFJ to either written or oral client request regarding proxy voting.

Retention of Records

Records are kept for at least six years following the date that the vote was cast.  NFJ may maintain the records electronically.  Third-party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing the Proxy Voting Process

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process.  The services provided to NFJ may offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

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OPPENHEIMERFUNDS, INC.

Portfolio Proxy Voting Policies and Procedures (as of October 3, 2013) and
Portfolio Proxy Voting Guidelines (as of March 26, 2013)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “Portfolio Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) and the following advisory affiliates of OFI, OFI Global Institutional, Inc., OFI Private Investments Inc. and HarbourView Asset Management Corporation (individually, an “OFI Adviser”). Unless noted otherwise and for ease of reference, OFI and each OFI Adviser are collectively referred to herein as “OFI”.

OFI will follow these Policies, Procedures and Guidelines in voting portfolio proxies relating to securities held by clients, which may include, but is not limited to, separately managed accounts, collective investment trusts, 529 college savings plans, and registered and non-registered investment companies advised or sub-advised by an OFI Adviser  (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A.           Funds for which OFI has Proxy Voting Responsibility

OFI Registered Funds.  Each Board of Directors/Trustees (the “Board”) of the Funds registered with the U.S. Securities and Exchange Commission (“SEC”) and advised by OFI (“OFI Registered Funds”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision. Any reference herein to “Board” shall only apply to OFI Registered Funds.

Sub-Advised Funds.  OFI also serves as an investment sub-adviser for a number of Funds registered with the SEC and not overseen by the Boards (“Sub-Advised Funds”).  Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.  When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Funds. OFI also serves as an investment adviser for a number of Funds that are not identified as Registered Funds or Sub-Advised Funds, which may include, but are not limited to, separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (“Other Funds”). Generally, pursuant to contractual arrangements between OFI and those Other Funds, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Funds.

B.           Proxy Voting Committee

 OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.  The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.     Administration and Voting of Portfolio Proxies

1.           Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders.   In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences.  Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines. If a portfolio manager requests that OFI vote in a manner inconsistent with the Guidelines, the portfolio manager must submit his/her rationale for voting in this manner to the Committee.  The Committee will review the portfolio manager’s rationale to determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders).

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds.  Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

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  From time to time, a Fund may be asked to enter into an arrangement, in the context of a corporate action (e.g., a corporate reorganization), whereby the Fund becomes contractually obligated to vote in a particular manner with respect to certain agenda items at future shareholders’ meetings.  To the extent practicable, portfolio managers must notify the Committee of these proposed arrangements prior to contractually committing a Fund to vote in a set manner with respect to future agenda items.  The Committee will review these arrangements to determine that such arrangements are in the best interests of the Funds (and, if applicable, their shareholders), and the Committee may ask a portfolio manager to present his/her rationale in support of their proposed course of action.

2.            Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines.  As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis.  OFI bears ultimate responsibility for how portfolio proxies are voted.  Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines.   The proxy voting agent also will assist OFI in maintaining records of OFI’s and the OFI Registered and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.             Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates.  To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships.   A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;
•	a company that is a significant selling agent of OFI’s products and services solicits proxies;
•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or
•	OFI and the company have a lending or other financial-related relationship.
In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.  The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”).   In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•
If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines. If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines, or if the Guidelines provide discretion to OFI on how to vote (i.e., on a case-by-case basis), OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent.

•
With respect to proposals of a company on the Conflicts List where a portfolio manager has requested that OFI vote (i) in a manner inconsistent with the Guidelines, or (ii) if the proposal is not specifically addressed in the Guidelines, in a manner inconsistent with the proxy voting agent’s general recommended guidelines, the Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from

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•	the business relationship, and to the Committee’s knowledge, whether OFI has been contacted or influenced by the company in connection with the proposal.
If none of the previous procedures provides an appropriate voting recommendation, the Committee may: (i) determine how to vote on the proposal; (ii)  recommend that OFI retain an independent fiduciary to advise OFI on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.             Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures.  In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.”  Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security.  In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting.  Accordingly, OFI may determine not to vote such securities.  If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.            Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties.  Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.           Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Registered Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Registered Funds (the “Fund of Funds”).  Accordingly, the Fund of Funds is a shareholder in the underlying OFI Registered Funds and may be requested to vote on a matter pertaining to those underlying OFI Registered Funds.   With respect to any such matter the Fund of Funds shall vote its shares on each matter submitted to shareholders of the underlying OFI Registered Funds for a vote in accordance with the recommendation of the board of trustees of the underlying OFI Registered Fund, except as otherwise determined by the board of trustees of the Fund of Funds.

D.           Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board of OFI Registered Funds describing:

•
any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.
In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

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•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.
E.           Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary.  Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.           Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards of the OFI Registered Funds are attached as Appendix A.  The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede.  Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Adopted as of the Dates Set Forth Below by:

Approved by the New York Board of the Oppenheimer Funds on August 9, 2013.
Approved by OFI’s Proxy Voting Committee on September 19, 2013.
Approved by the Denver Board of the Oppenheimer Funds on August 20, 2013.
Ratified by OFI’s Legal and Compliance Departments on October  3, 2013.

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Appendix A

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY AFFILIATES
PORTFOLIO PROXY VOTING GUIDELINES
(dated as of March 26, 2013)

1.0           OPERATIONAL ITEMS

 1.1.1                  Amend Quorum Requirements.
•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
1.1.2           Amend Articles of Incorporation/Association or Bylaws

•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.
•	Vote FOR bylaw/charter changes if:
o	shareholder rights are protected;
o	there is a negligible or positive impact on shareholder value;
o	management provides sufficiently valid reasons for the amendments; and/or
o	the company is required to do so by law (if applicable); and
o	they are of a housekeeping nature (updates or corrections).
1.1.3           Change Company Name.

•	Vote WITH Management.
1.1.4           Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
1.1.5           Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.
1.1.6           Change in Company Fiscal Term

•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.
•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.
AUDITORS

1.2           Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
o	an auditor has a financial interest in or association with the company, and is therefore not independent;
o	fees for non-audit services are excessive;
o	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
o
poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
2.0           THE BOARD OF DIRECTORS

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2.1	Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
o	composition of the board and key board committees;
o	attendance at board meetings;
o	corporate governance provisions and takeover activity;
o	long-term company performance relative to a market index;
o	directors’ investment in the company;
o	whether the chairman is also serving as CEO;
o	whether a retired CEO sits on the board.
o	whether the company or director is targeted in connection with public "vote no" campaigns.
•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). These instances include directors who:
o	attend less than 75% of the board and committee meetings without a valid excuse;
o	implement or renew a dead-hand or modified dead-hand poison pill;
o	failed to adequately respond to a majority supported shareholder proposal;
o	failed to act on takeover offers where the majority of the shareholders tendered their shares;
o	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;
o	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	the non-audit fees paid to the auditor are excessive;
•
a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•
there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.
o
are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;
•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	the company fails to submit one-time transfers of stock options to a shareholder vote;
•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	the company has inappropriately backdated options; or
•	the company has egregious compensation practices including, but not limited to, the following:
▪	egregious employment contracts;
▪	excessive perks/tax reimbursements;
▪	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
▪	egregious pension/supplemental executive retirement plan (SERP) payouts;
▪	new CEO with overly generous new hire package;
▪	excessive severance and/or change in control provisions; or
▪	dividends or dividend equivalents paid on unvested performance shares or units.
o	enacted egregious corporate governance policies or failed to replace management as appropriate;

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o	are inside directors or affiliated outside directors; and the full board is less than majority independent;
o
are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

o	serve on more than five public company boards. (The term “public company” excludes an investment company.)
•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.
•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):
o	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or
o
if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.
2.2	Board Size
•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
2.3	Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.
•
Vote FOR proposals to repeal classified boards and to elect all directors annually.  In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting
•	Vote FOR proposal to eliminate cumulative voting.
•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).
2.5           Establishment of Board Committees

•
Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company's governance structure.

2.6           Require Majority Vote for Approval of Directors

•
OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7           Director and Officer Indemnification and Liability Protection

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•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
•
Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•
Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•
Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
o	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and
o	only if the director’s legal expenses would be covered.
2.8           Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.
2.9           Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
2.10           Independent Chairman (Separate Chairman/CEO)

•
Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.  This should include all of the following:

o	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
o	two-thirds independent board;
o	all-independent key committees;
o	established governance guidelines;
o
the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

o	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:
•	egregious compensation practices;
•	multiple related-party transactions or other issues putting director independence at risk;
•	corporate and/or management scandal;
•	excessive problematic corporate governance provisions; or
•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.
2.11           Majority of Independent Directors/Establishment of Committees

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•
Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent.  NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
•
For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

o	the applicable listing standards determination of such director’s independence;
o	any operating ties to the firm; and
o	if there are any other conflicting relationships or related party transactions.
•
A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director.  However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

o	the terms of the agreement;
o	the duration of the standstill provision in the agreement;
o	the limitations and requirements of actions that are agreed upon;
o	if the dissident director nominee(s) is subject to the standstill; and
o	if there are any conflicting relationships or related party transactions.
2.12 Require More Nominees than Open Seats

•	Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.
2.13           Open Access

•
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.14           Stock Ownership Requirements

•
Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board.  While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
•	actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.
•	problematic pay practices, current and past.
2.15           Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.
3.0           PROXY CONTESTS

3.1           Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
o	long-term financial performance of the target company relative to its industry;
o	management’s track record;
o	background to the proxy contest;
o	qualifications of director nominees (both slates);
o	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
o	stock ownership position.

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3.2           Reimbursing Proxy Solicitation Expenses

•
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.  In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3           Confidential Voting

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.
4.0           ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1           Advance Notice Requirements for Shareholder Proposals/Nominations.

•
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2           Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
4.3           Poison Pills

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
o	20% or higher flip-in or flip-over;
o	two to three-year sunset provision;
o	no dead-hand, slow-hand, no-hand or similar features;
o
shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

o	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;
o	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:
the trigger (NOL pills generally have a trigger slightly below 5%);
the value of the NOLs;
the term;
shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
other factors that may be applicable.
4.4           Net Operating Loss (NOL) Protective Amendments

•	OFI will evaluate amendments to the company's NOL using the same criteria as a NOL pill.
4.5           Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•
Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.

4.6           Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

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•
Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7           Establish Shareholder Advisory Committee

•	Vote on a CASE-BY-CASE basis.
4.8           Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.
5.0           MERGERS AND CORPORATE RESTRUCTURINGS

5.1           Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
5.2           Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o	purchase price;
o	fairness opinion;
o	financial and strategic benefits;
o	how the deal was negotiated;
o	conflicts of interest;
o	other alternatives for the business; and
o	non-completion risk.
5.3           Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
o	impact on the balance sheet/working capital;
o	potential elimination of diseconomies;
o	anticipated financial and operating benefits;
o	anticipated use of funds;
o	value received for the asset;
o	fairness opinion;
o	how the deal was negotiated; and
o	conflicts of interest.
5.4           Bundled Proposals

•
Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals.  If the combined effect is positive, support such proposals.

5.5           Conversion of Securities

•
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis.  When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
o	dilution to existing shareholders’ position;
o	terms of the offer;
o	financial issues;
o	management’s efforts to pursue other alternatives;

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o	control issues; and
o	conflicts of interest.
•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
5.7           Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
o	the reasons for the change;
o	any financial or tax benefits;
o	regulatory benefits;
o	increases in capital structure; and
o	changes to the articles of incorporation or bylaws of the company.
•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
o	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or
o	adverse changes in shareholder rights.
5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
o	offer price/premium;
o	fairness opinion;
o	how the deal was negotiated;
o	conflicts of interests;
o	other alternatives/offers considered; and
o	non-completion risk.
•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
o	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
o	cash-out value;
o	whether the interests of continuing and cashed-out shareholders are balanced; and
o	the market reaction to public announcement of the transaction.
5.9           Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
o	percentage of assets/business contributed;
o	percentage of ownership;
o	financial and strategic benefits;
o	governance structure;
o	conflicts of interest;
o	other alternatives; and
o	non-completion risk.
5.10           Liquidations

•
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.
5.11           Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
o	prospects of the combined company anticipated financial and operating benefits;

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o	offer price (premium or discount);
o	fairness opinion;
o	how the deal was negotiated;
o	changes in corporate governance;
o	changes in the capital structure; and
o	conflicts of interest.
5.12           Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
o	dilution to existing shareholders’ position;
o	terms of the offer;
o	financial issues;
o	management’s efforts to pursue other alternatives;
o	control issues; and
o	conflicts of interest.
•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
5.13           Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
o	tax and regulatory advantages;
o	planned use of the sale proceeds;
o	valuation of spinoff;
o	fairness opinion;
o	benefits to the parent company;
o	conflicts of interest;
o	managerial incentives;
o	corporate governance changes; and
o	changes in the capital structure.
5.14           Value Maximization Proposals

•
Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.  These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15           Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).
5.16           Special Purpose Acquisition Corporations (SPACs)

•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:
o	valuation;
o	market reaction;
o	deal timing;
o	negotiations and process;
o	conflicts of interest;
o	voting agreements; and
o	governance.
6.0           STATE OF INCORPORATION

6.1           Control Share Acquisition Provisions

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•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.
6.2           Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.
6.3           Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.
6.4           Fair Price Provisions

•
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
6.5           Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.
6.6           Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
6.7           Reincorporation Proposals

•
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
6.8           Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
6.9           State Anti-takeover Statutes

•
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0           CAPITAL STRUCTURE

7.1           Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.
7.2           Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:
o	specific reasons/rationale for the proposed increase;
o	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
o	the board’s governance structure and practices; and
o	risks to shareholders of not approving the request.

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•
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

7.3           Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
o	it is intended for financing purposes with minimal or no dilution to current shareholders; and
o	it is not designed to preserve the voting power of an insider or significant shareholder.
7.4           Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
7.5           Preemptive Rights

•
Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights.  In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6           Preferred Stock

•
OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is "blank check" (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or "declawed" (preferred stock that cannot be used as takeover defense).

7.7           Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
o	more simplified capital structure;
o	enhanced liquidity;
o	fairness of conversion terms;
o	impact on voting power and dividends;
o	reasons for the reclassification;
o	conflicts of interest; and
o	other alternatives considered.
7.8           Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
•
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9           Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
7.10           Stock Distributions: Splits and Dividends

•
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11           Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive

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•
increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0           EXECUTIVE AND DIRECTOR COMPENSATION

8.1           Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.
•
OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:
o	the total cost of the company’s equity plans is unreasonable;
o	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
o
the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

o
the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

o	the plan is a vehicle for poor pay practices.
•
For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2           Director Compensation

•
Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.  On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
o	director stock ownership guidelines with a minimum of three times the annual cash retainer;
o	vesting schedule or mandatory holding/deferral period:
•	a minimum vesting of three years for stock options or restricted stock; or
•	deferred stock payable at the end of a three-year deferral period;
o	mix between cash and equity:
•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;
o	no retirement/benefits and perquisites provided to non-employee directors; and
o
detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table.  The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3           Bonus for Retiring Director

•
Examine on a CASE-BY CASE basis.  Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4           Cash Bonus Plan

•
Consider on a CASE-BY-CASE basis.  In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

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8.5           Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.
In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
8.6           Pre-Arranged Trading Plans (10b5-1 Plans)

•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
o	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
o	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
o	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
o	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
o	an executive may not trade in company stock outside the 10b5-1 Plan; and
o	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
8.7           Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o	historic trading patterns;
o	rationale for the repricing;
o	value-for-value exchange;
o	option vesting;
o	term of the option;
o	exercise price; and
o	participation.
Transfer Stock Option (TSO) Programs

Vote FOR if One-time Transfers:

•	executive officers and non-employee directors are excluded from participating;
•	stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;
•	there is a two-year minimum holding period for sale proceeds.
•	Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.
8.8           Employee Stock Purchase Plans

Qualified Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
o	purchase price is at least 85% of fair market value;
o	offering period is 27 months or less; and
o	the number of shares allocated to the plan is 10% or less of the outstanding shares.
•	Votes AGAINST employee stock purchase plans where any of the following apply:
o	purchase price is at least 85% of fair market value;
o	offering period is greater than 27 months; and
o	the number of shares allocated to the plan is more than 10% of the outstanding shares.
Non-Qualified Plans

•	Vote FOR nonqualified employee stock purchase plans with all the following features:

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o	broad-based participation;
o	limits on employee contribution;
o	company matching contribution up to 25 percent;
o	no discount on the stock price on the date of purchase.
8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
•
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.
8.10           Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).
8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
•	Vote on a CASE-BY-CASE basis.
8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
o
Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

▪	There is a misalignment between CEO pay and company performance (pay for performance);
▪	The company maintains problematic pay practices;
▪	The board exhibits poor communication and responsiveness to shareholders.
o	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
▪	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);
▪	Evaluation of peer group benchmarking used to set target pay or award opportunities; and
▪	Balance of performance-based versus non-performance-based pay.
•	Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")
o	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
8.13           401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.
8.14           Shareholder Proposals Regarding Executive and Director Pay

•
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the

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•	company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
•
Generally vote FOR shareholder proposals seeking disclosure regarding the company's, board's, or committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

~~•~~	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.
•
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15           Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
o	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or
o	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.
8.16           Pay-for-Performance

•
Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance.  In evaluating the proposals, the following factors will be analyzed:

o	What aspects of the company's short-term and long-term incentive programs are performance-driven?
o	Can shareholders assess the correlation between pay and performance based on the company's disclosure?
o	What type of industry does the company belong to?
o	Which stage of the business cycle does the company belong to?
8.17           Pay-for-Superior-Performance Standard

•
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company's executive compensation plan for senior executives.

8.18           Golden Parachutes and Executive Severance Agreements

•
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
o	the parachute should be less attractive than an ongoing employment opportunity with the firm;
o	the triggering mechanism should be beyond the control of management;
o	the amount should not exceed three times base salary plus guaranteed benefits; and
o
change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
o	If presented as a separate voting item, OFI will apply the same policy as above.
o	In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management say on pay"), OFI will evaluate the "say on

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o	pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
8.19           Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
8.20           Supplemental Executive Retirement Plans (SERPs)

•
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

8.21           Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
o	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;
o	the nature of the proposal where financial restatement is due to fraud;
o	whether or not the company has had material financial problems resulting in chronic restatements; and/or
o	the adoption of a robust and formal bonus/equity recoupment policy.
•	If a company's bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.
8.22           Tax Gross-Up Proposals

•
Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

8.23    Bonus Banking/Bonus Banking “Plus”

•
Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company’s past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.

8. 24 Golden Coffins/Executive Death Benefits

•
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

8.25    Eliminate Accelerated Vesting of Unvested Equity

•
Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

9.0           SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

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In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:
o	have a discernable positive impact on short-term or long-term share value; or
o	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
•
prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•
reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;
•
the degree to which the company's stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the company's analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
•	whether the subject of the proposal is best left to the discretion of the board;
•	whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines.  The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals.   If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0           OPERATIONAL ITEMS

1.1.1   Routine Items

•
Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.

1.1.2                      Financial Results/Director and Auditor Reports

●	Vote FOR approval of financial statements and director and auditor reports, unless:

o	there are material concerns about the financials presented or audit procedures used; or
o	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
 1.1.3                 Allocation of Income and Dividends
●	Vote FOR approval of allocation of income and distribution of dividends, unless:

o	the dividend payout ratio has been consistently below 30% without an adequate explanation; or
o	the payout ratio is excessive given the company’s financial position.
1.1.4    Stock (Scrip) Dividend Alternative

●	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.
●	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.5           Lower Disclosure Threshold for Stock Ownership

●	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

1.2           Appointment of Internal Statutory Auditors

●      Vote FOR the appointment and reelection of statutory auditors, unless:

o	there are serious concerns about the statutory reports presented or the audit procedures used;
o	questions exist concerning any of the statutory auditors being appointed; or
o	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.
1.3           Remuneration of Auditors

●
Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.4	Indemnification of Auditors

●	Vote AGAINST proposals to indemnify auditors.

2.0           THE BOARD OF DIRECTORS

2.1           Discharge of Board and Management

●      Vote FOR discharge from responsibility of the board and management, unless:

o	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or

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o	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.
2.2                      Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, taking into account company practices, corporate governance codes, disclosure, and best practices, examining factors such as:
o	Composition of the board and key board committees;
o	Long-term company performance relative to a market index;
o	Corporate governance provisions and takeover activity; and
o	Company practices and corporate governance codes.
•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). Such instances generally fall into the following categories:
o	The board fails to meet minimum corporate governance standards;
o	Adequate disclosure has not been provided in a timely manner;
o	There are clear concerns over questionable finances or restatements;
o	There have been questionable transactions with conflicts of interest;
o	There are any records of abuses against minority shareholder interests;
o	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;
o	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
o	Failure to replace management as appropriate; or
o
Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

4.0           ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1           Poison Pills

●
Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis.  A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

o	to give the board more time to find an alternative value enhancing transaction; and
o	to ensure the equal treatment of shareholders.
•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:
o	determine whether actions by shareholders constitute a change in control;
o	amend material provisions without shareholder approval;
o	interpret other provisions;
o	redeem the plan without a shareholder vote; or
o	prevent a bid from going to shareholders.
•	Vote AGAINST plans that have any of the following characteristics:
o	unacceptable key definitions;
o	flip-over provision;
o	permitted bid period greater than 60 days;
o	maximum triggering threshold set at less than 20% of outstanding shares;
o	does not permit partial bids;
o	bidder must frequently update holdings;
o	requirement for a shareholder meeting to approve a bid; or
o	requirement that the bidder provide evidence of financing.
•	In addition to the above, a plan must include:
o	an exemption for a “permitted lock up agreement”;
o	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and
o	exclude reference to voting agreements among shareholders.
4.2           Renew Partial Takeover Provision

●      Vote FOR proposals to renew partial takeover provision.

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4.3                 Depositary Receipts and Priority Shares

●	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.
•	Vote AGAINST the introduction of priority shares.
4.4           Issuance of Free Warrants

●      Vote AGAINST the issuance of free warrants.

Defensive Use of Share Issuances

●	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0                 MERGERS AND CORPORATE RESTRUCTURINGS

5.1           Mandatory Takeover Bid Waivers

●	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

5.2                 Related-Party Transactions

●
In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

5.3	Expansion of Business Activities

●
Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective.  If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0                 CAPITAL STRUCTURE

7.1           Pledge of Assets for Debt

•
OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%.  Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.2           Increase in Authorized Capital

●
Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

●	Vote FOR specific proposals to increase authorized capital to any amount, unless:
o	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or
o	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
●      Vote AGAINST proposals to adopt unlimited capital authorization.

7.3             Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

●	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
●	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

7.4           Reduction of Capital

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●	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

o
reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus.  If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

o
Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets.  In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

●	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.5           Convertible Debt Issuance Requests

●	Vote FOR the creation/issuance of convertible debt instruments as long as	the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.6           Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to100% is considered acceptable.

●	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.
●
Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis.  Any proposed debt issuance is compared to industry and market standards.

7.7	Reissuance of Shares Repurchased

●	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

7.8	Capitalization of Reserves for Bonus Issues/Increase in Par Value

●	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

7.9	Control and Profit Agreements/Affiliation Agreements with Subsidiaries

●	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0           EXECUTIVE AND DIRECTOR COMPENSATION

8.1           Director Remuneration

●	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.
●	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
●	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
●	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.2           Retirement Bonuses for Directors and Statutory Auditors

●
Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

●	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

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PYRAMIS GLOBAL ADVISORS, LLC

Proxy Voting Policies and Procedures
December 2014

I.	General Principles
A.
Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies' relationship, business or otherwise, with that portfolio company.

B.
FMR Investment Proxy Research votes proxies on behalf of Pyramis’ clients. Execution of Pyramis Proxy Votes is delegated to FMR Investment Proxy Research. Like other Fidelity employees, FMR Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of Pyramis’s clients, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, FMR Investment Proxy Research employees, like other Fidelity employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity’s corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis and its customers.

C.	Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.
D.	Non-routine proposals will generally be voted in accordance with the Guidelines.
E.
Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR Investment Proxy Research.

F.
Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G.
Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

H.
In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I.
Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)
A.
Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B.
Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.
D.	Sunset Provision - a condition in a charter or plan that specifies an expiration date.

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E.	Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.
F.
Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

G.	Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
H.	Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
I.	Micro-Capitalization Company - a company with market capitalization under US $300 million.
J.	Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III.	Directors
A.	Election of Directors
Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.
An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a.	The Poison Pill includes a Sunset Provision of less than five years;
b.	The Poison Pill includes a Permitted Bid Feature;
c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and
d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.
Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2.
The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

3.
Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.
Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has  an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

5.	To gain Pyramis’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.
6.
The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

7.	The board is not composed of a majority of independent directors.
B.	Indemnification
Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C.	Independent Chairperson
Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited

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cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections
Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

E.	Proxy Access

Pyramis will generally vote against management and shareholder proposals to adopt proxy access.

Compensation

B.	Executive Compensation
1.	Advisory votes on executive compensation
a.
Pyramis will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

b.      Pyramis will generally vote against proposals to ratify Golden Parachutes.

2.	Frequency of advisory vote on executive compensation
Pyramis will generally support annual advisory votes on executive compensation.

B.	Equity award plans (including stock options, restricted stock awards, and other stock awards).
Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1.
(a) The company’s average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the burn rate is acceptable.

2.
In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	The plan includes an Evergreen Provision.

4.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

C.	Equity Exchanges and Repricing
Pyramis will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;
2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3.	The company's relative performance compared to other companies within the relevant industry or industries;
4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

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5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.
D.	Employee Stock Purchase Plans
Pyramis will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing “best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

E.	Employee Stock Ownership Plans (ESOPs)
Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

F.	Bonus Plans and Tax Deductibility Proposals
Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.	Anti-Takeover Provisions
Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	The Poison Pill includes the following features:
1.	A Sunset Provision of no greater than five years;
2.	Linked to a business strategy that is expected to result in greater value for the shareholders;
3.	Requires shareholder approval to be reinstated upon expiration or if amended;
4.	Contains a Permitted Bid Feature; and
5.	Allows Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.
B.	An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or
C.	It is a fair price amendment that considers a two-year price history or less.
Pyramis will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

D.
In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

E.
In the case of shareholder proposals regarding shareholders’ right to call special meetings, Pyramis generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

F.
In the case of proposals regarding shareholders’ right to act by written consent, Pyramis will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.

VI.	Capital Structure / Incorporation
A.	Increases in Common Stock
Pyramis will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable

B.	Reverse Stock Splits

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Pyramis will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

C.	New Classes of Shares
Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

D.	Cumulative Voting Rights
Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

E.	Acquisition or Business Combination Statutes
Pyramis will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

F.	Incorporation or Reincorporation in Another State or Country
Pyramis will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. Pyramis will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

VII.	Shares of Investment Companies
A.
If applicable, when a Pyramis account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, Pyramis will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting"). Pyramis may choose not to vote if “echo voting” is not operationally feasible.

B.
Certain Pyramis accounts may invest in shares of underlying Fidelity Funds that do not have public shareholders.  For Fidelity Funds without public shareholders that are managed by FMR or an affiliate. Pyramis will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

A.	Voting Process
Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Regulated Industries
Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

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SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA, INC.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.’s (“SIMNA’s”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940.  Specifically, Rule 206(4)-6 requires that SIMNA:

• Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

• Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how SIMNA voted proxies.

Rule 30b1-4 requires that the U.S. Mutual Funds for which SIMNA serves as an investment adviser (the “Funds”):

• Disclose their proxy voting policies and procedures in their registration statements; and

• Annually, file with the SEC and make available to shareholders their actual proxy voting.

(a) Proxy Voting General Principles

SIMNA will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by SIMNA (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Corporate Governance Committee

The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with SIMNA to ensure compliance with this proxy voting policy.  The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

The Schroders’ Group Corporate Governance Team (the “Team”) provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.

When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the “Policy”), as revised from time to time.  The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

The Team uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies.  ISS provides proxy research, voting and vote-reporting services. ISS’s primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although SIMNA may consider ISS’s and others’ recommendations on proxy issues, SIMNA bears ultimate responsibility for proxy voting decisions.

SIMNA may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

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From time to time, proxy voting proposals may raise conflicts between the interests of SIMNA’s clients and the interests of SIMNA and/or its employees. SIMNA has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

• Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with SIMNA;

• A proponent of a proxy proposal has a client relationship with SIMNA;

• A proponent of a proxy proposal has a business relationship with SIMNA;

• SIMNA has business relationships with participants in proxy contests, corporate directors or director candidates;

SIMNA is responsible for identifying proxy voting proposals that may present a material conflict of interest. If SIMNA receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. SIMNA (or the Team on behalf of SIMNA) will determine whether a proposal is material as follows:

• Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless SIMNA has actual knowledge that a routine proposal should be treated as material.  For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

• Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless SIMNA determines that neither SIMNA nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question.  For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If SIMNA determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, SIMNA will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the Policy, SIMNA will vote in accordance with such Policy;

B. If SIMNA believes it is in the best interests of clients to depart from the Policy, SIMNA will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, SIMNA may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against SIMNA’s own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and SIMNA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIMNA must take one of the following actions in voting such proxy:  (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by SIMNA; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, SIMNA will vote in accordance with ISS’ recommendation.

Record of Proxy Voting

SIMNA will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

SIMNA will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by SIMNA, the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

SIMNA will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

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Such records will be maintained for at least six years and may be retained electronically.

Additional Reports and Disclosures for the Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information.  In addition to the records required to be maintained by SIMNA, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

• Name of the issuer of the security;

• Exchange ticker symbol;

• CUSIP number, if available;

• Shareholder meeting date;

• Brief summary of the matter voted upon;

• Source of the proposal, i.e., issuer or shareholder;

• Whether the fund voted on the matter;

• How the fund voted; and

• Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record.  If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

September 2014

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T. ROWE PRICE ASSOCIATES, INC.

PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

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Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

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Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

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Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund  in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively,

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including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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WELLS CAPITAL MANAGEMENT INCORPORATED

Wells Capital Management Policies and Procedures

I.           Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients.  WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”).  WellsCap has adopted this Policy in order to satisfy its fiduciary obligation.  It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles.  Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio.   While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II.           Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients.  Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law.  For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap.  Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares.  From time to time, WellsCap may participate with a dissident group to vote proxies.  In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy.  WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines.  Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1.
Proxy Administrator:  WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer.  The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures.  The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner.  The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.
The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments.  The Committee members are selected from portfolio management groups and include investment risk personnel.  Members of the Committee are subject to change upon approval from the Committee Chair.

3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4.           Third Parties
To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services.  Currently, WellsCap has contracted with Institutional Shareholder Services (ISS) a provider of proxy-voting services, to provide the following services to WellsCap:
•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

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•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;
•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;
•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and
•	Annual analysis and rationale for guideline amendments.
C.           Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

1.           Voting Guidelines.  WellsCap, through its agent (ISS), votes proxies on different platforms subject to the client’s expressed goals.  The two key platforms are: (i) the ISS’s Proxy Voting Guidelines, and (ii) ISS’S Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO.   These Guidelines set forth how proxies will be voted on the issues specified.  Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis.  The guideline may also be silent on a particular proposal, especially regarding foreign securities.  ISS will vote proxies for or against as directed by the guidelines.  Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform.    In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap.  Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted.  Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2.           Voting Discretion.  In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline.  In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential.  Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares.  In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/WellsCap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3.           Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4.           Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote.  Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading.

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Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.

5.          Conflicts of Interest.  WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS.  WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices.  In addition, Wells Fargo and/or WellsCap may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or WellsCap or its affiliates have other relationships with the issuer of the proxy.  WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines.  However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS.  In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates.  To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

6.          Regulatory Conflicts/Restrictions.                                                                           When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS’s voting guidelines to avoid any regulatory violations.

III.           Other Provisions

Guideline Review
The Proxy Committee meets at least annually to review this Policy and consider changes to it.  Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer.  A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention
WellsCap will maintain the following records relating to the implementation of the Procedures:
▪	A copy of these proxy voting polices and procedures;
▪	Proxy statements received for client securities (which will be satisfied by relying on ISS);
▪	Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);
▪	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and
▪	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures
Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

The Allianz Variable Insurance Products Trust ♦ SAI ♦ April 27, 2015

PART C
OTHER INFORMATION

ITEM 28. EXHIBITS

Exhibit Number	Description of Exhibit

(a)(1)	Agreement and Declaration of Trust, dated July 13, 1999, filed on July 21, 1999 as Exhibit (a) to Registration Statement No. 333-83423, is incorporated by reference.

(a)(2)
Agreement and Declaration of Trust, of the Allianz Variable Insurance Products Trust, dated July 13, 1999 as amended May 1, 2006, filed on February 5, 2014 as Exhibit (a)(2) to Registrant’s Post-Effective Amendment No. 41, is incorporated by reference.

(b)(1)	By-laws, dated July 13, 1999, filed on July 21, 1999 as Exhibit (b) to Registration Statement No. 333-83423, is incorporated by reference.

(b)(2)
By-laws, of the Allianz Variable Insurance Products Trust, dated July 13, 1999 as amended May 1, 2006, filed on February 5, 2014 as Exhibit (b)(2) to Registrant’s Post-Effective Amendment No. 41, is incorporated by reference.

(c)	Not Applicable

(d)(1)
Investment Management Agreement, dated April 27, 2001, between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, filed on October 24, 2001 as Exhibit (d)(2)(i) to Registrant's Post-Effective Amendment No. 7, is incorporated by reference.

(d)(1)(i)
Revised Schedule A, dated April 27, 2015 to the Investment Management Agreement between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, dated April 27, 2001, filed on April 20, 2015 as Exhibit (d)(1)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(1)(ii)
Revised Attachment 1 dated April 27, 2015, to Revised Schedule A of the Investment Management Agreement between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, dated April 27, 2001, filed on April 20, 2015 as Exhibit (d)(1)(ii) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(2)
Subadvisory Agreement, dated November 28, 2007, between Allianz Life Advisers, LLC, and BlackRock Institutional Management Corporation, filed on April 29, 2008, as Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(d)(2)(i)
Novation of Subadvisory Agreement, dated July 1, 2011,  between Allianz Life Advisers, LLC, and BlackRock Institutional Management Corporation, filed on December 13, 2011, as Exhibit (d)(2)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(d)(3)
Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on June 30, 2009 as Exhibit (6)(d) to Registrant's Registration Statement on form N-14, is incorporated by reference.

(d)(3)(i)
Schedule A, revised effective January 2, 2012, to the Subadvisory Agreement dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on December 13, 2011, as Exhibit (d)(3)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(d)(3)(ii)
First Amendment, effective January 2, 2012, to the Subadvisory Agreement dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on December 13, 2011, as Exhibit (d)(3)(ii) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(d)(4)
Subadvisory Agreement, dated January 26, 2009 between Allianz Investment Management LLC and BlackRock Capital Management, Inc., filed on April 24, 2009 as Exhibit (d)(5) to Registrant's Post-Effective Amendment No. 26, is incorporated by reference.

(d)(4)(i)
Revised Schedule A, dated March 1, 2013, to the Subadvisory Agreement dated January 26, 2009 between Allianz Investment Management LLC and BlackRock Capital Management, filed on April 23, 2013 as Exhibit (d)(4)(i) to Registrant’s Post-Effective Amendment No. 39, is incorporated by reference.

(d)(5)
Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Financial Management, Inc., filed on June 30, 2009 as exhibit (6)(f) to Registrant's Registration Statement on form N-14, is incorporated by reference.

(d)(6)
Subadvisory Agreement, dated April 27, 2015, between Allianz Investment Management, LLC and The Boston Company Asset Management LLC, filed on April 20, 2015 as Exhibit (d)(6) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(7)
Subadvisory Agreement, dated April 24, 2015 between Allianz Investment Management LLC and Dimensional Fund Advisors LP, filed on April 20, 2015 as Exhibit (d)(7) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(8)
Subadvisory Agreement dated February 25, 2012 between Allianz Investment Management LLC and Federated Global Investment Management Corp., filed on April 25, 2012 as Exhibit (d)(10) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(d)(8)(i)
Schedule A dated November 1, 2013, to the Subadvisory Agreement dated February 25, 2012 between Allianz Investment Management LLC and Federated Global Investment Management Corp., filed on April 20, 2015 as Exhibit (d)(8)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(9)
Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Franklin Advisers, Inc., filed on February 5, 2010 as Exhibit (d)(11) to Registrant's  Post-Effective Amendment No. 27, is incorporated by reference.

(d)(9)(i)
Revised Schedule A, dated November 1, 2009, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Franklin Advisers, Inc., filed on February 5, 2010 as Exhibit (d)(11)(i) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(9)(ii)
First Amendment, dated September 20, 2012, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Franklin Advisers, Inc., filed on April 23, 2013 as Exhibit (d)(10)(ii) to Registrant’s Post-Effective Amendment No. 39, is incorporated by reference.

(d)(10)
Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Franklin Mutual Advisers, LLC, filed on February 5, 2010 as Exhibit (d)(13) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(10)(i)
First Amendment, dated September 20, 2012, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Franklin Mutual Advisers, LLC, filed on April 23, 2013 as Exhibit (d)(11)(i) to Registrant’s Post-Effective Amendment No. 39, is incorporated by reference.

(d)(11)
Subadvisory Agreement draft dated April 29, 2010 between Allianz Investment Management LLC and Gateway Investment Advisers, LLC, filed on April 27, 2010 as Exhibit (d)(14) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(d)(12)
Amended and Restated Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Invesco Advisers, Inc., filed on April 28, 2011, as Exhibit (d)(14) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(d)(12)(i)
Revised Schedule A, dated October 1, 2011, to the Amended and Restated Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Invesco Advisers, Inc., filed on December 13, 2011, as Exhibit (d)(14)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(d)(13)
Subadvisory Agreement dated January 26, 2009 between Allianz Investment Management LLC and J.P. Morgan Investment Management, Inc., filed on February 4, 2009 as Exhibit (d)(15) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(d)(13)(i)
Revised Schedule A, dated April 29, 2011, to the Subadvisory Agreement dated January 26, 2009 between Allianz Investment Management LLC and J.P. Morgan Investment Management, Inc., filed on April 28, 2011, as Exhibit (d)(15)(i) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(d)(14)
Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Massachusetts Financial Services Company, filed on February 5, 2010 as Exhibit (d)(16) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(14)(i)
Revised Schedule A dated January 24, 2014, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Massachusetts Financial Services Company, filed on April 20, 2015 as Exhibit (d)(14)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(15)
Subadvisory Agreement, dated November 14, 2014, between Allianz Investment Management LLC and Metropolitan West Asset Management, LLC, filed  on November 3, 2014 as Exhibit (d)(14) to Registrant's Post-Effective Amendment No. 46, is incorporated by reference.

(d)(16)
Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Morgan Stanley Investment Management Inc., filed on April 28, 2011, as Exhibit (d)(17) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(d)(16)(i)
Revised Schedule A, dated October 1, 2011, to the Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Morgan Stanley Investment Management Inc., filed on December 13, 2011, as Exhibit (d)(17)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(d)(17)
Subadvisory Agreement dated April 30, 2009 between  Allianz Investment Management LLC and NFJ Investment Group LLC, filed on June 30, 2009 as exhibit (6)(q) to Registrant's Registration Statement on form N-14, is incorporated by  reference.

(d)(18)
Subadvisory Agreement, dated February 25, 2012, between Allianz Life Advisers, LLC and OppenheimerFunds, Inc., filed on April 25, 2012 as Exhibit (d)(20) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(d)(18)(i)
Revised Schedule A dated May 1, 2013, to the Subadvisory Agreement, dated February 25, 2012, between Allianz Life Advisers, LLC and OppenheimerFunds, Inc., filed on April 20, 2015 as Exhibit (d)(18)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(19)
Subadvisory Agreement, dated September 1, 2012, between Allianz Life Advisers, LLC and Pyramis Global Advisors, LLC, filed on April 23, 2013 as Exhibit (d)(20) to Registrant’s Post-Effective Amendment No. 39, is incorporated by reference.

(d)(19)(i)
Revised Schedule A, dated October 31, 2014, to the Subadvisory Agreement, dated September 1, 2012, between Allianz Life Advisers, LLC and Pyramis Global Advisors, LLC, filed on November 3, 2014 as Exhibit (d)(18)(i) to Registrant's Post-Effective Amendment No. 46, is incorporated by reference.

(d)(20)
Subadvisory Agreement, dated May 1, 2007, between Allianz Life Advisers, LLC and Schroder Investment Management North America Inc, filed on April 27, 2007 as Exhibit (d)(19) to Registrant's Post-Effective Amendment No. 23, is incorporated by reference.

(d)(20)(i)
Revised Schedule A dated October 26, 2009 to the Subadvisory Agreement, dated May 1, 2007, between Allianz Life Advisers, LLC and Schroder Investment Management North America Inc, filed on February 5, 2010 as Exhibit (d)(20)(i) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(21)
Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Templeton Global Advisors Limited, filed on February 5, 2010 as Exhibit (d)(21) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(21)(i)
Revised Schedule A, dated November 1, 2009, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Templeton Global Advisors Limited, filed on February 5, 2010 as Exhibit (d)(21)(i) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(d)(21)(ii)
First Amendment, dated September 20, 2012, to the Subadvisory Agreement dated October 26, 2009 between Allianz Investment Management LLC and Templeton Global Advisors Limited, filed on April 23, 2013 as Exhibit (d)(22)(ii) to Registrant’s Post-Effective Amendment No. 39, is incorporated by reference.

(d)(22)
Subadvisory Agreement dated November 15, 2013, between Allianz Investment Management LLC and T. Rowe Price Associates, Inc., filed on February 5, 2014 as Exhibit (d)(23) to Registrant’s Post-Effective Amendment No. 41, is incorporated by reference.

(d)(23)
Subadvisory Agreement dated April 21, 2014, between Allianz Investment Management LLC and Wells Capital Management Incorporated, filed on April 21, 2014 as Exhibit (d)(24) to Registrant’s Post-Effective Amendment No. 42, is incorporated by reference.

(e)(1)
Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(1) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(e)(1)(i)
Revised Schedule I dated April 27, 2015, to the Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on April 20, 2015 as Exhibit (e)(1)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(e)(1)(ii)
Fee Agreement Letter dated August 28, 2007 to the Distribution Agreement between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on February 4, 2009 as Exhibit (e)(1)(ii) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(e)(2)
Participation Agreement dated August 28, 2007 between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(e)(2)(i)
Revised Schedule A dated April 27, 2015, to the Participation Agreement dated August 28, 2007 between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on April 20, 2015 as Exhibit (e)(2)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(e)(3)
Participation Agreement dated August 28, 2007 between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of New York, and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(3) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(e)(3)(i)
Revised Schedule A dated April 27, 2015, to the Participation Agreement dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of New York, and Allianz Life Financial Services, LLC, filed on April 20, 2015 as Exhibit (e)(3)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(f)	N/A

(g)(1)
Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 4, 2009 as Exhibit (g)(1) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(g)(1)(i)
Amendments dated May 2, 2011, July 16, 2010, April 22, 2010, and October 26,2009 to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on December 13, 2011, as Exhibit (g)(1)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(g)(1)(ii)
Amendment dated October 31, 2013, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 5, 2014 as Exhibit (g)(1)(ii) to Registrant’s Post-Effective Amendment No. 41, is incorporated by reference.

(g)(1)(iii)
Amendments dated January 10, 2014, and April 28, 2014, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on July 18, 2014 Exhibit (g)(1)(iii) to Registrant's Post-Effective Amendment No. 44, is incorporated by reference.

(g)(1)(iv)
Amendments dated October 27, 2014 and April 27, 2015, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on April 20, 2015 as Exhibit (g)(1)(iv) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(g)(1)(v)
Custody and Securities Lending Fee Schedule dated October 1, 2011, between Allianz Life Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on December 13, 2011, as Exhibit (g)(1)(ii) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(g)(2)
Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 28, 2011, as Exhibit (g)(2) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(g)(2)(i)
Amendment dated January 24, 2012 to the Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 25, 2012, as Exhibit (g)(2)(i) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(g)(2)(ii)
Amendment dated April 24, 2015 to the Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 20, 2015 as Exhibit (g)(2)(ii) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(h)(1)
Services Agreement dated January 1, 2015, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on February 4, 2015, as Exhibit (h)(1) to Registrant's Post-Effective Amendment No. 48, is incorporated by reference.

(h)(1)(i)
Amendment dated April 1, 2015, to Services Agreement dated January 1, 2015, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 20, 2015 as Exhibit (h)(1)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(h)(1)(ii)
Transfer Agency Agreement dated April 1, 2015, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 20, 2015 as Exhibit (h)(1)(ii) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(h)(2)
PFO Services Agreement dated January 1, 2015, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on February 4, 2015, as Exhibit (h)(2) to Registrant's Post-Effective Amendment No. 48, is incorporated by reference.

(h)(3)
Amended and Restated Administrative Services Agreement, dated November 1, 2014, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on February 4, 2015, as Exhibit (h)(3) to Registrant's Post-Effective Amendment No. 48, is incorporated by reference.

(h)(4)
Amended and Restated Compliance Services Agreement, dated July 1, 2014, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on February 4, 2015, as Exhibit (h)(4) to Registrant's Post-Effective Amendment No. 48, is incorporated by reference.

(h)(5)
Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC, and Allianz Variable Insurance Products Trust, filed on April 29, 2008, as Exhibit (h)(5) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(h)(5)(i)
Revised Exhibit A, dated April 27, 2015, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed on April 20, 2015 as Exhibit (h)(5)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(h)(5)(ii)
Amendment No. 1 dated January 23, 2012, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed on April 25, 2012, as Exhibit (h)(5)(ii) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(h)(6)
Net Investment Income Maintenance Agreement, dated March 17, 2009, between Allianz Investment Management LLC, Allianz Life Financial Services, LLC, and Allianz Variable Insurance Products Trust, filed on November 19, 2010 as exhibit 13(g) to Registrant’s Form N-14, Post-Effective Amendment No. 1, is incorporated by reference.

(h)(7)
Joint Insured Agreement dated November 3, 2010 between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on April 28, 2011, as Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(i)*	Opinion and consent of counsel, filed herewith.

(j)*	Consent of KPMG LLP (Independent Registered Public Accounting Firm), filed herewith.

(k)	N/A

(l)	N/A

(m)(1)
Rule 12b-1 Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on October 26, 1999 as Exhibit (m) to Registrant's Pre-Effective Amendment No. 2, is incorporated by reference.

(m)(1)(i)
Revised Exhibit A dated April 27, 2015, to the Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on April 20, 2015 as Exhibit (m)(1)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(n)
Rule 18f-3 Multiple Class Plan, dated February 23, 2007, for the Allianz Variable Insurance Products Trust, filed on April 27, 2007 as Exhibit (n) to Registrant's Post-Effective Amendment No. 23, is incorporated by reference.

(p)(1)
Code of Ethics of Allianz Investment Management LLC, tenth amendment and restatement, effective November 1, 2014, filed on April 20, 2015 as Exhibit (p)(1) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(p)(2)	Code of Ethics of Allianz Life Financial Services, LLC, dated August 21, 2007, filed on April 29, 2008, as Exhibit (p)(2) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(p)(3)
Code of Ethics of Allianz Global Investors of America L.P., (Parent Co. of NFJ Investment Group LLC effective November 1, 2009, filed on April 27, 2010 as Exhibit (p)(4) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(p)(4)
Code of Ethics of Allianz Variable Insurance Products Trust, revised August 29, 2006, filed on April 29, 2008, as Exhibit  (p)(5) to Registrant's Post-Effective Amendment No. 24, is  incorporated by reference.

(p)(5)
Code of Ethics of BlackRock Investment Adviser Companies (all BlackRock entities) revised as of April 26, 2007, filed on April 29, 2008, as Exhibit (p)(6) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(p)(6)
Code of Ethics of Citigroup Asset Management - North America, as amended September 13, 2005, filed on December 27, 2006 as Exhibit (p)(3)(iii) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.

(p)(7)	Code of Ethics of Dimensional Fund Advisors LP, as of January 2015, filed on April 20, 2015 as Exhibit (p)(7) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(p)(8)	Code of Ethics of Federated Investors, Inc., effective September 30, 2012, filed on April 23, 2013 as Exhibit (p)(9) to Registrant’s Post-Effective Amendment No. 39, is incorporated by reference.

(p)(9)
Code of Ethics of Franklin Templeton Investments (includes all subsidiaries of Franklin Resources, Inc.), revised April 1, 2012, filed on April 23, 2013 as Exhibit (p)(10) to Registrant’s Post-Effective Amendment No. 39, is incorporated by reference.

(p)(10)	Code of Ethics of Gateway Investment Advisers, LLC, effective October 1, 2013, filed on April 21, 2014 as Exhibit (p)(9) to Registrant’s Post-Effective Amendment No. 42, is incorporated by reference.

(p)(11)
Code of Ethics of Invesco Advisers, Inc., adopted February 29, 2008, as amended effective January 1, 2011, filed on April 28, 2011, as Exhibit (p)(12) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(p)(12)
Code of Ethics of J.P. Morgan Investment Management, Inc., effective February 1, 2005 as revised November 18, 2008, filed on February 4, 2009 as Exhibit (p)(15) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(p)(13)
Code of Ethics of Mellon Financial Corporation (includes the Dreyfus Corporation), dated February 2006, filed on December 27, 2006, as Exhibit (p)(3)(x) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.

(p)(14)
Code of Ethics of Massachusetts Financial Services Company, dated September 19, 2014, filed on April 20, 2015 as Exhibit (p)(14) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(p)(15)
Code of Ethics of Metropolitan West Asset Management, LLC (TCW), as of January 2014, filed on November 3, 2014 as Exhibit (d)(18)(i) to Registrant's Post-Effective Amendment No. 46, is incorporated by reference.

(p)(16)
Code of Ethics of Morgan Stanley Investment Management, effective October 1, 2014, filed on April 20, 2015 as Exhibit (p)(16) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(p)(17)	Code of Ethics of OppenheimerFunds, Inc., filed on April 25, 2012, as Exhibit (p)(18) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(p)(18)	Code of Ethics of Pyramis Global Advisors LLC (Fidelity Companies) as of 2015, filed on April 20, 2015 as Exhibit (p)(18) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(p)(19)
Code of Ethics of Schroder Investment Management North America Inc., effective March 9, 2010, filed on April 27, 2010 as Exhibit (p)(17) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(p)(20)	Code of Ethics of T.Rowe Price Associates, Inc., effective July 1, 2014, filed on February 4, 2015, as Exhibit (p)(20) to Registrant's Post-Effective Amendment No. 48, is incorporated by reference.

(p)(21)	Code of Ethics of Wells Capital Management Incorporated, filed on April 21, 2014 as Exhibit (p)(19) to Registrant’s Post-Effective Amendment No. 42, is incorporated by reference.

(q)	Powers of Attorney, filed on December 13, 2011, as Exhibit (m)(1)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(r)	Company Organizational Chart, as of January 1, 2015, filed on April 20, 2015 as Exhibit (r) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

     * Filed herewith

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Company organizational chart is incorporated in this filing as Exhibit (r).

ITEM 30. INDEMNIFICATION

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Registration No.
1.
Allianz Investment Management LLC (previously Allianz Life Advisers, LLC) - this  information  is included in Form ADV filed with the SEC by Allianz Life Advisers and is incorporated by reference herein.
801-60167

2.	BlackRock Advisors, LLC, - this information is in form ADV filed with the Form ADV filed with the SEC by BlackRock Advisors, LLC and is incorporated by reference herein.	801-47710

3.	BlackRock Capital Management, Inc - this information is in form ADV filed with the SEC by BlackRock Investment Management, LLC and is incorporated by reference herein.	801-57038

4.	BlackRock Financial Management, Inc. - this information is in form ADV filed with the SEC by BlackRock Financial Management, Inc. and is incorporated by reference herein.	801-48433

5.	BlackRock Investment Management, LLC. - this information is in form ADV filed with the SEC by BlackRock Investment Management, LLC. and is incorporated by reference herein.	801-56972

6.	The Boston Company Asset Management LLC - this information is included in Form ADV filed with the SEC by The Boston Company Asset Management LLC and is incorporated herein by reference.	801-6829

7.	Dimensional Fund Advisors LP - this information is in form ADV filed with the SEC by Dimensional Fund Advisors LP and is incorporated by reference herein.	801-16283

8.	Federated Global Investment Management Corp. - this information is included in Form ADV filed with the SEC by Federated Global Investment Management Corp and is incorporated herein by reference	801-49470

9.	Franklin Advisers, Inc. this information is included in Form ADV filed with the SEC by Franklin Advisers, Inc. and is incorporated by reference herein.	801-26292

10.	Franklin Mutual Advisers, Inc. this information is included in Form ADV filed with the SEC by Franklin Mutual Advisers, Inc. and is incorporated by reference herein.	801-53068

11.	Gateway Investment Advisers, LLC - this information is included in Form ADV filed with the SEC by Gateway Investment Advisers, LLC and is incorporated herein by reference.	801-68972

12.	Invesco Advisers, Inc. - this information is included in the Form ADV filed by Invesco Advisers, Inc. and is incorporated herein by reference.	801-33949

13.	J.P. Morgan Investment Management, Inc. - this information is included in Form ADV filed with the SEC by J.P. Morgan Asset Management and is incorporated herein by reference.	801-21011

14.	Massachusetts Financial Services Company - this information is included in Form ADV filed with the SEC by Massachusetts Financial Services Company and is incorporated herein by reference.	801-17352

15.	Metropolitan West Asset Management, LLC - this information is included in Form ADV filed with the SEC by Massachusetts Financial Services Company and is incorporated herein by reference.	801-53332

16.	Morgan Stanley Investment Management Inc. - this information is included in Form ADV filed with the SEC by Morgan Stanley Investment Management Inc. and is incorporated herein by reference.	801-15757

17.	NFJ Investment Group LLC - this information is included in Form ADV filed with the SEC by NFJ Investment Group LLC and is incorporated herein by reference.	801-47940

18.	OppenheimerFunds, Inc. - this information is included in Form ADV filed with the SEC by OppenheimerFunds, Inc. and is incorporated herein by reference.	801-8253

19.	Pyramis Global Advisors, LLC - this information is included in Form ADV filed with the SEC by Pyramis Global Advisors, LLC and is incorporated herein by reference.	801-63658

20.
Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited - this information is included in Form ADV filed with the SEC by Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited and is incorporated herein by reference.
801-15834 801-37163

21.	Templeton Global Advisors Limited. this information is included in Form ADV filed with the SEC by Templeton Global Advisors Limited, and is incorporated by reference herein.	801-42343

22.	T. Rowe Price Associates, Inc. - this information is included in Form ADV filed with the SEC by T. Rowe Price Associates, Inc., and is incorporated by reference herein.	801-856

23.	Wells Capital Management Incorporated- this information is included in Form ADV filed with the SEC by T. Rowe Price Associates, Inc., and is incorporated by reference herein.	801-21122

ITEM 32. PRINCIPAL UNDERWRITER

(a) Allianz Life Financial Services, LLC ("ALFS"), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds' distributor.

ALFS is affiliated with the Manager. ALFS acts a principal underwriter for the following investment companies:

Allianz Variable Insurance Products Fund of Funds Trust
Allianz Variable Insurance Products Trust

(b)	Officers and Directors.

Name and Principal Business Address*	Position with Underwriter
Robert DeChellis	Governor, Chief Executive Officer and President
Thomas Burns	Governor
Catherina A. Mahone	Governor
Giulio Terzariol	Governor
Jeffrey P. Pruitt	Vice President, Chief Compliance Officer
Aline P. Schellhas	Vice President, Chief Financial Officer and Treasurer
Corey Walther	Chief Operating Officer
Jennifer Sosniecki	Money Laundering Prevention Officer
Tracy M. Hardy	Assistant Secretary

*5701 Golden Hills Drive, Minneapolis, Minnesota 55416

 (c)  Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

Allianz Investment Management LLC, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416
Allianz Life Financial Services, LLC, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416
Business Data Record Services, 201 9th Ave SW, New Brighton, MN 55112
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
Sungard Investor Services LLC, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219
The Bank of New York Mellon, One Wall Street, New York, New York 10286
BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809
BlackRock Capital Management, Inc., 100 Bellevue Pkwy, Wilmington, DE 19809
BlackRock Financial Management, Inc., 55 East 52nd Street, New York, NY 10055
BlackRock Investment Management, LLC, 1 University Square Drive, Princeton, NJ 08540
Dimensional Fund Advisors LP, 6300 Bee Cave Road, Bldg One, Austin, TX 78746
The Boston Company Asset Management, LLC, One Boston Place, Boston, MA 02108
Federated Clover Investment Advisors, a Division of Federated Global Investment Management Corp., 450 Lexington Ave Suite 3700 New York, NY 10017-3943
Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906
Franklin Mutual Advisers, LLC, 101 John F. Kennedy Parkway, Short Hills, NJ 07078
Gateway Investment Advisers, LLC, 312 Walnut St, Ste 3500, Cincinnati, OH 45202-9834
Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, GA 30309
J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, NY 10017
Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199-7618
Metropolitan West Asset Management, LLC, 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017
Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, NY 10036
NFJ Investment Group LLC, 2100 Ross Avenue, Suite 700, Dallas, TX 75201
OppenheimerFunds Inc., Two World Financial Center 225 Liberty Street New York, NY 10281-1008

Pyramis Global Advisors LLC, 900 Salem Street, Smithfield, RI 02917
Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022
Schroder Investment Management North America, Limited, 31 Gresham Street, London EC2V 7QA England
Templeton Global Advisers, Limited, Lyford Cay, NASSAU
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202
Wells Capital Management Incorporated, 525 Market Street, 10th Floor, San Francisco, CA 94105

ITEM 34. MANAGEMENT SERVICES
         N/A

ITEM 35. UNDERTAKINGS
         N/A

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, in the State of Minnesota on the 20th day of April, 2015.

                                          ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Brian Muench
      _______________________________________________
      Brian Muench, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Allianz Variable Insurance Products Trust has been signed below by the following persons in the capacities indicated on April 20, 2015.

Signature	Title

/s/ Peter R. Burnim*	Trustee
Peter R. Burnim

/s/ Peggy L. Ettestad*	Trustee
Peggy L. Ettestad

/s/ Roger Gelfenbien*	Trustee
Roger A. Gelfenbien

/s/ Dickson W. Lewis*	Trustee
Dickson W. Lewis

/s/ Claire R. Leonardi*	Trustee
Claire R. Leonardi

/s/ Peter W. McClean*	Trustee
Peter W. McClean

/s/ Arthur C. Reeds III*	Trustee
Arthur C. Reeds III

/s/ Steve Rudden	Treasurer (principal financial and accounting officer)
Steve Rudden

/s/ Robert DeChellis*	Trustee
Robert DeChellis

By:  /s/ Brian Muench
      __________________________________
      Brian Muench, President

*Pursuant to powers of attorney filed as Exhibit (q) to this Registration Statement

EXHIBITS

TO

POST-EFFECTIVE AMENDMENT NO. 50

TO

FORM N-1A

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

INDEX TO EXHIBITS

Exhibit	Description of Exhibit
(i)	Opinion and consent of counsel
(j)	Consent of KPMG LLP (Independent Registered Public Accounting Firm)